AMENDED AND RESTATED

                                  $100,000,000

                              DEBTOR IN POSSESSION

                                CREDIT AGREEMENT

                                      AMONG

                          SAFETY-KLEEN SERVICES, INC.,

                               THE SEVERAL LENDERS
                        FROM TIME TO TIME PARTIES HERETO,

                         TORONTO DOMINION (TEXAS), INC.,

                AS GENERAL ADMINISTRATIVE AGENT AND UNDERWRITER,

                                       AND

                       THE CIT GROUP/BUSINESS CREDIT, INC.
                      AS COLLATERAL AGENT AND UNDERWRITER,

                       INITIALLY DATED AS OF JUNE 11, 2000

                    AMENDED AND RESTATED AS OF JULY 19, 2000

================================================================================

                                Table of Contents

                                                                                                               Page

SECTION 1. DEFINITIONS............................................................................................3
         1.1 Defined Terms........................................................................................3
            --------------
         1.2 Other Definitional Provisions.......................................................................17
            ------------------------------

SECTION 2. AMOUNTS AND TERMS OF COMMITMENTS......................................................................18
         2.1 Revolving Credit Commitments........................................................................18
            -----------------------------
         2.2 Procedure for Revolving Credit Borrowing............................................................18
            -----------------------------------------
         2.3 Repayment of Revolving Credit Loans; Evidence of Debt...............................................19
            ------------------------------------------------------
         2.4 Termination or Reduction of Revolving Credit Commitments............................................20
            ---------------------------------------------------------
         2.5 Funding Mechanisms During Borrower Notification Period..............................................20
            -------------------------------------------------------

SECTION 3. LETTERS OF CREDIT.....................................................................................20
         3.1 L/C Commitment......................................................................................20
            ---------------
         3.2 Procedure for Issuance of Letter of Credit..........................................................21
            -------------------------------------------
         3.3 Commissions, Fees and Other Charges.................................................................21
            ------------------------------------
         3.4 L/C Participations..................................................................................22
            -------------------
         3.5 Reimbursement Obligation of the Borrower............................................................23
            -----------------------------------------
         3.6 Obligations Absolute................................................................................23
            ---------------------
         3.7 Letter of Credit Payments...........................................................................24
            --------------------------
         3.8 Applications........................................................................................24
            -------------

SECTION 4. GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF CREDIT..........................................24
         4.1 Commitment Fee......................................................................................24
            ---------------
         4.2 Optional Prepayments................................................................................24
            ---------------------
         4.3 Mandatory Prepayments and Commitment Reductions.....................................................25
            ------------------------------------------------
         4.4 Conversion and Continuation Options.................................................................27
            ------------------------------------
         4.5 Minimum Amounts of Tranches.........................................................................28
            ----------------------------
         4.6 Interest Rates and Payment Dates....................................................................28
            ---------------------------------
         4.7 Computation of Interest and Fees....................................................................29
            ---------------------------------
         4.8 Inability to Determine Interest Rate................................................................29
            -------------------------------------
         4.9 Pro Rata Treatment and Payments.....................................................................30
            --------------------------------
         4.10 Illegality.........................................................................................32
             -----------
         4.11 Requirements of Law................................................................................32
             --------------------
         4.12 Taxes..............................................................................................33
             ------
         4.13 Indemnity..........................................................................................36
             ----------
         4.14 Change of Lending Office; Replacement Lender.......................................................36
             ---------------------------------------------

SECTION 5. REPRESENTATIONS AND WARRANTIES........................................................................37
         5.1 Accuracy of Information, etc........................................................................37
            ------------------------------
         5.2 No Change...........................................................................................37
            ----------
         5.3 Corporate Existence; Compliance with Law............................................................37
            -----------------------------------------

                                      -i-

         5.4 Corporate Power; Authorization; Enforceable Obligations.............................................37
            --------------------------------------------------------
         5.5 No Legal Bar........................................................................................38
            -------------
         5.6 No Material Litigation..............................................................................38
            -----------------------
         5.7 No Default..........................................................................................38
            -----------

         5.8 Ownership of Property; Liens........................................................................38
            -----------------------------
         5.9 Intellectual Property...............................................................................38
            ----------------------
         5.10 No Burdensome Restrictions.........................................................................39
             ---------------------------
         5.11 Taxes..............................................................................................39
             ------
         5.12 Federal Regulations................................................................................39
             --------------------
         5.13 ERISA..............................................................................................39
             ------
         5.14 Investment Company Act; Other Regulations..........................................................40
             --------------------------- --------------
         5.15 Affiliates.........................................................................................40
             -----------
         5.16 Purpose of Loans...................................................................................40
             -----------------
         5.17 Environmental Matters..............................................................................40
             ---------------
         5.18 Security Documents.................................................................................41
             -------------------
         5.19 Bank Accounts......................................................................................41
             --------------

SECTION 6. CONDITIONS PRECEDENT..................................................................................42
         6.1 Conditions to Initial Extensions of Credit..........................................................42
            -------------------------------------------
         6.2 Conditions to Extension of Credit...................................................................44
            ----------------------------------

SECTION 7. AFFIRMATIVE COVENANTS.................................................................................45
         7.1 Financial Statements................................................................................45
            ---------------------
         7.2 Certificates; Other Information.....................................................................46
            --------------------------------
         7.3 Collateral Reports..................................................................................47
            -------------------
         7.4 Collateral Audit....................................................................................48
            -----------------
         7.5 Conduct of Business and Maintenance of Existence....................................................48
            -------------------------           -------------
         7.6 Maintenance of Property; Insurance..................................................................48
            --------------------------
         7.7 Inspection of Property; Books and Records; Discussions..............................................48
            -------------------------------------------------------
         7.8 Notices.............................................................................................49
            --------
         7.9 Environmental Laws..................................................................................49
            -------------------
         7.10 Further Assurances.................................................................................51
             -------------------
         7.11 Financial Condition Covenants......................................................................51
             ------------------------------

SECTION 8. NEGATIVE COVENANTS....................................................................................51
         8.1 Proceeds of Revolving Credit Loans..................................................................51
            -----------------------------------
         8.2 Limitation on Indebtedness..........................................................................52
            ---------------------------
         8.3 Limitation on Liens.................................................................................52
            --------------------
         8.4 Limitation on Guarantee Obligations.................................................................53
            ------------------------------------
         8.5 Limitation on Fundamental Changes...................................................................53
            ----------------------------------
         8.6 Limitation on Disposition of Assets.................................................................53
            ------------------------------------
         8.7 Limitation on Dividends.............................................................................54
            ------------------------
         8.8 Limitation on Investments, Loans and Advances.......................................................54
            ----------------------------------------------
         8.9 Limitation on Transactions with Affiliates..........................................................55
            -------------------------------------------

                                      -ii-


         8.10 Limitation on Sales and Leasebacks.................................................................55
             -----------------------------------
         8.11 Limitation on Changes in Fiscal Year...............................................................55
             -------------------------------------
         8.12 Limitation on Lines of Business....................................................................55
             --------------------------------
         8.13 Chapter 11 Claims; Payment of Pre-Petition Date Claims.............................................56
             -------------------------------------------------------
         8.14 Reclamation Claims; Bankruptcy Code Section 546(g) Agreements......................................56
             --------------------------------------------------------------
         8.15 Employment Arrangements............................................................................56
             ------------------------

SECTION 9. EVENTS OF DEFAULT.....................................................................................56

SECTION 10. THE GENERAL ADMINISTRATIVE AGENT AND COLLATERAL AGENT................................................59
         10.1 Appointments.......................................................................................59
             -------------
         10.2 Delegation of Duties...............................................................................60
             ---------------------
         10.3 Exculpatory Provisions.............................................................................60
             -----------------------
         10.4 Reliance by General Administrative Agent and Collateral Agent......................................60
             --------------------------------------------------------------
         10.5 Notice of Default..................................................................................61
             ------------------
         10.6 Non-Reliance on the General Administrative Agent, Collateral Agent and Other Lenders...............61
             -------------------------------------------------------------------------------------
         10.7 Indemnification....................................................................................62
             ----------------
         10.8 Agents in Their Respective Individual Capacities...................................................62
             -------------------------------------------------
         10.9 Successor Agent....................................................................................63
             ----------------

SECTION 11. MISCELLANEOUS........................................................................................63
         11.1 Amendments and Waivers.............................................................................63
             -----------------------
         11.2 Notices............................................................................................64
             --------
         11.3 No Waiver; Cumulative Remedies.....................................................................65
             -------------------------------
         11.4 Survival of Representations and Warranties.........................................................66
             -------------------------------------------
         11.5 Payment of Expenses and Taxes......................................................................66
             ------------------------------
         11.6 Successors and Assigns; Participations and Assignments.............................................67
             -------------------------------------------------------
         11.7 Adjustments; Set-off...............................................................................69
             ---------------------
         11.8 Counterparts.......................................................................................70
             -------------
         11.9 Severability.......................................................................................70
             -------------
         11.10 Integration.......................................................................................70
              ------------
         11.11 GOVERNING LAW.....................................................................................71
              --------------
         11.12 Submission To Jurisdiction; Waivers...............................................................71
              ------------------------------------
         11.13 Acknowledgments...................................................................................71
              ----------------
         11.14 WAIVER OF JURY TRIAL..............................................................................72
              ---------------------
         11.15 Confidentiality...................................................................................72
              ----------------


SCHEDULES

1.1A        Commitments of Lenders
1.1B        Addresses for Notices
1.1C        Blocked Accounts
5.6         Litigation
5.8         Existing Liens
5.9         Intellectual Property Matters
5.15        Affiliates
5.17        Environmental Matters
8.2(b)      Existing Indebtedness
8.3(f)      Existing Liens
8.4(a)      Existing Guarantee Obligations
8.8         Existing Investments


EXHIBITS

A           Form of Guarantee and Collateral Agreement
B           Form of Borrowing Base Certificate
C           Form of Note
D           Form of Closing Certificate
E           Form of Borrowing Certificate
F           Form of Final Order
G           Form of Assignment and Acceptance
H           Form of Blocked Account Agreement

         AMENDED AND RESTATED DEBTOR IN POSSESSION CREDIT AGREEMENT, initially dated as of June 11, 2000, amended and restated as of July 19, 2000 among SAFETY-KLEEN SERVICES, INC., a Delaware corporation (the "BORROWER"), the financial institutions or entities from time to time parties to this Agreement (the "LENDERS"), THE TORONTO-DOMINION BANK, HOUSTON AGENCY, letter of credit issuing bank (the "ISSUING LENDER"), TORONTO DOMINION (TEXAS), INC., as administrative agent (as hereinafter defined, the "GENERAL ADMINISTRATIVE AGENT"), and THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT"), as collateral agent and underwriter (the "COLLATERAL AGENT"; collectively with the General Administrative Agent, the "UNDERWRITERS").

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, on June 9, 2000 (the "PETITION DATE"), the Borrower, its sole shareholder, Safety-Kleen Corp., a Delaware corporation ("HOLDINGS"), and the wholly owned subsidiaries of the Borrower incorporated under the laws of one of the United States of America (the "SUBSIDIARIES"; collectively with Holdings, the "GUARANTORS") filed voluntary petitions under Section 301 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the "BANKRUPTCY COURT") initiating their Chapter 11 cases (the "CASES") and have continued in the possession of their assets and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

         WHEREAS, the Borrower and the Underwriters entered into a Credit Agreement dated as of June 11, 2000 (the "INTERIM CREDIT AGREEMENT") and the Bankruptcy Court entered its interim order in respect thereof on or about June 14, 2000 ("INTERIM ORDER") authorizing extensions of credit thereunder of up to $40,000,000 prior to final approval of the financing arrangements contemplated hereby;

         WHEREAS, the Borrower has requested that the Lenders make available a revolving credit loan and letter of credit facility in an aggregate principal amount not to exceed $100,000,000 (inclusive of a $35,000,000 sublimit for the issuance of Letters of Credit (as hereinafter defined), guaranteed by the Guarantors, the proceeds of which will be used (a) for working capital and capital expenditures of the Borrower and the Subsidiaries, (b) for payment of
Chapter 11 expenses, including professional fees, (c) the refinancing of the Demand Loan Agreement dated as of March 14, 2000, to Safety-Kleen Systems, Inc., guaranteed by the Borrower, (d) the funding of adequate protection payments to the prepetition secured lenders under the Amended and Restated Credit Agreement dated as of April 3, 1998, among the Borrower, Safety-Kleen (Canada) Ltd., the General Administrative Agent, The Toronto-Dominion Bank, as Canadian Administrative Agent, and certain other financial institutions (as hereinafter defined, the "PREPETITION CREDIT AGREEMENT"), and (e) the payment of interest, fees and expenses hereunder, in each case subject to the terms of this Agreement, the orders entered from time to time by the Bankruptcy Court and the Budget (as hereinafter defined);

         WHEREAS, to provide security for the repayment and reimbursement of the extensions of credit and the payment of the other obligations of the Borrower and the Guarantors hereunder and under the other Loan Documents, the Borrower and the Guarantors shall provide to the General Administrative Agent (for the benefit of the General Administrative Agent and the Lenders), pursuant to this Agreement, the Guarantee and Collateral Agreement and the Orders:

                  (a) an allowed administrative expense claim in the Cases pursuant to Section 364(c)(1) of the Bankruptcy Code having a superpriority over all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code;

                  (b) a perfected first priority Lien, pursuant to Section 364(c)(2) of the Bankruptcy Code, upon all unencumbered personal property of the Borrower and the Guarantors (including without limitation cash, receivables, inventory, equipment, vehicles, furniture, bank accounts, trademarks, investment property, intercompany claims, proceeds of the sale of real property, claims against third parties and other general intangibles and the proceeds of any of the foregoing) and all Leaseholds (as hereinafter defined);

                  (c) a perfected second priority Lien, pursuant to Section 364(c)(3) of the Bankruptcy Code, upon all personal property of the Borrower and the Guarantors (including without limitation cash, receivables, inventory, equipment, vehicles, furniture, bank accounts, trademarks, investment property, intercompany claims, proceeds of the sale of real property, claims against third parties and other general intangibles and the proceeds of any of the foregoing) and all Leaseholds (as hereinafter defined) (other than property of the Borrower and the Guarantors subject to Liens securing the obligations under the Prepetition Credit Agreement) that is otherwise subject to valid and perfected Liens in existence on the Petition Date and subject to other Liens permitted to exist hereunder; and

                  (d) a perfected, first priority, senior, priming Lien, pursuant to Section 364(d)(1) of the Bankruptcy Code, upon all personal property of the Borrower and the Guarantors (including without limitation cash, receivables, inventory, equipment, furniture, bank accounts, trademarks, investment property, intercompany claims, claims against third parties and other general intangibles and the proceeds of any of the foregoing) that is subject to the Liens securing the obligations under the Prepetition Credit Agreement and certain real property securing such obligations (the "PREPETITION COLLATERAL") (but, in the case of the Elgin Loan Collateral, such Lien shall only be granted upon repayment of the Elgin Loan Obligations, and only in the amount so repaid plus interest accrued and paid on the Loans used to repay the Elgin Loan Obligations) and any Liens granted after the Petition Date to provide adequate protection in respect of such obligations provided that such first priority, senior, priming Lien shall be subject to any Liens permitted under the Prepetition Credit
         Agreement to be prior to the Liens securing the Prepetition Credit Agreement;

         WHEREAS, all of the claims and the Liens granted hereunder and pursuant to the Guarantee and Collateral Agreement (as hereinafter defined) and the Final Order (as hereinafter defined) to the General Administrative Agent and the Lenders shall be subject to the Carve-Out (as hereinafter defined);

         WHEREAS, the Lenders are willing to make such credit facility available upon and subject to the terms and conditions hereinafter set forth;

         WHEREAS, the Borrower, the Lenders and the Underwriters desire to amend and restate the Interim Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereby agree as follows:

                             SECTION 1. DEFINITIONS

         1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:


          "ACCOUNTS": as defined in the Guarantee and Collateral Agreement.

          "AFFILIATE": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "AGREEMENT": this Amended and Restated Debtor in Possession Credit Agreement, as amended, supplemented or otherwise modified from time to time.

          "APPLICABLE MARGIN": on any day, for Base Rate Loans, 1.00%, and for LIBOR Loans, 3.00%.


          "APPLICATION": an application, in such form as the Issuing Lender may specify from time to time, requesting the Issuing Lender to issue a Letter of Credit.

          "APPROVED FUND": with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "ASSET  SALE":   any  Disposition  of  assets  or  series  of  related
     Dispositions of assets,  excluding any  Disposition of assets  permitted by
     Section 8.6.

          "ASSIGNEE": as defined in Section 11.6(c).

          "AVAILABLE REVOLVING CREDIT COMMITMENT": as to any Lender at any time, an amount equal to the excess, if any, of (a) such Lender's Revolving Credit Commitment

     OVER (b) such Lender's Revolving Credit Percentage of the sum of the then outstanding aggregate principal amount of Loans and L/C Obligations.

          "BANKRUPTCY CODE": the Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, and codified as 11 U.S.C.ss.ss.101 ET SEQ.

          "BANKRUPTCY COURT": as defined in the Recitals to this Agreement.

          "BASE RATE": a rate per annum determined by the General Administrative Agent on a daily basis, equal to the higher of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus one half of one percent (.50 of 1%) per annum.

          "BASE RATE LOAN": any Loan the rate of interest applicable to which is based upon the Base Rate.

          "BLOCKED ACCOUNT": any bank account of a Loan Party that is subject to irrevocable written instructions from the Borrower satisfactory to the Collateral Agent (which will require, in the case of the bank accounts listed on Schedule 1.1C, that the several banks at which such accounts are maintained enter into Blocked Account Agreements) to transfer all funds collected therein directly or indirectly through other bank accounts of such Loan Party to the Concentration Account.

          "BLOCKED   ACCOUNT   AGREEMENT":    a   blocked   account   agreement,
     substantially in the form of Exhibit H or otherwise in form and substance to the Collateral Agent.

          "BOARD": the Board of Governors of the Federal Reserve System.

          "BORROWER": as defined in the Preamble to this Agreement.

          "BORROWER NOTICE": a written notice transmitted from time to time by the Underwriters to the Borrower and the bank where the Concentration Account is maintained, designating the Payment Account; PROVIDED, that no such Borrower Notice shall be transmitted or enforced unless (i) Loans are at such time outstanding, (ii) Letters of Credit have been issued but not cash collateralized or (iii) a Default or Event of Default has occurred and is continuing and PROVIDED, FURTHER, that, if no Default or Event of Default has occurred and is continuing, no Loans are outstanding and all issued and outstanding Letters of Credit have been cash collateralized, any outstanding Borrower Notice shall be suspended by the Underwriters and any amounts in the Payment Account shall be transferred to the Concentration Account until such time as a new Borrower Notice is delivered in accordance with the terms hereof.

          "BORROWER NOTIFICATION DATE": the Business Day (which shall be no earlier than the third Business Day after the date of transmittal of the related Borrower Notice) specified in a Borrower Notice.

          "BORROWER NOTIFICATION PERIOD": the period from and including a Borrower Notification Date until the related Borrower Notice is suspended by the Underwriters.

          "BORROWING BASE": on any date of determination, the amount determined by the Underwriters in their reasonable judgment by reference to the most recent Borrowing Base Certificate delivered pursuant to this Agreement, equal to the lesser of (i) the aggregate cash collections from Eligible Account Debtors for the five weeks immediately preceding such date of determination and (ii) 75% of the sales to Eligible Account Debtors in the five weeks immediately preceding such date of determination, subject to such other reserves as the Underwriters in their reasonable judgment may establish from time to time.

          "BORROWING   BASE   CERTIFICATE":   a   borrowing   base   certificate
     substantially   in  the  form  of  Exhibit  B  with  such  changes  as  the
     Underwriters, in their sole discretion, may approve.

          "BORROWING  DATE":  any Business Day specified in a notice pursuant to
     Section 2.2 as a date on which the Borrower requests the Lenders to make Loans hereunder.

          "BUDGET": as defined in Section 6.2(g) and as amended, supplemented or modified from time to time.

          "BUSINESS DAY": a day other than a Saturday, Sunday or other day on which commercial banks in New York City or Houston, Texas are authorized or required by law to close; PROVIDED that when such term is used with respect to notices and determinations in connection with, and payments of principal of, and interest on, LIBOR Loans, any day which is a Business Day in New York City and which is also a day on which trading by and between banks in Dollar deposits may be carried out in the London interbank eurodollar market.

          "BUSINESS PLAN": a business plan and related financial models, prepared by the Debtors with reasonable consultation with the official committee of unsecured creditors appointed in the Cases, to be satisfactory in form and substance to the Underwriters in their reasonable discretion including, without limitation, in respect of the areas identified by the Underwriters' financial advisors from time to time, PROVIDED, that the Business Plan need not include a valuation of the Debtors' businesses.

          "CANADIAN SUBSIDIARIES": the collective reference to all direct or indirect subsidiaries of Holdings domiciled in or incorporated under the laws of Canada.

          "CAPITAL STOCK": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "CARVE-OUT": as defined in Section 4.3 of the Guarantee and Collateral Agreement.

          "CASES": as defined in the Recitals to this Agreement.

          "CASH COLLATERAL ACCOUNT": as defined in Section 4.2(b).

          "CASH EQUIVALENTS": (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-2 by Standard and Poor's Rating Group ("S&P") or P-2 by Moody's Investors Service, Inc. ("MOODY'S"), (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses
     (a) through (f) of this definition.

          "CLOSING DATE": the date on which the conditions precedent to the making of the initial Extension of Credit set forth in Section 6.1 shall be satisfied.

          "CODE": the Internal Revenue Code of 1986, as amended from time to time.

          "COLLATERAL": all assets of the Loan Parties, now owned or hereinafter acquired, upon which a Lien is purported to be created by any Security Document or Order.

          "COLLATERAL AGENT": as defined in the Preamble to this Agreement.

          "COMMITMENT FEE RATE":1/2of 1% per annum.

          "COMMITMENT PERIOD": the period from and including the Closing Date to the Termination Date.

          "COMMONLY CONTROLLED ENTITY": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of
     Section 4001 of ERISA
     or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

          "CONCENTRATION ACCOUNT": the account, No. 1064716, established by the Borrower under the sole and exclusive control of the General Administrative Agent, or the Collateral Agent as its designee, maintained at the office of Bank One, N.A. (formerly known as The First National Bank of Chicago) designated as the "Safety-Kleen Services, Inc. Concentration Account" or other similar title, which shall be used for the daily concentration of all funds received by the Borrower or any Guarantor from the operation of their businesses.

          "CONTRACTUAL OBLIGATION": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "DEFAULT": any of the events specified in Section 9, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "DISBURSEMENT ACCOUNT": the account of the Borrower maintained at the office of The Toronto-Dominion Bank at 909 Fannin Street, Suite 1700, Houston, TX 77010 into which all Loan proceeds are to be deposited.

          "DISPOSITION": with respect to any asset, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof; and the terms "DISPOSE" and "DISPOSED OF" shall have correlative meanings.

          "ELGIN LOAN COLLATERAL": the real estate, fixtures and incidental personal property securing the Elgin Loan Obligations.

          "ELGIN LOAN OBLIGATIONS" shall mean the obligations of Safety-Kleen Systems, Inc., as borrower, and the Borrower, as guarantor, under the Demand Loan Agreement, dated as of March 14, 2000, to which they are parties.

          "ELIGIBLE ACCOUNT DEBTORS": at a particular date, the account debtors in respect of all Accounts of any Loan Party arising in the ordinary course of business, other than:

               (a) an Affiliate or employee of any Loan Party;

               (b) an account debtor which has commenced, or has had commenced against it, a proceeding or case seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of such obligor or of all or any substantial part of its property, or (iii) similar relief in respect of such obligor under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; or an order for relief against such obligor shall be entered in an involuntary case under the Bankruptcy Code or any other applicable bankruptcy, insolvency or similar laws; and

               (c) an account debtor located outside the United States of America (including, without limitation, its commonwealth, territories and possessions), unless it has provided standby letters of credit or other instruments (in form and substance reasonably satisfactory to the Underwriters) issued or confirmed by, and payable at, banks satisfactory to the Underwriters having a place of business in the United States of America and payable in Dollars, which letters of credit are assigned or issued for the benefit of and delivered to the Underwriters.

          "ENVIRONMENTAL LAWS": any and all laws (including, without limitation, all common and civil law), rules, orders, regulations, statutes, ordinances, guidelines, codes, decrees, or other legally enforceable requirement of any foreign government, the United States, or any state, provincial, local, municipal or other governmental authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, or employee health and safety, as has been, is now, or may at any time hereafter be, in effect.

          "ENVIRONMENTAL PERMITS": any and all permits, licenses, registrations, approvals, notifications, exemptions and any other authorization required under any Environmental Law.

          "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "EUROCURRENCY RESERVE REQUIREMENTS": for any day as applied to a LIBOR Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

          "EURODOLLAR BUSINESS DAY": any day on which banks are open for dealings in dollar deposits in the London interbank market.

          "EVENT OF DEFAULT": any of the events specified in Section 9, PROVIDED that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "EXCESS CASH": cash or Cash Equivalents of Holdings, the Borrower and any of the Subsidiaries of the Borrower aggregating in excess of $15,000,000 (excluding cash or Cash Equivalents securing Letters of Credit).

          "EXTENSION OF CREDIT": as to any Lender, the making of a Loan by such Lender, or the issuance (or acquisition of a participating interest in) any Letter of Credit. It is expressly understood and agreed that the continuations of Loans as LIBOR Loans or Base Rate Loans or conversions of one Type of Loan to another pursuant to Section 4.4 do not constitute new Extensions of Credit for purposes of this Agreement.

          "FEDERAL FUNDS EFFECTIVE RATE": for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the General
     Administrative Agent from three federal funds brokers of recognized standing selected by it.

          "FINAL ORDER": an order of the Bankruptcy Court entered in the Cases after a final hearing under Bankruptcy Rule 4001(c)(2) granting final approval of this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby and granting the Liens and Super-Priority Claims in favor of the General Administrative Agent and the Lenders, substantially in the form of Exhibit F, and otherwise in form and substance reasonably satisfactory to the General Administrative Agent.

          "FINANCING LEASE": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

          "FOREIGN SUBSIDIARY": any Subsidiary of the Borrower organized under the laws of any jurisdiction outside the United States of America.

          "GAAP": GENERALLY accepted accounting principles in the United States of America in effect from time to time.

          "GENERAL ADMINISTRATIVE AGENT": Toronto Dominion (Texas) Inc., together with its affiliates, as arranger of the Revolving Credit Commitments and as administrative agent for the Lenders under this Agreement and the other Loan Documents, and any successor thereto pursuant to Section 10.9.

          "GOVERNMENTAL AUTHORITY": any nation or government, any state, provincial or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "GUARANTEE AND COLLATERAL AGREEMENT": the Guarantee and Collateral Agreement to be executed and delivered by the Borrower and each Guarantor, substantially in the form of Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time.

          "GUARANTEE OBLIGATION": as to any Person (the "GUARANTEEING PERSON"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which obligation the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "PRIMARY OBLIGATIONS") of any other third Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith. For avoidance of doubt, Guarantee Obligations will not include obligations of Holdings and its Subsidiaries incurred in the ordinary course of business to indemnify customers in connection with business services provided by Holdings or its Subsidiaries.

          "GUARANTOR": as defined in the Recitals to this Agreement.

          "HOLDINGS": as defined in the Recitals to this Agreement.

          "INDEBTEDNESS": of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person, contingent or otherwise, as an account party under acceptance, letter of credit or similar facilities (other than obligations in respect of performance bonds and letters of credit in the nature of performance bonds), (e) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock (other than common stock) of such Person, (f) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (e) above and (g) all obligations of the kind referred to in clauses (a) through (f) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation.

          "INSOLVENCY": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "INSOLVENT": pertaining to a condition of Insolvency.

          "INTEREST DETERMINATION DATE": with respect to any Interest Period for LIBOR Loans, the date which is two Eurodollar Business Days prior to the first day of such LIBOR Interest Period.

          "INTEREST PAYMENT DATE": (a) as to any Base Rate Loan the last Business Day of each calendar month and (b) as to any LIBOR Loan, the last day of the Interest Period related thereto.

          "INTEREST PERIOD": with respect to any LIBOR Loan:

               (a) initially, the period commencing on the Borrowing Date or conversion date, as the case may be, with respect to such LIBOR Loan and ending one month thereafter; and

               (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such LIBOR Loan and ending one month thereafter;

     PROVIDED that, all of the foregoing provisions relating to Interest Periods are subject to the following:

               (1) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day; and

               (2) any Interest Period that would otherwise extend beyond the Termination Date shall end on the Termination Date; and

               (3) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

          "INTEREST SETTLEMENT PERIOD": during the Borrower Notification Period,
     (a) with respect to Base Rate Loans, each calendar month, and (b) with respect to each set of LIBOR Rate Loans having the same Interest Period, such Interest Period.

          "INTERIM CREDIT AGREEMENT": as defined in the Recitals to this Agreement.

          "INTERIM ORDER": as defined in the Recitals to this Agreement.

          "INTERIM PERIOD": the period from the date of entry of the Interim Order until the date of entry of the Final Order.

          "ISSUANCE  DATE":  any Business Day specified in a notice  pursuant to
     Section 3.2 as a date on which an Issuing Lender is requested to issue a Letter of Credit hereunder.

          "ISSUING LENDER": as defined in the Preamble.

          "L/C FEE PAYMENT DATE": the last day of each calendar month.

          "L/C Lenders": the collective reference to all the Lenders other than the Issuing Lender.

          "L/C OBLIGATIONS": at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5.

          "LEASEHOLDs":  leaseholds  of any Loan Party in real  property that is
     not  used  for  the   treatment,   storage  or  disposal  of  Materials  of
     Environmental Concern.

          "LENDERS": as defined in the Recitals to this Agreement.

          "LETTERS OF CREDIT": as defined in Section 3.1(a).

          "LIBOR LOAN": any Loan the rate of interest applicable to which is based upon the LIBOR Rate.

          "LIBOR RATE": with respect to a LIBOR Loan for the relevant Interest Period, the rate per annum determined by the General Administrative Agent as follows:

               (a) on the Interest Determination Date relating to such Interest Period, the General Administrative Agent shall obtain the offered quotation(s) for U.S. Dollar deposits for a period comparable to such Interest Period that appear on the Reuters' Screen as of 11:00 a.m., London time. If at least two such offered quotations appear on the Reuters' Screen, the LIBOR Rate shall be the arithmetic average (rounded up to the nearest 1/16th of 1%) of such offered quotations, as determined by the General Administrative Agent;

               (b) if the Reuters' Screen is not available or has been discontinued, the LIBOR Rate shall be the rate per annum by the LIBOR Reference Bank as the rate at which deposits in U.S. Dollars are offered to such Reference Banks in the London interbank market at 11:00 a.m., London time, on the Interest Determination Date in the approximate amount of the LIBOR Reference Bank's relevant LIBOR Loan and having a maturity approximately equal to the relevant LIBOR Interest Period; and

               (c) if the General Administrative Agent is not able to obtain quotations for the determination of the LIBOR Rate pursuant to subsection (a) or (b) above, the LIBOR Rate shall be the rate per annum which the General Administrative Agent in good faith determines to be the arithmetic average (rounded as aforesaid) of the offered quotations for U.S. Dollar deposits in an amount comparable to the General Administrative Agent's share of the relevant amount in respect of which the LIBOR Rate is being determined for a period comparable to the relevant LIBOR Interest Period that leading banks in New York City selected by the General Administrative Agent are quoting at 11:00 a.m., New York City time, on the Interest Determination Date in the New York interbank market to major international banks.

          "LIBOR REFERENCE BANK": The Toronto-Dominion Bank.

          "LIEN": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

          "LOAN":any loan made by any Lender pursuant to this Agreement.

          "LOAN DOCUMENTS": the collective reference to this Agreement, any Notes, the Applications, the Blocked Account Agreements and the Security Documents; individually a "LOAN DOCUMENT".

          "LOAN PARTIES": the collective reference to the Borrower and each Guarantor; individually a "LOAN PARTY".

          "MATERIAL ADVERSE EFFECT": a material adverse effect on (a) the business, assets, property, condition (financial or otherwise) or prospects of the Borrower and the Guarantors taken as a whole, (b) the ability of the Borrower and the Guarantors, taken as a whole, to perform the obligations under the Orders and the Loan Documents, (c) the ability of the Borrower and the Guarantors taken as a whole to reorganize as a going concern under Chapter 11 of the Bankruptcy Code, (d) the validity or enforceability of the Orders or any of the Loan Documents, (e) the rights and remedies of the Lenders and the General Administrative Agent under the Orders and the Loan Documents or (f) timely payment of the principal of or interest on the Loans, outstanding Letters of Credit or other amounts payable in connection therewith; PROVIDED, that the shutdown of the business of Safety-Kleen (Pinewood), Inc., taken alone and expressly excluding any legislative, administrative or judicial action in respect thereof, shall not constitute a Material Adverse Effect.

          "MATERIALS OF ENVIRONMENTAL CONCERN": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, biohazards, radioactivity, and any other substances or forces of any kind, whether or not any such substance or force is defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or could give rise to liability under any Environmental Law.

          "MATURITY DATE": the date determined pursuant to clause (a) of the definition of Termination Date.

          "MULTIEMPLOYER PLAN": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "NET CASH PROCEEDS": in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and cash equivalents
     (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale or Recovery Event or pursuant to the Orders (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) but including in the case of any Asset Sale the amount of intercompany Indebtedness, if any, repaid to any Loan Party as part of such Asset Sale.

          "NON-EXCLUDED TAXES": as defined in Section 4.12.

          "NOTES": the promissory notes of the Borrower, substantially in the form of Exhibit C, each payable to the order of a Lender, evidencing the Revolving Credit Loans.

          "OBLIGATIONS": as defined in the Guarantee and Collateral Agreement.

          "ORDERS": the Interim Order and the Final Order.

          "PARTICIPANT": as defined in Section 12.6(b).

          "PAYMENT ACCOUNT": the bank account of the Collateral Agent designated in the written notice from the Underwriters referred to in the definition of Borrower Notice.

          "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

          "PERSON": an individual, partnership, corporation, business trust, joint stock Borrower, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "PETITION DATE": as defined in the Recitals to this Agreement.

          "PLAN": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
     Section 3(5) of ERISA.

          "PLAN OF REORGANIZATION": a Chapter 11 plan of reorganization in any of the Cases.

          "PREPETITION  COLLATERAL":   all  property  securing  the  Prepetition
     Obligations.

          "PREPETITION CREDIT AGREEMENT": the Amended and Restated Credit Agreement, dated as of April 3, 1998, among the Borrower, Safety-Kleen (Canada) Ltd., the Prepetition Lenders, Toronto Dominion (Texas), Inc., as general administrative agent, The Toronto-Dominion Bank, as Canadian administrative agent, TD Securities (USA) Inc., as arranger, The Bank of Nova Scotia, Bank of America, Bank One, N.A., and Wachovia Bank, N.A., as managing agents, the Bank of Nova Scotia and Bank One, N.A., as co-documentation agent, and Bank of America, as syndication agent , as amended, supplemented or otherwise modified from time to time.

          "PREPETITION LENDERS": collectively, the financial institutions and other entities from time to time parties to the Prepetition Credit Agreement.

          "PREPETITION OBLIGATIONS": the aggregate outstanding principal amount of the loans and other financial accommodations made under or pursuant to the Prepetition Credit Agreement, and all accrued but unpaid interest and fees, costs and other charges payable to the agents or the Prepetition Lenders under or pursuant to the Prepetition Credit Agreement and all obligations owing by any Loan Party to any Prepetition Lender under any Hedging Agreement entered into before the Petition Date and all interest, fees, costs, other charges or other obligations that may accrue after the Petition Date (whether or not allowed as a claim in the Cases).

          "PRIME RATE": the prime commercial lending rate of The Toronto-Dominion Bank as in effect from time to time in New York City for loans in U.S. Dollars, such rate to be adjusted on and as of the effective date of any change in the Prime Rate. The Prime Rate is only one of the bases for computing interest on loans made by the Lenders, and by basing interest on the unpaid principal amount of the Loans on the Prime Rate, the Lenders have not committed to charge, and the Borrower has not in any way bargained for, interest based on a lower or the lowest rate at which the Lenders may now or in the future make loans to other borrowers.

          "PRINCIPAL SETTLEMENT PERIOD": initially, the period from and including a Borrower Notification Date to and including the last day of the calendar week in which such Borrower Notification Date falls, and thereafter, each succeeding calendar week.

          "RECOVERY EVENT": any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the Borrower or any of its Subsidiaries in excess of $5,000,000 in the aggregate.

          "REGISTER": as defined in Section 11.6(d).

          "REGULATION U": Regulation U of the Board as in effect from time to time.

          "REIMBURSEMENT   OBLIGATION":   the  obligation  of  the  Borrower  to
     reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

          "REORGANIZATION":   with  respect  to  any  Multiemployer   Plan,  the
     condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "REPORTABLE EVENT": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty-day notice period is waived under subsection .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC
     Reg.ss. 4043.

          "REQUIRED LENDERS": the holders of more than 66-2/3% of the total Revolving Credit Commitments or, if the Revolving Credit Commitments have been terminated, the aggregate principal (or face) amount of all Extensions of Credit then outstanding.

          "REQUIREMENT OF LAW": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other

     Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "RESPONSIBLE OFFICER": the chief executive officer and the president of the Borrower or Holdings, as the case may be, or, with respect to financial matters, the chief financial officer of the Borrower or Holdings, as the case may be.

          "REUTERS' SCREEN": the display designated at page "LIBO" on the Reuters Monitor System or such other display on the Reuters Monitor System as may replace such page displaying the London interbank bid or offered rates.

          "REVOLVING CREDIT COMMITMENT": as to any Lender, the obligation of such Lender, if any, to make Revolving Credit Loans and provide Letters of Credit to the Borrower hereunder in an aggregate principal amount not to exceed the amount set forth under the heading "Revolving Credit Commitment" opposite such Lender's name on Schedule 1.1A (which may be amended from time to time to reflect Lenders who have made additional Commitments) or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Revolving Credit Commitments is $100,000,000.

          "REVOLVING CREDIT LOAN": as defined in Section 2.1.

          "REVOLVING CREDIT PERCENTAGE": as to any Lender at any time, the percentage which such Lender's Revolving Credit Commitment then constitutes of the aggregate Revolving Credit Commitments (or, if the Revolving Credit Commitments have been terminated, the percentage which the aggregate principal amount of such Lender's Extensions of Credit then outstanding constitutes of the aggregate principal (or face) amount of all Extensions of Credit then outstanding).

          "SECURITY DOCUMENTS": the collective reference to the Guarantee and Collateral Agreement, and all other security documents hereafter delivered to the General Administrative Agent granting a Lien on any property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

          "SINGLE EMPLOYER PLAN": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

          "STEERING COMMITTEE": the informal committee of certain Prepetition Lenders from time to time.

          "SUBSIDIARY": as defined in the Recitals to this Agreement.

          "SUPER-PRIORITY CLAIM": a claim against the Borrower or any Guarantor which is an administrative expense claim having priority over any or all administrative expenses of the kind specified in Sections 503(b) or 507(b) of the Bankruptcy Code.

          "TERMINATION DATE": the earlier to occur of (a) the 364th day after the Petition Date; provided, that, on the date that is the six-month anniversary of the Petition Date, if no Default or Event of Default has occurred which is then continuing, such termination shall be extended to the 364th day after such six-month anniversary; (b) the effective date of a Plan of Reorganization or (c) the earlier termination of the Revolving Credit Commitments in accordance with the terms hereof.

          "TRANCHE": the collective reference to LIBOR Loans, the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

          "TRANSFEREE": as defined in Section 11.6(f).

          "TYPE":  as to any  Loan,  its  nature  as a Base Rate Loan or a LIBOR
     Loan.

          "UNDERWRITERS": as defined in the Preamble to this Agreement.

          "UNIFORM CUSTOMS": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

          "U.S. DOLLARS" and "$": dollars in the lawful currency of the United States of America.

               1.2 OTHER DEFINITIONAL PROVISIONS. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes or any certificate or other document made or delivered pursuant hereto.

               (b) As used herein and in any Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Loan Parties not defined in Section 1.1 and accounting terms partly defined in
Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP; PROVIDED that, if the Borrower notifies the General Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the General Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then, pending execution and delivery of such an amendment, such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

               (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

               (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                   SECTION 2. AMOUNTS AND TERMS OF COMMITMENTS

               2.1 REVOLVING CREDIT COMMITMENTS. Subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans (each, a "REVOLVING CREDIT LOAN") denominated in U.S. Dollars to the Borrower during the Commitment Period in an aggregate principal amount at any one time outstanding which after giving effect to such borrowing and the use of proceeds thereof does not exceed the lesser of (i) the amount of such Lender's Available Revolving Credit Commitment and (ii) such Lender's Revolving Credit Percentage of the Borrowing Base then in effect. During the Commitment Period, the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Credit Loans may from time to time be LIBOR Loans or Base Rate Loans, as determined by the Borrower and notified to the General Administrative Agent and, during the Borrower Notification Period, the Collateral Agent in accordance with Sections 2.2 and 4.4.

               2.2 PROCEDURE FOR REVOLVING CREDIT BORROWING. The Borrower may borrow under the Revolving Credit Commitments during the Commitment Period on any Business Day in accordance with this Section 2.2, PROVIDED, that the Borrower shall give the General Administrative Agent and, during the Borrower Notification Period, the Collateral Agent irrevocable written notice (which notice must be received by the General Administrative Agent prior to 12:00 Noon, New York City time, (i) three Business Days prior to the requested Borrowing Date, in the case of LIBOR Loans, or (ii) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans prior to the Borrower Notification Date and, during the Borrower Notification Period, prior to 1:00 p.m., New York City time, on the requested Borrowing Date), specifying (A) the amounts and Types of Revolving Credit Loans to be borrowed and (B) the requested Borrowing Date. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or a multiple of $500,000 in excess thereof and (y) in the case of LIBOR Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the Borrower, the General Administrative Agent shall promptly notify each Lender thereof unless the procedures for daily revolving borrowing and settlement among the Lenders contemplated by subsections 2.5, 4.3(h) and (i) and 4.9(e) and (f) are in effect in which event such procedures shall govern. Each Lender will make the amount of its Revolving Credit Percentage of each borrowing available to the General Administrative Agent for the account of the Borrower at the office of the General Administrative Agent specified in Section 11.2 prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the

General Administrative Agent unless the procedures for daily revolving borrowing and settlement among the Lenders contemplated by subsections 2.5, 4.3(h) and (i) and 4.9(e) and (f) are in effect in which event such procedures shall govern. Such borrowing will then be made available to the Borrower by crediting the Disbursement Account with the aggregate amounts made available by the Lenders and in like funds as received unless the procedures for daily revolving borrowing and settlement among the Lenders contemplated by subsections 2.5, 4.3(h) and (i) and 4.9(e) and (f) are in effect in which event such procedures shall govern.

               2.3 REPAYMENT OF REVOLVING CREDIT LOANS; EVIDENCE OF DEBT. (a) The Borrower hereby unconditionally promises to pay to the General Administrative Agent for the account of the appropriate Lender the then unpaid principal amount of each Revolving Credit Loan of such Lender on the Termination Date. The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Revolving Credit Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 4.6.

               (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Revolving Credit Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

               (c) The General Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 11.6(e), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Revolving Credit Loan made hereunder and any Note evidencing such Revolving Credit Loan, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the General Administrative Agent hereunder from the Borrower and each Lender's share thereof; PROVIDED, that, if the procedures for daily revolving borrowing and repayment and for settlement among the Lenders contemplated by subsections 2.5, 4.3(h) and (i) and 4.9(e) and (f) are in effect, such procedures shall govern.

               (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.3(b) shall be PRIMA FACIE evidence of the existence and amounts of the obligations of the Borrower; PROVIDED, HOWEVER, that the failure of any Lender, the General Administrative Agent or the Collateral Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower or any other Loan Party to repay (with applicable interest) the Revolving Credit Loans in accordance with the terms of this Agreement.

               (e) The Borrower agrees that, upon the request to the General Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender a Note with appropriate insertions as to date and principal amount.

               2.4 TERMINATION OR REDUCTION OF REVOLVING CREDIT COMMITMENTS. The Borrower shall have the right, upon not less than three Business Days' irrevocable written notice to the

General Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments without premium or penalty; PROVIDED that no such termination or reduction of Revolving Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the outstanding Extensions of Credit would exceed the Revolving Credit Commitments then in effect. Any such reduction shall be in an amount equal to $5,000,000, or a whole multiple of $250,000 in excess thereof, and shall reduce permanently the Revolving Credit Commitments then in effect.

               2.5 FUNDING MECHANISMS DURING BORROWER NOTIFICATION PERIOD. Notwithstanding any other provision of this Agreement, and in order to reduce the number of fund transfers among the Borrower, the Lenders and the Collateral Agent, during the Borrower Notification Period, the Collateral Agent may (but shall not be obligated to), without any requirement of notice, fund, on behalf of all Lenders, Loans pursuant to Section 2.1, subject to the procedures for settlement set forth in subsection 4.9(e) and (f); PROVIDED, HOWEVER, that (a) the Collateral Agent shall in no event fund any such Loan if it shall have received written notice from the Required Lenders at least one Business Day before the proposed Borrowing Date that one or more of the conditions precedent specified in Section 6.2 will not be satisfied as of the Borrowing Date and (b) the Collateral Agent shall otherwise not be required to determine that, or take notice whether, any such conditions precedent have been satisfied.

                          SECTION 3. LETTERS OF CREDIT

               3.1 L/C COMMITMENT. (a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the L/C Lenders set forth in Section 3.4(a), agrees to issue letters of credit (the "LETTERS OF CREDIT") for the account of the Borrower on any Business Day during the Commitment Period in such form as may be approved from time to time by the Issuing Lender; PROVIDED that the Issuing Lender shall have no obligation to provide any Letter of Credit if, after giving effect thereto, (i) the aggregate amount of the L/C Obligations then outstanding would exceed $35,000,000; (ii) the aggregate Extensions of Credit of all of the Lenders would exceed the lesser of (x) the aggregate Revolving Credit Commitments then in effect or (y) the Borrowing Base then in effect and PROVIDED, FURTHER, that (i) up to $15,000,000 of Letters of Credit shall be available solely to backstop automobile, liability, workers' compensation and similar insurance programs; (ii) up to $15,000,000 of Letters of Credit shall be available solely for performance bonds on new bids by Borrower or its Subsidiaries in the United States. Each Letter of Credit shall (i) be denominated in U.S. Dollars and (ii) expire no later than the date which is 60 days after the Maturity Date.

               (b) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

               3.2 PROCEDURE FOR ISSUANCE OF LETTER OF CREDIT. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the

Issuing Lender, the certificate of a Responsible Officer of the Borrower and such other certificates, documents and other papers and information as the Issuing Lender may request, with a copy to the General Administrative Agent. Upon receipt of any Application, the Issuing Lender agrees to process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall such Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by such Issuing Lender and the Borrower, PROVIDED, that no Letter of Credit to provide financial assurance of reclamation, clean up or other similar changes shall be issued unless and until the General Administrative Agent shall have reasonably determined, that such additional financial assurance is required in the amount and at the time requested and that the Loan Party that owns the site or operation in respect of which such assurance is requested is likely to fully perform the obligations supported by such Letter of Credit. The Issuing Lender shall furnish a copy of each Letter of Credit by it hereunder to the Borrower promptly following the issuance thereof. The Issuing Lender shall promptly furnish to the General Administrative Agent, which shall in turn promptly furnish to the L/C Lenders, notice of the issuance of each Letter of Credit (including the amount thereof).

               3.3 COMMISSIONS, FEES AND OTHER CHARGES. (a) The Borrower shall pay to the General Administrative Agent, for the account of the L/C Lenders, a letter of credit commission with respect to each Letter of Credit outstanding under this Agreement for the period from the Issuance Date of such Letter of Credit to the expiration or termination of such Letter of Credit, computed at a per annum rate equal to the Applicable Margin then in effect with respect to LIBOR Loans on the average aggregate amount available to be drawn under such Letter of Credit during the period for which such fee is calculated. Such commission shall be shared ratably among the L/C Lenders and payable in arrears on each L/C Fee Payment Date to occur after the respective Issuance Date and on the Termination Date and shall be nonrefundable.

               (b) The Borrower shall pay to the Issuing Lender with respect to each Letter of Credit issued by the Issuing Lender under this Agreement, for its own account, a fronting fee with respect to the period from the Issuance Date of such Letter of Credit to the expiration or termination date of such Letter of Credit, computed at a rate of 1/4 of 1% per annum on the average aggregate amount available to be drawn under such Letter of Credit during the period for which such fee is calculated. Such fronting fee shall be payable in arrears on each L/C Fee Payment Date to occur after the Issuance Date and on the Termination Date and shall be nonrefundable.

               (c) In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

               3.4 L/C PARTICIPATIONS. (a) Effective on the Issuance Date in respect of each Letter of Credit, the Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Lender (other than such Issuing Lender), and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Lender's own account an undivided interest equal to such L/C Lender's Revolving Credit Percentage of the Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Lender unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Lender shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Lender's Revolving Credit Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

               (b) If any amount required to be paid by any L/C Lender to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit issued by the Issuing Lender is not paid when due but is paid within three Business Days after the date such payment is due, the L/C Lender shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Lender pursuant to Section 3.4(a) is not made available to the Issuing Lender by such L/C Lender within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Lender, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans. A certificate of the Issuing Lender submitted to any L/C Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

               (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit issued by the Issuing Lender and has received from any L/C Lender its Revolving Credit Percentage of such payment in accordance with Section 3.4(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender, but excluding payments from L/C Lenders), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Lender its Revolving Credit Percentage thereof; PROVIDED, HOWEVER, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Lender shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

               3.5 REIMBURSEMENT OBLIGATION OF THE BORROWER. If any draft shall be presented for payment under any Letter of Credit issued by the Issuing Lender, the Issuing Lender shall promptly notify the Borrower of the date and amount thereof. If the Issuing Lender notifies the

Borrower prior to 10:00 a.m., New York City time, on any Business Day, of any drawing under any Letter of Credit issued by it, the Borrower shall reimburse the Issuing Lender with respect to such drawing on the next succeeding Business Day. If the Issuing Lender notifies the Borrower after 10:00 a.m., New York City time, on any Business Day of any drawing under any Letter of Credit issued by it, the Borrower shall reimburse the Issuing Lender with respect to such drawing on the second succeeding Business Day. Interest shall be payable on any and all amounts drawn under Letters of Credit from the date of such drawing until the date on which reimbursement of such amount is due pursuant to the two immediately preceding sentences at the interest rate then applicable to Base Rate Loans. In addition, the Borrower agrees to reimburse the Issuing Lender for any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with any payment under any Letter of Credit issued by the Issuing Lender. Each payment by the Borrower pursuant to this Section 3.5 shall be made to the Issuing Lender at its address for notices specified herein in U.S. Dollars and in immediately available funds.

               3.6 OBLIGATIONS ABSOLUTE.  The Borrower's  obligations under this
Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Borrower's Reimbursement Obligations under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Issuing Lender. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender to the Borrower.

               3.7 LETTER OF CREDIT PAYMENTS. If any draft shall be presented for payment under any Letter of Credit issued by the Issuing Lender, the Issuing Lender shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

               3.8 APPLICATIONS. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3 or any other provision of this Agreement, the provisions of this Section 3 or such other provisions of this Agreement shall apply.

     SECTION 4. GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF CREDIT

               4.1 COMMITMENT FEE. The Borrower agrees to pay to the General Administrative Agent for the account of each Lender a commitment fee for the period from and including the Closing Date to the Termination Date, computed at the Commitment Fee Rate on the average daily amount of the Available Revolving Credit Commitment of such Lender during the period for which payment is made, payable monthly in arrears on the last day of each calendar month and on the Termination Date, commencing on the first of such dates to occur after the date hereof.

               4.2  OPTIONAL  PREPAYMENTS.  (a)  Subject  to the  provisions  of
Section 4.3, the Borrower may at any time and from time to time prepay the Revolving Credit Loans, in whole or in part, without premium or penalty, upon
(i) at least one Business Day's prior notice for Base Rate Loans and (ii) three Business Days' notice for LIBOR Loans, PROVIDED, that if a LIBOR Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 4.13 and PROVIDED, FURTHER, that if after giving effect to any prepayment of LIBOR Loans there remain LIBOR Loans outstanding, such outstanding LIBOR Loans shall be in an amount in excess of $5,000,000. Upon receipt of any such notice, the General Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Section 4.13 and accrued interest to such date on the amount prepaid. Partial prepayments of Revolving Credit Loans shall be in an aggregate principal amount of not less than $5,000,000 and whole multiples of $250,000 in excess thereof.

               (b) The amount of each optional prepayment shall be applied FIRST, to the prepayment of the Revolving Credit Loans, SECOND, payment of any unpaid drawings under Letters of Credit, and THIRD, to the cash collateralization of outstanding undrawn Letters of Credit by depositing into a cash collateral account (the "CASH COLLATERAL ACCOUNT") maintained at a bank or financial institution acceptable to the General Administrative Agent an amount equal to 105% of the amount by which the aggregate undrawn Letters of Credit exceeds the amount of cash held in the Cash Collateral Account.

               4.3 MANDATORY PREPAYMENTS AND COMMITMENT REDUCTIONS. (a) If, at any time during the Commitment Period, the sum of the aggregate outstanding Loans and L/C Obligations exceeds the lesser of (i) the Borrowing Base or (ii) the aggregate Revolving Credit Commitments then in effect, the Borrower shall, without notice or demand, immediately pay to the General Administrative Agent an amount equal to such excess to be applied FIRST, to the prepayment of the Revolving Credit Loans, SECOND, to the payment of any unpaid drawings under Letters of Credit, and THIRD, to the cash collateralization of outstanding undrawn Letters of Credit by depositing into the Cash Collateral Account an amount equal to 105% of the amount by which the aggregate undrawn Letters of Credit then outstanding exceeds the amount of cash held in the Cash Collateral Account.

               (b) Within one Business Day after the receipt by the Borrower or any of the Guarantors of any Net Cash Proceeds from any Asset Sale or Recovery Event, an amount equal to 100% of such Net Cash Proceeds shall be applied on such date FIRST, to the prepayment of the Revolving Credit Loans, SECOND, to the payment of any unpaid drawings under Letters of Credit and THIRD, if the Underwriters shall request, to the cash collateralization of outstanding undrawn Letters of Credit by depositing into the Cash Collateral Account an amount equal to 105% of the amount by which the aggregate undrawn Letters of Credit then outstanding exceeds the amount of cash held in the Cash Collateral Account and
FOURTH, as adequate protection payments in respect of the Prepetition Obligations. Unless otherwise agreed by the Required Lenders, the Revolving Credit Commitment of each Lender shall be permanently and ratably reduced by the aggregate amount applied pursuant to clauses FIRST and SECOND above.

               (c) If, on any date, Holdings and its Subsidiaries shall have Excess Cash for more than three consecutive Business Days, the Borrower shall, on the next Business Day, apply such excess FIRST to the prepayment of the Revolving Credit Loans until the aggregate outstanding principal amount thereof has been reduced to $10,000,000 and SECOND, to the payment of unpaid drawings under Letters of Credit; PROVIDED, that such prepayments shall not reduce the Revolving Credit Commitments; PROVIDED, FURTHER, that if such prepayment would result in breakage costs under Section 4.13(c), the Borrower may at its option deposit the amount of prepayment that would result in such costs in a cash collateral account with the General Administrative Agent to be applied to the Loans in question at the end of the applicable Interest Period.

               (d) Borrower shall use its reasonable best efforts to cause its Subsidiary SK Europe Inc. to consummate the pending sale of the remaining equity interest in Safety-Kleen (Europe) Limited, and upon receipt of the net cash proceeds of sale ("EUROPEAN PROCEEDS"), regardless of when consummated, such proceeds shall be added to the amounts already received from the sale of Safety-Kleen (Rosemount), Inc. ("ROSEMOUNT PROCEEDS") which are currently in the cash collateral account established therefor prior to the Petition Date for the benefit of the Prepetition Agent and the Prepetition Lenders (the "PREPETITION CASH COLLATERAL ACCOUNT"), which combined amounts (the "COMBINED PROCEEDS") shall promptly be released as follows:

                    (i) European Proceeds in an amount equal to 50% of the Combined Proceeds shall be distributed to the Prepetition Lenders, PRO RATA, as adequate protection payments on account of the Prepetition Obligations;

                    (ii) an amount  equal to the lesser of (x)  $10,000,000  and
               (y) the remaining 50% of the Combined Proceeds shall be disbursed to the Borrower for use in purchasing or securing performance under automobile, liability, workers' compensation and similar insurance coverage previously provided by Laidlaw, Inc. and its affiliates (the "REPLACEMENT INSURANCE") upon satisfaction of the Prepetition Agent as to the need for such funds; PROVIDED, that if the amount available for disbursement  under  this  clause  (ii)  shall  exceed the amount needed for Replacement Insurance, such excess shall be distributed under clause (iv) below; PROVIDED, FURTHER; that amounts distributed under this clause (ii) shall be drawn first from the Rosemount Proceeds and last from the European Proceeds;

                    (iii) until the  disbursements  contemplated  by clauses (i)
               and (ii) above have been made, the Prepetition Agent may from time to time debit the Prepetition Cash Collateral Account in which Combined Proceeds may be deposited, to the extent of available funds, to pay or reimburse its out-of-pocket expenses, including, without limitation, fees and expenses of counsel, forensic advisors and financial advisors, to the Prepetition Agent and the Steering Committee;

                    (iv) the balance of any Combined Proceeds (after the disbursements provided for in clauses (i) and (ii) above or reserves therefor, and after any disbursements which may have taken place pursuant to clause (iii) above) shall be disbursed to the Borrower.

               (e) Borrower shall cause Safety-Kleen Systems, Inc. to use its reasonable best efforts to sell the Elgin Loan Collateral for fair market value and, upon receipt of the net cash proceeds of the sale of the Elgin Loan Collateral, (i) an amount of such net cash proceeds equal to the sum of (A) the amount of Elgin Loan Obligations repaid after the Petition Date plus (B) any interest accrued or paid on Loans hereunder, if any, that were used to repay the Elgin Loan Obligations shall be applied, FIRST, to the prepayment of the Loans and, SECOND, to the payment of any unpaid drawings under Letters of Credit; PROVIDED, that if the Elgin Loan Obligations have been repaid prior to the sale of the Elgin Loan Collateral, and if no Loans or unpaid drawings under Letters of Credit are outstanding at the time of receipt of such sale proceeds, the amount determined pursuant to this clause (i) may be retained by Safety-Kleen Systems, Inc., subject to the other provisions of the Loan Documents applicable to the retention of cash, and (ii) all other net cash proceeds from the sale of the Elgin Loan Collateral shall be paid to the Prepetition Lenders as adequate protection payments in respect of the Prepetition Obligations;

               (f) Upon the Termination Date, the Revolving Credit Commitments and the L/C Commitments shall be terminated in full and the Borrower shall pay the Revolving Credit Loans in full (including all accrued and unpaid interest thereon), Reimbursement Obligations, fees and other obligations in respect thereof and, if there are any issued but undrawn Letters of Credit, the Borrower shall replace such Letters of Credit, provide a "back-to-back" letter of credit or deposit into the Cash Collateral Account an amount equal to 105% of the amount by which the aggregate Letters of Credit then outstanding exceeds the amount of cash held in the Cash Collateral Account.

               (g) The General Administrative Agent and, during the Borrower Notification Period, the Collateral Agent shall be, and hereby is, irrevocably authorized, to debit the Concentration Account in the amount of any prepayment that becomes due.

               (h) At any time, the Underwriters jointly may deliver to the Borrower a written notice specifying a Borrower Notification Date.

               (i) Borrower shall, and shall cause each other Loan Party to (A) maintain, at its expense, its existing bank accounts as Blocked Accounts, (B) deposit, and cause its account debtors to remit, all payments on Accounts and all other Proceeds of Collateral into such Blocked Accounts in the identical form in which such payments are received, whether by cash, check or other manner and (C) during the Borrower Notification Period, transfer, or cause to be transferred, at its own expense, on a daily basis, by wire transfer or other immediately effective means, all available funds in the Concentration Account to the Payment Account. During the Borrower Notification Period, the Collateral Agent may apply on a daily basis all amounts in the Payment Account or otherwise received from the Borrower to the Obligations in such order as the Collateral Agent may determine, and may charge all principal, interest, fees, costs, expenses and other charges provided for in this Agreement or the other Loan Documents directly to the Payment Account or Disbursement Account in such order and manner as it may determine.

               4.4 CONVERSION AND CONTINUATION OPTIONS. (a) The Borrower may elect from time to time to convert LIBOR Loans to Base Rate Loans, by giving the General Administrative Agent and, during the Borrower Notification Period, the Collateral Agent at least two Business Days' prior irrevocable notice of such election; PROVIDED that any such conversion of LIBOR Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Base Rate Loans to LIBOR Loans by giving the General Administrative Agent and, during the Borrower Notification Period, the Collateral Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to LIBOR Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the General Administrative Agent shall promptly notify each affected Lender thereof unless the provisions of subsections 2.5, 4.3(h) and (i) and 4.9(e) and (f) are in effect, in which case such provisions shall govern. All or any part of outstanding LIBOR Loans and Base Rate Loans may be converted as provided herein, PROVIDED that (i) no Base Rate Loan may be converted into a LIBOR Loan when any Event of Default has occurred and is continuing and the General Administrative Agent and, during the Borrower Notification Period, the Collateral Agent has determined in its sole discretion that such a conversion is not appropriate and (ii) no Loan may be converted into a LIBOR Loan after the date that is one month prior to the Termination Date.

               (b) Any LIBOR Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the General Administrative Agent and, during the Borrower Notification Period, the Collateral Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans, PROVIDED that no LIBOR Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the General Administrative Agent and, during the Borrower Notification Period, the Collateral Agent has determined in its sole discretion that such a continuation is not appropriate or (ii) after the date that is one month prior to the Termination Date and PROVIDED, FURTHER, that if the Borrower shall fail to give such notice or if such continuation is not permitted such Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the General Administrative Agent shall promptly notify each Lender thereof unless the provisions of subsections 2.5, 4.3(h) and (i) and 4.9(e) and (f) are in effect, in which case such provisions shall govern.

               4.5 MINIMUM AMOUNTS OF TRANCHES. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of LIBOR Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the LIBOR Loans comprising each Tranche shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

               4.6 INTEREST RATES AND PAYMENT DATES. (a) Each LIBOR Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the LIBOR Rate determined for such day plus the Applicable Margin.

               (b) Each Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin.

               (c) If all or a portion of (i) any principal of any Loan, (ii) any interest payable thereon, (iii) any commitment fee, (iv) any Reimbursement Obligation or (v) any Letter of Credit fee or commission or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), the principal of the Loans, the Reimbursement
Obligations and any such overdue interest, fee or other amount shall bear interest at a rate per annum which is the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection PLUS 3%.

               (d) Interest shall be payable in arrears on each Interest Payment Date, PROVIDED that interest accruing pursuant to paragraph (c) of this Section
4.6 shall be payable from time to time on demand.

               4.7 COMPUTATION OF INTEREST AND FEES. (a) Whenever it is calculated on the basis of the Base Rate, interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed; and whenever it is calculated on the basis of the LIBOR Rate, interest shall be calculated on the basis of a 360-day year for the actual days elapsed. The General Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a LIBOR Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The General Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in the Base Rate.

               (b)  Each  determination  of an  interest  rate  by  the  General
Administrative Agent or Collateral Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.

               (c) For purposes of calculating interest on the Loans, funds received in the Payment Account shall be applied (conditional upon final collection) when the Collateral Agent is advised by the bank where the Payment Account is maintained of its receipt of "collected funds" if such advice is received before 1:00 p.m., New York City time, on the date of receipt and otherwise on the next Business Day. For purposes of calculating the aggregate Available Revolving Credit Commitments, funds received in the Payment Account will be applied (conditional upon final collection) to the Loans on the Business Day of receipt when the Collateral Agent is advised by the bank where the Payment Account is maintained of its receipt of "collected funds" if such advice is received before 1:00 p.m., New York City time, on such date and otherwise on the next Business Day.

               4.8 INABILITY TO DETERMINE INTEREST RATE. If prior to the first day of any Interest Period:

               (a) the General Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate for such Interest Period, or

               (b) the General Administrative Agent shall have received notice from the Required Lenders that the LIBOR Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the General Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (x) any LIBOR Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to LIBOR Loans shall be continued as Base Rate Loans and (z) any outstanding LIBOR Loans shall be converted, on the first day of such Interest Period, to Base Rate Loans. Until such notice has been withdrawn by the General Administrative Agent, no further LIBOR Loans shall be made or continued as such, nor shall the Borrower have the right to convert Loans to LIBOR Loans.

               4.9 PRO RATA TREATMENT AND PAYMENTS. (a) Except as provided in subsection 2.5, each borrowing by the Borrower from the Lenders hereunder shall be made PRO RATA according to their respective Revolving Credit Percentages. Each payment by the Borrower on account of any commitment fee, facility fee and letter of credit commission and any reduction of the Revolving Credit Commitments shall be made PRO RATA according to their respective Revolving Credit Percentages.

               (b) Except as provided in subsection 4.3(i), each payment (including each prepayment) on account of principal of and interest on the Revolving Credit Loans shall be made PRO RATA according to the respective outstanding principal amounts of the Revolving Credit Loans then held by the Lenders.

               (c) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the General Administrative Agent, for the account of the Lenders, at the General Administrative Agent's office specified in Section 11.2 (unless the provisions of subsections 4.3(h) and (i) are in effect, in which case such provisions shall govern) in Dollars and in immediately available funds. The General Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received (unless the provisions of subsections 2.5, 4.3(h) and (i) and 4.9(e) and (f) are in effect, in which case such provisions shall govern). If any payment by the Borrower hereunder (other than payments on the LIBOR Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a LIBOR Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

               (d) Unless the General Administrative Agent shall have been notified in writing by any Lender prior to a Borrowing Date that such Lender will not make available to the General Administrative Agent the amount that would constitute its share of the Loans to be disbursed to the Borrower on the such Borrowing Date, the General Administrative Agent may assume that such Lender is making such amount available to the General Administrative Agent, and the General Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the General Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the General Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the General Administrative Agent. A certificate of the General Administrative Agent, submitted to any Lender with respect to any amounts owing under this Section 4.9(d) shall be conclusive in the absence of manifest error. If such Lender's share of such amount is not made available to the General Administrative Agent by such Lender within three Business Days of such Borrowing Date, the General Administrative Agent shall also be entitled to recover such amount from the Borrower on demand with interest thereon at the rate per annum applicable to Base Rate Loans. At any time that the provisions in subsections 2.5(e) and 4.9(e) and (f) are in effect, references in this paragraph to the General Administrative Agent shall be deemed references to the Collateral Agent.

               (e) With respect to each Interest Settlement Period, on the last Business Day of such Interest Settlement Period, the Collateral Agent shall notify each Lender of the average daily unpaid principal amount of Loans that are the subject of such Interest Settlement Period. In the event that such amount is greater than the average daily unpaid principal amount of such Loans outstanding during the immediately preceding Interest Settlement Period for such Loans (or if such Interest Settlement Period is the initial Interest Settlement Period for such Loans, greater than the principal amount of such Loans on the Business Day prior to the Borrower Notification Date), each Lender shall promptly pay to the Collateral Agent its Revolving Credit Percentage of such difference, together with interest on the amount of such difference at the Federal Funds Effective Rate for such Interest Settlement Period. In the event that such amount is less than the average daily unpaid principal amount of such Loans during the immediately preceding Interest Settlement Period (or if such Interest Settlement Period is the initial Interest Settlement Period for such Loans, less than the principal amount of Loans on the Business Day prior to the Borrower Notification

Date), the Collateral Agent shall promptly pay to each Lender its Revolving Credit Percentage of such difference, together with interest on the amount of such difference at the Federal Funds Effective Rate for such Interest Settlement Period. The obligations of each Lender under this subsection 4.9(e) shall be absolute and unconditional without defense, setoff or counterclaim. Each Lender shall only be entitled to receive interest on its Revolving Credit Percentage of the Loans that have been funded by such Lender.

               (f) With respect to each Principal Settlement Period, on the last day of such Principal Settlement Period, the Collateral Agent shall notify each Lender of the principal amount of Loans outstanding at the end of such Principal Settlement Period. In the event that such amount is greater than the principal amount of Loans outstanding at the end of the immediately preceding Principal Settlement Period (or if such Principal Settlement Period is the initial Principal Settlement Period, greater than the principal amount of Loans on the Business Day prior to the Borrower Notification Date), each Lender shall promptly pay to the Collateral Agent its Revolving Credit Percentage of such difference. In the event that such amount is less than the principal amount of Loans outstanding at the end of the immediately preceding Principal Settlement Period (or if such Principal Settlement Period is the initial Principal Settlement Period, less than the principal amount of Loans on the Business Day prior to the Borrower Notification Date), the Collateral Agent shall promptly pay to each Lender its Revolving Credit Percentage of such difference. In addition, if the General Administrative Agent shall request at any time when a Default or Event of Default has occurred and is continuing, or any other event shall have occurred as a result of which the General Administrative Agent shall have determined that it is desirable for the Lenders to present their claims against the Borrower for repayment, each Lender shall promptly remit to the Collateral Agent or, as the case may be, the Collateral Agent shall promptly remit to each Lender sufficient funds to adjust the interests of each Lender in the then outstanding Loans such that each Lender's interest in the Loans then outstanding is equal to its Revolving Credit Percentage thereof. The obligations of each Lender under this subsection 4.9 shall be absolute and unconditional without defense, setoff or counterclaim.

               4.10 ILLEGALITY. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain LIBOR Loans as contemplated by this Agreement, (i) the commitment of such Lender hereunder to make LIBOR Loans, continue LIBOR Loans as such and convert Base Rate Loans to LIBOR Loans shall forthwith be canceled and (ii) such Lender's Loans then outstanding as LIBOR Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a LIBOR Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 4.13.

               4.11 REQUIREMENTS OF LAW. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application THEREOF or compliance by any Lender with any request or directive (whether or not having the force of law, but with which similarly-situated entities generally comply) from any central bank or other Governmental Authority made subsequent to the date hereof:

               (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit or any LIBOR Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section
          4.12 and changes in the rate of tax on the overall net income of such Lender);

               (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the LIBOR Rate; or

               (iii) shall impose on such Lender any other condition, the cost of which is not otherwise included in the determination of the LIBOR Rate;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining LIBOR Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender such additional amount or amounts as will compensate such Lender on an after-tax basis for such increased cost or reduced amount receivable.

               (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law, but with which similarly-situated entities generally comply) from any Governmental Authority made subsequent to the date such Lender becomes a party hereto shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, the Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender on an after-tax basis for such reduction.

               (c) If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower (with a copy to the General Administrative Agent of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender to the Borrower (with a copy to the General Administrative Agent) shall be conclusive in the absence of manifest error. The agreements in this Section shall survive the termination of this Agreement, the payment of the Loans, and all other amounts payable hereunder.

               4.12 TAXES. (a) All payments made by the Borrower under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the General Administrative Agent, Collateral Agent or any Lender as a result of a present or former connection between the General Administrative Agent, Collateral Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the General Administrative Agent, Collateral Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("NON-EXCLUDED TAXES") are required to be withheld from any amounts payable to the General Administrative Agent, Collateral Agent, or any Lender hereunder or under any Note, the amounts so payable to the General Administrative Agent, Collateral Agent or such Lender shall be increased to the extent necessary to yield to the General Administrative Agent, Collateral Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, PROVIDED, HOWEVER, that the Borrower shall not be required to increase any such amounts payable to any Lender if such Lender fails to comply with the requirements of paragraph (b) of this Section. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter such Borrower shall send to the General Administrative Agent or Collateral Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt or other documentary evidence received by such Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the applicable Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the General Administrative Agent, Collateral Agent and the Lenders for any incremental Non-Excluded Taxes or interest or penalties thereon that may become payable by the General Administrative Agent, Collateral Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement, the payment of the Loans, and all other amounts payable hereunder.

               (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

               (i) in the case of a Lender other than a Lender described in subsection 4.12(b)(ii);

               (A) deliver to the Borrower and the General  Administrative Agent
          (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

               (B) deliver to the Borrower and the General Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

               (C) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the General Administrative Agent; and

               (D) file amendments to such forms as and when required; and

          (ii) in the case of a Lender that is not a "bank" under Section 881(c)(3)(A) of the Code and that is legally unable to comply with the requirements of subsection 4.12(b)(i);

               (A) at least five Business Days before the date of the initial payment to be made by the Borrower under this Agreement to such Lender, deliver to the Borrower and the General Administrative Agent
          (I) a statement that such Lender (x) is not a "bank" under Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements, (y) is not a 10-percent shareholder within the meaning of Section 881(c)(3)(B) of the Code and
          (z) is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code and (II) a properly completed and duly executed Internal Revenue Service Form W-8 or applicable successor form; and

               (B) deliver to the Borrower and the General Administrative Agent two further properly completed and duly executed copies of said Form W-8, or any successor applicable form at least five Business Days on or before the date that any such Form W-8 expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower or upon the request of the Borrower or the General Administrative Agent; and

               (C) obtain such extensions of time for filing and completing such forms or certifications as may be reasonably requested by the Borrower and the General Administrative Agent; and

               (D) file amendments to such forms as and when required;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the General Administrative Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to Section 11.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this subsection, provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

               4.13 INDEMNITY. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of LIBOR Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after such Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of LIBOR Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) OVER (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

               4.14 CHANGE OF LENDING OFFICE; REPLACEMENT LENDER. Each Lender agrees that if it makes any demand for payment under Section 4.11 or 4.12(a), or if any adoption or change of the type described in Section 4.10 shall occur with respect to it, (i) it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under Section 4.11 or 4.12(a), or would eliminate or reduce the effect of any adoption or change described in Section 4.10; PROVIDED, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and (ii) such Lender may be replaced involuntarily through an amendment approved by the Required Lenders, the General Administrative Agent and the Borrower and upon payment in full of all amounts owed to such Lender, PROVIDED, that nothing in this Section 4.14 shall affect or postpone any of the obligations of the Borrower or the rights of any Lender pursuant to Section 4.11 or 4.12(a).

                    SECTION 5. REPRESENTATIONS AND WARRANTIES

               To induce the General Administrative Agent and the Lenders to enter into this Agreement and to make the Extensions of Credit hereunder, the Borrower hereby represents and warrants to the General Administrative Agent and each Lender that:

               5.1 ACCURACY OF INFORMATION, ETC. Except for financial statements concerning dates or periods ended before March, 2000, no statement or written information contained in this Agreement, any other Loan Document or any other document, certificate or written statement furnished to the General Administrative Agent or the Lenders or any of them, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading. Except for financial statements concerning dates or periods ended before March, 2000, the projections and PRO FORMA financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of such Loan Party to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents or in any other documents, certificates and statements furnished to the General Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

               5.2 NO CHANGE. Since the Petition Date there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect

               5.3 CORPORATE EXISTENCE; COMPLIANCE WITH LAW. Each Loan Party (a) except as otherwise set forth in the legal opinion of general counsel to the Borrower, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) subject to applicable provisions of the Bankruptcy Code requiring Bankruptcy Court approval, has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

               5.4 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. Upon entry of the Interim Order, each Loan Party shall have the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to borrow and obtain letters of credit hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement, the Orders and any Notes and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority (other than entry of the Orders) or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents. This Agreement has been, and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of each Loan Party which is a party thereto. Upon entry of the Interim Order, this Agreement will constitute, and each other Loan Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Loan Party which is a party thereto enforceable against such Loan Party in accordance with its terms and the Orders.

               5.5 NO LEGAL BAR. The execution, delivery and performance of the Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law applicable to any Loan Party and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law (other than the Liens created by the Security Documents and the Orders).

               5.6 NO MATERIAL LITIGATION. Except for the Cases or as set forth in Schedule 5.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Loan Party, threatened by or against any Loan Party or against any of its properties or revenues (i) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (ii) which could reasonably be expected to have a Material Adverse Effect.

               5.7 NO DEFAULT. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could have a Material Adverse Effect during the Cases. No Default or Event of Default has occurred and is continuing.

               5.8 OWNERSHIP OF PROPERTY; LIENS. Each of the Borrower and its Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as set forth in Schedule 5.8 or otherwise permitted hereunder.

               5.9 INTELLECTUAL PROPERTY. Each Loan Party owns, or is licensed to use, all trademarks, trade names, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted (the "INTELLECTUAL PROPERTY"). Except as set forth in Schedule 5.9, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Loan Party know of any valid basis for any such claim. The use of such Intellectual Property by each Loan Party does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect. An adverse determination of any or all of the matters set forth on Schedule 5.9 could not reasonably be expected to have a Material Adverse Effect.

               5.10  NO  BURDENSOME  RESTRICTIONS.  No  Requirement  of  Law  or
Contractual Obligation of the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

               5.11 TAXES. Each Loan Party has filed or caused to be filed all tax returns which, to the knowledge of such Loan Party, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any taxes, fees or other charges, the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Loan Party except, with respect to the performance by the Loan Parties of the foregoing requirements where such performance is subject to the automatic stay); no tax Lien has been filed, and, to the knowledge of such Loan Party, no claim is being asserted, with respect to any such tax, fee or other charge.

               5.12 FEDERAL REGULATIONS. No part of the proceeds of any Loans will be used in violation of Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

               5.13 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent. The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of the Borrower and each Commonly Controlled Entity for post retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits by an amount in excess of $2,000,000.

               5.14 INVESTMENT COMPANY ACT; OThER REGULATIONS. No Loan Party is an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board of Governors of the Federal Reserve System) which limits its ability to incur Indebtedness.

               5.15 AFFILIATES. Schedule 5.15 sets forth a complete list of the Canadian Subsidiaries and other Affiliates of the Borrower on the Closing Date.

               5.16 PURPOSE OF LOANS. The proceeds of the Loans shall be used to pay expenses in the Cases, including professional fees approved by the Bankruptcy Court, finance the ongoing working capital needs of the Borrower and its Subsidiaries in the ordinary course of business and capital expenditures in accordance with the terms hereof and of the Budget, to pay interest, fees and other expenses hereunder, to repay the Elgin Loan Obligations and to fund the adequate protection payments as provided in the Orders.

               5.17 ENVIRONMENTAL Matters.

     Other than exceptions to any of the following that could not, individually or in the aggregate, reasonably be expected to give rise to a Material Adverse Effect and except as set forth on Schedule 5.17:

          (a) Each Loan Party (i) is, and within the period of all applicable statutes of limitation has been, in compliance with all applicable Environmental Laws; (ii) holds all Environmental Permits (each of which is in full force and effect) required for any of their current or intended operations or for any property owned, leased, or otherwise operated by any of them; (iii) is, and within the period of all applicable statutes of limitation has been, in compliance with all of their Environmental Permits; and (iv) reasonably believes that: each of its Environmental Permits will be timely renewed and complied with, without material expense; any additional Environmental Permits that may be required of it will be timely obtained and complied with, without material expense; and compliance with any Environmental Law that is or is expected to become applicable to it will be timely attained and maintained, without material expense.

          (b) Materials of Environmental Concern have not been transported, disposed of, emitted, discharged, or otherwise released or threatened to be released, to or at any real property now or formerly owned, leased or operated by any Loan Party or at any other location, which could reasonably be expected to (i) give rise to liability of such Loan Party under any applicable Environmental Law, (ii) interfere with the continued operations of such Loan Party, or (iii) impair the fair saleable value of any real property owned or leased by such Loan Party.

          (c) There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law to which any Loan Party is, or to the knowledge of such Loan Party will be, named as a party that is pending or, to the knowledge of such Loan Party, threatened.

          (d) No Loan Party has received any written request for information, or been notified that it is a potentially responsible party under or relating to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss.ss. 9601 ET SEQ., or any similar Environmental Law, or with respect to any Materials of Environmental Concern.

          (e) No Loan Party has entered into or agreed to any consent decree, order, or settlement or other agreement, nor is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum, relating to compliance with or liability under any Environmental Law.

          (f) No Loan Party has assumed or retained, by contract or operation of law, any liabilities of any kind, fixed or contingent, known or unknown, under any Environmental Law or with respect to any Materials of Environmental Concern.

               5.18 SECURITY DOCUMENTS. The Guarantee and Collateral Agreement and the Orders, taken as a whole, are effective to create in favor of the General Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. Upon entry of the Interim Order, the Guarantee and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Guarantee and Collateral Agreement), in each case prior and superior in right to any other Person other than as permitted by the Guarantee and Collateral Agreement or the Orders.

               5.19 BANK ACCOUNTS. All bank ACCOUNTS of any Loan Party constitute Blocked Accounts. The Blocked Accounts identified on Schedule 1.1C constitute all the bank accounts of any Loan Party that feed directly into the Concentration Account.

                         SECTION 6. CONDITIONS PRECEDENT

               6.1 CONDITIONS TO INITIAL EXTENSIONS OF CREDIT. The agreement of each Lender to make the initial Extension of Credit requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such Extension of Credit on the Closing Date, of the following conditions precedent:

               (a) LOAN DOCUMENTS. The General Administrative Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower and each Lender, with a counterpart for each Lender, (ii) the Guarantee and Collateral Agreement, executed and delivered by a duly authorized officer of the parties thereto, with a counterpart or a conformed copy for each Lender, and (iii) if requested by a Lender, a Note for the account of each relevant Lender, conforming to the requirements hereof and executed and delivered by a duly authorized officer of the Borrower.

               (b) FINAL ORDER. The Final Order shall have been entered, shall be in full force and effect, shall not have been stayed, reversed, vacated, rescinded, modified or amended in any respect and shall be in form and substance satisfactory to the Underwriters.

               (c) CASH COLLATERAL. The Bankruptcy Court shall have entered and the General Administrative Agent shall have received a copy of, a final order or orders, in form and substance reasonably satisfactory to the General Administrative Agent, pursuant to Section 363(c)(2)(B) of the Bankruptcy Code, authorizing the use by the Borrower and the Guarantors of any Cash Collateral in which the Prepetition Lenders under the Prepetition Credit Agreement may have an interest and providing for Super-Priority Claims, Liens and other adequate protection, which order(s) shall not have been stayed, reversed, vacated, rescinded, modified or amended in any respect without the prior written consent of the General Administrative Agent or, in the alternative, that the Prepetition Lenders have consented or are deemed to have consented to such priming and use of cash collateral on the terms specified herein. The Liens, Super-Priority Claims and adequate protection described in this paragraph, and the other rights granted in respect of the use of Cash Collateral, may be contained in the Final Order.

               (d) BLOCKED ACCOUNT AGREEMENTS. The Underwriters shall have received, in counterparts executed by the relevant Loan Parties and each bank where a Blocked Account is maintained, agreements in form and substance satisfactory to the Underwriters, providing for the creation and maintenance of the Blocked Accounts.

               (e) CLOSING CERTIFICATE. The General Administrative Agent shall have received, with a copy for each Lender, a certificate of each Loan Party, dated the Closing Date, substantially in the form of Exhibit D, with appropriate insertions and attachments and such changes as the General Administrative Agent shall approve, otherwise, satisfactory in form and substance to the General Administrative Agent, executed by the chief executive officer or any chief financial officer and the Secretary or Assistant Secretary of such party.

               (f) LEGAL OPINIONS. The General Administrative Agent shall have received, with a counterpart for each Lender, the following executed legal opinions:

                    (i) the  executed  legal  opinion of Skadden,  Arps,  Slate,
               Meagher & Flom LLP, special counsel to the Borrower and the other Loan Parties, in form and substance reasonably satisfactory to the General Administrative Agent; and

                    (ii) the executed  legal  opinion of general  counsel to the
               Borrower and the Guarantors, in form and substance reasonably satisfactory to the General Administrative Agent.

          Each such legal opinion shall cover such other matters incident to the
          transactions   contemplated   by  this   Agreement   as  the   General
          Administrative Agent may reasonably require.

               (g) APPROVALS. All governmental and third party approvals necessary in connection with the continuing operations of the Loan Parties and the transactions contemplated hereby shall have been obtained and be in full force and effect.

               (h) AVAILABILITY. The Underwriters shall be satisfied that (on a PRO FORMA basis after giving effect to the initial Extension of
          Credit), the Borrowing Base is adequate to ensure sufficient availability for the Loan Parties to carry on their operations and perform their obligations in the ordinary course of business.

               (i) REPAYMENT OF LOANS FROM INTERIM PERIOD. If any Loans were made under the Interim Credit Agreement, the proceeds of the Loans made in the initial Extension of Credit shall be sufficient, and shall be used, to repay all such Loans made under the Interim Credit Agreement.

               (j) LIEN SEARCHES. The General Administrative Agent shall have received the results of a recent search by a Person satisfactory to the General Administrative Agent, of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of the Loan Parties, and the results of such search shall be satisfactory to the General Administrative Agent.

               (k) INSURANCE. The Underwriters shall have received evidence in form and substance satisfactory to it that all of the requirements of
          Section 7.6 of this Agreement and Section 5.3 of the Guarantee and Collateral Agreement shall have been satisfied.

               (l) ELGIN LOAN. The Elgin Loan Obligations shall have been repaid or shall be refinanced with the proceeds of such Extension of Credit.

               (m) ADDITIONAL MATTERS. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan
          Documents   shall  be  satisfactory  in  form  and  substance
          to the Underwriters, and the Underwriters shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as they shall reasonably request.

               6.2 CONDITIONS TO EXTENSION OF CREDIT. The agreement of each Lender to make any Extension of Credit requested to be made by it on any date (including, without limitation, unless otherwise specified herein, its initial Extension of Credit) is subject to the satisfaction of the following conditions precedent:

               (a) NOTICE. The General Administrative Agent shall have received a borrowing notice (of the type described in Section 2.2) or the Issuing Lender shall have received an Application, as the case may be, in accordance with Section 3.2.

               (b) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

               (c) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extensions of Credit requested to be made on such date.

               (d) BORROWING CERTIFICATE. The General Administrative Agent shall have received, with a copy for each Lender, a certificate executed by a Responsible Officer of the Borrower, substantially in the form of Exhibit E, certifying that (i) the requested Extension of Credit and the intended use thereof are consistent with the Budget and the other terms of this Agreement and are necessary, after utilization and application of the available cash of the Loan Parties (other than Excess Cash), in order for the Loan Parties to satisfy their obligations in the ordinary course of business or as otherwise permitted under this Agreement, (ii) all of the representations and warranties contained in Section 7 are true and correct in all material respects as required by Section 6.2(b), (iii) each Loan Party has observed and performed in all material respects all applicable covenants and agreements contained herein and in the other Loan Documents and the Orders (as applicable), and satisfied each condition to the making of such Extension of Credit contained herein or in the other Loan Documents or in the Orders (as applicable), to be observed, performed or satisfied by it, (iv) the making of the requested Extension of Credit would not cause (A) the aggregate Extensions of Credit then outstanding at such time to exceed the lesser of (I) the aggregate Revolving Credit Commitments then in effect and (II) the Borrowing Base at such time and (B) in the case of a Letter of Credit, the aggregate L/C Obligations then outstanding to exceed the limits set forth in Section 3.1 and (v) such Responsible Officer has no knowledge of any Default or Event of Default.

               (e) USE OF PROCEEDS OR LETTER OF CREDIT. The Underwriters shall be satisfied that the proposed Extension of Credit and its intended use are consistent with the Budget and the other terms of this Agreement and are necessary, after utilization and application of the available cash to satisfy their obligations in the ordinary course of business or as otherwise permitted under this Agreement.

               (f) FEES AND EXPENSES. The Underwriters shall have received payment of all documented fees, costs and expenses owing hereunder at the time of such Extension of Credit.

               (g) BUDGET. The General Administrative Agent and the Lenders shall have received a detailed budget covering the period from the Closing Date through the Maturity Date (the "BUDGET") itemizing (on a weekly basis for the 13 weeks immediately following the Closing Date, and on a monthly basis thereafter) all revenues projected to be received and all material expenditures proposed to be made during such periods and other cash flow and financial projections, all in form and substance reasonably satisfactory to the Underwriters.

               (h) BORROWING BASE CERTIFICATE. The Underwriters shall have received a Borrowing Base Certificate (dated no more than 3 days before the date of the Extension of Credit), executed and delivered by a Responsible Officer of the Borrower.

               (i) DUE DILIGENCE. In the case of an Extension of Credit at a time when less than 25% of the Revolving Credit Commitments are available to the Borrower, if at such time there is any outstanding due diligence request, the Borrower shall have fulfilled such request to the Underwriters' reasonable satisfaction.

               (j) MANAGEMENT. The Borrower shall have entered into employment agreements with the present chief executive officer and chief operating officer that are satisfactory in form and substance to the Underwriters.

               (k) TURNAROUND FIRM. In the case of any Extension of Credit requested on or after September 12, 2000, the Bankruptcy Court shall have entered an order satisfactory in form and substance to the Underwriters approving the retention of Jay Alix & Associates or another turnaround firm satisfactory to the Underwriters and such retention order shall be in full force and effect.

Each request by the Borrower for an Extension of Credit hereunder shall constitute a representation and warranty by the Borrower as of the date thereof that the conditions contained in this subsection have been satisfied.

                        SECTION 7. AFFIRMATIVE COVENANTS

               The Borrower hereby agrees that, so long as the Revolving Credit Commitments remain in effect, any Loan or L/C Obligation remains outstanding or any amount is owing to any Lender, the General Administrative Agent hereunder or under any other Loan Document, the

Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries and, where applicable, each of its Canadian Subsidiaries to:

               7.1 FINANCIAL STATEMENTS. Furnish to the General Administrative Agent, and each Lender:

               (a) (i) as soon as available, but in any event by September 30, 2000, copies of consolidated balance sheets and the related consolidated statements of income and retained earnings and cash flow, for the year ended August 31, 1999, and (ii) as soon as available, but in any event by October 31, 2000, copies of consolidated balance sheets and the related consolidated statements of income and retained earnings and cash flow for the quarters ended November 30, 1999, February 29, 2000, and May 31, 2000, which statements shall be certified by a Responsible Officer as to the completeness and accuracy thereof in a manner satisfactory to the General Administrative Agent;

               (b) as soon as available, but in any event within 90 days after the end of each fiscal year of Holdings, a copy of the consolidated balance sheet of Holdings and its consolidated subsidiaries as at the end of such year and the related consolidated statement of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a qualification arising out of the scope of the audit, by Arthur Andersen or other independent certified public accountants of nationally recognized standing, and consolidating schedules and supporting analysis in form and substance reasonably satisfactory to the Underwriters; and

               (c) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of Holdings, commencing with the fiscal year beginning
          September 1, 2000, the unaudited consolidated balance sheets of Holdings and its consolidated subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of Holdings and its consolidated subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, and consolidating schedules and supporting analysis in form and substance satisfactory to the Underwriters, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

               7.2  CERTIFICATES; OTHER INFORMATION.  Furnish  to  the   General
Administrative Agent and each Lender, or, in the case of clause (i), to the relevant Lender:

               (a) as soon as available but no later than (i) the last Business Day of each week, commencing with the week in which the Final Order is entered, an update to the Budget for such week and the following four weeks itemizing on a weekly basis during such period all revenues projected to be received and material expenditures proposed to be made during such period, consistent with the Budget delivered pursuant to Section 6.2(i), in the form of the Budget delivered pursuant to Section 6.2(g) or otherwise in form and substance reasonably satisfactory to the Underwriters, and (ii) thereafter, no later than 10 days before the end of each fiscal month, an update to the Budget for the following month, itemizing on a weekly basis for such month with a certificate of a Responsible Officer of the Borrower stating that such update to the Budget is based upon reasonable estimates and is accurate to the best knowledge of such Responsible Officer and detailing the material assumptions on which such update was based;

               (b) on the last Business Day of every calendar week, commencing with the week in which the Final Order is entered, a comparison of (i) actual receipts to receipts forecasted in the Budget for the preceding week and (ii) actual disbursements to disbursements forecasted in the Budget for the preceding week, with an explanation of any significant variances;

               (c)  concurrently  with the  delivery of each report  pursuant to
          Section 7.1(c), a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge, each Loan Party during such period has observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate;

               (d) as soon as available but no later than the fifteenth day of each fiscal month, commencing in December, 2000, a report setting forth the calculations demonstrating compliance (or the failure to comply) with the covenants established pursuant to Section 7.11, in a form reasonably satisfactory to the General Administrative Agent;

               (e) deliver to Simpson Thacher & Bartlett, counsel to the General Administrative Agent, Weil, Gotshal & Manges LLP, counsel to the Steering Committee, Otterbourg, Steindler, Houston & Rosen, P.C., counsel to CIT and promptly after the same is available, copies of all pleadings, motions, applications, judicial information, financial information or other documents filed on or on behalf of any Loan Party with the Bankruptcy Court or the United States Trustee in the Cases, or distributed to any official committee appointed in the Cases;

               (f) within five days after the same are sent, copies of all financial statements and reports that Holdings sends to the holders of any class of its debt securities or public equity securities and, within five days after the same are filed, copies of all financial statements and reports that the Holdings may make to, or file with, the SEC;

               (g) promptly, all information requested by the General Administrative Agent or its representatives concerning the assets, liabilities, business, operations, cash flow or other aspects of the Canadian Subsidiaries; and

               (h) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

               7.3 COLLATERAL REPORTS. Furnish to the Underwriters:

               (a) as soon as available but in any event on or before the last Business Day of each week, a Borrowing Base Certificate, certified as true and correct in all material respects by a Responsible Officer of the Borrower setting forth the Borrowing Base and the calculation thereof as of the close of business of the last Business Day of the preceding week and accompanied by such supporting detail and documentation as shall be requested by the Underwriters in their reasonable discretion; and

               (b) such other reports, statements and reconciliations with respect to the Borrowing Base or Collateral as the Underwriters shall from time to time request in their reasonable discretion.

               7.4 COLLATERAL AUDIT. Permit employees, representatives and/or agents of any Underwriter, at any time upon such Underwriter's reasonable request, during normal business hours, to enter into the premises of the Borrower and any of its Subsidiaries to conduct audits, the reasonable cost and expense of which will be borne by the Borrower, of (a) the assets of the Borrower and its Subsidiaries that comprise the Collateral and (b) the Borrower's and the Guarantors' practices in the computation of the Borrowing Base.

               7.5 CONDUCT OF BUSINESS AND Maintenance OF EXISTENCE. Continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to Section 8.5; comply with all Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, have a Material Adverse Effect.

               7.6 MAINTENANCE OF PROPERTY; Insurance. Keep all property useful and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business (including, but not limited to, property and casualty insurance in an amount of at least $100,000,000 and a deductible of not more than $5,000,000 per occurrence).

               7.7 INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of either Underwriter (or, with the coordination of the General Administrative Agent, the Lenders) to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants.

               7.8 NOTICES. Promptly give notice to the General Administrative Agent and each Lender of:

               (a) the occurrence of any Default or Event of Default;

               (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between any Loan Party and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could have a Material Adverse Effect;

               (c) any litigation or proceeding affecting any Loan Party in which the amount involved is $1,000,000 or more and not covered by insurance or in which criminal sanctions, injunctive or similar relief is sought and that is not subject to the automatic stay of Section 362 of the Bankruptcy Code;

               (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof:
          (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan;

               (e) the occurrence or expected occurrence of any event that is reasonably likely to result in any Loan Party being unable to obtain, renew, retain or comply with any Environmental Permit, the absence of which could reasonably be expected to have a Material Adverse Effect, or being unable to comply with any Environmental Law in a manner that could reasonably be expected to have a Material Adverse Effect including, without limitation, any notice that any Governmental Authority may deny any application for an Environmental Permit sought by, or revoke or refuse to renew any Environmental Permit held by, any Loan Party; and

               (f) any other Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

               7.9 ENVIRONMENTAL LAWS. (a) (i) Comply with all Environmental Laws applicable to it, and obtain, comply with and maintain any and all Environmental Permits necessary for its operations as conducted and as planned; and (ii) take all reasonable efforts to ensure that all of its tenants, subtenants, contractors, subcontractors, and invitees comply with all
Environmental Laws, and obtain, comply with and maintain any and all Environmental Permits, applicable to any of them insofar as any failure to so comply, obtain or maintain reasonably could adversely affect any Loan Party; PROVIDED, no Loan Party shall be required by this Agreement to comply with demands for financial assurance. For purposes of this Section 7.9(a), noncompliance by any Loan Party with any applicable Environmental Law or
Environmental Permit shall be deemed not to constitute a breach of this covenant; provided that, upon learning of any actual or suspected noncompliance, each Loan Party shall promptly undertake all reasonable efforts to achieve compliance; and provided further that, in any case, such non-compliance, and any other noncompliance with any Environmental Law, individually or in the aggregate, could not reasonably be expected to give rise to a Material Adverse Effect.

               (b) Promptly comply with all orders and directives of all Governmental Authorities regarding Environmental Laws, other than such orders and directives as to which an appeal has been timely and properly taken in good faith and provided that the pendency of any and all such appeals does not give rise to a Material Adverse Effect; PROVIDED, no Loan Party shall be required by this Agreement to comply with demands for financial assurance.

               (c) Prior to acquiring any ownership or leasehold interest in real property for which a permit would be required for operation as a hazardous waste facility, or any other real property or other interest in any real property that could reasonably be expected to give rise to any Loan Party being found to be subject to potential liability under any Environmental Law: (i) obtain a written report by a reputable environmental consultant of the environmental consultant's assessment of the presence or potential presence of significant levels of any Materials of Environmental Concern on, under, in, or about the property, or of other conditions or operations that could give rise to potentially significant liability under or violations of Environmental Law relating to such acquisition; and (ii) inform the Underwriters of its plans to acquire such interest in real property and, upon either Underwriters's request, afford the Underwriters a reasonable opportunity to review and discuss the contents of such report with the environmental consultant who prepared it and a knowledgeable representative of the Borrower.

               (d) Promptly upon either Underwriter's request if there has been an Event of Default which has not been fully and timely cured, permit an environmental consultant whom the Underwriters in their discretion designates to perform an environmental assessment (including, without limitation: reviewing documents; interviewing knowledgeable persons; and sampling and analyzing soil, air, surface water, groundwater, building materials, and/or other media or substances) in or about property owned or leased by the Borrower or any of its Subsidiaries, or on which operations of the Borrower or any of its Subsidiaries otherwise take place. Such environmental assessment shall be in form, scope, and substance satisfactory to the Underwriters. The Borrower and its Subsidiaries shall cooperate fully in the conduct of such environmental assessment, and shall pay the costs of such environmental assessment immediately upon written demand by the Underwriters. Pursuant to this Section 7.9(d), the Underwriters shall have the right, but shall not have any duty, to request and/or obtain any such environmental assessment.

               7.10 FURTHER ASSURANCES. Upon the request of the Underwriters, promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents (including, without limitation, financing statements and continuation statements) for filing under the provisions of the Uniform Commercial Code or any other Requirement of Law which are necessary or advisable to maintain, in favor of the General Administrative Agent, for the benefit of the Lenders, Liens on the Collateral that are duly perfected in accordance with all applicable Requirements of Law.

               7.11 FINANCIAL CONDITION COVENANTS. On or before September 30, 2000 the Borrower shall provide each Lender with a draft of the Business Plan, and, on or before October 31, 2000, shall provide each Lender with a copy of the final Business Plan. The Borrower shall afford the General Administrative Agent and the Underwriters full opportunity to conduct due diligence in respect thereof. The General Administrative Agent and the Underwriters shall negotiate in good faith such financial covenants (including capital expenditure limitations) as they may deem appropriate in their sole discretion. On or before November 15, 2000 the Borrower shall execute and deliver to the General Administrative Agent an amendment in form and substance satisfactory to the General Administrative Agent and the Underwriters, containing the above-referenced financial covenants.

                          SECTION 8. NEGATIVE COVENANTS

               The Borrower hereby agrees that, from and after the Petition Date, so long as the Revolving Credit Commitments remain in effect, any Loan, Reimbursement Obligation, or Letter of Credit remains outstanding or any amount is owing to any Lender or the General Administrative Agent hereunder or under any other Loan Document, the Borrower shall not, and shall not permit any Subsidiary or Canadian Subsidiary to, directly or indirectly:

               8.1 PROCEEDS OF REVOLVING CREDIT LOANS. (a) Make (except in the case of any Canadian Subsidiary) any expenditures, including without limitation, by using the proceeds of Revolving Credit Loans, for purposes other than those detailed in the Budget (except with respect to the initial Extension of Credit); or (b) use any portion of the proceeds of the Revolving Credit Loans, the Carve-Out, the Collateral, or the Prepetition Lenders' cash collateral to commence or prosecute any adversary proceeding or contested matter (i) against the General Administrative Agent, the Lenders, the Prepetition Agent or the Prepetition Lenders or (ii) with respect to the amount, validity, enforceability, perfection or priority of (x) the claims of the Prepetition Lenders against the Borrower or the Prepetition Lenders' Liens which secure the Prepetition Obligations or (y) the Super-Priority Claims or Liens granted to the Administrative Agent and the Lenders pursuant to this Agreement, the Guarantee and Collateral Agreement and the Orders.

               8.2 LIMITATION ON INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, except:

               (a) Indebtedness under the Loan Documents;

               (b) Indebtedness outstanding on the Petition Date to be listed on
          Schedule 8.2(b);

               (c) Indebtedness incurred after the Petition Date of the Borrower to any wholly owned Guarantor and, to the extent permitted by Section 8.8, of any wholly owned Guarantor to the Borrower or any other wholly owned Guarantor, PROVIDED that such Indebtedness shall be evidenced by a promissory note which shall be pledged to the General Administrative Agent;

               (d) Indebtedness incurred after the Petition Date to finance the acquisition of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) in an aggregate principal amount not exceeding as to the Borrower, its Subsidiaries and the Canadian Subsidiaries $5,000,000 any one time outstanding; and

               (e) Indebtedness in the form of Guarantee Obligations permitted by Section 8.4.

               8.3 LIMITATION ON LIENS. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

               (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, PROVIDED that adequate reserves with respect thereto are maintained in conformity with GAAP;

               (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested or otherwise stayed in good faith by appropriate proceedings;

               (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

               (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

               (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Subsidiary;

               (f)  Liens in  existence  on the  Petition  Date to be  listed on
          Schedule 8.3(f), PROVIDED that no such Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased PROVIDED FURTHER that, if any such Liens are not permitted under the Prepetition Credit Agreement, such Liens shall not be material in amount;

               (g) Liens securing Indebtedness of the Borrower, its Subsidiaries and the Canadian Subsidiaries permitted by Section 8.2(d) incurred to finance the acquisition of fixed or capital assets, PROVIDED that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased; and

               (h) Liens created pursuant to the Security Documents and the Orders.

               8.4 LIMITATION ON GUARANTEE OBLIGATIONS. Create, incur, assume or suffer to exist any Guarantee Obligation except:

               (a) Guarantee Obligations in existence on the Petition Date and to be listed on Schedule 8.4(a);

               (b)  Guarantee  Obligations  in respect  of, or in the nature of,
          performance  bonds  or  performance   letters  of  credit  or  similar
          obligations incurred in the ordinary course of business;

               (c) Guarantee Obligations in respect of the obligations of Subsidiaries incurred in the ordinary course of business;

               (d) the Guarantee  Obligations  under any Loan Document or Order;
          and

               (e) Guarantee Obligations constituting indemnities to an bank party to a Blocked Account Agreement to the extent such indemnity relates to performance by such bank under such Blocked Account Agreement.

               8.5 LIMITATION ON FUNDAMENTAL CHANGES. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except that Ryan and Patrick Holdings, Inc. and its subsidiaries may be amalgamated into Safety-Kleen Canada, Inc.

               8.6 LIMITATION ON DISPOSITION OF ASSETS. Dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such

Subsidiary's or Canadian Subsidiary's Capital Stock to any Person other than the Borrower or any wholly owned Subsidiary, except:

               (a) the sale or other Disposition of inventory, materials and equipment and uneconomical, obsolete or worn out property in the ordinary course of business;

               (b) the sale of the Elgin Loan Collateral, provided that the net proceeds thereof are applied in accordance with subsection 4.3(e);

               (c) the sale or Disposition of property, business or assets in addition to other sales permitted under this Section 8.6 in an aggregate amount not to exceed $5,000,000; and

               (d) the sale of the remaining equity interest in Safety-Kleen (Europe) Limited for fair market value, provided that the net proceeds thereof are applied as provided in subsection 4.3(d).

               8.7 LIMITATION ON DIVIDENDS. Declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries or any warrants or options to purchase any such Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "RESTRICTED PAYMENTS"), except that (a) any Subsidiary may make Restricted Payments to the Borrower or any wholly owned Subsidiary of the Borrower and so long as, on the date of such Restricted Payment, both before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and (b) the Borrower may make Restricted Payments to Holdings to provide for payment in the ordinary course of business of taxes, directors' fees, stock exchange fees, and other DE MINIMIS costs and expenses of its operations as a public company permitted by the Guarantee and Collateral Agreement.

               8.8 LIMITATION ON INVESTMENTS, LOANS AND ADVANCES. Make, forgive or exchange any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except any Loan Party may make:

               (a) extensions of trade credit in the ordinary course of business;

               (b) investments in Cash Equivalents;

               (c) loans and advances to employees of the Borrower or its Subsidiaries who are not on administrative leave for travel, entertainment and relocation expenses in the ordinary course of business in an aggregate amount for the Borrower and its Subsidiaries not to exceed $1,000,000 at any one time outstanding;

               (d) investments by the Borrower and its Subsidiaries in the Subsidiaries of the Borrower that are parties to the Guarantee and Collateral Agreement;

               (e) investments in existence on the Petition Date and to be listed on Schedule 8.8;

               (f) investments in the form of securities received as a result of bankruptcy proceedings involving customers or suppliers; and

               (g) hardship advances to employees of the Borrower or its Subsidiaries who are not on administrative leave in the ordinary course of business in an aggregate amount for the Borrower and its Subsidiaries not to exceed $50,000.

               8.9 LIMITATION ON TRANSACTIONS WITH AFFILIATES. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of the Borrower's or such Subsidiary's business and (c) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

               8.10 LIMITATION ON SALES AND LEASEBACKS. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary or Canadian Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary or Canadian Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary or Canadian Subsidiary, except
(a) the sale and leaseback of transportation equipment in the ordinary course of business, provided that such sale and leaseback transactions occur within six months of the purchase of such equipment and (b) without duplication, for any such arrangements with respect to real or personal property with respect to which the aggregate sales price shall not exceed $5,000,000.

               8.11 LIMITATION ON CHANGES IN FISCAL YEAR. Permit the fiscal year of the Borrower to end on a day other than August 31, unless the Borrower shall have provided to the General Administrative Agent evidence satisfactory to it that such change will have no effect on the calculation of, or compliance by the Borrower with, the covenants established pursuant to Section 7.11; or permit the fiscal years of the Borrower and Holdings to end on different days.

               8.12 LIMITATION ON LINES OF BUSINESS. Enter to any substantial extent in any line or lines of business activity other than businesses of the same general type as those in which the Borrower and the Guarantors are engaged on the date of this Agreement or which are directly related thereto.

               8.13 CHAPTER 11 CLAIMS; PAYMENT OF PRE-PETITION DATE CLAIMS. (a) Except for the Carve-Out and Liens permitted pursuant to subsection 8.3(g), incur or create any other Super-Priority Claim or Lien which is PARI PASSU with or senior to the claims of (i) the General Administrative Agent and the Lenders granted pursuant to the Loan Documents and the Orders or (ii) other than for claims referenced in clause (i), the Prepetition Agent and the Prepetition Lenders granted pursuant to Sections 2 and 3 of the Guarantee and Collateral Agreement and the Orders.

               (b) Make any payments of pre-Petition Date obligations other than
(i) as permitted under the Orders, (ii) as permitted by the Bankruptcy Court pursuant to the "First Day" Orders referred to in Section 6.1(d), including pre-petition wages and benefits and other employee-related claims, and (iii) as otherwise permitted or required under this Agreement.

               8.14 RECLAMATION CLAIMS; BANKRUPTCY CODE SECTION 546(G) AGREEMENTS. (a) Make any payments or transfer any property on account of claims asserted by any vendors of the Borrower or any Guarantor for reclamation in accordance with Section 2-702 of the Uniform Commercial Code and Section 546(c) of the Bankruptcy Code.

               (b) Enter into any agreements or file any motion seeking a Bankruptcy Court order for the return of property of the Borrower or any Guarantor to any vendor pursuant to Section 546(g) of the Bankruptcy Code.

               8.15 EMPLOYMENT ARRANGEMENTS. Without the prior written consent of the General Administrative Agent, (a) amend, extend, supplement or replace the employment arrangements referred to in subsection 6.2(j), or (b) enter into any employment or consulting agreement with any individual providing for compensation (including without limitation, incentive or contingency payments) in excess of $1,000,000 over the term of such contract.

                          SECTION 9. EVENTS OF DEFAULT

               If any of the following events shall occur and be continuing:

               (a) The Borrower shall fail to pay any principal of any Loan when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder, within one (1) Business Day after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

               (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

               (c) The Borrower or any other Loan Party shall default in the observance or performance of any agreement contained in Section 7.11 of this Agreement or Section 5 of the Guarantee and Collateral Agreement; or

               (d) The Borrower or any other Loan Party shall default in the performance or observance of any covenant or agreement contained in
          Section 7.2(a) or 7.3(a) and such default shall contain unremedied for one (1) Business Day; or

               (e) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (d) of this Section), and such default shall continue unremedied for a period of 20 days; or

               (f) (i) Any of the Cases shall be dismissed or converted to a case under Chapter 7 of the Bankruptcy Code or (ii) an order of the Bankruptcy Court shall be entered in any of the Cases appointing a trustee under Chapter 11 of the Bankruptcy Code; or

               (g) (i) Except for the Carve-Out, an order of the Bankruptcy Court shall be entered granting another Super-Priority Claim or Lien PARI PASSU with or senior to that granted (x) to the General Administrative Agent (for the benefit of the Lenders) pursuant to this Agreement and the Orders, or (y) to the Prepetition Lenders pursuant to the Orders (other than pursuant to clause (x) above), (ii) an order of a court of competent jurisdiction shall be entered staying, reversing, vacating or otherwise modifying either of the Orders without the General Administrative Agent's and the Required Lenders' consent, or (iii) the Prepetition Lenders' cash collateral shall be used in a manner inconsistent with the Orders; or

               (h) An order of the Bankruptcy Court shall be entered in any of the Cases appointing an examiner having enlarged powers (beyond those set forth under Sections 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code; or

               (i) The entry of an order granting relief from the automatic stay so as to allow a third party to proceed against any asset or assets of any Loan Party which have a value in excess of $1,000,000 in the aggregate; or

               (j) The filing of any pleading by any Loan Party seeking, or otherwise consenting to, any of the matters set forth in paragraphs
          (f) through (i) of this Section; or

               (k) Any Loan Party files any pleading seeking, or otherwise consenting to, the invalidation, subordination or other challenging of the Liens granted to secure the Obligations; or

               (l) There shall occur after the Petition Date any event which results in a Material Adverse Effect; or

               (m) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through
          (vi) above, such event or condition, together with all other such events or conditions, if any, could have a Material Adverse Effect; or

               (n) One or more judgments or decrees shall be entered after the Petition Date against the Borrower or any of its Subsidiaries involving for the Borrower and its Subsidiaries taken as a whole a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $1,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

               (o) Any Lien created by any Loan Document or Order shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

               (p) the Borrower shall have failed to (i) deliver to the Underwriters by September 30, 2000, a draft of the Business Plan, (ii) deliver to the Underwriters, by October 31, 2000, the Business Plan or
          (iii) file a Plan of Reorganization consistent with the Business Plan by December 31, 2000; or

               (q) the Borrower shall have failed to hire by February 28, 2001, a senior management team, including individuals necessary to effect a restructuring, reasonably satisfactory to the Underwriters, to implement the Plan of Reorganization;

then, and in every such event and at any time thereafter during the continuance of such event, and without further order of or application to the Bankruptcy Court, the General Administrative Agent may, and, at the request of the Required Lenders, the General Administrative Agent shall, by notice to the Borrower (with a copy to counsel for any statutory committee of unsecured creditors appointed in the Cases and to the United States Trustee), take one or more of the following actions, at the same or different times (PROVIDED, that with respect to clause (iii) below and the enforcement of Liens or other remedies with respect to the Collateral under clause (iv) below, the General Administrative Agent shall provide the Borrower (with a copy to counsel for


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                                                                              59


any statutory committee of unsecured creditors appointed in the Cases and to the United States Trustee) with five Business Days' written notice prior to taking the action contemplated thereby): (i) terminate forthwith the Revolving Credit Commitments; (ii) declare the Revolving Credit Loans then outstanding to be forthwith due and payable, whereupon the principal of the Revolving Credit Loans, together with accrued interest thereon and any unpaid accrued fees and all other Obligations of the Borrower and the Guarantors accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantors, anything contained herein or in any other Loan Document to the contrary notwithstanding; (iii) require each Letter of Credit to be replaced and returned to the Issuing Bank, undrawn and marked "canceled", or to the extent that the Borrower is unable to do so, require the Borrower to forthwith deposit in the Cash Collateral Account cash in an amount equal to 105% of the face amount of each unpaid Letter of Credit, such cash to be remitted to the Borrower upon the expiration, cancellation or other termination or satisfaction of the Borrower's Reimbursement Obligations in respect of any such Letter(s) of Credit and all other obligations then outstanding under this Agreement, (iv) set-off amounts in the Cash Collateral Account and the Concentration Account or any other accounts of the Borrower and apply such amounts to the Obligations of the Borrower and the Guarantors hereunder and under the other Loan Documents; and (v) exercise any and all remedies under this Agreement, the Orders, and applicable law available to the General Administrative Agent and the Lenders.

               Except as otherwise expressly provided above in this Section 9, the Borrower waives presentment, demand, protest or other notice of any kind.

        SECTION 10. THE GENERAL ADMINISTRATIVE AGENT AND COLLATERAL AGENT

               10.1 APPOINTMENTS. Each Lender hereby irrevocably designates and appoints Toronto Dominion (Texas), Inc. as the General Administrative Agent of, and CIT as the Collateral Agent of, such Lender under this Agreement, the other Loan Documents and in the Cases, and each such Lender irrevocably authorizes the General Administrative Agent to take such action on its behalf under the provisions of this Agreement, the other Loan Documents and in the Cases and to exercise such powers and perform such duties as are expressly delegated to the General Administrative Agent and Collateral Agent by the terms of this Agreement, the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, neither the General Administrative Agent nor the Collateral Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement, any Loan Document or Order or otherwise exist against the General Administrative Agent or Collateral Agent.

               The Issuing Lender shall act on behalf of the Lenders with respect to Letters of Credit issued by it under this Agreement and the documents associated therewith. It is


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                                                                              60


understood and agreed that the Issuing Lender (a) shall have all of the benefits and immunities (i) provided to an Administrative Agent in this Section 10 with respect to acts taken or omissions suffered by such Issuing Lender in connection with Letters of Credit issued by it under this Agreement and the documents associated therewith as fully as if the term "General Administrative Agent" as used in this Section 10 included the Issuing Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement and (b) shall have all of the benefits of the provisions of Section 10.7 as fully as if the term "General Administrative Agent," as used in Section 10.7, included the Issuing Lender.

               10.2 DELEGATION OF DUTIES. The General Administrative Agent and the Collateral Agent may execute any of their respective powers and duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact, may delegate any or all such powers and duties to each other and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither the General Administrative Agent nor the Collateral Agent shall be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

               10.3 EXCULPATORY PROVISIONS. Neither the General Administrative Agent nor the Collateral Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with any Loan Document or Order (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in any Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the General Administrative Agent or the Collateral Agent under or in connection with, any Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. Neither the General Administrative Agent nor the Collateral Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any Loan Document, or to inspect the properties, books or records of any Loan Party or other Person.

               10.4 RELIANCE BY GENERAL ADMINISTRATIVE Agent AND COLLATERAL AGENT. The General Administrative Agent and the Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the General Administrative Agent or Collateral Agent. The General Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the
General Administrative Agent. The General Administrative Agent and the Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement, any other Loan Document or in the Cases unless they shall first receive such advice or concurrence of the Required Lenders, as they deem appropriate or shall first be indemnified by the Lenders against any and all liability and expense which may be incurred by reason of taking or continuing to take any such action. The General Administrative Agent and the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, the other Loan Documents or in the Cases in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

               10.5 NOTICE OF DEFAULT. Neither the General Administrative Agent nor the Collateral Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the General Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the General Administrative Agent receives such a notice, the General Administrative Agent shall give notice thereof to the Lenders. The General Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; PROVIDED that unless and until the General Administrative Agent shall have received such directions, the General Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

               10.6 NON-RELIANCE ON THE GENERAL ADMINISTRATIVE AGENT, COLLATERAL
AGENT AND OTHER LENDERS. (a) Each Lender expressly acknowledges that neither the General Administrative Agent nor the Collateral Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the General Administrative Agent or Collateral Agent hereinafter taken, including any review of the affairs of any Loan Party shall be deemed to constitute any representation or warranty by the General Administrative Agent or Collateral Agent to any Lender. Each Lender represents to the General Administrative Agent and the Collateral Agent that it has, independently and without reliance upon the General Administrative Agent, Collateral Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the General Administrative Agent, Collateral Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, the other Loan Documents and in the Cases, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the General Administrative Agent or Collateral Agent hereunder, neither the General Administrative Agent nor the Collateral Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party which may come into the possession of the General Administrative Agent, Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

               (b) For purposes of determining compliance with the conditions specified in Section 6.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the General Administrative Agent or any Loan Party to such Lender prior to the Closing Date, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

               10.7 INDEMNIFICATION. The Lenders agree to indemnify the General Administrative Agent and Collateral Agent, each in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Revolving Credit Percentages in effect on the date on which indemnification is sought, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the General Administrative Agent or Collateral Agent in any way relating to or arising out of, the Revolving Credit Commitments, this Agreement, the other Loan Documents, the Cases or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the General Administrative Agent or Collateral Agent under or in connection with any of the foregoing; PROVIDED that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from, respectively, the General Administrative Agent's or Collateral Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

               10.8 AGENTS IN THEIR RESPECTIVE INDIVIDUAL CAPACITIES. The General Administrative Agent, Collateral Agent and their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the General Administrative Agent or Collateral Agent were not the General Administrative Agent or Collateral Agent hereunder and under the other Loan Documents. With respect to the Loans made by it and with respect to any Letter of Credit issued or participated in by it, the General Administrative Agent and Collateral Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the General Administrative Agent or Collateral Agent, and the terms "Lender" and "Lenders" shall include the General Administrative Agent and Collateral Agent in their individual capacity.

               10.9 SUCCESSOR AGENT. The General Administrative Agent or Collateral Agent may resign upon 10 days' notice to the Lenders. If the General Administrative Agent or Collateral Agent shall resign under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent, shall succeed to the rights, powers and duties of the General Administrative

Agent or Collateral Agent hereunder. Effective upon such appointment and approval, the term "General Administrative Agent" or "Collateral Agent",
respectively,   shall  mean  such  successor  agent,  and  such  former  General
Administrative Agent's or Collateral Agent's rights, powers and duties as General Administrative Agent or Collateral Agent shall be terminated, without any other or further act or deed on the part of such former General Administrative Agent or Collateral Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring General Administrative Agent's or Collateral Agent's resignation, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was General Administrative Agent or Collateral Agent under this Agreement and the other Loan Documents.

                            SECTION 11. MISCELLANEOUS

               11.1 AMENDMENTS AND WAIVERS. Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except as set forth in Section 7.11 or in accordance with the provisions of this Section or another Section hereof expressly specifying the method of amendment. The Required Lenders may, or, with the written consent of the Required Lenders, the General Administrative Agent may, from time to time,
(a) with the Borrower, enter into written amendments, supplements or modifications hereto and to the other Loan Documents or the Orders for the purpose of adding any provisions to this Agreement, the other Loan Documents or the Orders or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the General Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or the Orders or any Default or Event of Default and its consequences; PROVIDED, HOWEVER, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, increase the total amount of Commitments by more than $10,000,000 or extend the expiry date of any Letter of Credit beyond the date referred to in Section 3.1(a), or modify the provisions of Section 4.9, in each case without the consent of each Lender affected thereby, (ii) amend, modify or waive any provision of this Section or reduce the percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement, the other Loan Documents and the Orders or release all or substantially all of the Collateral, or amend or modify Section 3 of the Guarantee and Collateral Agreement to include as additional Collateral, or otherwise take Liens on or security interests in, Materials of Environmental Concern or real or personal property utilized in the transport, storage or processing of Materials of Environmental Concern, or release all or substantially all of the Guarantors from their obligations under the Guarantee and Collateral Agreement, in each case without the written consent of all the Lenders, (iii) waive any Event of Default under Sections 9(p) or 9(q) without the written consent of the holders of 50.1% of the Revolving Credit Commitments (or, if the Revolving Credit Commitments shall have terminated, 50.1% of the Extensions of Credit then outstanding), (iv) amend, modify or waive any provision of subsection 4.9(d) or Section 10 without the written consent of the General Administrative Agent and Collateral Agent, (v) amend, modify or waive Sections 4.9(d), (e) and (f) without the consent of the Collateral Agent or (vi) amend, modify or waive any provision of Section 3 without the written consent of the Issuing Lender. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the General Administrative Agent and Collateral Agent and all future holders of the Loans. In the case of any waiver, the Borrower, the Lenders and the General Administrative Agent and Collateral Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. If the Borrower requests an amendment or waiver that requires all Lenders' consent, and the consent of the Required Lenders is obtained but the consent of all Lenders is not obtained, the Lender or Lenders which withheld consent may be replaced involuntarily through an amendment approved by all Required Lenders, the General Administrative Agent and upon payment in full of all amounts owing to such non-consenting Lender.

               11.2 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows in the case of the Borrower, the General Administrative Agent, and as set forth in Schedule 1.1B in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:

    The Borrower:            Safety-Kleen Services, Inc.
                             1301 Gervais Street, 3rd Floor
                             Columbia, South Carolina  29201
                             Attention: Chief Executive Officer
                                        Larry Singleton, Chief Financial Officer
                                        Henry Taylor, Esq., General Counsel

                             Fax: (803) 933-4346

                             with a copy to:

                             Skadden, Arps, Slate, Meagher & Flom
                             333 West Wacker Drive
                             Chicago, Illinois 60606
                             Attention: David Kurtz, Esq.
                             Fax: (312) 407-0411

    The General Administrative
    Agent:                   Toronto Dominion (Texas), Inc.
                             909 Fannin Street, Suite 1700
                             Houston, Texas 77010
                             Attention:  Jano Mott
                             Fax: (713) 951-9921

                             with a copy to:

                             TD Securities (USA) Inc.
                             31 W. 52nd Street
                             New York, New York 10019
                             Attention: Peter S. Spielman
                             Fax:  (212) 827-7233

                                      and

                             Simpson Thacher & Bartlett
                             425 Lexington Avenue
                             New York, New York 10017
                             Attention:  Mark Thompson, Esq.
                             Fax:  (212) 455-2502

                                      and

                             Weil, Gotshal & Manges LLP
                             767 Fifth Avenue
                             New York, New York 10153
                             Attention: Harvey R. Miller, Esq. and
                                        John J. Rapisardi, Esq.
                             Fax:  (212) 310-8007

PROVIDED   that  any   notice,   request  or  demand  to  or  upon  the  General
Administrative  Agent or the Lenders pursuant to Sections 2.2, 2.4, 4.2, 4.3 and
4.4 shall not be effective until received.

               11.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the General Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

               11.4   SURVIVAL   OF   REPRESENTATIONS   AND   WARRANTIES.    All
representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or


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                                                                              66


statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

               11.5 PAYMENT OF EXPENSES AND TAXES. The BORROWER agrees (a) subject to the terms of the Final Order, to pay or reimburse the General Administrative Agent, the Collateral Agent and Steering Committee for all their respective out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the other Loan Documents, the Orders and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of Simpson Thacher & Bartlett, counsel to the General Administrative Agent, Otterbourg Steindler Handler & Rosen, P.C., counsel to CIT, and Weil, Gotshal & Manges LLP, counsel to the Steering Committee, (b) subject to the terms of the Final Order, to pay or reimburse each Lender for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel to each Lender and of counsel to the General Administrative Agent and Collateral Agent,
(c) to pay, indemnify, and hold each Lender, the Collateral Agent and the General Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, (d) subject to the terms of the Final Order, to pay all the actual and reasonable expenses of the General Administrative Agent, the Collateral Agent and the Steering Committee related to this Agreement, the other Loan Documents, the Orders, the Revolving Credit Loans, the Letters of Credit or in connection with the Cases (including, without limitation, the on-going monitoring by the General Administrative Agent, each Underwriter and the Steering Committee of the Cases, including attendance by the General Administrative Agent, each Underwriter and the Steering Committee, and their respective counsel at hearings or other proceedings and the on-going review of documents filed with the Bankruptcy Court) and (e) to pay, indemnify, and hold each Lender, the Collateral Agent and the General Administrative Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower or any of its Subsidiaries or any of the facilities or properties owned, leased or operated by the Borrower or any of its Subsidiaries (all the foregoing in this clause (e), collectively, the "indemnified liabilities"), PROVIDED that the Borrower shall have no obligation hereunder to any person seeking indemnification with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such person. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees, and shall cause each of its Subsidiaries to agree, not to assert, and hereby waives and agrees to cause each of its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of whatever kind or nature whatsoever, under or related to Environmental Laws, that any of them might have by statute or otherwise against each Lender and the General Administrative Agent. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

               11.6 SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the General Administrative Agent, all future holders of the Extentions of Credit and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

               (b) Any Lender may, in the ordinary course of its commercial banking or institutional financial business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan or other interest for all purposes under this Agreement and the other Loan Documents, and the Borrower and the General Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. No Lender shall be entitled to create in favor of any Participant, in the participation agreement pursuant to which such Participant's participating interest shall be created or otherwise, any right to vote on, consent to or approve any matter relating to this Agreement or any other Loan Document except for those specified in clauses (i) and (ii) of the proviso to
Section 11.1. The Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, PROVIDED that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 11.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 4.11, 4.12, and
4.13 with respect to its participation in the Revolving Credit Commitments and the Loans and other amounts outstanding from time to time as if it was a Lender; PROVIDED that, in the case of Section 4.12, such Participant shall have complied with the requirements of said Section and PROVIDED, FURTHER, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

               (c) Any Lender may, in the ordinary course of its commercial banking or institutional financial business and in accordance with applicable law, at any time and from time to time assign to any Lender, an Approved Fund of any Lender, or any affiliate thereof or, with the consent of the Borrower and the General Administrative Agent (which in each case shall not be unreasonably withheld or delayed), to an additional bank, financial institution or fund (an "ASSIGNEE") all or any part of its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit H, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender, an Approved Fund of any Lender, or an affiliate thereof, by the Borrower and the General Administrative Agent) and delivered to the General Administrative Agent for its acceptance and recording in the Register, PROVIDED that no such assignment to an Assignee (other than any Lender, any Approved Fund of any Lender, or any affiliate thereof) shall be in an aggregate principal amount of less than $5,000,000 and, PROVIDED, further, that the assigning Lender shall retain a Commitment, after giving effect to such assignment, not less than $5,000,000, (other than in the case of an assignment of all of a Lender's interests under this Agreement) in each case unless otherwise agreed by the Borrower and the General Administrative Agent. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding any provision of this paragraph (c) and paragraph (e) of this Section, the consent of the Borrower shall not be required, and, unless requested by the Assignee and/or the assigning Lender, new Notes shall not be required to be executed and delivered by the Borrower, for any assignment which occurs at any time when any Event of Default shall have occurred and be continuing.

               (d) The General Administrative Agent, on behalf of the Borrower, shall maintain at the address of the General Administrative Agent referred to in
Section 11.2 a copy of each Assignment and Acceptance delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitments of, and principal amounts of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the General Administrative Agent and the Lenders may (and, in the case of any Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register.

               (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender, an Approved Fund of any Lender, or an affiliate thereof, by the Borrower and the General Administrative

Agent) together with payment to the General Administrative of a registration and processing fee of $3,500, the General Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower.

               (f) The Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "TRANSFEREE") and any prospective Transferee, subject to the provisions of Section 11.15, any and all financial information in such Lender's possession concerning the Borrower and its Subsidiaries and Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Subsidiaries and Affiliates prior to becoming a party to this Agreement.

               (g) For  avoidance  of  doubt,  the  parties  to  this  Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

               11.7 ADJUSTMENTS; SET-OFF. (a) Except as provided in subsection 4.3(i), if any Lender (a "BENEFITTED Lender") shall at any time receive any payment of all or part of its Extensions of Credit, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Extensions of Credit, or interest thereon such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Extensions of Credit, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders (to the extent required by the foregoing clause (i)) PROVIDED, HOWEVER, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The General Administrative Agent shall use its best efforts to provide calculations and documentation needed to effect such participations and to arrange a simultaneous closing of such participations.

               (b) In  addition  to  any  rights  and  remedies  of the  Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch, agency or Affiliate thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the General Administrative Agent after any such set-off and application made by such Lender, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application.

               (c) Notwithstanding the foregoing provisions of this subsection 11.7, no Lender shall institute any proceeding to collect any amounts owed hereunder or exercise any remedies (including setoff) with respect to the amounts owed to it unless such Lender shall comply with the notice procedures and time periods applicable to the exercise of remedies contained in the Orders.

               11.8 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the General Administrative Agent.

               11.9 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such JURISDICTION, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               11.10 INTEGRATION. This Agreement and the other Loan Documents represent the agreement of the Borrower, the General Administrative Agent, and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the General Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

               11.11   GOVERNING   LAW.  THIS   AGREEMENT  AND  THE  RIGHTS  AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

               11.12 SUBMISSION TO JURISDICTION; WAIVERS. Each party to this Agreement hereby irrevocably and unconditionally:

               (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Bankruptcy Court and, if the Bankruptcy Court does not have (or abstains from) jurisdiction, courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

               (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

               (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in Section 11.2 or
          Schedule 1.1C or at such other address of which each Administrative Agent shall have been notified pursuant thereto;

               (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

               (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

               11.13 ACKNOWLEDGMENTS. Borrower hereby acknowledges that:

               (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

               (b) neither the General Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the General Administrative Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

               (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among such Borrower and the Lenders.

               11.14 WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE GENERAL ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY
WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

               11.15 CONFIDENTIALITY. Each Lender agrees to keep confidential all non-public information provided to it by the Borrower pursuant to this
Agreement that is designated by the Borrower in writing as confidential; PROVIDED that nothing herein shall prevent any Lender from disclosing any such information (i) to its affiliates, the General Administrative Agent or any other Lender, (ii) to any Transferee which agrees to comply with the provisions of
this  subsection,   (iii)
to its employees, directors, agents, attorneys, accountants and other professional advisors, or to direct or indirect contractual counterparts in swap agreements relating to swaps with the Borrower or such contractual counterparties' professional advisors provided that any such contractual counterparty or its professional advisors shall agree to keep such confidential information confidential, (iv) upon the request or demand of any Governmental Authority having jurisdiction over such Lender, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (vi) which has been publicly disclosed other than in breach of this Agreement, or is currently publicly available or is in the possession of a Lender on a nonconfidential basis or is disclosed to a Lender on a nonconfidential basis by a person who in so doing has not violated a duty of confidentiality owing to the Borrower (vii) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender or (viii) in connection with the exercise of any remedy hereunder.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              SAFETY-KLEEN SERVICES, INC.

                              By:   /s/ Henry H. Taylor
                                 --------------------------------------
                                 Name:  Henry H. Taylor
                                 Title: President

                              TORONTO DOMINION (TEXAS), INC.,
                                as General Administrative Agent, Underwriter and Lender

                              By:    /s/ Warren Finlay
                                  --------------------------------------
                                  Name  Warren Finlay
                                        President

                              THE TORONTO-DOMINION BANK,
                                 HOUSTON AGENCY
                                 as Issuing Lender

                              By:  /s/ Warren Finlay
                                  --------------------------------------
                                  Name:  Warren Finlay
                                  Title: Vice President

                              THE CIT GROUP/BUSINESS CREDIT, INC.,
                                as Collateral Agent, Underwriter and Lender

                              By:  /s/ Peter L. Skavla
                                 --------------------------------------
                                 Name  Peter L. Skavla
                                Title: Vice President

                              BANK OF AMERICA, N.A.

                              By:  /s/ William Crawford
                                  --------------------------------------
                                  Name    William Crawford
                                  Title: Managing Director

                              BANK ONE, NA

                              By:  /s/ illegible
                                 --------------------------------------
                                 Name   illegible
                                 Title: Vice President

                              GOLDMAN SACHS CREDIT PARTNERS, L.P.

                              By: /s/ Kevin Ulrich
                                 --------------------------------------
                                 Name   Kevin Ulrich
                                 Title: Authorized Signatory

                                                                SCHEDULE 1.1A TO
                                                                CREDIT AGREEMENT

                             COMMITMENTS OF LENDERS

Lender                                       Commitment
Toronto Dominion (Texas), Inc.              $45,000,000
The CIT Group/Business Credit, Inc          $30,000,000
Bank of America, N.A.                        $5,000,000
Bank One, NA                                 $5,000,000
Goldman Sachs Credit Partners, L.P.         $15,000,000
                                            ===========
Total Commitments                          $100,000,000

                                                                SCHEDULE 1.1B TO
                                                                CREDIT AGREEMENT

                              ADDRESSES FOR NOTICE


TORONTO DOMINION (TEXAS), INC.               BANK ONE, N.A.
909 Fannin, Suite 1700                       Southeast States
Houston, Texas  77010                        One Bank One Plaza
Attention:  Jano Mott                        17th Floor
Telephone:  713-653-8231                     Mail Code IL 1-0361
Facsimile:  713-951-9921                     Chicago, IL 60670
                                             Attention:  Richard Babcock
                                             Telephone:  312-732-3022
with a copy to                               Facsimile:  312-732-1775

                                             GOLDMAN SACHS CREDIT PARTNERS, L.P.
TD SECURITIES (USA) INC.                     85 Broad Street
31 West 52nd Street                          New YOrk, NY 10004
New York, NY 10019                           Attention:  Jason Colodne
Attention:  Peter S. Spielman                Telephone:  212-375-7869
Telephone:  212-822-7660                     Facsimile:  212-902-3757
Facsimile:  212-827-7233

THE TORONTO-DOMINION BANK, HOUSTON
AGENCY
909 Fannin, Suite 1700
Houston, Texas  77010
Attention:  Jano Mott
Telephone:  713-653-8231
Facsimile:  713-951-9921

THE CIT GROUP/BUSINESS CREDIT, INC.
1211 Avenue of the Americas
New York, New York 10036
Attention: Mark Long
Telephone:  212-536-1274
Facsimile:  212-536-1295

BANK OF AMERICA, NA
335 Madison Avenue
New York, NY 10017
Attention:  William Crawford
Telephone:  212-503-7529
Facsimile:  212-503-7080

                                                                SCHEDULE 1.1C TO
                                                                CREDIT AGREEMENT

                                BLOCKED ACCOUNTS

 ------------------------------------------------------------------
  Bank                                    Account Number
 ---------------------------------------  -------------------------
  Bank of America, NA                     3750844212
  (Nationsbank)
 ---------------------------------------  -------------------------
  Bank of America, NA                     8188002446
  (Nationsbank)
 ---------------------------------------  -------------------------
  Bank One, N.A.                          1035872
  --------------------------------------  -------------------------
  Bank One, N.A.                          1064716
 ---------------------------------------  -------------------------
  Northern Trust                          99740
 ---------------------------------------  -------------------------
  Wachovia Bank, N.A.                     320652738
---------------------------------------------------------------------

                                                                SCHEDULE 5.6 TO
                                                                CREDIT AGREEMENT
                                  LITIGATION


                                                                                                                    Schedule 5.6

LOG #                               NAME OF ACTION                                                  COURT/CASE NUMBER

042  Part B Permit Appeal - GSX Services of South  Carolina,  Inc. v. South          State of South Carolina, Court of Appeals
     Carolina  Department  of Health and  Environmental  Control,  Citizens          Trial Court Case No.: 94-CP-43-175
     Asking   for  A  Safe   Environment,   Energy   Resource   Foundation,          Consolidated Cases: 94-CP-43-178, 94-CP-40-
     Environmentalists, Inc. County of Sumter and Sumter County Legislative          1412, 94-CP40-1859
     Delegation, Sierra Club

045  Hazardous Waste Treatment Council vs. State of South Carolina, Carroll          Federal District Court of South Carolina -
     A. Campbell,  Jr., in his official capacity and SCDHEC and SC Board of          Columbia Division - On Appeal to the 4th
     Health and Environmental Control                                                Circuit Court

089  Spectron, Spectron/Galaxy - Superfund Site Elkton, MD

090  Combustion, Inc. Site - Superfund Site Denham Springs, LA

091  Four County Landfill - Superfund Site Cleveland, Ohio

138  Union Chemical Site - Superfund Site Southope, Maine

147  Resolve Site - Superfund Site North Dartmouth, MA

148  H & M Drum Sites - Superfund Site Dartmouth and Freetown, Mass.

161  Laidlaw Environmental Services (TS), Inc. v Enviropact, Inc.                    Circuit Court for the 6th Judicial Circuit
                                                                                     Pinellas County, FL - Civil Division

169  TERI v. Slocum Equipment                                                        Harris County, Texas District Court

176  Friends of the Earth,  Inc. and Citizens  Local  Environmental  Action          Federal Court Civil Action No. 3:92-1697-17
     Network, Inc. v. Laidlaw Environmental Services (TOC), Inc.                     Supreme Court Civil Action No. 98-822

202  USA v.  Allen-Bradley  Co. et al. CAM-OR  Superfund  Site,  Westville,          US District Court for Northern District of
     Indiana                                                                         Indiana, S. Bend Division Civil Action No. S90-
                                                                                     00593

240  Jumonville  Pipe  &  Machinery  Co.,  Inc.  v.  Laidlaw  Environmental          State of Louisiana, Parish of Iberville 18th
     Services of White Castle, Inc. (f/k/a Briscoe Maphis, Inc.)                     Judicial District Court, No. 44,713

241  The  City  of  Tullahoma,  Tennessee  and  the  City  of  Shelbyville,          Chancery Court of Tennessee, Seventeenth
     Tennessee,  et al. v. Bedford  County,  Tennessee and Kathy K. Prater,          Judicial District, at Shelbyville  No. 17,515
     County Clerk, Bedford County, Tennessee

247  City of Hilliard,  Ohio and Candy Thomas,  Hilliard  Zoning Officer v.          Franklin County Municipal Court - Environmental
                                                                                     Division - Case No.


                                                                                                                    Schedule 5.6

     Laidlaw Environmental Services (WT), Inc.                                       9410EVH-073703

251  Padres Hacia una Vida Mejor, et al v. Laidlaw, Inc., et al.                     Before the United States EPA and United States
                                                                                     HUD

252  Donald  R.  Palla,   et  al.  v.  County  of  Kern,  et  al.   Laidlaw          Kern County Superior Court, Case No.: 227735
     Environmental  Services Local Committee,  et al. v. County of Kern, et          NFT
     al. Padres Hacia una Vida Mejor, et al. v. County of Kern, et al.               Fresno County Superior Court, Case No.:526493-2
                                                                                     Fresno County Superior Court, Case No.:526433-8

256  Peak Oil - Superfund Site Tampa, Florida

260  Douglas K. Dieter v. The Regents of the University of California,  et.          United States District Court for The Eastern
     al.                                                                             District of California Case No.: CIV-S-95-686
                                                                                     DFL GGH

270  In  Re:  Louisiana  Department  of  Environmental  Quality  &  Laidlaw          Compliance Order No. HE-C-94-0444 (10/18/95)
     Environmental Services, Inc.                                                    Penalty Notice No. HE-P-94-0445 (10/18/95)

275  Tangee E. Daniels,  Individually,  etc., et al.,  Pltfs. v. Akzo Nobel          193rd Judicial District Court, Dallas County,
     Chemicals, Inc. f/k/a Akzo Chemicals,  Inc., et al., including Laidlaw          Texas
     Environmental  Services  (TES),  Inc.  f/k/a  Technical  Environmental          Case Number 95-9149-L
     Services,  Inc.;  Solvent  Service  Company,  Inc.;  and United States
     Pollution Control, Inc.

276  Marti Williams,  Individually,  etc., et al., Plaintiffs v. Akzo Nobel          241st Judicial District Court, Smith County,
     Chemicals, Inc. f/k/a Akzo Chemicals,  Inc., et al., including Laidlaw          Texas
     Environmental  Services (TES),  Inc.,  f/k/a  Technical  Environmental          Case Number 94-2771-C
     Services,  Inc. Defendants,  Solvent Service Company,  Inc. and United
     States Pollution Control, Inc.

295  Wichita North Industrial District - Superfund Site Wichita, Kansas

297  Hardage - Superfund Site McClain County, Oklahoma

298  Ekotek - Superfund Site Salt Lake City, Utah

299  Casmalia Resources - Superfund Site California  (Between Los Angeles &
     San Francisco)

303  United States Pollution Control,  Inc. v. United States of America and          United States District Court of Utah
     U.S. Army (Tooele Army Depot)                                                   No. 93-C-951B

336  Laidlaw Environmental Services (GS), Inc. v. United States of America           Docket No. 95-302C (Judge Gibson) U.S. Court of
                                                                                     Federal Claims

338  Crowley Global Settlement - In re: Laidlaw Environmental  (Recovery) &
     Louisiana Department of Environmental Quality
     Compliance Order No. HE-C-88-0654 (3/7/89)


                                                                                                                    Schedule 5.6

     Compliance Order No. HE-C-89-0344 (10/16/89)
     Compliance Order No. HE-C-91-0569 (3/25/92)
     Compliance Order No. HE-C-91-0120 (3/25/92)
     Compliance Order No. HE-C-91-0588 (3/30/92)
     Compliance Order No. HE-C-91-0204 (4/3/92)
     Compliance Order No. HE-C-90-0613 (4/3/92)
     Compliance Order No. HE-C-92-0057 (12/28/92)
     Compliance Order No. HE-C-92-0138 (1/7/93)
     Compliance Order No. HE-C-92-0475 (3/29/93)
     Compliance Order No. HE-C-93-0129 (9/13/93)
     Compliance Order No. HE-C-92-0325 (12/2/93)
     Compliance Order No. HE-C-93-0701 (8/29/94)
     Compliance Order No. HE-C-94-0191 (10/7/94)
     Penalty Notice: HE-P-94-0062A  (2/21/94)
     Docket No.: AHD-HP-94040A
     Compliance Order No. HE-C-95-0139 (10/26/95)
     Docket No. AHD-HC-95161
     Compliance Order No. HE-C-95-0363 (10/26/95
     Docket No: AHD-HC-95163
     Penalty Notice No. HE-P-95-0140 (10/26/95)
     Docket No. AHD-HP-95162
     Compliance Order No. HE-C-94-0444 (10/18/95)
     Penalty Notice No. HE-P-94-0445 (10/18/95
     Compliance Order No. HE-C-95-0378 (2/26/96)
     Penalty Notice No. AE-P-95-0379 (3/15/96)
     Compliance Order No. HE-C-95-Compliance Order No. HE-C-94-0419 (4/3/95)
     Penalty Notice No. HE-P-94-0420 (4/3/95)
     Compliance Order No. HE-C-94-0422 (6/30/95Compliance Order
     No. HE-C-94-0525 (6/30/95)
     Penalty Notice No. HE-P-94-0454 (6/30/95Compliance Order No.
     HC-C-96-0260 (11/12/
     Compliance Order No. HC-C-96-0261 (11/12/96

362  Virgie  Adams  et  al.  v.  American  Ecology  Environmental  Services          236th Judicial District Court - Tarrant County,
     Corporation et al.                                                              TX
                                                                                     Case Number 236-165224-96

365  Missouri  Generator/Hazardous  Waste Tax MDNR NOV 10/3/96 Tulsa -- EPA          Circuit Court of Cole County, Missouri: 19th
     ID# OKD 000632737; MO ID #012159 San Antonio -- EPA ID# TXD 052649027;          Judicial Circuit
     MO ID  #013325


                                                                                                                    Schedule 5.6

     Crowley -- EPA ID# LAD 079464095;  MO ID #012256 Millington -- EPA ID#
     TND  000614321;  MO ID #011053 Case Name:  Excell TSD.  Inc. et al. v.
     Missouri Department of Natural Resourcesb

367  Koshrow B.  Semnani,  d/b/a S.K.  Hart  Engineering  v. United  States          United States District Court, District of Utah,
     Pollution Control, Inc. and USPCI, Inc.                                         Central Division
                                                                                     No. 295 CV 638S  Judge Tena Campbell

370  Sheridan Transportation Company v. ECDC Environmental, L.C.                     96 Civ. 6304 (MGC)

380  ECDC  Environmental,  L.C. v. New York  Marine and  General  Insurance          96 Civ. 6033
     Company

382  Hosannah  Kate  Gordon v. Tahoe City  Public  Utility  District et al.          Superior Court of California, County of Placer
     incl. Laidlaw Environmental Services SEE Related matter 402                     Case No. CV 5281

383  Gary St. Hilaire v. State of Arizona,  et al., incl.  Disposal Control          U.S. District Court, District of Arizona
     Services, Inc.                                                                  CIV 95-1071-PHX-PGR(MS)

388  Vicki McBrayer,  Dennis McBrayer, Adam McBrayer, and Alex McBrayer vs.          Court of Common Pleas, Hilliard County, Ohio
     Laidlaw Environmental Services (WT), Inc., Beaver Adhesives, Inc., OSF          Case No. 97CVC-01-2057
     America,  Inc.,  Medex,  Inc.,  City of Hilliard,  Ohio,  and Board of
     Education of the Hilliard City School District

389  Frank  Manchak v. Chemical  Waste  Management,  Laidlaw  Environmental          US District Court for the District of Delaware;
     Services, Inc. and Rollins Environmental Services, Inc., et al.                 Docket No. 95-709-RRM

398  Appeal of Hong Environmental,  Inc. Contract No.  N62472-92-D-2025              ASBCA NO. 49990 & 50432

400  United States Fidelity and Guaranty Corporation v. Avondale Industries          United States District Court Southern
     Incorporated,  et al.                                                           Mississippi, Eastern Division
                                                                                     Case Number: 4:97CV80LN

402  James R. Courshon, Jr. v. Tahoe City Public Utility  District,  ET AL.          SCV 5426 Superior Court of California, County
     including Laidlaw  Environmental  Services, Inc.                                of Placer

414  Re: Ville Mercier, Quebec Lagoon Remediation                                    Quebec Superior Court, Montreal

418  Application  to Access  Information  Commission  re:  Ministry  of the          Quebec Access to Information Commission
     Environment of Quebec Investigation Results and Report Regarding Ville          Cour du Quebec
     Mercier Lagoons and re:  documents from  government  files relating to the Mercier lagoons

430  Lake Hemet Water District v. Beaumont  Concrete Co. Beaumont  Concrete          Riverside County Superior Court
     Company, Inc. v. JTM Industries,  Jim Johnson, Chuck Anderson and Does          Court Case No. 28-89-99
     1-10

440  Bridgeport  Rental and Oil Services (BROS) - Superfund Site (placed on          United States District Court for District of
     NPL in 1983 for remediation)                                                    NJ,
                                                                                     Civil Action # 92-1253, among many others

442  Carlton Gene Rineheart v. Ciba-Geigy Corp. et al.                               United States District Court Middle District of
                                                                                     Louisiana

                                                                                                                    Schedule 5.6

                                                                                     Docket No. 96-517

443  PJP Landfill - Superfund Site Bridgeport, NJ

444  McDonnell  Douglas  Corporation v. Chester  Engineers,  Inc.,  Laidlaw          U.S. District Court for the District of North
     Environmental Services, Inc. and U.S. Pollution Control, Inc.                   Oklahoma

445  Allen vs. Rollins Environmental Services of Louisiana, Inc.                     18th Judicial District Court, Iberville Parish,
                                                                                     Louisiana
                                                                                     Docket No. 47,254

447  Kevin  Gaudet v. Phillip  Industrial  Services of Texas,  Inc.,  f/k/a          Civil No. 98-2095
     Allwaste Environmental Services of Texas, Inc.                                  14th Judicial District Court for the Parish of
                                                                                     Calcasieu, Louisiana

     Scott  Donaldson  and  Mikelyn  Donaldson  v.  Allwaste  Environmental          Civil No. 98-0796-LC
     Services of Texas, Inc.                                                         S. District Court for the Western District of
                                                                                     Louisiana

     Kennard  P.  Stelly  and  Anthony  Stelly  v.  Allwaste  Environmental          Civil No. 98-0844-LC U.S.
     Services of Texas,  Inc.,  Reliance National  Indemnity Co. and Arthur          District Court for the Western District of
     Lee LaFour                                                                      Louisiana

     Joe Thomas,  Jr. And Kathleen  Thomas v.  Phillip  Services/Louisiana,          Civil No.98-1709
     Inc. and Reliance National Indemnity Company                                    14th Judicial District Court for the Parish of
                                                                                     Calcasieu, Louisiana

     Debra Jackson and James  Jackson,  individually,  and Debra Jackson on          Civil No. 98-0779
     behalf of her three minor children, Shravin Guillory, Shemire Guillory          U.S. District Court for the Western District of
     and Shawna Guillory v. Reliance National Indemnity  Company,  Allwaste          Louisiana
     Environmental Services of Texas, Inc., and Arthur Lee LaFour

     Jeanette Ortego, individually, and on behalf of Joseph Edwin Ortego, a          Civil No. 98-2047
     minor,  and Brandon Keith Wayne Ortego, a minor and Palmer Clint Lewis          14th Judicial Court for the Parish of
     individually  v.  Allwaste  Environmental  Services  of  Texas,  Inc.,          Calcasieu, Louisiana
     Allwaste   Environmental   Services  of  Louisiana,   Inc.,   Allwaste
     Environmental  Services,  Inc., Philip Services of Texas, Inc., Philip
     Services/Louisiana, Inc., Walter Binning and Arthur Lee LaFour

     Edith  Paulette  Webb  and  Denise  Michelle   Templeton  v.  Allwaste


                                                                                                                    Schedule 5.6
     Environmental  Services of Texas,  Inc.,  Reliance National  Indemnity          Civil No. 98-1857
     Company, Arthur Lee LaFour and Rubicon, Inc.                                    14th Judicial District Court for the Parish of
                                                                                     Calcasieu, Louisiana

     Michael  Edward  White v.  Allwaste  Environmental  Services of Texas,          Civil No. 98-2027
     Inc., Reliance National Indemnity Company and Arthur Lee LaFour                 14th Judicial District Court for the Parish of
                                                                                     Calcasieu, Louisiana

     Jennifer  L.  White,  Amanda  McLelland,  Shirley Jo Medley,  Gary and          Civil No. 98-1697
     Sharla  Lumpkin,  individually  and on behalf of their minor children,          14th Judicial District Court for the Parish of
     Joshua Lumpkin, Caleb Lumpkin and Phillip Lumpkin,  William O. Murray,          Calcasieu, Louisiana
     Mary Kolwyck,  Brenda Joubert,  Vickie Broussard,  individually and on behalf of her minor daughter, Jasmine Anderson, Avery E. Pickett, Eric
     Swope,  Chuck and  Jackie  Long,  individually  and on behalf of their minor daughter, Jessica Long, Brian Grey, Edith Paulette Webb, Charles
     Webb,  Christy  Templeton,  Gloria Harris,  Charles Cole,  John Fears,
     Joseph Greer and Alice Braxton v. Allwaste  Environmental  Services of
     Texas, Inc.,  Reliance National  Indemnity Company,  Arthur Lee LaFour
     and Rubicon, Inc.

     Robert W. Moore and Laura D. Moore,  et ux, both  individually  and as          Civil No. 98-2060
     next  friends of Robert M. Moore,  their minor  child;  Jeffrey  Allen          14th Judicial District Court for the Parish of
     Moore and Angela Teresa Moore,  et ux, both  individually  and as next          Calcasieu, Louisiana
     friends of Jennifer  Michelle  Moore,  Janie  Morgan Moore and Jeffrey
     Paul  Moore,  their minor  children;  Albert June Moore and Janet Lynn
     Moore,  et ux,  both  individually  and as next  friends of Debra Lynn
     Moore, Annette Inez Moore and Chad Albert Moore, their minor children;
     Harold W.  Gardenhire,  III,  Richard Selas;  Dennis W. Bass, III; all
     motorists  traveling  on  I-10  at  the  time  of  the  accident;  all landowners and users affected by the accident;  and all other persons, natural and otherwise,  known and unknown, injured by this accident v.
     Rubicon, Inc., Allwaste,  Inc., Allwaste Environmental Services, Inc.,
     Allwaste    Environmental    Services   of   Texas,    Inc.,    Philip
     Services/Louisiana,  Inc.  (f/k/a Allwaste  Environmental  Services of
     Louisiana,  Inc.),  Reliance National  Indemnity  Company,  Arthur Lee
     LaFour and City of Vinton


                                                                                                                    Schedule 5.6

     Leah  Sterlene  Shelton and Larry  Shelton v.  Allwaste  Environmental          Civil No. 98-1822
     Services of Texas, Inc. and Rubicon, Inc.                                       14th Judicial District Court for the Parish of
                                                                                     Calcasieu, Louisiana

     Deshan Joseph, Randy Martin,  Randy White, Billy Joseph,  Archie Tate,          Civil No. 98-1822
     Raul  Gillen and New  Orleans  Auction  Galleries,  Inc.  v.  Allwaste          14th Judicial District Court for the Parish of
     Environmental Services of Texas, Inc. and ABC Insurance Company                 Calcasieu, Louisiana

     Alton Bert Clark, and wife Sandra Clark,  Michael Ezell, Sr. And wife,          Civil No. 17102
     Tina Ezell and Herbert Fountain v. Allwaste  Environmental Services of          344 Judicial District, Chambers County, Texas
     Texas, Inc., Arthur Lee LaFour and William Water Binning

     Donovan  Troy  Fontenot  and  Angela  Fontenot  v.  Phllip  Industrial          Civil No. 98-2106
     Services of Texas,  Inc.,  formally  known as  Allwaste  Environmental          14th Judicial District Court for the Parish of
     Services of Texas, Inc.                                                         Calcasieu, Louisiana

     George  Hartfield,  et al. v.  Allwaste,  Inc. and  Reliance  National          Civil No. 98-1352
     Indemnity Company                                                               United States Western District of Louisiana

     Hulen  W.  Lovelady  and  Laura  Lovelady  v.  Allstate  Environmental          Civil No. 98-2082
     Services of Texas, Inc., et al.                                                 14th Judicial District Court for the Parish of
                                                                                     Calcaseiu, Louisiana

     Safety-Kleen (Encotec), Inc. v. Aon Risk Services of Texas, Inc. f/k/a          Civil No. 98-42540 280th District Court of
     Alexander & Alexander of Texas, Inc.                                            Harris County, Texas

448  Caudill v. Clark Equipment Company, et al.                                      13th Judicial Court for Evangeline Parish,
                                                                                     Louisiana
                                                                                     Third party complaint against Safety-Kleen
                                                                                     (Plaquemine), Inc.
                                                                                     Claim No. 03-05128

453  Florence Robinson, et al. v. Board of Commerce, et al.                          19th Judicial District Court
                                                                                     Parish of East Baton Rouge, Louisiana
     Rollins Environmental Services (LA), Inc. v. Elmer B. Litchfield, East          Action No.  412,867 "D"
     Baton Rouge Parish Sheriff and Tax Collector                                    Action No. 366,285 "M"
                                                                                     Action No. 374,389 "M"
     Rollins  Environmental  Services  (LA),  Inc.  v.  Louisiana  Board of          Their File No. 830-21
     Commerce and Industry No. 366,285 "M"


                                                                                                                    Schedule 5.6

     19th Judicial  District  Parish of East Baton Rouge,  Louisiana  Their
     File No. 830-21
                             CONSOLIDATED WITH
     Rollins  Environmental  Services  (LA),  Inc.  v.  Louisiana  Board of
     Commerce and Industry No. 374,389 "M" 19th Judicial District Parish of
     East Baton Rouge,  Louisiana Their File No. 830-21
     CONSOLIDATED IN ONE COURT, DEAL WITH IDENTICAL ISSUES.

455  MSOF Corporation, et al. v. Exxon Corporation, et al.                           United States District Court for the Middle
                                                                                     District of Louisiana
                                                                                     C/A No. 94-990-B-M2
                                                                                     consolidated with C/A No. 94-991-BM2
                                                                                     (Their file no. 830-34)

461  United  States  v.  Helen  Kramer,  et al.  and  State  of New  Jersey          U.S. District Court for District of New Jersey
     Department of Environmental Protection v. Almo Anti-Pollution Services          C/A No 89-4340 and C/A No. 89-4380
     Corp. et al. RES (NJ) - Third party defendant

462  Gulf States Utility vs. Safety-Kleen (Baton Rouge)                              Before Louisiana Public Service Commission

463  Infinity Enterprises v. Rollins Environmental Services, Inc.                    Cause No. 96G2466; 239th District Court of
                                                                                     Brazoria County, Texas

466  U.S.  Department  of  Transportation  v. RES (TX)  Notice of  Probable          FRA No. ZROE 97-1 (HMT)
     Violation (NPV)

469  Allen Ray Cochran v. Air Products Manufacturing Corp., et al.                   129th Judicial District Court of Harris County,
                                                                                     Texas
                                                                                     Cause No. 97-10585

470  In the Matter of Rollins Environmental Services (TX), Inc. v. U.S. EPA          Administrative Proceeding at EPA Regional
     Region 6, Dallas, Texas                                                         Office
                                                                                     Docket No. RCRA VI - 106-H

471  USA ex rel William Hesser v. Aptus, Inc., George A. Jacobson, et al.            Civil No. 95-00464 DAE
                                                                                     U.S. District Court, District of Hawaii

472  City of Bremerton vs. Laidlaw Environmental Services (GS), Inc.                 Superior Court of Washington for Kitsap County
                                                                                     Case Number 972027308

479  Melvin Beuford v. Rollins Company,  et al incl. Laidlaw  Environmental          Municipal Court of California, County of
     Services of California Inc.                                                     Los Angeles
                                                                                     Case No. 97K21123

480  Tara Nicole Dowd,  individually  and on behalf of her minor  daughter,          19th Judicial District Court Parish of East
     Taylor  Dowd  v.  Rollins  Chempak  Inc.,  Ron  Chandler,  Continental          Baton Rouge, LA
     Insurance Company and ABC Insurance Company                                     No. C 431314  Div: C

483  Quang Pham v. Keith Gehring and Laidlaw Environmental Services, Inc.            State of Washington, Superior Court for King
                                                                                     County
                                                                                     98-2-03737-7SEA

484  Estate of Juan Carlos  Alvarez,  et al v. Manuel Lucas Olivera,  et al          Superior Court of California, Los Angeles
     incl. Laidlaw Environmental Services of California, Inc.                        County
                                                                                     No. BC182134

                                                                                                                    Schedule 5.6

485  Hanh Thi Kim Nguyen v. Laidlaw  Environmental  Services of California,          Municipal Court of California, County of Los
     Inc., et al                                                                     Angeles, Burbank
                                                                                     Judicial District, No. 97C01444

489  Bareis et al. v. Reynolds Metals Company                                        Circuit Court of Saline County, Ark.- 97-703-02

490  OSHA v. JTM Industries, Inc. RE: Inspection 116485137                           OSHA Review Commission (Little Rock, Ark.)

495  Balfour Beatty Construction v. Metro North Commuter Railway                     Supreme Court of the State of New York, County
                                                                                     of New York
                                                                                     Index No. 98-606355

496  Hollis Road Site-Groundwater contamination. Full Caption as of 6-1-00:          South Carolina Department of Health and
     South  Carolina  Department  of Health and  Environmental  Control vs.          Environmental Control
     Western Atlas, Inc. (f/k/a Litton Industrial Automation Systems, Inc.,          Effective 6-1-00: Court: United States District
     and  successor-in-interest  to Litton Business Systems,  Inc.),  David          Court, Columbia Division, Civil Action No.:
     Bright,   individually   and   d/b/a   Superior   Container   Service,          3:00-1760
     Safety-Kleen  (TG),  Inc.,   Safety-Kleen  Systems  Inc.,  and  Hoover
     Building  Systems,  Inc.

506  Frank  A.  Ciramella  v.  Basic,  Inc.,  a  subsidiary  of  Combustion          Court of Common Please of Lawrence County,
     Engineering,   Inc.,  a  corporation;  AP  Green  Services,  Inc.  and          Pennsylvania
     Bigelow-Liptak  Company, a corporation;  Koppers  Industries,  Inc., a          Civil Division
     subsidiary   of   Koppers   Holdings   Corporation,   a   corporation;
     Safety-Kleen Corp., a corporation;  Union Carbide Corp., Chemicals and          Ciramella - No. 10961-95 CA
     Plastics  Distribution   Division,  a  corporation;   Gojer,  Inc.,  a          Ranshaw -  No. 10963-95 CA
     corporation,   Beaver   Alkali   Products,   a  division  of  Davidson          Jeanette  - No. 10962-95 CA
     Industries, a corporation;  Calgon Corporation, a subsidiary of Merck,          Senko - No. 17-96 CA
     Inc.,;  English  China Clays,  Inc., a  corporation;  Bostik,  Inc., a corporation;  Bearings,  Inc., a subsidiary of  Neill-Lavielle  Supply
     Co.,  Inc., a  corporation;  Hazen  Petroleum,  Inc.,  a  corporation;
     Atlantic-Richfield  Co., a corporation;  Gulf Oil Co., a subsidiary of
     Chevron Corp., a corporation

     Claudette Ranshaw,  as Administratrix of the Estate of Joseph S. Palka
     (deceased) v. Safety-Kleen Corp. et al.

     Andrew Jeanette and Antoinette Jeanette v. Safety-Kleen Corp. et al.

     Senko v. Basic, Inc., et al.

507  Stanley Clark v. Safety-Kleen Corp.                                             Superior Court of New Jersey, Law Division
                                                                                     Burlington County


                                                                                                                    Schedule 5.6

                                                                                     Docket No. BUR-L-980-94

                                                                                     Superior Court of New Jersey (03/17/00)
                                                                                     Appellate Division
                                                                                     Docket No.:  A-1671-99T2

508  William P. Bennett v. Evans Oil of LA, et al.                                   14th JUDC, Parish of Calcasieu, Louisiana
                                                                                     Case No. 95-2573

511  Genevieve B. Wiech,  as Executrix of the Estate of Sylvester E. Wiech,          Court of Common Pleas of Lawrence County
     Deceased, Genevieve B. Wiech, as Personal Representative of the Estate          Pennsylvania, Civil Division
     of Sylvester  E. Wiech,  Deceased,  Genevieve B. Wiech,  as Trustee Ad          No. 145 of 1997
     Litem on  behalf  of all  those  persons  so  entitled  on  behalf  of
     Sylvester E. Wiech,  Deceased and  Genevieve B. Wiech in her own right
     v. A. P. Green Services, Inc., Safety-Kleen Corporation, et al.

512  Jorge Talley v. Safety-Kleen                                                    OCSC Case No.  784605

514  Ronald K.  Soos,  Sr.  and Mina Soos v.  Con-Lux  Coatings  Inc. a New          Superior Court of New Jersey, Law Division,
     Jersey Corp.,  Gulf Oil, a Texas  Corporation;  AP Green  Refractories          Hunterdon County
     Co., a Missouri Corp., Allied  Corporation,  a New Jersey Corporation;          Docket No. HNT-L-154-95
     Safety-Kleen  Corp., a Illinois Corp.,  Able Co., Inc., Baker Co. Inc.
     Charley Corp.;  Dog Co. Inc.; Easy Co. Inc.; Fox Co. Inc.;  George Co.
     Inc.; all Fictious  Corporations,  or other Legal Entities,  locations unknown  at  present;  and  Magnesium  Elektron,  Inc.,  a New  Jersey
     Corporation.

517  Alan W. Leighton and Pamela Leighton v. Lori Selstad,  in her capacity          Commonwealth of Massachusetts, Superior Court,
     as  Manager  of   Safety-Kleen   Envirosystems,   Co.,  of   Marlboro,          Worcester County
     Massachusetts,  Safety-Kleen  Envirosystems  Co. and John Doe,  in his          Civil Action No. 98-0210C
     capacity as Manager of  Safety-Kleen  Envirosystems  Co. of  Marlboro,
     Massachusetts Claim No. 55510-00204

523  United States v.  Allegheny  Ludlum et al. - Breslube  Penn  Superfund          Civil Action Number 97-1863
     Site

524  Caldwell  Systems - Superfund  Site  Lenoir,  Caldwell  County,  North
     Carolina

527  Marco P. Colasuono v. Safety-Kleen Corp.                                        Supreme Court of the State of New York, County
                                                                                     of Queens
                                                                                     Index No. 012480/97

531  Bres-Penn - Superfund Site (Coraopolis, PA) United States v. Allegheny          United States District Court- Western District
     Ludlum Corp, et al.                                                             of Pennsylvania: Civil Action #  97-1865


                                                                                                                    Schedule 5.6

532  SRSNJ - Bayonne Barrel & Drum - Superfund Site Newark, NJ

536  San Gabriel  Valley El Monte  Operable Unit - Superfund site El Monte,
     California

537  Safety-Kleen Envirosystems Company of Puerto Rico, Inc. v. Humberto E.          Commonwealth of Puerto Rico, Court of First
     Escabi Trabal, his wife Irma Trabal, etc.                                       Instance, Superior Court of Mayaguez, Civil
                                                                                     No. IAC 95-0345 (202A)

538  Estes Landfill Contribution Claim - Superfund Site Phoenix, Arizona

540  Kin-Buc  Landfill - Superfund  Site - or Transtech  Industries et. al.          U.S. District Court for the District of New
     vs. A & Z Septic Clean et. al. )                                                Jersey / Civil Action No. 2-90-2578 (HAA

541  Administrative Order and Notice of Civil Penalty Assessment                     New Jersey Department of Environmental
                                                                                     Protection
                                                                                     Log Number:  MRO960145

543  Omega Chemical Company - Superfund Site Whittier, California                    U.S. EPA Region IX

544  Petroleum Products - Superfund Site                                             U.S. EPA

545  Malvern TCE (Petrocon) - Superfund Site                                         CERCLA Action
                                                                                     U.S. EPA Region III

546  SP 35 L.P.  vs  Kwang  Son  Kim,  Youngye  Kim,  US Dry  Cleaners  and          Superior Court of New Jersey County of Hudson
     Safety-Kleen Corp.                                                              #L 3762-98

548  J.C. Pennco - Superfund Site San Antonio, TX                                    TNRCC

550  Marcon Erectors, Inc. - Liability for Additional Clean-up                       NY State Department of Environmental
                                                                                     Conservation
                                                                                     Consent Order 98-12, R9-4583-98-02

554  In the Matter of Laidlaw Environmental  Services,  Inc. Administrative          New Jersey Department of Environmental
     Order and Notice of Civil Administrative Penalty Assessment                     Protection
                                                                                     Air & Environmental Quality Compliance &
                                                                                     Enforcement
                                                                                     Log #A980153 SRA

557  Construction of Railspur                                                        Township of Logan, Gloucester County, New
                                                                                     Jersey Performance Bond No. B1595745 for
                                                                                     Construction of Railspur

562  Taryn Gremillion v. Rollins Environmental Services, et al.                      No. 37,568, Division "K", 19th Judicial
                                                                                     District Court, Parish of East Baton Rouge,
                                                                                     State of Louisiana

566  Timothy R. E. Keeney,  Commissioner  of  Environmental  Protection  v.          Connecticut Superior Court
     Safety-Kleen Corp.                                                              Judicial District of Hartford - New Britain at
                                                                                     Hartford

567  Charles T. Nevins,  Deborah  McCandless  Nevins and McCandless  Fuels,          Superior Court of New Jersey, Gloucester County
     Inc. v. Progressive Fuel Oil Co., Rollins Environmental Services (NJ),          Chancery Division/General Equity
     Inc., et al. a/k/a (Franklinville, New Jersey)                                  Docket No. C-107-91

568  Notice  of  Violation  dated  June 19,  1998 and  August  6, 1998 Utah          Utah Department of Environmental Quality
     Department of Environmental  Quality,  Division of Solid and                    UTD980957088


                                                                                                                    Schedule 5.6

     Hazardous Waste Warning Letter No. 9808017 - Transporter Requirements

575  City of Hammond  Enforcement  Matter in re:  Safety-Kleen Oil Recovery          City of Hammond Department of Environmental
     Company                                                                         Management Cause No.: HDEM 082797

579  Booth Oil  Administrative  Group v.  Safety-Kleen Corp et al. Robinson          United States District Court - Western District
     Road Remediation Site                                                           of New York Case # 98-CV-0696A

581  Three Sisters Ranch Enterprises v. Laidlaw Environmental et al.                 C-9820683JF

582  Cheri Warner-Friend & Mark D. Friend v. Laidlaw Environmental                   Superior Court, State of Washington, Yakima
                                                                                     County
                                                                                     # 98-3-0056408

586  Hector R. Rivas vs. SK Corporation et al. (See Talley - #512 & Montiel          Case # VC 026692
     - #587)                                                                         Division 4, Second Appellate District, Court of
                                                                                     Appeals

587  Hector Hernandez  Montiel vs.  Safety-Kleen  Corporation (See Talley -          Case #: EC 022324
     #512 & Montiel - #587)                                                          Division 4, Second Appellate District, Court of
                                                                                     Appeals

589  PRC Patterson - Superfund Removal Site Paterson, California                     U. S. EPA Docket # 98-12

590  In the Matter of Safety-Kleen Corporation (SEP Settlement)                      United States Environmental Protection Agency,
                                                                                     Region 5 Pesticides and Toxics Enforcement
                                                                                     Section 5-TSCA-96-014

591  Notice of Violation dated July 9, 1998                                          South Carolina Department of Health and
                                                                                     Environmental Control

593  Laidlaw  Environmental  Services  (TOC),  Inc.  v. The South  Carolina          Administrative Law Judge Division
     Department   of  Health   and   Environmental   Control   (Appeal   of          No. 98-ALJ-07-0478-CC
     Administrative Order 98-32-HW)

594  Pacific  Western  Extruded  Plastics  Company v.  Lilyblad,  Inc.  and          United States District Court, Western District
     Sol-Pro v. Safety-Kleen - Superfund Site                                        of Washington at Tacoma
                                                                                     Case No.: C97-5217 FDB

595  Sydney Mines - Superfund Site Tampa Area, Florida

596  Operating  Industries,  Inc.  (OII) - Superfund  Site  Monterey  Park,
     California

597 FMC Indemnification Matter-Port Of Redwood City - Superfund Site, Port of Redwood City, California

599  River Cement Company v. Safety-Kleen Systems, Inc. et al.                       Circuit Court of Jefferson County, Missouri
                                                                                     Case Number CV1994269CCJ3

600  Notices of Violation dated September 17, 1998 - APC ID #: 55005                 New Jersey Department of Environmental
                                                                                     Protection
                                                                                     Air & Environmental Quality Compliance &
                                                                                     Enforcement

601  James J. DeMarco v. Safety Kleen Corporation, and John Doe 1-20                 Superior Court of New Jersey, Law Division,
                                                                                     Gloucester County
                                                                                     Docket No. GLO-L-1686-96

602  Rosalen  Vineberg,  Executrix  of the  Estate  of Norman  Vineberg  v.          Commonwealth of Massachusetts


                                                                                                                    Schedule 5.6

     Package  Chemical  Co.,  Inc.,  Brenner  Paper & Chemical Co., & Benda          Superior Court Department
     Products,  Inc. v. Package Chemical Co., Inc. v. Vulcan  Chemicals,  a          Civil Action No. 94-4441H
     division of Vulcan Materials  Company,  and PPG Industries,  Inc., and
     Safety-Kleen Corporation

604  Crystal  Flash  Limited   Partnership  of  Michigan  v.   Safety-Kleen          State of Michigan, Circuit Court for the County
     Corporation                                                                     of Kent
                                                                                     Case No. 98-08989

605  Administrative  Order  and  Notice  of  Civil  Administrative  Penalty          New Jersey Department of Environmental
     Assessment dated July 1, 1999                                                   Protection
                                                                                     Air & Environmental Quality Compliance &
                                                                                     Enforcement

606  Sandra J. Clay,  Individually and as the  Administratrix of the Estate          West Virginia, Circuit Court of Marshall County
     of Francis Allen Clay,  deceased v.  Safety-Kleen,  Corporation,  E.I.          Civil Action No. 96-C-231M
     DuPont De  Nemours & Co.,  Sherwin-Williams  Company,  Davis & Wilmar,
     Inc., Exxon Corp., A. And I. Supply Company, Columbia Paint Corp., RMS
     Automotive Paint & Supplies,  Big "A" Auto Parts, Inc., Markay Tornado
     Products,  Inc., John Doe Manufacturers  One Through Twenty,  and John
     Doe Suppliers One Through Twenty.

612  Safety-Kleen Corp. v. Electric Apparatus Company                                Circuit Court - County of Livingston, MI   No.
                                                                                     97-16038 CK

613  In  Re:  Safety-Kleen  Systems,  Inc.  Complaint,   Compliance  Order,          United States Environmental Protection Agency,
     Proposed Civil Penalty and Notice of Opportunity for Hearing                    Region 5
                                                                                     5-RCRA-010-98; Case Number:  ILD980613913

614  Investigation  into the cause of a fire at our Avon (NY)  Accumulation          The New York State Department of Environmental
     Center                                                                          Conservation

625  Stickney/Tyler  Administrative  Group  et  al v.  Safety-Kleen  Enviro          U.S. District Court, Northern District of Ohio,
     Systems Company                                                                 Western Division
                                                                                     3:98CV7538

628  SRSNE - Superfund Site Southington, Connecticut

631  Rowley   Industrial   Park  Corp.  and  Roy  G.  Ferreira  v.  Laidlaw          Commonwealth of Massachusetts, Superior Court
     Environmental Systems (Northeast), Inc.                                         Civil Action No. 98-1853-D

632  William C. Whitehead v. Allied Signal,  Inc. et al. (Hardage Superfund          CIV-97-1877-C
     Site)

634  Lloyd  E.  Speight  v.  Tricil  Environmental  Response,  Inc.  et al.          60th Judicial District Court, Jefferson County,
     including  Laidlaw   Environmental   Services  (FS),  Inc.                      Texas
                                                                                     Case Number B155522

636  Ignes  Guillory,  et  al.  v.  Triad  Transportation,   Union  Carbide          14th Judicial District Court, Calcasieu Parish
     Corporation,  et al.                                                            Guillory:  Court Docket No. 97-7987
     Theresa  Barrett  et  al.  v.  Triad  Transportation,   Union  Carbide          Barrett:     Court Docket No. 97-7864
     Corporation, et al.

637  Estate of Victor Lawrence McDonald and Cheryl  Duplantier  McDonald v.          Civil District Court for the Parish of Orleans,
     Dixie Web Graphic Corporation, Safety-Kleen                                     State of Louisiana
                                                                                     Case Number 199517301


                                                                                                                    Schedule 5.6
     Corp., et al.

638  Florida Petroleum Reprocessors (FPR) - Superfund Site Davie, Florida

641  SK  Services  (East),   LLC,  a  Utah  Limited  Liability  Company  v.          United States District Court, District of New
     Consolidated Rail Corporation, a Delaware Corporation                           Jersey
                                                                                     98cv5831(JCL)

644  Ramon Gomez v. Safety-Kleen Systems, Inc.

646  Hershberger Landfill - Superfund Site Plain City, Ohio

647  Northside Sanitary Landfill - Superfund Site Zionsville, Indiana

650  Bayou Sorrel - Superfund Site Louisiana

651  Kings Road Landfill - Superfund Site Toledo, Ohio

652  Jonas Sewell  Transfer  Station - Superfund  Site  Deptford  Township,
     Gloucester County, New Jersey

653  Seaboard Chemical - Superfund Site Jamestown, North Carolina

654  Envirotek II - Superfund Site Tonawanda, New York

655  Beede Waste Oil Corporation - Superfund Site

657  Notice of Violation dated January 13, 1999 - Subpart CC                         United States Environmental Protection Agency,
                                                                                     Region 5

658  Dragerton  Investments,  Inc. v. ECDC  Environmental,  L.C. and USPCI,          Third Judicial District Court, Salt Lake
     Inc.                                                                            County, Utah
                                                                                     Case No. 970909686

659  Mobile Tank Car Site - Superfund Louisville, Kentucky

660  The Housing Authority of The City of Miami Beach v. Virogroup,  Inc. a          Circuit Court of the 11th Judicial Circuit in
     Florida  Corporation  & Joseph A.  Alvarez,  P.G.,  in his  individual          and for Miami-Dade County, Florida, General
     capacity.                                                                       Jurisdiction Division
                                                                                     Case No. 98-10668 (25)

664  Third Site Enviro-Chem - Superfund Site Zionsville, Indiana

666  McDonnell Douglas Corporation v. Rollins OPC N/K/A SK (LA) Inc.

671  California  Prop 65/B & P Code  17200 - Michael  R. White et al v. AAD          California Superior Court
     Disposal et al.

672  California  Prop  65\ B & P Code  17200 - Toxic  Injuries  Corporation          California Superior Court
     (TIC) vs. SK


                                                                                                                    Schedule 5.6

673  Joseph P. Kerlicker and Carol Kerlicker v. Safety-Kleen Systems, Inc.,          Commonwealth of Pennsylvania, County of
     and Safety-Kleen Corp.                                                          Westmoreland
                                                                                     Court of Common Pleas, No. 6458 of 1998

674  Notice of Violation (NPDES) dated June 26, 1998                                 South Carolina Department of Health and
                                                                                     Environmental Control
                                                                                     Bureau of Water, Water Enforcement Division

 Administrative Order No. 99-079-W dated June 15, 1999                               South Carolina Administrative Law Judge
                                                                                     Division
                                                                                     Docket No. 99-ALJ-07-0357-CC, Judge Carolyn C.
                                                                                     Matthews

675  Sicoli & Massaro, Inc. v. Laidlaw Environmental Services, Inc.

677  Adler  et al v.  Southern  California  Water  Co.-Case  # BC  169  892          Superior Court of State of California for
     Anderson  et al v.  Suburban  Water  Systems  et  al-Case  # KC 028524          County of Los Angeles
     Boswell et al v. Suburban  Water Systems et al-Case #KC 027318                  Case BC169892
     Celi et al v. San  Gabriel  Valley  Water Co et  al-Case  # GC  020622
     Criner et al v. San Gabriel  Valley Water Co.-Case # GC 021658
     Demciuc  et al  v.  Suburban  Water  Systems  et  al-Case  #  KC028732
     Dominguez et al v. Southern Ca. Water Co. et al Case# GC 021657

678  Notice  of  Violation   dated  November  6,  1998   Violation   Notice          Illinois Environmental Protection Agency
     #L-1998-01526

679  The United  States for the Use and  Benefit of The Dutra Group and the          U.S. District Court, District of New Jersey
     Dutra Group,  individually  v. ECDC  Environmental,  L.C., SK Services
     (East), LC, Safety-Kleen Corp. and American Home Assurance Co.

681  Western Processing - Superfund Site Kent, Washington

682  Holland Custom Cleaners v. Safety-Kleen Systems, Inc.

685  Ex Parte, Plaintiff Bill Rogers, Wilma Rogers, William L. Rogers, Jr.,          160th Judicial District Court of Dallas County,
     and Beverly Rogers Blackerby v. Safety-Kleen et al.                             Texas
                                                                                     Cause No. DV98-7806

689  M & J Solvent Company - Superfund Site Atlanta, GA

692  Frederick  G.  Sutton,  on behalf of himself  and all other  similarly          Case No. 99-006140, Supreme Court of the State
     situated individuals v Texaco and Safety-Kleen Corp.                            of New York,
                                                                                     County of Nassau

694  Tides Associates Ltd. etc v. Virogroup, Inc.                                    99-3081

695  Divex Site- Superfund Site Columbia, SC

697  Administrative  Order  and  Notice  of  Civil  Administrative  Penalty          New Jersey Department of Environmental
     Assessment dated April 21, 1999                                                 Protection Air & Environmental Quality
                                                                                     Compliance & Enforcement, Log No. D990028


                                                                                                                    Schedule 5.6

699  Administrative  Order  and  Notice  of  Civil  Administrative  Penalty          New Jersey Department of Environmental
     Assessment dated April 21, 1999                                                 Protection Air & Environmental Quality
                                                                                     Compliance & Enforcement, Log No. D990027

701  James & Linda Mills et al v. SK Corp., SK Encotec, Inc.                         Commonwealth of Ma. Civil Action # 99-2281B

702  Jessie L. Edwards, Debra S. Edwards, Krystal McCright Individually and          District Court of Bowie County, Texas
     as  Representative  of  the  Estate  of  David  C.  McCright,  Melanie          Case No. 99C0613-102
     McCright,  and Leisa Carole McCright v. Safety-Kleen  Corp. et al. (73
     defendants)

704  Signature Combs, Inc. et al v. United States of America et al.                  Civil Action # 98-2968

706  Randy Meadows v. SK Corporation et al.                                          Superior Court of California for County of
                                                                                     Orange
                                                                                     Case No.: 810229

707  Phillip Vavro and Karen Vavro, his wife, Plaintiffs vs. E+E (US), Inc.          In Court of Common Please of Butler County,
     t/d/b/a  a  Chemply,   PPG  Industries,   Inc.,   Fisher   Scientific,          Pennsylvania
     Chemtronics,   Inc.,  Shell  Oil  Company,  Pennzoil  Company  t/d/b/a          AD No. 9-10526
     Penreco,  Safety-Kleen Corp.,  McKesson Chemical Company, and John Doe
     Corporation, Defendants.

708  Ashley  Enterprises,  Inc.  d/b/a Ashley Marina v. Owens Corning f/k/a          Court of Common Pleas, Ninth Judicial Circuit
     Owens Corning Fiberglass,  Corp.,  Containment  Solutions,  Inc. d/b/a          Case No.:  99-CP-10-210
     Fluid  Containment,  Inc.  and  Safety-Kleen  (Encotec),  Inc.,  f/k/a
     Laidlaw Environmental, f/k/a GSX Tank Management, Inc.

710  Environmental Transportation Services, Inc. v. LES et al.                       99-1057BH - In the United States Bankruptcy
                                                                                     Court For the Western District of Oklahoma

711  State of Florida  Dept.  of  Environmental  Protection  v. Wildcat Run          99-2520 in the Circuit Court of the Second
     Venture Corporation (a dissolved Florida Corporation)                           Judicial Circuit in and For Leon County

712  Kem Bros. Trucking,  Inc. v. Darrell L. Twisselman,  et al, incl. LES,          SC 003404 In The North Kem Municipal Court
     Inc.                                                                            Shafter-Wasco Branch, State of Ca

714  United  States   Department   of   Transportation   Federal   Railroad          Federal Railroad Administration No. ZSAF 1999-1
     Administration Notice of Probable Violation                                     (HMT)

715  Administrative  Order  and  Notice  of  Civil  Administrative  Penalty          New Jersey Department of Environmental
     Assessment dated May 28, 1999                                                   Protection
                                                                                     Air & Environmental Quality Compliance &
                                                                                     Enforcement
                                                                                     Log # D990044

716  Notice of Violation issued June 1, 1999                                         Ohio Environmental Protection Agency

721  Hudson County Improvement  Authority (HCIA) v. S.K. Services East, LC,          Superior Court of New Jersey, Law Division,
     Safety-Kleen   Corporation,   American  Home  Assurance   Company  and          Hudson County
     Hackensack Meadowlands Development Commission                                   Docket No. L-5635-99

736  In the Matter of Safety-Kleen (Pinewood) , Inc.                                 US EPA Region 4,  Docket No.  CWA 04-99-1020


                                                                                                                    Schedule 5.6

737  Continued Use Program - State of Michigan                                       Michigan Department of Environmental Quality

741  Municipality  of St. Paul de  Chateauguay  vs.  Safety-Kleen  Services
     (Mercier) Ltd. - (re Lagoon Matter)

742  Municipality of St Martine v. Safety-Kleen  Services  (Mercier) Ltd. -
     (re Lagoon Matter)

743  Municipality of Ville de Mercier v.  Safety-Kleen  Services  (Mercier)
     Ltd. - (re Lagoon Matter)

744  Municipality  of  Ville  de  Chateauguay  v.   Safety-Kleen   Services
     (Mercier) Ltd. - (re Lagoon Matter)

772  Regina v. Harry Wilson                                                          Ontario Ministry of Transportation
                                                                                     Offense Notice Number:  60030368

773  Regina v. Services Safety-Kleen (Quebec) Ltd                                    Ontario Ministry of Transportation
                                                                                     Offense Notice Number:  50681114

776  Regina v. Brian Delaney                                                         Ontario Ministry of Transportation
                                                                                     Offense Notice Number:  50549036

777  Regina v. Mark Casey                                                            Ontario Ministry of Transportation
                                                                                     Offense Notice Number:  42029147

778  Regina v. Safety-Kleen Ltd.                                                     Ontario Ministry of Transportation
                                                                                     Offense Notice Number:  50449752

796  Regina v. Safety-Kleen Ltd.                                                     Ontario Court of Justice
                                                                                     Offense Notice Number:  50449752

798  Regina v.  Laidlaw  Environmental  Services,  Ltd.  and  Regina v. Cor          Ontario Court of Justice
     Vanderheyden                                                                    Offense Notice Number: 40713306

824  Arkansas DEQ  Compliance  Evaluation  Inspection  of 02/02/99 EPA ID #          Arkansas Department of Environmental Quality
     ARD054575238; Notice of Violation LIS 00-018 issued 02/07/00

825  U.S. EPA Region VIII, Complaint & Notice of Opportunity for Hearing             U.S. EPA Region VIII
                                                                                     Docket No. TSCA-8-99-12

826  U.S. EPA Region VIII, Complaint & Notice of Opportunity for Hearing             U.S. EPA Region VIII, Complaint & Notice of
                                                                                     Opportunity for Hearing

827  U.S. EPA Region VIII, Complaint & Notice of Opportunity for Hearing             U.S. EPA Region VIII, Docket No. TSCA-8-99-03

828  Utah Department of Environmental  Quality (UDEQ) Stipulation & Consent          UDEQ Notice of Violation (NOV) No. 9812033
     Order No. 9907021                                                               UTD No. 981552177

829  U.S. EPA Region VIII, Complaint & Notice of Opportunity for Hearing             U.S. EPA Region VIII, Docket No. TSCA-8-99-06

830  U.S. EPA Region 9, Complaint & Notice of Opportunity for Hearing                U.S. EPA Region VIII, Docket No. TSCA-8-99-06


                                                                                                                    Schedule 5.6

831  U.S. EPA Region VIII, Complaint & Notice of Opportunity for Hearing             U.S. EPA Region VIII, Docket No. TSCA-8-99-14

833  Regina v. Safety-Kleen Ltd and Mark Harding                                     Ontario Court of Justice
                                                                                     Offense Notice Number: 5022244

835  Regina v. Safety-Kleen Ltd. (Charges against Safety)

836  U.S. EPA Region VIII, Complaint & Notice of Opportunity for Hearing             U.S. EPA Region VIII, Docket No. TSCA-8-99-16

837  U.S. EPA Region VIII, Complaint & Notice of Opportunity for Hearing             U.S. EPA Region VIII, Docket No. TSCA-8-99-20

838  U.S. EPA Region VIII, Complaint & Notice of Opportunity for Hearing             U.S. EPA Region VIII, Docket No. TSCA-8-99-19

839  U.S. EPA Region VIII, Complaint & Notice of Opportunity for Hearing             U.S. EPA Region VIII, Docket No. TSCA-8-99-22

840  William L. Aaron vs. ViroGroup, Inc.

841  U.S. EPA Region VIII, Complaint & Notice of Opportunity for Hearing             U.S. EPA Region VIII, Docket No. TSCA-8-99-15

842  U.S. EPA Region VIII, Complaint & Notice of Opportunity for Hearing             U.S. EPA Region VIII, Docket No. TSCA-8-99-17

843  U.S. EPA Region VIII, Complaint & Notice of Opportunity for Hearing             U.S. EPA Region VIII, Docket No. TSCA-8-99-21

845  Safety-Kleen Systems, Inc. v. Commonwealth of Pennsylvania, Department          Environmental Hearing Board
     of Environmental Protection                                                     EHB Docket No. 99-223-R (General Permit
                                                                                     WMGR-040)

846  Pennsylvania Dept. of Environmental Protection vs. SK Systems                   Pennsylvania EPA

847  Safety-Kleen Oil Recovery Company v. Erie Malleable Iron Works                  U.S. District Court for Western District of
                                                                                     Pennsylvania
                                                                                     Civil Action No.:  Erie

849  Regina v. Safety-Kleen Ltd.                                                     Ontario Court of Justice
                                                                                     Offense Notice Number:  42088955

850  Regina v. Safety-Kleen Ltd. (Operating Overweight Vehicle - Dorchester          Ontario Court of Justice
     #1)                                                                             Offense Notice Number:  42088955

851  Regina v. Safety-Kleen Ltd.                                                     Ontario Court of Justice
                                                                                     Offense Notice Number:  3995500041

852  Regina v. Safety-Kleen Ltd.                                                     Ontario Court of Justice
                                                                                     Offense Notice Number:  60030420

853  Regina v. Garry Quinn                                                           Ontario Court of Justice
                                                                                     Offense Notice Number:  50528766

854  Regina vs.  Safety-Kleen  Ltd.  Failure to Maintain  Commercial  Motor          Ontario Court of Justice
     Vehicle as Required by Regulations on July 7, 1999


                                                                                                                    Schedule 5.6

855  Regina v.  Safety-Kleen  (Quebec) Ltd. - Failure to Ensure  Commercial          Ontario Court of Justice
     Motor Vehicle Conforms to Standards o May 28, 1999

856  Regina v. John Alexander                                                        Ontario Court of Justice
                                                                                     Offense Notice Number:  53103476

857  Rotadyne Corporation v. Safety-Kleen, Corp.                                     Circuit Court, State of Wisconsin, Waukesha
                                                                                     County
                                                                                     Case Number:  99CV1479

859  TNRCC Notice of Enforcement Action, Solid Waste Registration No. 50225          Texas Natural Resources Conservation
     against Safety-Kleen LaPorte, TX Facility                                       Commission, Region 12
                                                                                     Docket No. 1999-0832-IHW-E; Enforcement ID No.
                                                                                     1575

860  Notice of Violation and Potential Penalty, LAD 000 778 514 Enforcement          State of Louisiana Department of Environmental
     Tracking # HE-NP-99-0223                                                        Quality
                                                                                     Docket No. HE-P-99-0223

861  Larry J. Green, Sr. and Sheila Green v. Safety-Kleen Corp., ET AL.              Okaloosa County Circuit Court, Florida
                                                                                     Case Number 99-2256-CA

862  Part B Permit Proceedings (Compliance History Issues)                           State of Ohio Hazardous Waste Facility Board
                                                                                     Case No. 98-M-0518

863  Environmental  Counsel - Issues  related to  violations of the Consent          Ohio EPA
     Order   between   the  Ohio   Environmental   Protection   Agency  and
     Safety-Kleen Corp. dated December 12, 1994

870  Travelers   Insurance   Company  ASO  134  Newbury   Street  Trust  v.          Salem District Court
     Safety-Kleen Corp. and North Shore Lincoln Mercury,  Inc. Commonwealth          Civil Action No. 9936CV1112
     of Massachusetts District Court of Massachusetts case #: 99 36CV1112

874  Stephen Metz vs. Safety-Kleen Corp.                                             Superior Court for the State of California,
                                                                                     County of Los Angeles
                                                                                     Case Number BC217746

875  Appeal  of  Administrative  Order /  Notice  of  Civil  Administrative          NJ Department of Environmental Protection
     Penalty   Assessment  from  New  Jersey  Department  of  Environmental
     Protection dated September 7, 1999

876  State of Nebraska,  ex. rel.  Michael J. Linder,  Directori,  Nebraska          Nebraska Department of Environmental Quality
     Department of Environmental Quality v. Safety-Kleen Systems, Inc.               DEQ/EPA Identification Number NED053316535, 1IS
                                                                                      #59398)

877  Bank One, Colorado, N.A. v. Steven M. Gibson and Carmen Gibson                  Case No. 98CV6932, Div. 14
                                                                                     District Court, City and County of Denver,
                                                                                     Colorado

878  US DOT Notice of Probable Violation RSPA Ref. No. 99-347-SB-EA                  US Department of Transportation

879  Safety-Kleen (TS), Inc., Safety-Kleen (Pinewood), Inc., and Safety-Kleen        United States District Court for the District
     Corp. v. Douglas E. Bryant, Commissioner,  South                                of South Carolina
                                                                                     Columbia Division


                                                                                                                    Schedule 5.6

     Carolina  Department  of  Health  and  Environmental  Control,  In His          CA No.:  3-99-3322
     Official Capacity, South Carolina Department of Health and Environmental
     Control, and State of South Carolina

880  Administrative  Order  and  Notice  of  Civil  Administrative  Penalty          New Jersey Department of Environmental
     Assessment dated October 6, 1999                                                Protection

883  Complaint and Compliance Order dated September 24, 1999                         United States Environmental Protection Agency,
                                                                                     Region V
                                                                                     Docket No.:  RCRA-5-99-007

884  Notice of  Proposed  Civil  Penalty  dated  September  15, 1999 United          Federal Aviation Administration
     States Department of Transportation                                             No.: 98SO730037

885  Bryson  Adams,  et  al.  v.  Environmental   Purification  Advancement          U.S. District Court, Western District
     Corporation, et al.                                                             Louisiana, Lafayette-Opelousas
                                                                                     Division, C.A. No. 99-1998

886  Notice of Violation dated September 28, 1999 New Jersey  Department of          Bureau of Hazardous Waste Compliance and
     Environmental Protection                                                        Enforcement
                                                                                     Transportation Oversight Unit

887  Notice of Violation (NOV) 99-1151 HWM, N.D.C.C. 23-20.3                         North Dakota Department of Health,
                                                                                     Environmental Health Section

888  Notice of Violation and Request for  Information  dated  September 22,          United States Environmental Protection Agency,
     1999                                                                            Region 5

889  Karl Stearns and Helene Stearns v. Hazmat Environmental, et al.                 Superior Court of New Jersey, Law Divisoin -
                                                                                     Passaic County
                                                                                     Civil Action, Docket No. 60389911

890  Notice of Violation dated November 3, 1999                                      County of Anoka, Minnesota Community Health &
                                                                                     Environmental Services Department

891  McDonnell Douglas Corporation vs. Oil Process Company, et al.                   United States District Court for the Central
                                                                                     District of California, Case Number 99-10159WMB
                                                                                     (Mcx)

892  David Trebil and Jamie Trebil v. Safety-Kleen Corporation, et al.               Superior Court for the State of California,
                                                                                     County of Los Angeles, Case No.: BC219569

893  Norman Reed and Roberta Reed vs. Safety-Kleen Corporation, et al.               Superior Court of the State of California,
                                                                                     County of Los Angeles, Central District
                                                                                     Case Number:  BC219843

894  Terry Brown and Wendy Brown vs. Safety-Kleen Corporation, et al.                Superior Court for the State of California,
                                                                                     County of Los Angeles, Case No. BC219568

895  Antonio Giosa and Ana Maria Giosa vs. Safety-Kleen Corporation, et al.          Superior Court of the State of California,
                                                                                     County of Orange, Case Number 816071

896  Jose and Guadelia Cruz v. Safety-Kleen Corporation, et al.                      Superior Court of the State of California,
                                                                                     County of Los Angeles-Central District.
                                                                                     Case #BC219901

897  Jesus Delaluz vs. Safety-Kleen Corporation, et al.                              Superior Court of the State of California,
                                                                                     County of Los Angeles-Central District.
                                                                                     Case #BC219902


                                                                                                                    Schedule 5.6

898  The People of the State of California vs. Michael Patrick Demay                 Municipal Court of East Los Angeles Judicial
                                                                                     District, County of Los Angeles, State of
                                                                                     California
                                                                                     Case Number:   BA190253

899  Notice of Violation dated November 15, 1999                                     Illinois Environmental Protection Agency
                                                                                     Violation Notice, L-1999-01439

900  West County Landfill, Inc., a California Corporation;  and West Contra          U.S. District Court for the Northern District
     Costa Sanitary  Landfill,  Inc., a California  Corporation  vs. Allied          of California
     Chemical Corporation, Solvent Service Company, Inc., et al.                     C99-4965VRW

902  Russell L. Whitesides vs. Safety-Kleen Corporation, et al.                      Superior Court of the State of California,
                                                                                     County of Los Angeles, Case Number BC218919

903  Avik & Karen Avedisian vs. Safety-Kleen Corporation, et al.                     Superior Court for the State of California,
                                                                                     County of Los Angeles, Case Number BC220402

904  Steve Panagotacos vs. Safety-Kleen Corporation, et al.                          Superior Court of the State of California,
                                                                                     County of Los Angeles,
                                                                                     Case #BC220594

908  Safety-Kleen v. AIG, Continental Insurance, et al.                              Superior Court for the State of California,
                                                                                     County of Los Angeles, Case Number BC216723

912  R. v. Safety-Kleen Ltd. et al.                                                  Department of Justice - Canada
                                                                                     Saskatchewan Regional Office
                                                                                     Occ.# 24030836

913  Estate of Eddie Jones, Jr. and Glynis Ardis Jones v. Dixie Web Graphic          Civil District Court for the Parish of Orleans,
     Corporation, Safety-Kleen Corp., et al.                                         State of Louisiana
                                                                                     Case Number 99-18444

914  Laidlaw  Environmental  Services  (TOC),  Inc.  v. The South  Carolina          Appeal of Board Decision dated December 9, 1999
     Department of Health and Environmental Control                                  to the Circuit Court of South Carolina

915  Raygar  Environmental  Systems  International,  Inc. vs. Laidlaw Inc.,          United States District for the Southern
     Laidlaw  Investments,  Ltd.,  Laidlaw  Transportation,  Inc.,  Laidlaw          District of  Mississippi
     Environmental   Services,   Inc.,  LES,  Inc.,  Laidlaw  Environmental          Civil Action No. 2:99CV376PG
     Services   (US),   Inc.,   Laidlaw  Osco   Holdings,   Inc.,   Laidlaw
     International,    Safety-Kleen   Corp..   Safety-Kleen   Corp.   d/b/a
     Safety-Kleen   MS,   Safety-Kleen   Corp.   d/b/a   Safety-Kleen   AL,
     Safety-Kleen Corp. d/b/a Safety-Kleen LA

918  Environmental  Assessment  to Approve  the  Expansion  of the  Lambton          Ministry of the Environment
     Hazardous Waste Landfill

919  Safety-Kleen  (TS),  Inc. v. South  Carolina  Department of Health and          South Carolina Department of Health and
     Environmental  Control - Appeal of  Administrative  Order 99-50-HW and          Environmental Control
     99-51-HW


                                                                                                                    Schedule 5.6

920  RCRA Part B Permit Renewal  Application - Notice of Deficiencies dated          South Carolina Department of Health and
     November 30, 1999                                                               Environmental Control
                                                                                     Bureau of Land and Waste Management
                                                                                     Operations Engineering Section

921  Various  contract  claims in  connection  with Army Corps of Engineers          U.S. Army Corps of Engineers
     Contract No. DACW51-97-C-0032 and Contract No. DACW51-98-C-0004

922  Continued Use Program - State of Pennsylvania                                   Pennsylvania Department of Environmental
                                                                                     Protection

924  Appeal of Post Closure Permit Conditions                                        Maryland Department of the Environment

928  Notice of Violation  and Penalty  Assessment  dated  December 30, 1999          Division of Environmental Health and Emergency
     from County of Union New Jersey (Unpermitted Discharge)                         Management
                                                                                     Department of Public Safety

929  Mark D. Hansen v. Safety-Kleen Systems, Inc.                                    Third District Court, State of Utah, Salt Lake
                                                                                     County
                                                                                     Case Number 000900125

930  Cornelson Estate vs. Safety-Kleen Ltd., et al.

931  Willie  Morris and Annie Morris,  Martha  Carlie a/k/a Martha  Lenard,          Court of Common Pleas
     Brian K. Banks and Betty Delores  Banks,  Beverly  Williams and Eugene          County of Cuyahoga, State of Ohio
     Williams, Rueben Little, Martha E. Johnson and Robert D. Johnson, Ruth          Case Number:  391834
     Cox,  James Mabrey,  Gloria  McNeal,  Charles E. Kennerly and Cammilla
     Kennerly, Catherine Karel, Ronnie Cross, and Woodrow Wilson v. Metcalf
     & Eddy,  Inc.  and John Does,  Contractors  who  removed  contaminated materials  from the General Motor Plant on East 139th and 140 Streets,
     Cleveland, Ohio (addresses and names unknown).

932  NOV / Ticket # 97-018811 (Winnipeg, Manitoba)                                   Provincial Court of Manitoba

933  Frank Yee vs. Safety-Kleen Corporation, et al..                                 Superior Court of the State of California,
                                                                                     County of Los Angeles,
                                                                                     Case #223244

934  John Dilk and Kathie Dilk vs. Safety-Kleen Corporation, et al.                  Superior Court of the State of California,
                                                                                     County of Los Angeles,
                                                                                     Case #BC223247
935  Willis Harrison and Mary Harrison vs. Safety-Kleen Corp., et al.                Superior Court of the State of California,
                                                                                     County of Los Angeles, Case
                                                                                     #BC223246

936  Randy Johnson and Kathryn Johnson vs. Safety-Kleen Corporation, et al..         Superior Court of the State of California,
                                                                                     County of Los Angeles,
                                                                                     Case #BC223249

937  Robert Edelman and Geri Edelman vs. Safety-Kleen Corporation, et al.            Superior Court of the State of California,
                                                                                     County of Los Angeles,
                                                                                     Case #BC223248

938  John Loughran and Peggy Loughran vs. Safety-Kleen Corporation, et al.           Superior Court of the State of California,
                                                                                     County of Los Angeles,
                                                                                     Case #BC223250

939  Lee Paulin and Judy Paulin vs. Safety-Kleen Corporation, et al.                 Superior Court of the State of California,
                                                                                     County of Los Angeles,



                                                                                                                    Schedule 5.6
                                                                                     Case #BC223353

940  Manuel Garcia and Donna Garcia vs. Safety-Kleen Corporation, et al.             Superior Court of the State of California,
                                                                                     County of Los Angeles,
                                                                                     Case #BC223351

941  James MacDougall and Donna MacDougall vs. Safety-Kleen Corporation, et          Superior Court of the State of California,
                                                                                     County of Los Angeles,
                                                                                     Case #BC223354
     al.

942  James Henricksen and Lynn Henricksen vs. Safety-Kleen Corporation,  et          Superior Court of the State of California,
                                                                                     County of Los Angeles,
                                                                                     Case #BC223352
     al.

944  Notice of Violation and Enforcement  Conference dated January 13, 2000          S. C. Department of Health & Environmental
     (Reidsville, NC)                                                                Control

945  Notice of Violation and Enforcement  Conference dated January 13, 2000          S. C. Department of Health & Environmental
     (Pinewood, SC)                                                                  Control

946  RCRA 3007 Information Request dated December 8, 1999                            United States Environmental Protection Agency
                                                                                     Region 5

947  Notice of Violation  dated  January 13, 2000 New Jersey  Department of          New Jersey Department of Environmental
     Environmental Protection                                                        Protection
                                                                                     Hazardous Waste Compliance and Enforcement

949  Safety-Kleen (GS), Inc. vs. United States of America                            U.S. Armed Services Board of Contract Appeals

950  60,000 Gallon Oil Spill at Little Rock Port, Arkansas                           Arkansas Department of Environmental Quality

951  Donald Pannel and Edith Pannel vs. Safety-Kleen Corporation, et al.             Superior Court of the State of California,
                                                                                     County of Los Angeles,
                                                                                     Case #BC225448

952  David Cavener and Martie Cavener vs. Safety-Kleen Corporation, et al.           Superior Court of the State of California,
                                                                                     County of Los Angeles,
                                                                                     Case #BC225444

953  Robert Conley and Sandra Conley vs. Safety-Kleen Corporation, et al.            Superior Court of the State of California,
                                                                                     County of Los Angeles,
                                                                                     Case #BC225443

954  Michael Gillen and Valerie Gillen vs. Safety-Kleen Corporation, et al.          Superior Court of the State of California,
                                                                                     County of Los Angeles,
                                                                                     Case #BC225445

955  Gonzalo Roldan vs. Safety-Kleen Corporation, et al.                             Superior Court of the State of California,
                                                                                     County of Los Angeles,
                                                                                     Case #BC225449

956  Robert Paulson and Rosemarie Paulson vs. Safety-Kleen Corporation, et al.       Superior Court of the State of California,
                                                                                     County of Los Angeles,
                                                                                     Case #BC225446

959  First Union  National  Bank as  Indenture  Trustee for the  Registered          Richland County Court of Common Pleas
     Holders of HomeGold Home Equity Loan Asset Backed Notes, Series 1999-1          Civil Action No.:  00CP400867
     v.  Thomas  Montgomery,  Germaine  R.  Montgomery,  Richland  Memorial
     Hospital, Inc.

960  David Ball vs. Safety-Kleen Corporation, et al.                                 In the Court of Common Pleas, Hamilton County,
                                                                                     Ohio
                                                                                     Case #A0001475

961  TNRCC Enforcement - NOV against SK (LaPorte), TX                                TNRCC ID #50225, Enforcmeent ID # 1575
                                                                                     Docket No. 1999-0832IHWE

962  Notice of Enforcement  for Compliance  Schedule  Evaluation                     TNRCC ID No. 50089, EPA ID No. TXD055141378


                                                                                                                    Schedule 5.6

     conducted between October 13 & 25, 1999 (Deer Park, TX)

963  Keith  Atkins and Judy Atkins vs.  Safety-Kleen  Corporation,  Laidlaw          Superior Court of the State of California,
     Environmental, et al.                                                           County of Los Angeles,
                                                                                     Case #BC227017

964  Norbert Villanyi vs. Safety-Kleen Corporation,  Laidlaw Environmental,          Superior Court of the State of California,
     et al.                                                                          County of Los Angeles,
                                                                                     Case #BC227018

965  Shareholder Litigation                                                          See attached chart)

966  US DOT Notice of Probable Violation RSPA Ref. No. 00-008-SIT-HQ                 US Department of Transportation

967  Notice of  Proposed  Civil  Penalty  issued by FAA  regarding  alleged          FAA Case No. 96-GL-76--0046
     shipment on or about  December  20, 1995 by  Rollins'  Bridgeport,  NJ facility to Encotec's Ann Arbor, Michigan facility

968  David & Ruth Gendron v. Safety-Kleen Systems, Inc.                              Circuit/County Court In and For Volusia County,
                                                                                     Florida
                                                                                     Case Number 99-10351-CIDL

969  RAMP Industries - Superfund Site Denver, Colorado

970  Angelillo Transshipment Site - Superfund Site New Jersey

971  T.G.  Capital,  LLC & IMEX  Partners,  LP v. ECDC,  L.C.,  SK Services          District Court of Dallas County, Texas, I-162nd
     (East), L.C. et al.                                                             Judicial District
                                                                                     Case No. Dvooo25221

973  Handy & Harmon Refining Group, Inc. (Bankruptcy)

974  Reedley  Wastewater   Discharge  Issue  NPDES  Compliance   Evaluation          US EPA Region IX
     Inspection Report

976  Complaint & Penalty against SK Denton, TX Facility                              US EPA Region 6
                                                                                     Docket No. RCRA-VI-011-00

977  American Mat & Timber Co., Inc. v. Safety-Kleen (FS), Inc.                      Harris County, TX Court, CCCL #1
                                                                                     Docket No. 732889

978  Rojnald Heninger et ux v. Lucent  Technologies,  Inc. et al. including          Superior Court of New Jersey, Law Division,
     Safety-Kleen                                                                    Monmouth County
                                                                                     Case # MON-L-2607-99

980  United Companies  Lending  Corporation v. State of Florida,  Bureau of          Duval County Circuit Court, Florida
     Ctrimes Compensation et al including Safety-Kleen                               Case No. 98-2733-CA

981  IA Consulting,  LLC v. Safety-Kleen Corp., Safety-Kleen Systems, Inc.,          Massachusetts Trial Court, District Court
     Laidlaw, Inc. and Laidlaw Environmental Services, Inc.                          Department
                                                                                     Haverhill Division

982  Jessie T. Pierson v. American Cyanamid Company, et al.

983  Deffenbaugh Industries, Inc. vs. Safety-Kleen Systems, Inc.

990  Energy Systems Maintenance, LLC v. Safety-Kleen Systems, Inc.                   Marion County Court, State of Indiana
                                                                                     Case No. 49D100004CP000612

992  Red-L Distributors Ltd. v. Safety-Kleen Canada, Inc.                            Provincial Court of Alberta


                                                                                                                    Schedule 5.6
                                                                                     Docket No. P00903030916

993  People of the State of Illinois,  ex. rel. Robert B. Haida,  St. Clair          Circuit Court of the 20th Judicial Circuit, St.
     County State's Attorney v. Safety-Kleen Systems, Inc.                           Clair County, IL
                                                                                     No. 00-CH-330

994  Builders Transport, Inc., et al., Debtor in Possession v. Safety-Kleen          U.S. Bankruptcy Court, Northern District of
     Systems, Inc. f/k/a Safety Kleen Corp.                                          Georgia
                                                                                     Bankruptcy No. 98-68798-JEM
                                                                                     Adversary No. 00-6284

995  John M. Scaffidi,  Trustee for Dickey  Environmental  Systems,  LLC v.          U.S. Bankruptcy Court, Eastern District of
     Safety-Kleen                                                                    Wisconsin
                                                                                     Bankruptcy No. 99-23442-MDM
                                                                                     Adversary No. 2000 2190

996  Hazmat  Environmental Group, Inc. v. Laidlaw  Environmental  Services,          Superior Court of New Jersey Law Division:
     Inc., et al.                                                                    Passaic County
                                                                                     Docket No. PAS-L-5552-99

997  State   of   Florida    Department   of   Environmental    Protection,          Brevard County Circuit Court, FL
     Petitioner/Counter-Respondent        v.        Barbara        Lambert,          Case Number 98-17739-CA
     Respondent/Counter-Petitioner  v. OHM  Remediation  Services Corp. and
     Safety-Kleen (TG), Inc., et al., Counter-Respondents

998  FAA Investigation of 05/12/00 shipment from Little Rock  International          DFW Civil Aviation Security Field Office, FAA
     Airport to Chicago O'Hare International Airport                                 EIR:  2000SW710400

999  RACT, Inc. v. Safety-Kleen Services, Inc. and John G. McGregor                  U.S. District Court, District of South
                                                                                     Carolina, Columbia Divisoin
                                                                                     Case Number 3-00-1561-17

1013 SK Systems, Inc. - Oakland, CA                                                  Notice of Violation (CA EPA) dated June 6,2000
                                                                                     - based on facility inspections on February 28
                                                                                     and March 28, 2000

1014 SK Systems, Inc. - Elgin, IL (branch)                                           Notice of Violation (IL EPA) dated July 27,
                                                                                     2000 - based on facility inspections on April,
                                                                                     25, 2000 Violation Notice M-2000-01044

1015 SK Systems, Inc. - Dolton, IL                                                   Notice of Violation (IL EPA) dated July 27,
                                                                                     2000 - based on facility inspections on April
                                                                                     26, 2000 Violation Notice M-2000-01045

1016 SK Systems, Inc. - Pekin, IL                                                    Notice of Violation (IL EPA) dated July 27,
                                                                                     2000 - based on facility inspections on May 3,
                                                                                     2000 Violation Notice M-2000-01047

1017 SK Systems, Inc. - Urbana, IL                                                   Notice of Violation (IL EPA) dated July 27,
                                                                                     2000 - based on facility inspections on April
                                                                                     26, 2000 Violation Notice M-2000-01046

1018 SK Systems, Inc. - Caseyville, IL                                               Notice of Violation (IL EPA) dated July 27,
                                                                                     2000 - based on facility inspections on April
                                                                                     11, 2000 Violation Notice M-2000-01043

1019 SK (Aragonite), Inc. - Coffeyville, KS                                          Notice of Violation (KS DHE) dated August 1,
                                                                                     2000 for alleged violation of KS Reg. 28-31-1
     SK (Wichita), INc. - Wichita, KS                                                [RCRA 40 CFR 264.136(b)(1)] regarding financial
                                                                                     assurance
     SK Systems, Inc. - Edwardsville, KS

     SK Systems, Inc. - Wichita, KS

     SK Systems, Inc. - Dodge City, KS

1020 SK (Deer Trail), Inc. - Deer Trail, CO                                          Notice of Violation (CO DPHE) dated July 11,
                                                                                     2000 - based on facility inspection on


                                                                                                                    Schedule 5.6
                                                                                     June 7, 2000

1021 SK (Encotec), Inc.                                                              Demand for payment of $12,280.44 plus interest
                                                                                     pursuant to contract - Severn Tren Labs v.
                                                                                     Encotec, Inc., and Safety-Kleen (Encotec), Inc.

1022 SK Systems, Inc. - Fairless Hills, PA                                           Anathea Wright Horsey & Paul Horsey v. Safety-
                                                                                     Kleen Corp.

HR   Deborah B. Yawn v. JTM  Industries,  Inc.,  ISG  Resources,  Inc., and          EE0C
     Safety-Kleen, Inc.                                                              Civil Action 1:9-CV-0259

HR   Betty Bobbitt v. Laidlaw Environmental Services, Inc.                           U.S. District Court of Southern Texas
                                                                                     Civil Action No. H-99-2375

HR   James Carr, John Johnson,  Donald Bennett,  Godwin Duru, Patsy Camron,          U.S. District Court, Southern District of Texas
     Sarah Allen and All Others Similarly  Situated v.  Safety-Kleen  (Deer          Docket No. H-00-1045
     Park), Inc.

HR   Eddie G. Cater v. Safety-Kleen  (Deer Park),  Inc., Pual Kimble,  Paul          281st Judicial District, Harris County, Texas
     Sandifer & Teamsters Local Union No. 988                                        Cause No. 98-45581

HR   Nancy Drougas v. Safety-Kleen Corporation n/k/a Laidlaw, Inc.                   U.S. District Court, Northern District of
                                                                                     Illinois
                                                                                     Case Number 98-C-7959

HR   Salvador Duran v. Safety-Kleen, Inc. and Does 1 through 5, inclusive            U. S. District Court, Southern District of
                                                                                     California
                                                                                     Case No. 99CV25591GE-JFS

HR   Dennis Glenn v. Safety-Kleen Systems, Inc.                                      Probate Court of Denton City, Texas
                                                                                     Cause No. GC-2000-00245

HR   Scott L. Hesseltine v. Safety-Kleen Corporation and Nicholas J. Hiller          U.S. District Court of Texas
     in his capacity as Plan Administrator of the Safety-Kleen Corporation's         Case No. 5-99-CV0110-C
     Severance Plan

HR   Worker's Compensation Appeals Board, State of California                        WCAB No. SAC 0275523

HR   Paul Kent v. Safety-Kleen Corporation                                           Franklin County, Ohio Court of Common Pleas
                                                                                     Docket No. 00CVH-01

HR   Mary-Anne Kocsis v. Laidlaw Environmental  Services,  Inc. and Laidlaw          EEOC
     Environmental Services, Ltd.                                                    Case No. 5:98-CV-60257-AA

HR   Donald H. Lee, Sr. v. Safety-Kleen                                              South Carolina Court of  Common Pleas, County
                                                                                     of Sumter
                                                                                     Civil Action No. 99-CP-43-981

HR   David F. Lucas v. Safety-Kleen Corp.                                            U.S. District Court of South Carolina
                                                                                     Case No. 3:98-1951-10

HR   Clyton Joseph Mitchell v. Laidlaw Environmental Services, Inc.                  Division "A" 19th Judicial District Court,
                                                                                     Parish of East Baton Rouge, Louisiana, No.
                                                                                     408,751

HR   Ulyses Crockett and Trinidad Sheehan v. Safety-Kleen Corp., Stuart              Superior Court of California, County of Alameda
     Levang, Robert Arquilla, George Higgins and Does 1-20                           Case Number 814155-0

HR   Beverly  smith v.  Safety-Kleen  Corp.  and Liberty  Mutual  Insurance          State of Wisconsin, Department of Workforce
     Company                                                                         Development
                                                                                     WC Claim No. 1998018018


                                                                                                                    Schedule 5.6

HR   U.S. District Court, District of South Carolina, Columbia Division              Court of Common Pleas
                                                                                     Civil Action No. 3:98-3325-10

HR   Teresa Villarreal v. Laidlaw Environmental Services, Inc.                       U.S. District Court, Southern District of Texas
                                                                                     Docket No. H-99-1206


                                                                                                                     Schedule 5.6

                                                   PENDING SHAREHOLDER LITIGATION
                                                        AS OF AUGUST 2, 2000

                                                           COURT/CASE           DATE OF    DATE OF      CLASS     RESPONSE DUE
                    CASE CAPTION                               NO.              FILING     SERVICE      PERIOD

MICHAEL POTTS, Individually and on Behalf of all others    United States        3/9/00     3/24/00      7/7/98 -     5/3/00
Similarly Situated vs. Safety-Kleen Corp., Kenneth W.      District Court                               3/6/00
Winger, Paul R. Humphreys and Michael Braganolo            (Columbia
                                                           Division)
                                                           3:00-0769-17
INSURANCE NOTIFICATION SENT 3/28/00

    PLAINTIFF LOCAL COUNSEL            PLAINTIFF LEAD COUNSEL

Terry E. Richardson, Jr.          Marc A. Topaz
William J. Cook                   Schiffrin & Barroway, LLP
Ness Motley Loadholt Richardson   Three Bala Plaza East
& Poole                           Suite 400
PO Box 365                        Bala Cynwyd, PA  19004
Barnwell, SC  29812               and
803-224-8800                      Paul J. Geller
803-541-9625 (fax                 Shepherd & Geller, LLC
                                  7200 W. Camino Real
                                  Suite 203
                                  Boca Raton, FL  33433

-----------------------------------------------------------------------------------------------------------------------------------
                                                           COURT/CASE           DATE OF    DATE OF      CLASS     RESPONSE DUE
                    CASE CAPTION                               NO.              FILING     SERVICE      PERIOD

KENNETH STEINER, Individually and on Behalf of all others  United States        3/8/00     3/24/00      5/4/98 -     5/3/00
Similarly Situated vs. Safety-Kleen Corp., Kenneth W.      District Court                               3/6/00
Winger, Paul R. Humphreys and Michael Bragagnolo           (Columbia
                                                           Division)
                                                           3:00-0750-10
INSURANCE NOTIFICATION SENT 3/28/00

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

Terry E. Richardson, Jr.          Robert I. Harwood
William J. Cook                   Daniella Quitt
Ness Motley Loadholt Richardson   Frederick W. Gerkens, III
& Poole                           Wechsler Harwood Halebain &
PO Box 365                        Feffer LLP
Barnwell, SC  29812               488 Madison Ave 8th Fl
803-224-8800                      New York, NY  10022
803-541-9625 (fax)                212-935-7400
                                  212-753-3630 (fax)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Schedule 5.6

                                                           COURT/CASE           DATE OF    DATE OF      CLASS     RESPONSE DUE
                    CASE CAPTION                               NO.              FILING     SERVICE      PERIOD

RACHEL SAMET, Individually and on Behalf of all others     United States        3/7/00     3/24/00      7/7/98 -     5/3/00
Similarly Situated vs. Safety-Kleen Corp., Kenneth W.      District Court                               3/6/00
Winger, Paul R. Humphreys and Michael Bragagnolo           (Columbia
                                                           Division)
                                                           3:00-0739-10
INSURANCE NOTIFICATION SENT 3/28/00

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

Terry E. Richardson, Jr.          Steven G. Schulman
William J. Cook                   Samuel H. Rudman
Ness Motley Loadholt Richardson   Milberg Weiss Bershad Hynes &
& Poole                           Lerach LLP
PO Box 365                        One Pennsylvania Plaza
Barnwell, SC  29812               49th Floor
803-224-8800                      New York, NY  10119
803-541-9625 (fax)                212-594-5300
                                  212-868-1229 (fax)
                                  and
                                  Kenneth J. Vianale
                                  Milberg Weiss Bershad Hynes & Lerach LLP
                                  Town Center Road
                                  Suite 900
                                  Boca Raton, FL 33486
                                  561-361-5000
                                  561-367-8400 (fax)
                                  and
                                  Sandy Liebhard Bernstein
                                  Liebhard & Lifshitz
                                  10 E. 40th Street, 22nd Fl
                                  New York, NY 10016
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Schedule 5.6

                                                           COURT/CASE           DATE OF    DATE OF      CLASS     RESPONSE DUE
                    CASE CAPTION                               NO.              FILING     SERVICE      PERIOD

JERRY KRIM AND HIRSCH WEBER, Individually and on           United States        3/9/00     3/24/00      10/5/99 -    5/3/00
behalf of all others Similarly Situated vs.                District Court                               3/3/00
Safety-Kleen Corp., Kenneth W. Winger, Paul R.             (Columbia
Humphreys and Michael Bragagnolo                           Division)
                                                           3:00-0768-17
INSURANCE NOTIFICATION SENT 3/28/00

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

Terry E. Richardson, Jr.          Mark Levine
William J. Cook                   Stull, Stull & Brody
Ness Motley Loadholt Richardson   6 East 45th Street
& Poole                           New York, NY  10017
PO Box 365                        212-687-7230
Barnwell, SC  29812               212-490-2022 (Fax)
803-224-8800                      and
803-541-9625 (fax)                Harvey Greenfield, Esq.
                                  551 Fifth Avenue
                                  New York, NY  10176 and
                                  Harvey Greenfield, Esq.
                                  551 Fifth Avenue
                                  New York, NY  10176
                                  212-949-5500
                                  212-949-0049
                                  and
                                  Joseph H. Weiss
                                  Weiss & Yourman
                                  551 Fifth Avenue
                                  Suite 1600
                                  New York, NY  10176
                                  212-682-3025
                                  212-682-3010 (fax)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Schedule 5.6

                                                           COURT/CASE           DATE OF    DATE OF      CLASS     RESPONSE DUE
                    CASE CAPTION                               NO.              FILING     SERVICE      PERIOD

D. SCOTT KELLEY, Individually and on Behalf of all         United States        3/8/00     3/24/00      7/7/98 -     5/3/00
others Similarly Situated vs. Safety-Kleen Corp.,          District Court                               3/6/00
Kenneth W. Winger, Paul R. Humphreys and Michael           (Columbia
Bragagnolo                                                 Division)
                                                           3:00-0748-10
INSURANCE NOTIFICATION SENT 3/28/00

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

Terry E. Richardson, Jr.          Sherrie R. Savett
William J. Cook                   Douglas Risen
Ness Motley Loadholt Richardson   Berger & Montague, PC
& Poole                           1622 Locust Street
PO Box 365                        Philadelphia, PA  19103
Barnwell, SC  29812               215-875-3000
803-224-8800                      215-875-4636
803-541-9625 (fax)                and
                                  Ann Miller
                                  Donoan Miller, LLC
                                  1608 Walnut Street
                                  Suite 1400
                                  Philadelphia, PA  19103
                                  215-732-6020
                                  215-732-8060 (Fax)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Schedule 5.6

                                                          COURT/CASE           DATE OF    DATE OF      CLASS     RESPONSE DUE
                    CASE CAPTION                               NO.              FILING     SERVICE      PERIOD

MYRON H. SMITH, Individually and on Behalf of all others   United States        3/15/00    3/24/00      7/7/98 -     5/3/00
Similarly Situated vs. Safety-Kleen Corp., Kenneth W.      District Court                               3/6/00
Winger, Paul R. Humphreys and Michael Bragagnolo           (Columbia
                                                           Division)
                                                           3:00-0829-17
INSURANCE NOTIFICATION SENT 3/28/00

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

Terry E. Richardson, Jr.          Sherrie R. Savett
William J. Cook                   Douglas Risen
Ness Motley Loadholt Richardson   Berger & Montague, PC
& Poole                           1622 Locust Street
PO Box 365                        Philadelphia, PA  19103
Barnwell, SC  29812               215-875-3000
803-224-8800                      215-875-4636 (fax)
803-541-9625 (fax)                and
                                  Richard A. Lockridge
                                  Gregg M. Fishbein
                                  Lockridge Grindal Nauen PLLP
                                  100 Washington Ave S.
                                  Suite 2200
                                  Minneapolis, MN  55401
                                  612-339-6900
                                  and
                                  Wallace A. Shownan
                                  1350 Avenue of the Americas,
                                  29th Fl
                                  New York NY  10019
                                  212-333-2322
                                  212-581-8598 (fax)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Schedule 5.6

                                                          COURT/CASE           DATE OF    DATE OF      CLASS     RESPONSE DUE
                    CASE CAPTION                               NO.              FILING     SERVICE      PERIOD

FAYE SCHER, Individually and on Behalf of all others       United States        3/13/00    3/24/00      7/7/98 -     5/3/00
Similarly Situated vs. Safety-Kleen Corp., Kenneth W.      District Court                               3/6/00
Winger, Paul R. Humphreys and Michael Bragagnolo           (Columbia
                                                           Division)
INSURANCE NOTIFICATION SENT 3/28/00                        3:00-0791-17

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

Terry E. Richardson, Jr.          Andrew N. Friedman
William J. Cook                   Cohen Milstein & Hausfeld &
Ness Motley Loadholt Richardson   Toll PLLC
& Poole                           1100 New York Ave NW
PO Box 365                        Suite 500 West Tower
Barnwell, SC  29812               Washington, DC  20005
803-224-8800                      202-408-4600
803-541-9625 (fax)

-----------------------------------------------------------------------------------------------------------------------------------
                                                           COURT/CASE           DATE OF    DATE OF      CLASS     RESPONSE DUE
                    CASE CAPTION                               NO.              FILING     SERVICE      PERIOD

MAURICE SUEDE, Individually and on Behalf of all others    United States        3/13/00    3/24/00      10/6/98 -    5/3/00
Similarly Situated vs. Safety-Kleen Corp., Kenneth W.      District Court                               3/3/00
Winger, Paul R. Humphreys and Michael Bragagnolo           (Columbia
                                                           Division)
                                                           3:00-0792-17
INSURANCE NOTIFICATION SENT 3/28/00

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL


Terry E. Richardson, Jr.          Fred Taylor Isquith
William J. Cook                   Gregory M. Nespole
Ness Motley Loadholt Richardson   Wolf Haldenstein Adler Freeman
& Poole                           & Herz LLP
PO Box 365                        270 Madison Ave.
Barnwell, SC  29812               New York, NY   10016
803-224-8800                      212-545-4600
803-541-9625 (fax)                and
                                  Charles J. Piven, Esq
                                  World Trade Center
                                  401 E. Pratt Street
                                  Suite 2525
                                  Baltimore, MD  21202
                                  410-332-0030
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Schedule 5.6

                                                           COURT/CASE           DATE OF    DATE OF      CLASS     RESPONSE DUE
                    CASE CAPTION                               NO.              FILING     SERVICE      PERIOD

IZIDOR KLEIN, Individually and on Behalf of all other      United States        3/8/00     3/10/00      7/7/98 -     4/19/00
Similarly Situated v. Safety-Kleen Corp., Kenneth W.       District Court                               3/6/00
Winger, Michael Bragagnolo and Paul R. Humphreys           (Columbia
                                                           Division)
INSURANCE NOTIFICATION SENT 3/17/00                        3:00-749-17

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

D. Garrison "Gary" Hill           Stanley M. Grossman
Hill Wyatt and Bannister, LLP     D. Brian Hufford
PO Box 2585                       Pomerantz Haudek Block Grossman
Greenville, SC  29602             & Gross, LLP
864-242-5133                      100 Park Avenue
864-235-0199 (fax)                New York, NY  10017
                                  212-661-1100

-----------------------------------------------------------------------------------------------------------------------------------
                                                           COURT/CASE           DATE OF    DATE OF      CLASS     RESPONSE DUE
                    CASE CAPTION                               NO.              FILING     SERVICE      PERIOD

FRANK A. RICCOBONO, Individually and on Behalf of all      United States        3/20/00    3/24/00      7/7/98 -     5/3/00
others Similarly Situated vs. Safety-Kleen Corp., Kenneth  District Court                               3/3/00
W. Winger, Paul R. Humphreys and Michael Bragagnolo        (Columbia
                                                           Division)
INSURANCE NOTIFICATION SENT 3/28/00                        3:00-0866-17

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

Terry E. Richardson, Jr.          Lynn L. Sarko
William J. Cook                   Elizabeth A. Leland
Ness Motley Loadholt Richardson   Gretchen Freeman Cappio Keller
& Poole                           Rohrback LLP
PO Box 365                        1201 Third Avenue
Barnwell, SC  29812               Suite 3200
803-541-9625 (fax)                Seattle, WA  98101
803-224-8800                      206-623-1900
                                  206-623-3384 (fax)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Schedule 5.6

                                                           COURT/CASE           DATE OF    DATE OF      CLASS     RESPONSE DUE
                    CASE CAPTION                               NO.              FILING     SERVICE      PERIOD

JOHN ULRICH, on behalf of himself and all others           United States        3/30/00    3/31/00      10/6/98 -    4/20/00 (no
similarly situated vs. Safety-Kleen Corp., Kenneth W.      District Court                               3/3/00       extension
Winger, Michael J. Bragagnolo and Paul R. Humphreys        (Columbia                                                 obtained)
                                                           Division)
INSURANCE NOTIFICATION SENT 4/7/00                         3:00-1005

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

D. Garrison "Gary" Hill           Jeffrey C. Block
Hill Wyatt and Bannister, LLP     Michael G. Lange
PO Box 2585                       Patrick T. Egan
Greenville, SC  29602             Berman Devalerio & Pease LLP
864-242-5133                      One Liberty Square
864-235-0199 (fax)                Boston, MA  02109
                                  617-542-8300
                                  and
                                  Wallace A. Showman, PC
                                  1350 Avenue of the Americas -
                                  29th Fl
                                  New York, NY  10019
                                  212-333-2322
-----------------------------------------------------------------------------------------------------------------------------------
                                                           COURT/CASE           DATE OF    DATE OF      CLASS      RESPONSE DUE
                    CASE CAPTION                               NO.              FILING     SERVICE      PERIOD

JACK FORREST, on behalf of himself and all other           United States        3/7/00     4/13/00      7/7/98 -    Not Served
similarly situated vs. Safety-Kleen Corp., Kenneth W.      District Court                               3/6/00
Winger, Michael J. Bragagnolo and Paul R. Humphreys        (Columbia
                                                           Division)
                                                           3:00-736
INSURANCE NOTIFICATION SENT 4/20/00

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

W. Gaston Fairey
J. Christopher Mills
Fairey Parise and Mills PA
PO Box 8443
Columbia, SC   29202
803-252-7606
803-254-5759

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Schedule 5.6

                                                          COURT/CASE           DATE OF    DATE OF      CLASS     RESPONSE DUE
                 CASE CAPTION                                   NO.             FILING     SERVICE      PERIOD

MICHAEL SCHMELING, on behalf of himself and all other      United States        3/20/00    4/13/00      7/9/97-      5/11/00
similarly situated vs. Safety-Kleen Corp., Kenneth W.      District Court                               3/6/00
Winger, Michael J. Bragagnolo and Paul R. Humphreys        (Columbia
                                                           Division)
INSURANCE NOTIFICATION SENT 4/20/00                        3:00-875

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

W. Gaston Fairey
J. Christopher Mills
Fairey Parise and Mills PA
PO Box 8443
Columbia, SC   29202
803-252-7606
803-254-5759
-----------------------------------------------------------------------------------------------------------------------------------
                                                           COURT/CASE           DATE OF    DATE OF      CLASS     RESPONSE DUE
                    CASE CAPTION                               NO.              FILING     SERVICE      PERIOD

JOSEPH LYONS, GERALD V. CARSON & JACOB P. LEVIN, on        United States        3/29/00    4/13/00      7/7/98-      5/11/00
behalf of himself and all other similarly situated vs.     District Court                               3/6/00
Safety-Kleen Corp., Kenneth W. Winger, Michael J.          (Columbia
Bragagnolo and Paul R. Humphreys                           Division)
                                                           3:00-996
INSURANCE NOTIFICATION SENT 4/20/00

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

W. Gaston Fairey
J. Christopher Mills
Fairey Parise and Mills PA
PO Box 8443
Columbia, SC   29202
803-252-7606
803-254-5759
-----------------------------------------------------------------------------------------------------------------------------------
                                                           COURT/CASE           DATE OF    DATE OF      CLASS     RESPONSE DUE
                        CASE CAPTION                            NO.             FILING     SERVICE      PERIOD
                  (SHAREHOLDER DERIVATIVE)

PETER FRANK, Plaintiff  vs. Kenneth W. Winger, John W.     Court of Chancery    3/24/00    3/29/00                   5/2/00
Rollins, James R. Bullock, David E. Thomas, Jr., Leslie    of the State of
W. Haworth, Henry B. Tippie, James L. Wareham, John        Delaware (New
W. Rollins, Jr., Robert W. Luba and Grover C. Wren,        Castle County)
Defendants and Safety-Kleen Corp. (Nominal Defendant)      17923-NC


INSURANCE NOTIFICATION SENT 4/7/00

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL


Norman M. Monhait                 Bull & Lifshitz, LLP
Rosenthal Monhait Gross &         246 West 38th Street
Goddess, PA                       New York, NY  10018
PO Box 1070                       212-869-9449
Wilmington, DE  19899-1070
302-656-4433
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Schedule 5.6

                                                           COURT/CASE           DATE OF    DATE OF      CLASS       RESPONSE DUE
                    CASE CAPTION                                NO.             FILING     SERVICE      PERIOD
                  (SHAREHOLDER DERIVATIVE)

HARBOR FINANCE PARTNERS, derivatively on behalf of         Court of Chancery    3/30/00    Not Served as             Not Served
Safety-Kleen Corp., Plaintiff against James R. Bullock,    of the State of                 of 4/7/00
John W. Rollins, Sr., David E. Thomas, Jr., Kenneth W.     Delaware (New
Winger, Leslie W. Haworth, Henry B. Tippie, James L.       Castle County)
Wareham, John W. Rollins, Jr., Robert W. Luba, Peter       1974-NC
N.T. Widdrington and Grover C. Wrenn, Defendants and
Safety-Kleen Corp. (Nominal Defendant)

NO NOTIFICATION - NOT SERVED

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

Norman M. Monhait                 Bull & Lifshitz, LLP
Rosenthal Monhait Gross &         246 West 38th Street
Goddess, PA                       New York, NY  10018
PO Box 1070                       212-869-9449
Wilmington, DE  19899-1070
302-656-4433

-----------------------------------------------------------------------------------------------------------------------------------
                                                           COURT/CASE           DATE OF    DATE OF      CLASS         RESPONSE DUE
                    CASE CAPTION                               NO.              FILING     SERVICE      PERIOD

MUZINICH & CO., Individually and on Behalf of All Others   United States        4/13/00    4/26/00      7/7/98 -    To Be Determined
Similarly Situated v. Safety-Kleen Corp., Kenneth W.       District Court                               3/5/00
Winger, Paul R. Humphreys and Michael Bragagnolo           (Columbia
                                                           Division)
INSURANCE NOTIFICATION SENT 4/28/00                        3:00-1145-17

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

Terry E. Richardson, Jr.          Jeffrey H. Squire
William J. Cook                   Ira M. Press
Ness Motley Loadholt Richardson   Kirby McInerney & Squire, LLP
& Poole                           830 Third Avenue
PO Box 365                        10th Floor
Barnwell, SC  29812               New York, NY   10022
803-224-8800                      212-317-2300
803-541-9625 (fax                 212-751-2540 (fax)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Schedule 5.6

                                                           COURT/CASE           DATE OF    DATE OF      CLASS        RESPONSE DUE
                    CASE CAPTION                                NO.             FILING     SERVICE      PERIOD

YONG GEN CAI, Individually and on Behalf of All Others     United States        3/29/00    4/26/00      7/7/98 -    To Be Determined
Similarly Situated v. Safety-Kleen Corp., Kenneth W.       District Court                               3/3/00
Winger, Paul R. Humphreys and Michael Bragagnolo           (Columbia
                                                           Division)
                                                           3:00-0995-17
INSURANCE NOTIFICATION SENT 4/28/00

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

Terry E. Richardson, Jr.          Lynn L. Sarko
William J. Cook                   Elizabeth A. Leland
Ness Motley Loadholt Richardson   Gretchen Freeman Cappio Keller
& Poole                           Rohrback LLP
PO Box 365                        1201 Third Avenue
Barnwell, SC  29812               Suite 3200
803-224-8800                      Seattle, WA  98101
803-541-9625 (fax)                206-623-1900
                                  206-623-3384 (fax)
-----------------------------------------------------------------------------------------------------------------------------------
                                                           COURT/CASE           DATE OF    DATE OF      CLASS        RESPONSE DUE
                    CASE CAPTION                                NO.             FILING     SERVICE      PERIOD

RICHARD WEAVER, Individually and on Behalf of All Others   United States        3/30/00     4/26/00     7/7/98 -    To Be Determined
Similarly Situated v. Safety-Kleen Corp., Kenneth W.       District Court                               3/3/00
Winger, Paul R. Humphreys and Michael Bragagnolo           (Columbia
                                                           Division)
                                                           3:00-1012-17
INSURANCE NOTIFICATION SENT 4/28/00

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

Terry E. Richardson, Jr.          Marc H. Edelson
William J. Cook                   Hoffman & Edelson
Ness Motley Loadholt Richardson   45 W. Court Street
 & Poole                          Doylestown, PA  18901
PO Box 365                        215-230-8043
Barnwell, SC  29812               212-230-8735 (Fax)
803-224-8800
803-541-9625 (fax)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Schedule 5.6

                                                           COURT/CASE           DATE OF    DATE OF      CLASS        RESPONSE DUE
                    CASE CAPTION                               NO.              FILING     SERVICE      PERIOD

JAMES K. HODGE, Individually and on Behalf of All Others   United States        3/28/00    4/26/00      7/7/98 -    To Be Determined
Similarly Situated v. Safety-Kleen Corp., Kenneth W.       District Court                               3/6/00
Winger, Paul R. Humphreys and Michael Bragagnolo           (Columbia
                                                           Division)
                                                           3:00-0974-17

INSURANCE NOTIFICATION SENT 4/28/00

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

Terry E. Richardson, Jr.          Sherrie R. Savett
William J. Cook                   Douglas Risen
Ness Motley Loadholt Richardson   Berger & Montague, PC
& Poole                           1622 Locust Street
PO Box 365                        Philadelphia, PA  19103
Barnwell, SC  29812               215-875-3000
803-224-8800                      215-875-4636
803-541-9625 (fax)                and
                                  Ann Miller
                                  Donoan Miller, LLC
                                  1608 Walnut Street
                                  Suite 1400
                                  Philadelphia, PA  19103
                                  215-732-6020
                                  215-732-8060 (Fax)
                                  and
                                  Paul J. Scarlato
                                  Mark S. Goldman
                                  Weinstein Kitchenoff Scarlato &
                                  Goldman, LTD
                                  1608 Walnut Street
                                  Suite 1400
                                  Philadelphia, PA  19103
                                  215-545-7200
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Schedule 5.6

                                                           COURT/CASE          DATE OF    DATE OF     CLASS          RESPONSE DUE
                    CASE CAPTION                               NO.             FILING     SERVICE     PERIOD

MICHAEL A. COLLINS AND LAURIE COLLINS, on Behalf of        United States       5/08/00    5/16/00     Holders of    To Be Determined
Themselves and All Others Similarly Situated v.            District Court                             RES shares
Safety-Kleen Corp., a Delaware Corporation,  Kenneth W.    (Columbia                                  as of 5/3/97
Winger, Paul R. Humphreys, Michael Bragagnolo and          Division)
James R. Bullock                                           3:00-1408-17


INSURANCE NOTIFICATION SENT 05/19/00

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

Terry E. Richardson, Jr.          Jules Brody
William J. Cook                   Aaron L. Brody
Ness Motley Loadholt Richardson   Stull Stull & Brody
& Poole                           6 East 4th Street
PO Box 365                        New York, NY  10017
Barnwell, SC  29812               212-687-7230
803-224-8800                      212-490-2022 (fax)
803-541-9625 (fax)
                                  Joseph H. Weiss

                                  Weiss & Yourman
                                  551 Fifth Avenue
                                  Suite 1600
                                  New York, NY  10176
                                  212-682-3025
-----------------------------------------------------------------------------------------------------------------------------------
                                                          COURT/CASE         DATE OF     DATE OF     CLASS           RESPONSE DUE
                    CASE CAPTION                              NO.            FILING      SERVICE     PERIOD

WALTER E. RYAN, on Behalf of Himself and All Others       United States      5/01/00     5/16/00     Holders of     To be Determined
Similarly Situated v. Safety-Kleen Corp., a Delaware      District Court                            RES shares
Corporation,  Kenneth W. Winger, Paul R. Humphreys,       (Columbia          Amended                as of 5/3/97
Michael Bragagnolo and James R. Bullock                   Division)          Summons Filed
                                                          3:00-1343-17       5/10/00

INSURANCE NOTIFICATION SENT 05/19/00

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

Terry E. Richardson, Jr.          Clinton A. Krislov
William J. Cook                   Michael R. Karnuth
Ness Motley Loadholt Richardson   Krislov & Associates, Ltd.
& Poole                           222 North LaSalle Street
PO Box 365                        Suite 2120
Barnwell, SC  29812               Chicago, IL  60601
803-224-8800                      312-606-0500
803-541-9625 (fax)                312-606-0207 (fax)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Schedule 5.6

                                                           COURT/CASE           DATE OF    DATE OF      CLASS        RESPONSE DUE
                    CASE CAPTION                               NO.              FILING     SERVICE      PERIOD

WALTER E. RYAN, JR., on Behalf of Himself and All Others   United States        5/05/00    5/16/00      7/9/97 -    To Be Determined
Similarly Situated v. Safety-Kleen Corp., a Delaware       District Court                               3/6/00
Corporation,  Kenneth W. Winger, Paul R. Humphreys,        (Columbia
Michael Bragagnolo and James R. Bullock                    Division)
                                                           3:00-1394-17

INSURANCE NOTIFICATION SENT 05/19/00

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL


Terry E. Richardson, Jr.          Clinton A. Krislov
William J. Cook                   Michael R. Karnuth
Ness Motley Loadholt Richardson   Krislov & Associates, Ltd.
& Poole                           222 North LaSalle Street
PO Box 365                        Suite 2120
Barnwell, SC  29812               Chicago, IL  60601
803-224-8800                      312-606-0500
803-541-9625 (fax)                312-606-0207 (fax)

-----------------------------------------------------------------------------------------------------------------------------------
                                                           COURT/CASE           DATE OF    DATE OF    CLASS          RESPONSE DUE
                    CASE CAPTION                               NO.              FILING     SERVICE    PERIOD

KENNETH STEINER, on Behalf of Himself and All Others       United States        5/01/00    5/16/00    11/13/97 -    To be Determined
Similarly Situated v. Kenneth W. Winger,  James R.         District Court                             4/17/98 for
Bullock, Paul R. Humphreys, Michael Bragagnolo and         (Columbia             Amended              old SK
Safety-Kleen Corp.                                         Division)          Summons Filed           share-holders
                                                           3:00-750-17           5/10/00
INSURANCE NOTIFICATION SENT 05/19/00

PLAINTIFF LOCAL COUNSEL           PLAINTIFF LEAD COUNSEL

Terry E. Richardson, Jr.          Robert I. Harwood
William J. Cook                   Daniella Quitt
Ness Motley Loadholt Richardson   Frederick W. Gerkens, III
& Poole                           Wechsler Harwood Halebian &
PO Box 365                        Feffer LLP
Barnwell, SC  29812               488 Madison Avenue
803-224-8800                      New York, NY  10022
803-541-9625 (fax)                212-935-7400

-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN HIGH-INCOME TRUST AND STATE STREET RESEARCH       United States       7/18/00    On or About   4/17/98-     9/16/00
INCOME TRUST SUING ON BEHALF OF THEMSELVES AND ALL         District Court                 7/25/00       3/6/00
OTHERS SIMILARLY SITUATED vs. Kenneth W. Winger, Laidlaw   for the District
Laidlaw Inc., Pricewaterhousecoopers L.P., TD Securities,  of Delaware
Raymond James & Associates, Inc., Arthur Andersen LLP,     C.A. No. 00-66
James R. Bullock, Paul R. Humphreys, John W. Rollins, Sr.,
John W. Rollins, Jr., Leslie W. Haworth, Robert W. Luba,
David E. Thomas, Jr., Henry B. Tippie, James L. Wareham,
Grover C. Wrenn, Michael Bragagnolo and Henry H. Taylor

INSURANCE NOTIFICATION SENT

PLAINTIFF LOCAL COUNSEL

Stuart M. Grant
John C. Karris
Grant & Eisenhofer, P. A.
1220 N. Market Street
Suite 500
Wilmington, DE 19801
302-622-7000
-----------------------------------------------------------------------------------------------------------------------------------


SK's Attorney:   David D. Aufhauser, Esquire        David Dukes, Esquire


                                                                                                                      Schedule 5.6

                 Williams & Connolly, LLP           Nelson, Mullins, Riley & Scarborough, LLP
                 725 Twelfth Stree,t N.W.           1330 Lady Street, P. O. Box 11070
                 Washington, DC  20005-5901         Columbia, SC  29211
                 Phone # 202-434-5049               Phone # 803-799-2000
                 Fax # 202-434-5618                 Fax # 803-256-7500



                                                                 SCHEDULE 5.8 TO
                                                                CREDIT AGREEMENT

                                 EXISTING LIENS


                                                  Schedule of Pre-Petition Liens:

Debtor Name                   Secured Party/                              Type of               File        Collateral Description/
                              Amended or Assigned      Jurisdiction       Filing    File Date   Number      Comments
                              Name
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp             William Scotsman, Inc.   New York - Erie    UCC-1     09/29/99    Q55-8311    Leased 40'x 8' mobile
                                                       County                                               office, serial #
                                                                                                            CT-06062
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp             William Scotsman, Inc.   New York - Erie    UCC-1     11/22/99    Q71-3982    Leased 40'x 8'mobile
                                                       County                                               office, serial #CT-07-
                                                                                                            144
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (Bartow), Inc.   Toyota Motor Credit      Florida-           UCC-1     06/24/99    990000142   One truck model, 2
                              Corporation              Secretary of                             832         battery model
                                                       State
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (Bridgeport),    Chesapeake Bank of       New Jersey -       UCC-1     Copy        1960862     L-EZ-GO Workhorse ST
Inc.                          Maryland                 Secretary of                 illegible               Sport
                                                       State
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (Bridgeport),    Citicorp Del Lease,      South Carolina -    UCC-1    11/17/98    981117-     (2) Used Yale Model
Inc.                          Inc.                     Secretary of                             102822A     GDPO50 Serial #'s 545835
                                                       State                                                & 545836 with 86" x 190
                                                                                                            Mast/42" Forks/Sideshift
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (Buttonwillow),  Xerox Corporation        California -       UCC-1     10/08/98    98289600    Leased Xerox 5385 with
Inc.                                                   Secretary of                             55          all parts, attachments,
                                                       State                                                additions, replacements
                                                                                                            and repairs
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (Buttonwillow),  The Quinn Company        California -       UCC-1     12121/98    98362600    1998 Caterpillar
Inc.                                                   Secretary of                             97          Model815F Compactor
                                                       State
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (Chattanooga),   Caterpillar Financial    Tennessee-         UCC-1     02/09/00    300-008     2 Caterpillar lift
Inc.                          Services Corporation     Secretary of                             408         trucks and substitu-
                                                       State                                                tions, replacements,
                                                                                                            additions and
                                                                                                            accessions.
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (Chattanooga),   Caterpillar Financial    Tennessee -        UCC-1     02/09/00    300-008409  1 Caterpillar lift truck
Inc.                          Services Corporation     Secretary of                                         and substitutions,
                                                       State                                                replacements, additions
                                                                                                            and accessions.

Safety-Kleen ENV Services,    Cisco Systems Capital    Ohio, Summit       UCC-1     03/16/99    21029030    Leased computer network-
Inc.                          Corporation              County                                               ing equipment
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Services, Inc.   Cisco Systems Capital    Ohio, Summit       UCC-1     08/20/99    21034722    Equipment under Master
                              Corporation              County                                               Agreement to Lease
                                                                                                            Equipment and schedules
                                                                                                            thereto, and related
                                                                                                            rights and property
------------------------------------------------------------------------------------------------------------------------------------
Safety Kleen                  Pitney Bowes Credit      Pennsylvania-      UCC-1     11/15/99    30931728    Equipment subject to
                              Corporation              Secretary of                                         5/18/99 lease between
                                                       the Commonwealth                                     debtor and secured party
------------------------------------------------------------------------------------------------------------------------------------
Safety Kleen                  Xerox Corporation        California -       UCC-I     10/08/98    9828960055  Leased Xerox 5385 with
                                                       Secretary of                                         all parts, attachments,
                                                       State                                                additions, replacements
                                                                                                            and repairs
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Services, Inc.   Cisco Systems Capital    Massachusetts -    UCC- 1    08-31-99    99657394    Equipment leased under
                              Corporation              Norfolk County                                       1/14/98 Master Lease
                                                                                                            between debtor and
                                                                                                            secured  party, and
                                                                                                            related rights and
                                                                                                            property
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Services, Inc.   Cisco Systems Capital    South Carolina,    UCC-1     11/10/98    981110-     Leased computer
                              Corporation              S/S                                      114422A     networking equipment
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Services, Inc.   Cisco Systems Capital    South Carolina,    UCC-1     08/19/99    990819-     Equipment leased under
                              Corporation              S/S                                      100837A     1/11/98 Master Lease
                                                                                                            between debtor and
                                                                                                            secured party, and
                                                                                                            related rights
                                                                                                            and property

Safety-Kleen Services, Inc.   Cisco Systems Capital    South Carolina,    UCC-1     09/03/99    990903-     Equipment leased under
                              Corporation              S/S                                      105522A     1/14/98 Master Lease
                                                                                                            between debtor and
                                                                                                            secured party, and
                                                                                                            related rights and
                                                                                                            property
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Services, Inc.   Cisco Systems Capital    South Carolina,    UCC-1     11/10/98    981110-     Leased computer network-
                              Corporation              S/S                                      114431A-    ing equipment
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Services, Inc.   Cisco Systems Capital    Texas-             UCC-1     08/19/99    99-169602   Equipment leased under
                              Corporation              Secretary of                                         1/14/98 Master Lease
                                                       State                                                between debtor and
                                                                                                            secured party and
                                                                                                            schedules thereto, and
                                                                                                            related rights and
                                                                                                            property
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Services, Inc.   Cisco Systems Capital    New York-          UCC-1     00/09/99    07879       Equipment leased under
                              Corporation              Onondaga County                                      1/14/98 Master Lease
                                                                                                            between debtor and
                                                                                                            secured party and
                                                                                                            schedules thereto, and
                                                                                                            related rights and
                                                                                                            property
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen                  Xerox Corporation        California -       UCC-1     10/08/98    9828960055  Leased Xerox 5385 with
                                                       Secretary of                                         all parts,  attachments,
                                                       State                                                additions, replacements
                                                                                                            and repairs
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            IBM Credit Corporation   Delaware-          UCC-1     03/28/00    0019349     Leased computer equip-
                              (Lessor)                 Secretary of                                         ment and peripheral
                                                       State                                                equipment and goods

Safety-Kleen Corp. (Lessee)   IBM Credit Corporation   South Carolina,              04/09/99    990409-     Leased computer equip-
                              (Lessor)                 S/S                                      094504A     ment and peripheral
                                                                                                            equipment and goods
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp. (Lessee)   IBM Credit Corporation   South Carolina,              04/28/99    990428-     Leased computer equip-
                              (Lessor)                 S/S                                      144031A     ment and peripheral
                                                                                                            equipment and goods
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp. (Lessee)   IBM Credit Corporation   South Carolina,              05/25/99    990525-     Leased computer equip-
                              (Lessor)                 S/S                                      101127A     ment and peripheral
                                                                                                            equipment and goods
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            NMHG Financial           South Carolina,              06/01/99    990601-     Leased forklift and
                              Services, Inc.           S/S                                      111005A     related rights and
                                                                                                            property
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            The Bank of Nova Scotia  South Carolina,              06/04/99    990604-     Collateral Account
                              Trust Company of New     S/S                                      132846A     in connection with the
                              York, as Trustee                                                              Company's 5/17/99 high
                                                                                                            yield debt offering
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corporation      Citicorp Del Lease,      South Carolina,              06/16/99    990616-     John Deere with backhoe
                              Inc.                     S/S                                      102834A     equipment
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            NMHG Financial           South Carolina,              09/13/99    990913-     Leased forklift and
                              Services, Inc.                                                    102041A     related rights and
                                                                                                            property
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp. (Lessee)   IBM Credit Corporation   South Carolina,              03/02/00    000302-     Leased computer equip-
                              (Lessor)                 S/S                                      101446A     ment and peripheral
                                                                                                            equipment and goods

Safety-Kleen Corp. (Lessee)   IBM Credit Corporation   South Carolina,    UCC-1     03/02/00    000302-     Leased computer equip-
                              (Lessor)                 S/S                                      101528A     ment and peripheral
                                                                                                            equipment and good
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp. (Lessee)   IBM Credit Corporation   South Carolina,    UCC-1     03/06/00    000306-     Leased computer equip-
                              (Lessor)                 S/S                                      145235A     ment and peripheral
                                                                                                            equipment and goods
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp. (Lessee)   IBM Credit Corporation   South Carolina,    UCC-1     03/236/00   000323-     Leased computer equip-
                              (Lessor)                 S/S                                      103615A     ment and peripheral
                                                                                                            equipment and good
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (NE), Inc.       Brodie, Inc. d/b/a       Massachusetts -    UCC-1     01/10/00    687526      Two Toyota Cushion Tire
                              Toyota Lift of Boston    Secretary of the                                     Forklifts
                              Assignee: Toyota Motor   Commonwealth
                              Credit Corp.
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (NE), Inc.       Brodie, Inc. d/b/a       Massachusetts -    UCC-1     01/10/00    687527      Three Toyota Cushion
                              Toyota Lift of Boston    Secretary of the                                     Tire Forklifts
                              Assignee: Toyota Motor   Commonwealth
                              Credit Corp
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (NE), Inc.       Brodie, Inc. d/b/a       Massachusetts -    UCC-1     01/11/00    2015        Three Toyota Cushion
                              Toyota Lift of Boston    North Andover                                        Tire Forklifts
                              Assignee: Toyota Motor   Town Clerk
                              Credit Corp
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (NE), Inc.       Brodie, Inc. d/b/a       Massachusetts -    UCC-1     01/11/00    2016        Two Toyota Cushion Tire
                              Toyota Lift of Boston    North Andover                                        Forklifts
                              Assignee: Toyota Motor   Town Clerk
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            NBD Equipment Finance,   Indiana -          UCC-i     02/23/96    2035532     Leased Savin Model9013Z
                              Inc. F/K/A NBD Leasing,  Secretary of                                         Copier
                              Inc.                     State

Safety-Kleen Corp             IBM Credit Corporation   Indiana -          UCC-1     03/31/00    2315298     Leased computer equip-
                              (LESSOR)                 Secretary of                                         ment and peripheral
                                                       State                                                equipment and goods
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            Newcourt Communications  Indiana -          UCC-1     07/12/99    2267787     Leased equipment under
                              Finance Corporation      Secretary of                                         Lease No. M512054
                              (LESSOR)                 State
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Services, Inc.   Cisco Systems Capital    Indiana -          UCC-1     09/01/99    2277884     Equipment leased under
                              Corporation              Secretary of                                         1/14/98 Master Lease
                                                       State                                                between debtor and
                                                                                                            secured party and
                                                                                                            schedules thereto, and
                                                                                                            related rights and
                                                                                                            property
------------------------------------------------------------------------------------------------------------------------------------
Safety Kleen                  Pitney Bowes Credit      Pennsylvania -     UCC-1     11/15/99    30931728    Equipment subject to
                              Corporation              Secretary of                                         5/18/99 lease between
                                                       the Commonwealth                                     debtor and secured party
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            Signet Leasing and       Illinois, Kane     UCC-1     10/24/95,   SBI74466,   209 Ford trucks and
                              Financial Corporation    County             and       01/02/96    SB174925    Chevrolet vans and mini
                                                                          UCC-3                             vans
                                                                          Amendment
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            NationsBanc Leasing      Illinois, Kane     UCC-1     06/17/97,   SBI78591,   1 Cessna Citation VII
                              Corporation of North     County             and       07/01/97,   Bl78688,    aircraft and 120 leased
                              Carolina                                    UCC-3     07/25/97,   B178842,    Chevrolet, GMC, Ford and
                                                                          Amend-    09/08/97,   Bl79110,    Pete vans, trucks and
                                                                          ments     06/03/98    B180497     wagon
                                                                          and
                                                                          Assignment

Safety-Kleen Corporation      Caterpillar Financial    Pennsylvania,      UCC-1     04/14/97    97-1926     1 Caterpillar lift truck
                              Services Corporation     Cumberland County                                    and substitutions,
                                                                                                            replacements, additions
                                                                                                            and accessions
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    Bank One Leasing Corp.   Kentucky - Boyd    UCC-1     06/21/99    9949761     1998/Astro Chevrolet
                                                       County                                               Serial No. 1GCDM19WB
                                                                                                            19400 Truck No. SK60391
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    General Electric         Kentucky - Boyd    UCC-1     01/11/00    2054097     1996 Chevrolet Serial
                              Capital Corporation      County                                               No. 1GCDM19W2TB176933
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            Bank of America Leasing  Kentucky - Boyd    UCC-1     04/24/00    2056330     1995/ Astro Chevrolet
                              & Capital, LLC           County                                               Serial No. IGCDM19WlSB
                                                                                                            181832
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            First Access/Toyota      PA- Luzerne        UCC-1     8/12/96     1393-96     Leased Forklift
                              Motor Credit             County
                              Corporation
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp             IBM Credit Corporation   Kentucky -         UCC-1     04/05/00    200008235   Leased computer equip-
                              (Lessor)                 Fayette County                                       ment and peripheral
                                                                                                            equipment and goods
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp             Bank of America Leasing  Kentucky -         UCC-1     04/20/00    200009702   1996 Ford Aerostar
                              & Capital, LLC           Fayette County                                       Serial No. 1 FTDA1
                                                                                                            4U2TZB15183
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    U.S. Bancorp Leasing &   Kentucky -         UCC-1     03/24/00    200007129   1999 Peterbilt Serial
                              Financial                Fayette County                                       No. 1NPZLAOXlXD711154

------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    U.S. Bancorp Leasing &   Kentucky -         UCC-1     03/31/00    200007810   1996 Peterbilt Serial
                              Financial                Fayette County                                       No. 1XPFL79X3TN400716


Safety-Kleen Systems, Inc.    U.S. Bancorp Leasing &   Kentucky -         UCC-1     05/16/00    200012042   1993 Ford Serial No.
                              Financial                Fayette County                                       1FCKE39HlPHB60727
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            IBM Credit Corporation   SD- S/S            UCC-1     4/28/00     001191000   Leased computer equip-
                                                                                                4260        ment and peripheral
                                                                                                            equipment and goods
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            IBM Credit Corporation   SD- S/S            UCC-1     4/7/00      000981100   Leased computer equip-
                                                                                                269         ment and peripheral
                                                                                                            equipment and goods
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Services, Inc.   Cisco Systems Capital    SD- S/S            UCC-1     8/31/99     992430901   Equipment leased under
                              Corporation                                                       600         1/14/98 Master Lease
                                                                                                            between debtor and
                                                                                                            secured party and
                                                                                                            schedules thereto, and
                                                                                                            related rights and
                                                                                                            property
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp. as         Newcourt Communications  Indiana- Lake      UCC-1     07/16/99    99002131    Leased equipment under
Lessee                        Finance Corporation as   County                                               Lease No. M512054
                              Lessor
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    NationsBank Leasing      SC- S/S            UCC-1     8/21/98     115702 A    exhibit missing from
                              Corporation                                                                   search results
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    General Electric         SC- S/S            UCC-1     12/31/98    130500A     specific equipment; copy
                              Capital Corporation                                                           illegible
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    Banc One Leasing         SC- S/S            UCC-1     6/10/99      102447A    42 leased Chevrolet vans
                              Corporation
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    Banc One Leasing         SC- S/S            UCC-1     6/10/99     102556A     98 leased Chevrolet
                              Corporation                                                                   trucks and vans

Safety-Kleen Services, Inc.   Cisco Systems Capital    IA- S/S            UCC-1     8/31/98     P038798     Equipment leased under
                              Corporation                                                                   1/14/98 Master Lease
                                                                                                            between debtor and
                                                                                                            secured party and
                                                                                                            schedules thereto, and
                                                                                                            related rights and
                                                                                                            property
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            IBM Credit Corporation   IA- S/S            UCC-1     3/28/98     P093030     Leased computer equip-
                                                                                                            ment and peripheral
                                                                                                            equipment and goods
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (GS), Inc.       N/A                      California, -      State     04/24/00    0012260433  State tax lien in the
                                                       Secretary of       tax                               amount of $4267.08.
                                                       State              lien
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen et al in         Centry Constructors &    Third Judicial     Mechanics 5/16/00     Civil No.   $132,718.83
respect of the Safety-Kleen   Engineers,  L.C.         District Court     lien                  000300434CN
(Clive), Inc. facility                                 for Toole County,  fore-
                                                       State of Utah      closure


------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    W.E. Carlson             IL                 Notice    4/27/00     N/A         $10,800.00
                              Corporation                                 and
                                                                          claim of
                                                                          mechanics'
                                                                          lien
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (WT), Inc.       Storage USA              TN                 Notice    5/28/00     N/A         $256.83;
                                                                          of
                                                                          warehouse
                                                                          men's
                                                                          lien and
                                                                          foreclosure


------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (Bridgeport),    Geo. P. Reintjes Co.,    NJ                 Const-    6/7/00      N/A         295,458.50
Inc.                          Inc.                                        uction
                                                                          lien
                                                                          claim

Safety-Kleen (Roebuck), Inc.  Cannon Roofing Co.,      SC                 Notice    6/14/00     N/A         $25,630.00
                              Inc.                                        and
                                                                          certifi-
                                                                          cate of
                                                                          mechanics'
                                                                          lien
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (WT), Inc.       Holt Plumbing Heating    TN: Davidson       Notice    6/26/00                 $10,500.00
                              and Cooling, Inc.        County             and affidavit
                                                       Register of        of lien
                                                       Deeds

------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            Cornerstone Environ-     CA: Contra Costa   Claim of  6/14/00                 $61,589.45
                              mental (Randy Fowler)    County Recorder    Mechan-
                                                                          ics, lien
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    TXI Operations, LP       TX: Denton County  Mechan-   6/15/00                 $150,903.88
                              d/b/a Texas Industries   Clerk of Court     ics' lien
                                                                          affidavit
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (Encotec), Inc.  Western Atlas            TX: Harris County  TX Prop.  6/23/00                 claim of $4,579.00
                              Intentional d/b/a Baker                     Code Art.                         secured by water wells
                              Atlas                                       56.021,                           and appurtenant property
                                                                          56.023,
                                                                          56.003
------------------------------------------------------------------------------------------------------------------------------------
See below**                   AIG Insurance Company    South Carolina -   UCC-1     03/27/00    000327-     Security Agreement/
                                                       Secretary of                             161840A     General Indemnity
                                                       State                                                Agreement relating to
                                                                                                            the secured  party's
                                                                                                            issuance of construction
                                                                                                            surety bonds
------------------------------------------------------------------------------------------------------------------------------------

**Dirt Magnet, Inc., Safety-Kleen (Altair), Inc., Safety-Kleen (California),  Inc., Safety-Kleen  (Chattanooga),  Inc., Safety-Kleen
Chemical Services,  Inc.,  Safety-Kleen  (Clive),  Inc.,  Safety-Kleen  (Crowley),  Inc.,  Safety-Kleen  (Custom  Transport),  Inc.,
Safety-Kleen  (Delaware),  Inc.,  Safety-Kleen  (Deer Park),  Inc.,  Safety-Kleen  (Deer Trail),  Inc.,  [3E Company  Environmental,
Ecological and Engineering,] Elgint Corp., Safety-Kleen  Envirosystems Company,  Safety-Kleen  Envirosystems Company of Puerto Rico,
Safety-Kleen (Gloucester),  Inc., Safety-Kleen Holdings, Inc., Safety-Kleen Osco Holdings, Inc., Safety-Kleen (LaPorte), Inc., LEMC,
Inc., Safety-Kleen (Los Angeles), Inc.,



Chemclear,  Inc.  of Los  Angeles,  Safety-Kleen  (Lone  and  Grassy  Mountain),  Inc.,  The  Midway  Gas and Oil Co.,  Safety-Kleen
(Minneapolis),  Inc., Safety-Kleen (Mt. Pleasant), Inc., Ninth Street Properties,  Inc., Safety-Kleen Oil Recovery Co., Safety-Kleen
Oil Services, Inc., Safety-Kleen  (Pecatonica),  Inc., Petrocon, Inc., Safety-Kleen  (Pinewood),  Inc., Safety-Kleen  (Placquemine),
Inc.,  Safety-Kleen (PPM), Inc., Safety-Kleen (Puerto Rico), Inc.,  Safety-Kleen  (Roebuck),  Inc.,  Safety-Kleen  (Encotec),  Inc.,
Safety-Kleen  (Rosemount),  Inc.,  Safety-Kleen (San Antonio),  Inc.,  Safety-Kleen (San Jose), Inc.,  Safety-Kleen (Sawyer),  Inc.,
Safety-Kleen Services,  Inc., SK Real Estate, Inc., Safety-Kleen (Sussex),  Inc., Safety-Kleen (Tipton), Inc., Safety-Kleen (Tulsa),
Inc., USPCI , Inc. of Georgia, Safety-Kleen, White Castle, Inc., Safety-Kleen (Wichita), Inc., Safety-Kleen (WT), Inc., Safety-Kleen
Corp, Inc., Safety-Kleen (NE), Inc., Safety-Kleen (TG), Inc., Safety-Kleen (FS), Inc., Safety-Kleen (TS), Inc.,


                                                                 SCHEDULE 5.9 TO
                                                                CREDIT AGREEMENT


                         INTELLECTUAL PROPERTY MATTERS

                                                                    SCHEDULE 5.9

1. Lawsuit styled DOUGLAS K. DIETER v. THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, ET AL. (including Solvent Services, Inc. "SSI") filed in the United States District Court for The Eastern District of California (Case No.: CIV-S-95-686 DFL GGH) relative to patent rights in an in-situ, steam injection, remedial technology patent claimed by Plaintiff, a former employee of SSI while a student at the University of California at Berkeley. Matter settled by settlement agreement and case dismissed with prejudice October 12, 1999.

2. Lawsuit styled FRANK MANCHAK, JR. v. CHEMICAL WASTE MANAGEMENT, INC. ET AL. (including Laidlaw Environmental Services, Inc. and Rollins Environmental Services (TX) Inc.) filed in the U.S. District Court for the District of Delaware (Case No.: 95-709) relative to patent rights claimed by the Plaintiff in a stabilization process involving the combination of sludge and a calcium oxide containing material through a mixer.

3. Letter to USPCI dated 2/14/97 from Harding, Earley, Follmer & Frailey representing Nittany Tarp, owner of US Patent No. 4,948,193, claiming that USPCI is infringing upon the patent, offering opportunity to enter into licensing agreement. Responded that letter was routed to our supplier. Supplier's attorney, Laubscher & Laubscher responded by letter dated 3/26/97 denying infringement, declining offer for license, stated that matter considered closed.

4. Letter to Laidlaw Environmental Services, Inc. ("LESI") dated April 12, 1996 from McBride Baker & Coles, representing Software Publishers Association ("SPA") claiming that LESI is utilizing unlicensed copies of software on personal computers. Various correspondence has ensued. Latest correspondence from LESI dated 10/9/96 offering to settle claims on a reasonable basis. No response from SPA attorney.

5. Letter to LESI dated May 1, 1996 from Donahue, Gallagher, Woods & Wood representing Business Software Alliance, alleging that LESI may have installed more copies of software programs on its personal computers than it is authorized to use. Various correspondence has ensued. Settlement entered into on or about July 30, 1998.

6. Letter to Safety-Kleen Corp. dated June 16, 2000 from Lipman & Biltekoff, LLP, representing Earthwatch Waste Systems, Inc., alleging that Safety-Kleen (Deer Trail), Inc. infringes upon at least claims 1-4 of U.S. Patent No. 4,624,604 owned by Environmental Design, Inc., a subsidiary of Earthwatch Waste Systems, Inc. Safet-Kleen denied infringement and notied Earthwatch of bankruptcy stay by letter dated July 13, 2000.

7. Administrative Proceeding pending in the Trademark office of Brazil. Safety-Kleen filed an opposition against the registration of Brazilian Trademark Application Serial No. 821633252 for the mark Safety-Clean, filed by Saimatec Trading LTDA. The Opposition was filed in March 2000.

8. Administrative Proceeding pending in the Trademark office of Japan. Safety-Kleen filed an opposition against the registration of Japanese Trademark Application Serial No. 43337635 for the mark Safety & Clean with Device. This application was filed by Gatsutekku Service Co., Ltd. The opposition was filed March 27, 2000 and was assigned Opposition No. 2000-90262-1.

9. Administrative Proceeding pending in the Trademark office of Lebanon. Safety-Kleen filed a Cancellation of the registration of the trademark Safety Kleen that was filed by Youssef Namer Mansour Trading of Beirut, Lebanon. This applciation was filed on November 6, 1998 for insecticides and cleaning services in general.

                                                                                  SCHEDULE 5.15 TO
                                                                                  CREDIT AGREEMENT

                                   AFFILIATES



                                CORPORATE ORGANIZATIONAL STRUCTURE

                                 SAFETY-KLEEN CORP. - - NYSE: (SK)

THE FOLLOWING LIST SETS FORTH THE SUBSIDIARIES OF SAFETY-KLEEN  CORP. AS OF MARCH 13, 2000. PARENT
SUBSIDIARY RELATIONS ARE INDICATED BY INDENTATIONS. UNLESS OTHERWISE INDICATED, 100% OF THE VOTING
SECURITIES OF EACH SUBSIDIARY IS OWNED BY THE INDICATED PARENT OF SUCH SUBSIDIARY.


------------------------------------------------------------------------------------ --------------
                                NAME OF CORPORATION                        STATE OF INCORPORATION
---------------------------------------------------------------------------------------------------
SAFETY-KLEEN CORP.                                                              Delaware
---------------------------------------------------------------------------------------------------
    SAFETY-KLEEN SERVICES, INC.                                                 Delaware
------- -------------------------------------------------------------------------------------------
        SAFETY-KLEEN (CONSULTING), INC. (7.8635%)                               Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (LONE AND GRASSY MOUNTAIN), INC.                           Oklahoma
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN (TULSA), INC.                                          Oklahoma
---------------------------------------------------------------------------------------------------
                SAFETY-KLEEN (SAN ANTONIO), INC.                                Texas
---------------------------------------------------------------------------------------------------
                SAFETY-KLEEN (WICHITA), INC.                                    Kansas
---------------------------------------------------------------------------------------------------
            USPCI OF MISSISSIPPI, INC. (50%)                                    Mississippi
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN (DELAWARE), INC.                                       Delaware
---------------------------------------------------------------------------------------------------
                SK SERVICES (EAST), L.C.                                        Utah
---------------------------------------------------------------------------------------------------
                SK SERVICES, L.C.                                               Utah
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (ROSEMOUNT), INC.                                          Minnesota
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (SAWYER), INC.                                             Oklahoma
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (PPM), INC.                                                Georgia
---------------------------------------------------------------------------------------------------
            NINTH STREET PROPERTIES, INC.                                       Missouri
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (SAN JOSE), INC.                                           California
---------------------------------------------------------------------------------------------------
        CHEMCLEAR, INC. OF LOS ANGELES                                          Delaware
---------------------------------------------------------------------------------------------------
        USPCI, INC. OF GEORGIA                                                  Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN HOLDINGS, INC.                                             Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (WESTMORLAND), INC. (50%)                                  California
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (BUTTONWILLOW), INC. (23%)                                 California
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (NE), INC.                                                 New Hampshire
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (CROWLEY), INC.                                            Louisiana
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (LAPORTE), INC.                                            Texas
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (TG), INC.                                                 Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (ROEBUCK), INC.                                            South Carolina
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (TS), INC.                                                 Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (COLFAX), INC.                                             Delaware
---------------------------------------------------------------------------------------------------
        GSX CHEMICAL SERVICES OF OHIO, INC.                                     Ohio
---------------------------------------------------------------------------------------------------
        LEMC, INC.                                                              Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN CHEMICAL SERVICES, INC.                                    Massachusetts
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (ALTAIR), INC.                                             Texas
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN (FS), INC. (13%)                                       Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (BDT), INC.                                                New York
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (FS), INC. (87%)                                           Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (GS), INC.                                                 Tennessee
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (CLIVE), INC.                                              Oklahoma
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (WT), INC.                                                 Ohio
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN OSCO HOLDINGS, INC.                                        Delaware
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN (NASHVILLE), INC.                                      Tennessee
---------------------------------------------------------------------------------------------------
            OSCO TREATMENT SYSTEMS OF MISSISSIPPI, INC. (50%)                   Tennessee
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (BARTOW), INC.                                             Florida
---------------------------------------------------------------------------------------------------

                                                                                             Page 1

---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (CALIFORNIA), INC.                                         California
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN (BUTTONWILLOW), INC. (77%)                             California
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN (WESTMORLAND), INC. (50%)                              California
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (CHATTANOOGA), INC.                                        Tennessee
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (PECATONICA), INC.                                         Illinois
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (PINEWOOD), INC.                                           South Carolina
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (WHITE CASTLE), INC.                                       Colorado
---------------------------------------------------------------------------------------------------
        LAIDLAW ENVIRONMENTAL SERVICES DE MEXICO, S.A. DE C.V.                  Mexico
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (PUERTO RICO), INC.                                        Puerto Rico
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (BRIDGEPORT), INC.                                         Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (DEER PARK), INC.                                          Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (BATON ROUGE), INC.                                        Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (PLAQUEMINE), INC.                                         Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (CUSTOM TRANSPORT), INC.                                   Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (LOS ANGELES), INC.                                        California
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (TIPTON), INC.                                             Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (GLOUCESTER), INC.                                         Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (DEER TRAIL), INC.                                         Colorado
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (MT. PLEASANT), INC.                                       Tennessee
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (MINNEAPOLIS), INC.                                        Minnesota
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN (ARAGONITE), INC.                                      Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (SUSSEX), INC.                                             Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (ENCOTEC), INC.                                            Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN SYSTEMS, INC.                                              Wisconsin
---------------------------------------------------------------------------------------------------
            ECOGARD, INC.                                                       Delaware
---------------------------------------------------------------------------------------------------
            CURBSIDE, INC. (49%)                                                California
---------------------------------------------------------------------------------------------------
            SK EUROPE, INC.                                                     Nevada
---------------------------------------------------------------------------------------------------
                SAFETY-KLEEN EUROPE LIMITED (44%)                               United Kingdom
---------------------------------------------------------------------------------------------------
            DIRT MAGNET, INC.                                                   Colorado
---------------------------------------------------------------------------------------------------
                THE MIDWAY GAS AND OIL CO.                                      Colorado
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN CANADA INC. (1)                                        New Brunswick
---------------------------------------------------------------------------------------------------
                RYAN & PATRICK HOLDINGS INC.                                    Ontario
---------------------------------------------------------------------------------------------------
                    ARDEE SOLVENT INC.                                          Ontario
---------------------------------------------------------------------------------------------------
                    ARDEE RECYCLING INC.                                        Ontario
---------------------------------------------------------------------------------------------------
                    ARDEE OIL INC.                                              Ontario
---------------------------------------------------------------------------------------------------
                ENVIRONNEMENT SERVICES ET MACHINERIE E.S.M. INC.                Quebec
---------------------------------------------------------------------------------------------------
            ELGINT CORP.                                                        Nevada
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN ENVIROSYSTEMS COMPANY                                  California
---------------------------------------------------------------------------------------------------
                SAFETY-KLEEN ENVIROSYSTEMS COMPANY OF PUERTO RICO, INC.         Indiana
---------------------------------------------------------------------------------------------------
            PETROCON, INC.                                                      Delaware
---------------------------------------------------------------------------------------------------
            PHILLIPS ACQUISITION CORP.                                          Delaware
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN (CONSULTING), INC. (78.6349%)                          Delaware
---------------------------------------------------------------------------------------------------
            SK REAL ESTATE INC.                                                 Illinois
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN INTERNATIONAL, INC.                                    Delaware
---------------------------------------------------------------------------------- ----------------
            SAFETY-KLEEN OIL RECOVERY CO.                                       Delaware
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN OIL SERVICES, INC.                                     Delaware
---------------------------------------------------------------------------------------------------

(1) 3095-7146  Quebec Inc.  holds  711,199  Class Z shares  (however,  they are  physically  held by
Safety-Kleen Canada Inc. and Safety-Kleen  Systems,  Inc. as collateral for payment of outstanding loans).

                                                                                              Page 2

----------------------------------------------------------------------------------------------------
            THE SOLVENTS RECOVERY SERVICE OF NEW JERSEY, INC.                   New Jersey
---------------------------------------------------------------------------------------------------
            3E COMPANY ENVIRONMENTAL, ECOLOGICAL AND ENGINEERING (75.8%)        California
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN LTD.                                                       New Brunswick
-------------------------------------------------------------------------------------- ------------
            510127 N.B. INC.                                                    New Brunswick
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN SERVICES (QUEBEC) LTD.                                 Quebec
---------------------------------------------------------------------------------------------------
                SAFETY-KLEEN SERVICES (MERCIER) LTD.                            Quebec
---------------------------------------------------------------------------------------------------
                SK D'INCINERATION INC.                                          Quebec
---------------------------------------------------------------------------------------------------

                                                                                             Page 3

                                                                   SCHEDULE 5.17

                              ENVIRONMENTAL MATTERS
                            PRODUCTS LIABILITY CASES

         From  time to  time,  one or more of the  Loan  Parties  is  named as a defendant in various lawsuits arising in the ordinary course of business including proceedings wherein persons claim injury resulting from the use of the Loan Party's parts cleaner equipment and/or cleaning products, other matters involving personal injury and property damage claims and employment-related claims. There are presently 48 such cases pending against the Loan Parties in various jurisdictions (29 in California) which pose possible uninsured liabilities for the Loan Parties.


                                  CERCLA CASES

         In the United States, CERCLA imposes financial liability on persons who are responsible for the release of hazardous substances into the environment. Present and past owner and operators of sites which release hazardous substances, as well as generators and transporters of the waste material, are jointly and severally liable for remediation costs and environmental damage. Loan Parties have been notified that one or more of them is a potentially responsible party in connection with approximately 50 locations in its hazardous waste management and other businesses. The Loan Parties continually review their status with respect to each location and the extent of their alleged contribution to the volume of waste at the location, the available evidence connecting the Loan Party to that location, and the numbers and financial soundness of other potentially responsible parties at the location.


                          SAFETY-KLEEN (PINEWOOD), INC.
                        COMPLIANCE AND LEGAL PROCEEDINGS

         A Loan Party, Safety-Kleen (Pinewood), Inc. ("Pinewood"), owns and operates a hazardous waste landfill near the Town of Pinewood in Sumter County, South Carolina. In January 2000, the South Carolina Court of Appeals issued a decision which if it stands, presents negative consequences with respect to financial assurance requirements and capacity for the facility.


                               FINANCIAL ASSURANCE

         South Carolina law requires that hazardous waste facilities provide evidence of financial assurance for potential environmental cleanup and restoration in form and amount to be determined by the South Carolina Department of Health and Environmental

Control ("DHEC"). In its order granting a Part B Permit for the Facility dated May 19, 1994, the Board of DHEC (the "Board") decided that over a ten year period Pinewood must establish a cash funded trust (GSX Contribution Fund) in the amount of $133 million, adjusted for inflation, as financial assurance for potential environment cleanup and restoration. In August 1994, Pinewood paid approximately $14 million cash into the GSX Contribution Fund as a first installment. The ash funded trust now stands at approximately $19 million. Pinewood appealed to the South Carolina Circuit Court contesting the legality of the Board's determination.

         Thereafter, DHEC promulgated, and in June 1995 the South Carolina Legislature approved, regulations governing financial assurance for environmental cleanup and restoration giving owner/operators of hazardous waste facilities the right to choose form among six options for providing financial assurance. The options include insurance, a bond, a letter of credit, a cash trust fund and a corporate guaranty with a financial test.

         Under authority of the new regulations, Pinewood currently provides financial assurance for potential environmental cleanup and restoration composed of a combination of the existing State Permitted Sites Fund (this is a state of South Carolina fund created by statute and funded by hazardous waste disposal taxes at Pinewood) in the amount of approximately $9 million and the balance of a total package of over $140 million by way of insurance policies. Pinewood has left in place the GSX Contribution Fund in the amount of approximately $19 million. Parties opposing the facility appealed the validity of the regulations to the South Carolina Circuit Court.


                                    CAPACITY

         In its May 19, 1994 Order, the DHEC Board established Pinewood's hazardous waste capacity at 2,250 acre feet and determined that all waste disposal (both hazardous and non-hazardous) would count against the capacity. However, due to what the Board viewed as past confusion as to whether non-hazardous should count against capacity at the facility, non-hazardous was only counted prospectively (i.e. from the Board Order forward). At current volumes, the Board Order gave the facility approximately 10 years of remaining capacity from the date of the Order (approximately four years remaining at this time). Pinewood and opposition parties appealed the Board determination of capacity to the South Carolina Circuit Court.


                                 COURT DECISIONS

     A decision was issued by the Circuit Court on August 19, 1997 holding:

     1. The regulations legally valid and applicable to financial assurance requirements of the Pinewood landfill; and
     2.   Upholding the Board's decision as to capacity.

Pinewood and opposing parties appealed the decision to the South Carolina Court of Appeals.

         On January 17, 2000, the Court of Appeals issued its decision declaring:

     1. The regulations invalid due to insufficient public notice during the promulgation procedure and ordering Pinewood to immediately comply with the cash financial assurance requirements of the May 19, 1994 DHEC Board Order (this would require a present cash payment of approximately $70 million).

     2. That non-hazardous and hazardous waste counts against Pinewood capacity from the beginning of waste disposal. The practical effect of the decision would render Pinewood at 500 acre feet over its permitted capacity at this time, notwithstanding the fact that under the DHEC Board Order, Pinewood was prohibited from seeking additional capacity until it was within three years of exhaustion of presently permitted capacity, (Pinewood had at least four years remaining capacity at the time of the decision).

         On May 4, 2000, Pinewood petitioned the South Carolina Supreme Court for a writ of certiorari from the state Court of Appeals decision.

         On June 9, 2000 (on the same day but after Pinewood filed its petition for bankruptcy protection in the United States District Court for the District of Delaware), DHEC issued an Emergency Order finding that Frontier Insurance Company - which is the issuer of bonds used to provide for Pinewood's closure cost, post-closure cost, and third party liability financial assurance - no longer meets regulatory standards for bond issuers. Based on this finding, DHEC ordered that Pinewood cease accepting waste for disposal by August 28, 2000, unless it could provide acceptable alternative financial assurance by June 27, 2000.

         On June 13, 2000, the South Carolina Supreme Court denied Pinewood's petition for a writ of certiorari and the decision of the Court of Appeals became final.

         On June 14, 2000, DHEC sent notice by letter to the Pinewood Facility directing that Pinewood cease accepting waste for disposal in 30 days - by July 14, 2000 - and submit a closure plan. DHEC based this directive on the then-final decision of the Court of Appeals that all non-hazardous waste disposed at Pinewood should be counted against Pinewood's hazardous waste capacity limit and DHEC's resulting conclusion that there is no remaining permitted capacity at Pinewood.

         On June 22, 2000, DHEC sent notice by letter to Pinewood that under the Court of Appeals decision, financial assurance regulations for cleanup and/or environmental impairment restoration at hazardous waste treatment, storage, and disposal facilities were vacated and, therefore, this financial assurance for Pinewood must be provided in accordance  with the DHEC Board  Order  dated May 19,  1994.  The June 22,  2000 letter further directed that within 15 days Pinewood provide DHEC with information on how Pinewood would comply with the May 19, 1994 DHEC Board Order including payment into the GSX Contribution Fund. As of May 31, 2000, the GSX Contribution Fund contained $18,748,552.05, which means that under the June 22, 2000 DHEC letter Pinewood would be required to currently pay approximately $68 million into the GSX Contribution Fund, as well as make payments of approximately $14 million each year for the next four years to reach the full funding requirement.

         On July 7, 2000, Pinewood filed a legal action in the United States District for the District of Delaware against the State of South Carolina, DHEC, DHEC Board Chairman (Bradford W. Wyche) and DHEC Commissioner (Douglas Bryant) under the caption: In Re: Safety-Kleen Corp., et al., Debtor-Chapter 11 Cases, Case No. 00-2303 Jointly Administered - Adversary Proceeding No. A-00-698, C.A. No. 00-637. In this action Pinewood seeks to stay and/or enjoin DHEC and the State of South Carolina from enforcement of the previously-described directives to Pinewood set forth in the June 9, 2000 DHEC Emergency Order, the June 14, 2000 DHEC letter to Pinewood, and the June 22, 2000 DHEC letter to Pinewood upon the grounds that the actions of DHEC are invalid under various provisions of the United States Constitution and/or violate the automatic stay provision of the United States Bankruptcy Code and/or should be enjoined under the equitable powers of the Bankruptcy Court. As an alternative cause of action, Pinewood demanded that it be compensated for the taking of its property without just compensation under provisions of the Constitutions of the United States and the State of South Carolina.

         On July 10, 2000, the United States District Court for the District of Delaware issued an Order restraining DHEC and the State of South Carolina from enforcing its anticipated closure of the Pinewood facility pursuant to the June 14, 2000 DHEC letter. On July 12, 2000 the United States District Court for the District of Delaware issued an Order transferring the case to the United States District Court for the District of South Carolina and ordering that the Order of July 10, 2000 remain in full force and effect pending a ruling from the United States District Court for the District of South Carolina on Pinewood's request for a preliminary injunction against DHEC and the State of South Carolina. The South Carolina Federal District Court will hear Pinewood's Motion for a Preliminary Injunction on August 22, 2000.


                               FINANCIAL ASSURANCE
                           FRONTIER INSURANCE COMPANY

         The Loan Parties have learned that Frontier Insurance Company was removed from the Department of the Treasury's listing of approved sureties (Department Circular 570) on June 1, 2000. Consequently, frontier Insurance Company is no longer approved to issue surety bonds for closure, post closure and third-party financial assurance. Currently, approximately 50% (approximately $279 million in coverage) of the combined Loan Parties' financial assurance surety bonds are with Frontier Insurance Company.

The Loan Parties are working closely with Marsh and McLennan Companies to obtain new financial assurance surety bonds with sureties approved by the Department of the Treasury. The Loan Parties are also working closely with the U.S. EPA and a number of state regulatory agencies to obtain an extension of time for replacing the Frontier coverages. It is not certain that the Loan Parties will be able to obtain new financial assurance instruments to replace the Frontier coverages. If the Loan Parties are unable to replace the Frontier coverages within the allowable time frame (60 days in most cases unless an extension of time is obtained), many of the Loan Parties may be in violation of their operating Permits which could subject the Loan Parties to enforcement sanctions including possible cessation of operation pending replacement of the financial assurance coverage.

                                                              SCHEDULE 8.2(b) TO
                                                                CREDIT AGREEMENT

                              EXISTING INDEBTEDNESS


Section 8.2b
Schedule of Existing Indebtedness
June 9, 2000


                             Debt                                Principal               Legal
                          Obligation                               Amount                Entity
-----------------------------------------------------           -----------   ---------------------------
Bank Debt
---------
Tranche A                                                       351,750,000   Safety-Kleen Services, Inc.
   Amended and Restated Credit Facility Dated 4/3/98
Tranche B                                                       393,000,000   Safety-Kleen Services, Inc.
   Amended and Restated Credit Facility Dated 4/3/98
Tranche C                                                       393,000,000   Safety-Kleen Services, Inc.
   Amended and Restated Credit Facility Dated 4/3/98
Revolver                                                        340,000,000   Safety-Kleen Services, Inc.
   Amended and Restated Credit Facility Dated 4/3/98
Canadian                                                  CDN$   71,892,450   Safety-Kleen Ltd.
   Amended and Restated Credit Facility Dated 4/3/98

High Yield
----------
Services High Yield                                             325,000,000   Safety-Kleen Services, Inc
    9.25% Senior Sub. Notes Due 2008
Corp. High Yield                                                225,000,000   Safety-Kleen Corp.
   9.25% Senior Notes Due 2009

Third Party
-----------
Citibank ISDA                                                    32,289,452   Safety-Kleen Services, Inc
    Prime Note dated 3/17/00
Toronto Dominion ISDA                                            37,171,237   Safety-Kleen Services, Inc
    Prime Note dated 3/16/00
Elgin Line                                                        6,237,575   Safety-Kleen Systems, Inc.
    Demand Note dated 3/14/00
Toronto Dominion Overdraft                                CDN$   25,236,038   Safety-Kleen Ltd.
   Canadian Operating Line
Westinghouse Note                                                60,000,000   Safety-Kleen Corp.
    Westinghouse Promissory Note dated 5/15/97
RACT Note                                                         1,943,260   Safety-Kleen Services, Inc
    Ract, Inc. Promissory Note due 3/19/01
Semnani Note (USPCI - Grassy/Grayback)                               58,182   Safety-Kleen (Lone & Grassy Mtn.), Inc.
     Note due 4/15/01
Davis Note (LLE - Bryson)                                            44,202   Safety-Kleen (TG), Inc.
    Note due 3/01/01
Toyota Motor Credit                                                 522,443   Safety-Kleen Systems, Inc.
    Forklift Capital Leases
GE Capital Aircraft                                               8,174,735   Safety-Kleen Systems, Inc.
    Lease agreement dated 12/10/98
Miscellaneous                                                        84,065

Industrial Revenue Bonds
------------------------
Aragonite                                                        45,700,000   Safety-Kleen Corp.
    Tooele County, Utah  Due 7/01/27
California Polution Control                                      19,500,000   Safety-Kleen Corp.
     Cal. Poll. Cont. Financing Auth. Due 7/01/07
Clive                                                            10,000,000   Safety-Kleen (Clive), Inc.
    Tooele County, Utah  USPCI  Due 8/10/10

7/28/00                                                                                               Page 1

Osco                                                             15,700,000   Safety-Kleen (Nashville), Inc.
   Nashville and Davidson County  Due 5/01/03

7/28/00                                                                                               Page 2

                                                              SCHEDULE 8.3(f) TO
                                                                CREDIT AGREEMENT





                                 EXISTING LIENS


                                                  Schedule of Pre-Petition Liens:

Debtor Name                   Secured Party/                              Type of               File        Collateral Description/
                              Amended or Assigned      Jurisdiction       Filing    File Date   Number      Comments
                              Name
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp             William Scotsman, Inc.   New York - Erie    UCC-1     09/29/99    Q55-8311    Leased 40'x 8' mobile
                                                       County                                               office, serial #
                                                                                                            CT-06062
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp             William Scotsman, Inc.   New York - Erie    UCC-1     11/22/99    Q71-3982    Leased 40'x 8'mobile
                                                       County                                               office, serial #CT-07-
                                                                                                            144
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (Bartow), Inc.   Toyota Motor Credit      Florida-           UCC-1     06/24/99    990000142   One truck model, 2
                              Corporation              Secretary of                             832         battery model
                                                       State
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (Bridgeport),    Chesapeake Bank of       New Jersey -       UCC-1     Copy        1960862     L-EZ-GO Workhorse ST
Inc.                          Maryland                 Secretary of                 illegible               Sport
                                                       State
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (Bridgeport),    Citicorp Del Lease,      South Carolina -    UCC-1    11/17/98    981117-     (2) Used Yale Model
Inc.                          Inc.                     Secretary of                             102822A     GDPO50 Serial #'s 545835
                                                       State                                                & 545836 with 86" x 190
                                                                                                            Mast/42" Forks/Sideshift
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (Buttonwillow),  Xerox Corporation        California -       UCC-1     10/08/98    98289600    Leased Xerox 5385 with
Inc.                                                   Secretary of                             55          all parts, attachments,
                                                       State                                                additions, replacements
                                                                                                            and repairs
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (Buttonwillow),  The Quinn Company        California -       UCC-1     12121/98    98362600    1998 Caterpillar
Inc.                                                   Secretary of                             97          Model815F Compactor
                                                       State
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (Chattanooga),   Caterpillar Financial    Tennessee-         UCC-1     02/09/00    300-008     2 Caterpillar lift
Inc.                          Services Corporation     Secretary of                             408         trucks and substitu-
                                                       State                                                tions, replacements,
                                                                                                            additions and
                                                                                                            accessions.
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (Chattanooga),   Caterpillar Financial    Tennessee -        UCC-1     02/09/00    300-008409  1 Caterpillar lift truck
Inc.                          Services Corporation     Secretary of                                         and substitutions,
                                                       State                                                replacements, additions
                                                                                                            and accessions.

Safety-Kleen ENV Services,    Cisco Systems Capital    Ohio, Summit       UCC-1     03/16/99    21029030    Leased computer network-
Inc.                          Corporation              County                                               ing equipment
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Services, Inc.   Cisco Systems Capital    Ohio, Summit       UCC-1     08/20/99    21034722    Equipment under Master
                              Corporation              County                                               Agreement to Lease
                                                                                                            Equipment and schedules
                                                                                                            thereto, and related
                                                                                                            rights and property
------------------------------------------------------------------------------------------------------------------------------------
Safety Kleen                  Pitney Bowes Credit      Pennsylvania-      UCC-1     11/15/99    30931728    Equipment subject to
                              Corporation              Secretary of                                         5/18/99 lease between
                                                       the Commonwealth                                     debtor and secured party
------------------------------------------------------------------------------------------------------------------------------------
Safety Kleen                  Xerox Corporation        California -       UCC-I     10/08/98    9828960055  Leased Xerox 5385 with
                                                       Secretary of                                         all parts, attachments,
                                                       State                                                additions, replacements
                                                                                                            and repairs
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Services, Inc.   Cisco Systems Capital    Massachusetts -    UCC- 1    08-31-99    99657394    Equipment leased under
                              Corporation              Norfolk County                                       1/14/98 Master Lease
                                                                                                            between debtor and
                                                                                                            secured  party, and
                                                                                                            related rights and
                                                                                                            property
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Services, Inc.   Cisco Systems Capital    South Carolina,    UCC-1     11/10/98    981110-     Leased computer
                              Corporation              S/S                                      11443 1 A   networking equipment
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Services, Inc.   Cisco Systems Capital    South Carolina,    UCC-1     08/19/99    990819-     Equipment leased under
                              Corporation              S/S                                      100837A     1/11/98 Master Lease
                                                                                                            between debtor and
                                                                                                            secured party, and
                                                                                                            related rights
                                                                                                            and property

Safety-Kleen Services, Inc.   Cisco Systems Capital    South Carolina,    UCC-1     09/03/99    990903-     Equipment leased under
                              Corporation              S/S                                      105522A     1/14/98 Master Lease
                                                                                                            between debtor and
                                                                                                            secured party, and
                                                                                                            related rights and
                                                                                                            property
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Services, Inc.   Cisco Systems Capital    South Carolina,    UCC-1     11/10/98    981110-     Leased computer network-
                              Corporation              S/S                                      114422A     ing equipment
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Services, Inc.   Cisco Systems Capital    Texas-             UCC-1     08/19/99    99-169602   Equipment leased under
                              Corporation              Secretary of                                         1/14/98 Master Lease
                                                       State                                                between debtor and
                                                                                                            secured party and
                                                                                                            schedules thereto, and
                                                                                                            related rights and
                                                                                                            property
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Services, Inc.   Cisco Systems Capital    New York-          UCC-1     00/09/99    07879       Equipment leased under
                              Corporation              Onondaga County                                      1/14/98 Master Lease
                                                                                                            between debtor and
                                                                                                            secured party and
                                                                                                            schedules thereto, and
                                                                                                            related rights and
                                                                                                            property
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen                  Xerox Corporation        California -       UCC-1     10/08/98    9828960055  Leased Xerox 5385 with
                                                       Secretary of                                         all parts,  attachments,
                                                       State                                                additions, replacements
                                                                                                            and repairs
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            IBM Credit Corporation   Delaware-          UCC-1     03/28/00    0019349     Leased computer equip-
                              (Lessor)                 Secretary of                                         ment and peripheral
                                                       State                                                equipment and goods

Safety-Kleen Corp. (Lessee)   IBM Credit Corporation   South Carolina,              04/09/99    990409-     Leased computer equip-
                              (Lessor)                 S/S                                      094504A     ment and peripheral
                                                                                                            equipment and goods
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp. (Lessee)   IBM Credit Corporation   South Carolina,              04/28/99    990428-     Leased computer equip-
                              (Lessor)                 S/S                                      144031A     ment and peripheral
                                                                                                            equipment and goods
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp. (Lessee)   IBM Credit Corporation   South Carolina,              05/25/99    990525-     Leased computer equip-
                              (Lessor)                 S/S                                      101127A     ment and peripheral
                                                                                                            equipment and goods
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            NMHG Financial           South Carolina,              06/01/99    990601-     Leased forklift and
                              Services, Inc.           S/S                                      111005A     related rights and
                                                                                                            property
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            The Bank of Nova Scotia  South Carolina,              06/04/99    990604-     Collateral Account
                              Trust Company of New     S/S                                      132846A     in connection with the
                              York, as Trustee                                                              Company's 5/17/99 high
                                                                                                            yield debt offering
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corporation      Citicorp Del Lease,      South Carolina,              06/16/99    990616-     John Deere with backhoe
                              Inc.                     S/S                                      102834A     equipment
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            NMHG Financial           South Carolina,              09/13/99    990913-     Leased forklift and
                              Services, Inc.                                                    102041A     related rights and
                                                                                                            property
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp. (Lessee)   IBM Credit Corporation   South Carolina,              03/02/00    000302-     Leased computer equip-
                              (Lessor)                 S/S                                      101446A     ment and peripheral
                                                                                                            equipment and goods

Safety-Kleen Corp. (Lessee)   IBM Credit Corporation   South Carolina,    UCC-1     03/02/00    000302-     Leased computer equip-
                              (Lessor)                 S/S                                      101528A     ment and peripheral
                                                                                                            equipment and good
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp. (Lessee)   IBM Credit Corporation   South Carolina,    UCC-1     03/06/00    000306-     Leased computer equip-
                              (Lessor)                 S/S                                      145235A     ment and peripheral
                                                                                                            equipment and goods
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp. (Lessee)   IBM Credit Corporation   South Carolina,    UCC-1     03/236/00   000323-     Leased computer equip-
                              (Lessor)                 S/S                                      103615A     ment and peripheral
                                                                                                            equipment and good
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (NE), Inc.       Brodie, Inc. d/b/a       Massachusetts -    UCC-1     01/10/00    687526      Two Toyota Cushion Tire
                              Toyota Lift of Boston    Secretary of the                                     Forklifts
                              Assignee: Toyota Motor   Commonwealth
                              Credit Corp.
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (NE), Inc.       Brodie, Inc. d/b/a       Massachusetts -    UCC-1     01/10/00    687527      Three Toyota Cushion
                              Toyota Lift of Boston    Secretary of the                                     Tire Forklifts
                              Assignee: Toyota Motor   Commonwealth
                              Credit Corp
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (NE), Inc.       Brodie, Inc. d/b/a       Massachusetts -    UCC-1     01/11/00    2015        Three Toyota Cushion
                              Toyota Lift of Boston    North Andover                                        Tire Forklifts
                              Assignee: Toyota Motor   Town Clerk
                              Credit Corp
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (NE), Inc.       Brodie, Inc. d/b/a       Massachusetts -    UCC-1     01/11/00    2016        Two Toyota Cushion Tire
                              Toyota Lift of Boston    North Andover                                        Forklifts
                              Assignee: Toyota Motor   Town Clerk
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            NBD Equipment Finance,   Indiana -          UCC-i     02/23/96    2035532     Leased Savin Model9013Z
                              Inc. F/K/A NBD Leasing,  Secretary of                                         Copier
                              Inc.                     State

Safety-Kleen Corp             IBM Credit Corporation   Indiana -          UCC-1     03/31/00    2315298     Leased computer equip-
                              (LESSOR)                 Secretary of                                         ment and peripheral
                                                       State                                                equipment and goods
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            Newcourt Communications  Indiana -          UCC-1     07/12/99    2267787     Leased equipment under
                              Finance Corporation      Secretary of                                         Lease No. M512054
                              (LESSOR)                 State
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Services, Inc.   Cisco Systems Capital    Indiana -          UCC-1     09/01/99    2277884     Equipment leased under
                              Corporation              Secretary of                                         1/14/98 Master Lease
                                                       State                                                between debtor and
                                                                                                            secured party and
                                                                                                            schedules thereto, and
                                                                                                            related rights and
                                                                                                            property
------------------------------------------------------------------------------------------------------------------------------------
Safety Kleen                  Pitney Bowes Credit      Pennsylvania -     UCC-1     11/15/99    30931728    Equipment subject to
                              Corporation              Secretary of                                         5/18/99 lease between
                                                       the Commonwealth                                     debtor and secured party
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            Signet Leasing and       Illinois, Kane     UCC-1     10/24/95,   SBI74466,   209 Ford trucks and
                              Financial Corporation    County             and       01/02/96    SB174925    Chevrolet vans and mini
                                                                          UCC-3                             vans
                                                                          Amendment
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            NationsBanc Leasing      Illinois, Kane     UCC-1     06/17/97,   SBI78591,   1 Cessna Citation VII
                              Corporation of North     County             and       07/01/97,   Bl78688,    aircraft and 120 leased
                              Carolina                                    UCC-3     07/25/97,   B178842,    Chevrolet, GMC, Ford and
                                                                          Amend-    09/08/97,   Bl79110,    Pete vans, trucks and
                                                                          ments     06/03/98    B180497     wagon
                                                                          and
                                                                          Assignment

Safety-Kleen Corporation      Caterpillar Financial    Pennsylvania,      UCC-1     04/14/97    97-1926     1 Caterpillar lift truck
                              Services Corporation     Cumberland County                                    and substitutions,
                                                                                                            replacements, additions
                                                                                                            and accessions
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    Bank One Leasing Corp.   Kentucky - Boyd    UCC-1     06/21/99    9949761     1998/Astro Chevrolet
                                                       County                                               Serial No. 1GCDM19WB
                                                                                                            19400 Truck No. SK60391
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    General Electric         Kentucky-- Boyd    UCC-1     01/11/00    2054097     1996 Chevrolet Serial
                              Capital Corporation      County                                               No. 1GCDM19W2TB176933
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            Bank of America Leasing  Kentucky - Boyd    UCC-1     04/24/00    2056330     1995/ Astro Chevrolet
                              & Capital, LLC           County                                               Serial No. IGCDM19WlSB
                                                                                                            181832
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            First Access/Toyota     PA- Luzerne        UCC-1     8/12/96     1393-96     Leased Forklift
                              Motor Credit             County
                              Corporation
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp             IBM Credit Corporation   Kentucky -         UCC-1     04/05/00    200008235   Leased computer equip-
                              (Lessor)                 Fayette County                                       ment and peripheral
                                                                                                            equipment and goods
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp             Bank of America Leasing  Kentucky -         UCC-1     04/20/00    200009702   1996 Ford Aerostar
                              & Capital, LLC           Fayette County                                       Serial No. 1 FTDA1
                                                                                                            4U2TZB15183
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    U.S. Bancorp Leasing &   Kentucky -         UCC-1     03/24/00    200007129   1999 Peterbilt Serial
                              Financial                Fayette County                                       No. 1NPZLAOXlXD711154

------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    U.S. Bancorp Leasing &   Kentucky -         UCC-1     03/31/00    200007810   1996 Peterbilt Serial
                              Financial                Fayette County                                       No. 1XPFL79X3TN400716


Safety-Kleen Systems, Inc.    U.S. Bancorp Leasing &   Kentucky -         UCC-1     05/16/00    200012042   1993 Ford Serial No.
                              Financial                Fayette County                                       1FCKE39HlPHB60727
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            IBM Credit Corporation   SD- S/S            UCC-1     4/28/00     001191000   Leased computer equip-
                                                                                                4260        ment and peripheral
                                                                                                            equipment and goods
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            IBM Credit Corporation   SD- S/S            UCC-1     4/7/00      000981100   Leased computer equip-
                                                                                                269         ment and peripheral
                                                                                                            equipment and goods
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Services, Inc.   Cisco Systems Capital    SD- S/S            UCC-1     8/31/99     992430901   Equipment leased under
                              Corporation                                                       600         1/14/98 Master Lease
                                                                                                            between debtor and
                                                                                                            secured party and
                                                                                                            schedules thereto, and
                                                                                                            related rights and
                                                                                                            property
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp. as         Newcourt Communications  Indiana- Lake      UCC-1     07/16/99    99002131    Leased equipment under
Lessee                        Finance Corporation as   County                                               Lease No. M512054
                              Lessor
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    NationsBank Leasing      SC- S/S            UCC-1     8/21/98     115702 A    exhibit missing from
                              Corporation                                                                   search results
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    General Electric         SC- S/S            UCC-1     12/31/98    130500A     specific equipment; copy
                              Capital Corporation                                                           illegible
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    Banc One Leasing         SC- S/S            UCC-1     6/10/99     102447A     42 leased Chevrolet vans
                              Corporation
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    Banc One Leasing         SC- S/S            UCC-1     6/10/99     102556A     98 leased Chevrolet
                              Corporation                                                                   trucks and vans

Safety-Kleen Services, Inc.   Cisco Systems Capital    IA- S/S            UCC-1     8/31/98     P038798     Equipment leased under
                              Corporation                                                                   1/14/98 Master Lease
                                                                                                            between debtor and
                                                                                                            secured party and
                                                                                                            schedules thereto, and
                                                                                                            related rights and
                                                                                                            property
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            IBM Credit Corporation   IA- S/S            UCC-1     3/28/98     P093030     Leased computer equip-
                                                                                                            ment and peripheral
                                                                                                            equipment and goods
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (GS), Inc.       N/A                      California, -      State     04/24/00    0012260433  State tax lien in the
                                                       Secretary of       tax                               amount of $4267.08.
                                                       State              lien
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen et al in         Centry Constructors &    Third Judicial     Mechanics 5/16/00     Civil No.   $132,718.83
respect of the Safety-Kleen   Engineers,  L.C.         District Court     lien                  000300434CN
(Clive), Inc. facility                                 for Toole County,  fore-
                                                       State of Utah      closure


------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    W.E. Carlson             IL                 Notice    4/27/00     N/A         $10,800.00
                              Corporation                                 and
                                                                          claim of
                                                                          mechanics'
                                                                          lien
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (WT), Inc.       Storage USA              TN                 Notice    5/28/00     N/A         $256.83;
                                                                          of
                                                                          warehouse
                                                                          men's
                                                                          lien and
                                                                          foreclosure


------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (Bridgeport),    Geo. P. Reintjes Co.,    NJ                 Const-    6/7/00      N/A         295,458.50
Inc.                          Inc.                                        uction
                                                                          lien
                                                                          claim

Safety-Kleen (Roebuck), Inc.  Cannon Roofing Co.,      SC                 Notice    6/14/00     N/A         $25,630.00
                              Inc.                                        and
                                                                          certifi-
                                                                          cate of
                                                                          mechanics'
                                                                          lien
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (WT), Inc.       Holt Plumbing Heating    TN: Davidson       Notice    6/26/00                 $10,500.00
                              and Cooling, Inc.        County Register    and
                                                       of Deeds           affidavit
                                                                          of lien

------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp.            Cornerstone Environ-     CA: Contra Costa   Claim of  6/14/00                 $61,589.45
                              mental (Randy Fowler)    County Recorder    Mechan-
                                                                          ics, lien
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc.    TXI Operations, LP       TX: Denton County  Mechan-   6/15/00                 $150,903.88
                              d/b/a Texas Industries   Clerk of Court     ics' lien
                                                                          affidavit
------------------------------------------------------------------------------------------------------------------------------------
Safety-Kleen (Encotec), Inc.  Western Atlas            TX: Harris County  TX Prop.  6/23/00                 claim of $4,579.00
                              Intentional d/b/a Baker                     Code Art.                         secured by water wells
                              Atlas                                       56.021,                           and appurtenant property
                                                                          56.023,
                                                                          56.003
------------------------------------------------------------------------------------------------------------------------------------
See below**                   AIG Insurance Company    South Carolina -   UCC-1     03/27/00    000327-     Security Agreement/
                                                       Secretary of                             161840A     General Indemnity
                                                       State                                                Agreement relating to
                                                                                                            the secured  party's
                                                                                                            issuance of construction
                                                                                                            surety bonds
------------------------------------------------------------------------------------------------------------------------------------

**Dirt Magnet, Inc., Safety-Kleen (Altair), Inc., Safety-Kleen (California),  Inc., Safety-Kleen  (Chattanooga),  Inc., Safety-Kleen
Chemical Services,  Inc.,  Safety-Kleen  (Clive),  Inc.,  Safety-Kleen  (Crowley),  Inc.,  Safety-Kleen  (Custom  Transport),  Inc.,
Safety-Kleen  (Delaware),  Inc.,  Safety-Kleen  (Deer Park),  Inc.,  Safety-Kleen  (Deer Trail),  Inc.,  [3E Company  Environmental,
Ecological and Engineering,] Elgint Corp., Safety-Kleen  Envirosystems Company,  Safety-Kleen  Envirosystems Company of Puerto Rico,
Safety-Kleen (Gloucester),  Inc., Safety-Kleen Holdings, Inc., Safety-Kleen Osco Holdings, Inc., Safety-Kleen (LaPorte), Inc., LEMC,
Inc., Safety-Kleen (Los Angeles), Inc.,



Chemclear,  Inc.  of Los  Angeles,  Safety-Kleen  (Lone  and  Grassy  Mountain),  Inc.,  The  Midway  Gas and Oil Co.,  Safety-Kleen
(Minneapolis),  Inc., Safety-Kleen (Mt. Pleasant), Inc., Ninth Street Properties,  Inc., Safety-Kleen Oil Recovery Co., Safety-Kleen
Oil Services, Inc., Safety-Kleen  (Pecatonica),  Inc., Petrocon, Inc., Safety-Kleen  (Pinewood),  Inc., Safety-Kleen  (Placquemine),
Inc.,  Safety-Kleen (PPM), Inc., Safety-Kleen (Puerto Rico), Inc.,  Safety-Kleen  (Roebuck),  Inc.,  Safety-Kleen  (Encotec),  Inc.,
Safety-Kleen  (Rosemount),  Inc.,  Safety-Kleen (San Antonio),  Inc.,  Safety-Kleen (San Jose), Inc.,  Safety-Kleen (Sawyer),  Inc.,
Safety-Kleen Services,  Inc., SK Real Estate, Inc., Safety-Kleen (Sussex),  Inc., Safety-Kleen (Tipton), Inc., Safety-Kleen (Tulsa),
Inc., USPCI , Inc. of Georgia, Safety-Kleen, White Castle, Inc., Safety-Kleen (Wichita), Inc., Safety-Kleen (WT), Inc., Safety-Kleen
Corp, Inc., Safety-Kleen (NE), Inc., Safety-Kleen (TG), Inc., Safety-Kleen (FS), Inc., Safety-Kleen (TS), Inc.,


                                                              SCHEDULE 8.4(a) TO
                                                                CREDIT AGREEMENT

                         EXISTING GUARANTEE OBLIGATIONS

                                                                 SCHEDULE 8.4(a)

                                   THIRD PARTY
                              CORPORATE GUARANTEES

1) Guaranty of Safety-Kleen Services, Inc. for the performance of JTM Industries, Inc. pursuant to the Master Equipment Lease with Cargill Leasing Corporation: Lease dated 9/18/93; Guaranty dated 1/19/96. Amount:
      $1,071,250.

2)    Guaranty  of  Safety-Kleen  Services,  Inc.  for the  performance  of ECDC
      regarding   freight   transportation  by  Consolidated  Rail  Corporation.
      Guaranty dated 3/15/96. Amount: up to $1,000,000.


3) Guaranty of Safety-Kleen Corp. for the payment of principal and interest due under the 1997 Series A Carbon County Solid Waste Disposal Refunding Revenue Bonds. Guaranty dated 7/1/97. Amount: $20,000,000.

4) Guaranty of Safety-Kleen Services, Inc. for the performance of JTM Industries, Inc. pursuant to the Master Equipment Lease with General Electric Capital Corporation; Lease dated 7/1/93; Guaranty dated 8/24/93.

5) Guaranty of Safety-Kleen Corp. for the performance of SK Services (East) LC pursuant to its Contract No. PCD 233.250 with the Hudson County Improvement Authority. Guaranty dated 2/97. Amount: up to $11,000,000.

6) Guaranty of Safety-Kleen Services, Inc. for the performance of Hughes Barge Line pursuant to its Master Lease Agreement with the CIT Group. Guaranty dated 8/4/98. Amount: $1,800,000.

7) Guaranty of Safety-Kleen Corp. for the performance of Memco Barge Line, Inc. pursuant to its charter agreement with Hughes Brothers, Inc. Guarantee dated 2/17/98.

8) Guaranty of Safety-Kleen Services, Inc. for the performance of JTM Industries, Inc. pursuant to its contract with Union Camp Corporation for the sale of Marketable By-products. Guaranty dated 3/2/92.

9) Guaranty of Safety-Kleen Services, Inc. for the performance of JTM Industries, Inc. pursuant to its Master Lease Agreement with Deutsche Credit Corporation. Lease dated 6/30/94; Amount: 5,069,358.51. (Lease term was 60 months may have expired.)

10) Guaranty of Safety-Kleen Services, Inc. for the performance of JTM Industries, Inc. pursuant to its Master Lease Agreement 0543-83 with General Electric Rail Car Leasing Services Corporation. Lease dated 7/16/93.






                                CONTROLLED GROUP
                              CORPORATE GUARANTEES

1) Guaranty of Safety-Kleen Corp. for the performance of Safety-Kleen Services, Inc. pursuant to its Master Lease Agreement (01-M06360-00) with COMDISCO, Inc.. Lease dated 7/19/93; Guaranty dated 11/20/98.

2) Guaranty of Safety-Kleen Services, Inc. for the performance of Hydrocarbon Recyclers, Inc. pursuant to its agreement with Rineco Chemical Industries, Inc. regarding the transportation, treatment, and disposal of waste. Guaranty dated 4/18/85.

3) Guaranty of Safety-Kleen Systems, Inc. for the performance of Safety-Kleen Canada Inc. pursuant to its letter agreement with the Canadian Imperial Bank of Commerce. Guaranty dated 6/1/90. Amount: up to Cdn$5,000,000.

                                                                 Schedule 8.4(a)

4) Guaranty of Safety-Kleen Systems, Inc. for the performance of Safety-Kleen Canada Inc. pursuant to its letter agreement with the Royal Bank of Canada. Agreement dated 5/30/96; Guaranty dated 5/30/96. Amount: us to
      Cdn$6,000,000. 5) Guaranty of Safety-Kleen Systems, Inc. for the performance of Safety-Kleen Canada Inc. pursuant to its letter agreement with the NBD Bank of Canada. Guaranty dated 7/25/95. Amount: up to Cdn$3,000,000.

6)    Guaranty of Safety-Kleen Systems, Inc. for the performance of Safety-Kleen
      (UK) Limited pursuant to its letter agreement with the International Westminster Bank PLC. Guaranty dated 10/28/88. Amount: $5,000,000.

7) Guaranty of Safety-Kleen Systems, Inc. for the performance of Safety-Kleen Beteiligungs GmbH pursuant to its letter agreement with Deutsche Bank AG.
      Amount: DM70,000,000.

8) Guaranty of Safety-Kleen Services, Inc. for the performance of Safety-Kleen Systems, Inc. pursuant to its Aircraft Lease Agreement with General Electric Capital Corporation. Guaranty dated 12/10/98. Amount:
      $7,604,663.89.

9) Guaranty of Safety-Kleen Services, Inc. for the performance of Safety-Kleen Systems, Inc. pursuant to its Equipment Lease Agreement with General Electric Capital Corporation. Guaranty dated 12/30/98. Amount:
      $769,000.

10) Guaranty of Safety-Kleen Services, Inc. for the performance of Safety-Kleen Systems, Inc. pursuant to its Equipment Lease Agreement with Ameritech Credit Corporation. Guaranty dated 11/24/98. Amount: $8,712,000.

11) Guaranty of Safety-Kleen Services, Inc. for the performance of Safety-Kleen Systems, Inc. pursuant to its Equipment Lease Agreement with USBankcorp. Leasing and Financial. Guaranty dated 12/28/98. Amount:
      $19,977,000.

12) Guaranty of Safety-Kleen Services, Inc. for the performance of Safety-Kleen Systems, Inc. pursuant to its Equipment Lease Agreement with Banc One Leasing Corporation. Guaranty dated 5/26/99. Amount:
      $4,960,436.93.

13) Guaranty of Safety-Kleen Services, Inc. for the performance of Safety-Kleen Services (Canada) Ltd. pursuant to its Equipment Lease
      Agreement  with  Bank of Nova  Scotia.  Guaranty  dated  5/26/99.  Amount:
      Cdn$4,033,477.85.

14) Guaranty of Safety-Kleen Corp. fka Laidlaw Environmental Services, Inc. and certain of its subsidiaries to General Motors Corporation dated on or about November 30, 1997 guaranteeing performance by Allied Waste Systes of certain waste management and disposal obligations of Safety-Kleen Corp. and certain of its present and/or former subsidiaries under a contract with General Motors Corporation designated Contract Number 4070 as amended.


LETTERS OF CREDIT

Reliance Insurance Company of Illinois
77 Water Street
New York, NY 1005
Attention: Treasury Department
Holding a Toronto Dominion LOC #1460 for $2,500,000 as indemnification for our closure & post closure financial assurance program.
Entity: Safety-Kleen Services, Inc.         LOC Issued: December 10, 1997

Reliance Insurance Company of Illinois
77 Water Street
New York, NY 1005
Attention: Treasury Department
Holding a Toronto Dominion LOC #1461 for $2,500,000 as indemnification for our closure & post closure financial assurance program.
Entity: Safety-Kleen Services, Inc.         LOC Issued: December 10, 1997

Reliance Insurance Company of Illinois
77 Water Street
New York, NY 1005

                                                                 Schedule 8.4(a)
Attention: Treasury Department
Holding a Toronto Dominion LOC #1459 for $10,000,000 as indemnification for our closure & post closure financial assurance program.
Entity: Safety-Kleen Services, Inc.         LOC Issued: December 10, 1997

Reliance National Indemnity Company
77 Water Street
New York, NY 1005
Attention: Treasury Department
Holding a Toronto Dominion LOC #1520 for $4,400,000 as indemnification for our pre-merger auto liability, general liability and workers' compensation claims.
Entity: Safety-Kleen Corp.                  LOC Issued: June 10, 1998

Reliance National Indemnity Company
77 Water Street
New York, NY 1005
Attention: Treasury Department
Holding a Toronto Dominion LOC #1565 for $9,600,000 as indemnification for our pre-merger auto liability, general liability and workers' compensation claims.
Entity: Safety-Kleen Systems, Inc.          LOC Issued: June 10, 1998

Reliance National Indemnity Company
77 Water Street
New York, NY 1005
Attention: Treasury Department
Holding a Toronto Dominion LOC #1521 for $10,000,000 as indemnification for our pre-merger auto liability, general liability and workers' compensation claims.
Entity: Safety-Kleen Systems, Inc.          LOC Issued: June 10, 1998

National Union Fire Insurance Company of Pittsburgh, PA
80 Pine Street
New York, NY 1005
Attention: Account Services Team
Holding a Toronto Dominion LOC #1566 for $7,040,000 as indemnification for our pre-merger auto liability, general liability and workers' compensation claims.
Entity: Safety-Kleen Systems, Inc.          LOC Issued: September 30, 1998




Continental Insurance Company,
Continental Casualty Company &
Transcontinental Technical Services
C/O CAN Risk Management Group
CAN Plaza
Chicago, Illinois 60685
Attention: Director Account Services
Holding a Toronto Dominion LOC #1472 for $3,000,000 as indemnification for our pre-merger auto liability, general liability and workers' compensation claims.
Entity: Safety-Kleen Services, Inc.         LOC Issued: December 10, 1997

Frontier Insurance Company
195 Lake Louise Marie Road
Rock Hill, NY 12701
Holding a Toronto Dominion LOC #1452 for $28,500,000 as indemnification for our closure & post closure financial assurance program.

                                                                 Schedule 8.4(a)

Entity: Safety-Kleen Services, Inc.         LOC Issued: November 6, 1997

London Guarantee Insurance Company
77 King Street West, Suite 3426
Toronto, Ontario, Canada M5K 1K2
Holding a Toronto Dominion LOC #1020-9854 for CAD$3,300,000 as indemnification for our closure & post closure financial assurance program.
Entity: Safety-Kleen (Canada) Ltd.          LOC Issued: November 20, 1998

Laidlaw Transportation Inc.
3221 North Service Road
Burlington, Ontario, Canada L7R 1H6
Holding a DKB LOC # SDC-034952 for $6,000,000 as indemnification for our merger auto liability, general liability and workers' compensation claims.
Entity: Safety-Kleen Services, Inc.         LOC Issued: December 6, 1999


INDEMNIFICATION/REIMBURSEMENT AGREEMENTS

London Guarantee Insurance Company
77 King Street West,
Suite 3426
Toronto, Ontario, Canada M5K 1K2
Indemnification for our closure, post closure financial assurance program and other surety bonds.
Entity:  Safety-Kleen Corp.         Agreement Issued: January 18, 1999

Hartford Fire Insurance  Company
C/O Marsh Canada Limited
70 University  Avenue,
Suite 800
Toronto, Ontario, Canada M5 London Guarantee Insurance Company
77 King Street West,
Suite 3426
Toronto, Ontario, Canada M5J 2M4
Indemnification for our closure, post closure financial assurance program and other surety bonds.
Entity: Safety-Kleen Services (Canada) Ltd.   Agreement Issued: July 1, 1998

Frontier Insurance  Company
195 Lake Louise Marie Road
Rock  Hill,  NY 12701
Indemnification for our closure, post closure financial assurance program and other surety bonds.
Entity: Laidlaw Environmental Services, Inc. Agreement Issued: November 21, 1997

Reliance Insurance Company of Illinois
77 Water Street
New York, NY 1005
Attention:  Treasury  Department
Indemnification  for our closure & post  closure  financial  assurance  program.
Policies  #   NTA1632807,   NTA1632809,   NTA1632808,   NTA163208,   NTA1632810,
NTA2510948,  NTA2511605,  NTA2511606,  NTA2511637 & NTA 2517504 Entity:  Laidlaw
Environmental Services, Inc. Agreement Issued: November 17, 1997

Helmsman Management Services, Inc.
Riverside Office Park
9 Riverside Road
Wesson, MA 02493-2290
Deductible  reimbursement  of workers'  compensation  claim payment  program for
pre-merger   losses.   Contract   #   WP8-64B-004224-027,    WP8-64B-004224-026,
WP8-64B-004224-016,  WP8-64B-004224-037,  WP8-64B-004224-017, WP8-64B-004224-047
Entity: Safety-Kleen Services, Inc.          Agreement Issued: August 18, 1999

GAB Robins North America, Inc.
9 Campus Drive, Suite 7

                                                                 Schedule 8.4(a)

Parsimony,  NJ 07054-0316
Deductible reimbursement of claim payment program for pre-merger losses. Contract # 383100
Entity: Safety-Kleen Corp.    Agreement Issued: August 9, 1998

                                                                 SCHEDULE 8.8 TO
                                                                CREDIT AGREEMENT

                              EXISTING INVESTMENTS


                                                                                            Schedule 8.8


     OTHER U.S. INVESTMENTS:           CLASS OF      STOCK      NO. OF     SHAREHOLDER
                                        STOCK        CERT.      SHARES
                                                      NO.       ISSUED


SK Services (East), L.C. (1)                                               Safety-Kleen (Delaware), Inc.

SK Services, L.C. (2)                                                      Safety-Kleen (Delaware), Inc.

3E Company Environmental, Ecological    Common        12          151,000  Safety-Kleen Systems, Inc.
and Engineering  (3)
                                                      13          453,000  Safety-Kleen Systems, Inc.

Curbside, Inc. (4)                      Common        17           98,000  Safety-Kleen Systems, Inc.
(5)

(6)

(7)

ArmaKleen Partnership                                                      Safety-Kleen Services, Inc. (50%
                                                                           partner)

The Phoenix Project                                                        Safety-Kleen Services, Inc. (80%
                                                                           interest in low level radioactive
                                                                           waste permit project for Grassy
                                                                           Mountain Landfill)


   NOTES OR LOANS TO NON-                      PAYEE                              PRINCIPAL AMOUNT
AFFILIATED COMPANIES OR NON-
         EMPLOYEES

 Safety-Kleen Services, Inc.               Gerry Brossard                              $7650.00

         LEMC, Inc.                           SKOWF                      Approx. $1,500,000.00 (mortgage)

         LEMC, Inc.                        Johnny Brown                              $900,000.00

---------------------

(1) There are no certificates issued. Safety-Kleen (Delaware), Inc. has a 100% ownership interest in this limited liability corporation.

(2) There are no certificates issued. Safety-Kleen (Delaware), Inc. has a 100% ownership interest in this limited liability corporation.

(3) Safety-Kleen  Systems,  Inc.  has an option to purchase  the  remaining  outstanding  shares of 3E in accordance with a Shareholder's Agreement.

(4) Safety-Kleen  Systems, Inc. has an option to purchase the remaining outstanding shares of Curbside in accordance with the Stock Purchase Agreement made as of June 24, 1997.

(5) USPCI of Mississippi,  Inc. has 2000 common shares, certificate number 1R, previously pledged to John
L. Maxey II as Escrow  Agent under  terms of First Amendment of Shareholder Agreement  pursuant to Merger
Merger governing the USPCI of Mississippi, Inc. stock dated January 5, 1996.

(6) Osco  Treatment  Systems  of  Mississippi,  Inc.  has 1,000  common  shares,  certificate  number 13, previously pledged on 1/5/96 to John L. Maxey II as Escrow Agent under the terms of Shareholder Agreement governing OSCO Treatment Systems of Mississippi, Inc. stock made 1/5/96.

(7) ECDC Environmental, L.C. was sold to Allied Waste Industries, Inc. on November 30, 1997. Northeastern
Remedial Corporation previously held a Class B  Membership Interest in ECDC Environmental, L.C. indicated
by certificate 6-B and a Class A Membership Interest indicated by certificate 2-A.

                                                                                                   Page 1


                                                                                            Schedule 8.8

             LEMC, Inc.                        Duane Everett                             $77,000.00

             LEMC, Inc.                          KC Brown                                $65,0000.00

       Safety-Kleen Systems, Inc.                Curbside                             $1,500,000.00

      Safety-Kleen Services, Inc.           Hughes Barge Line                         $1,700,000.00
                                                  LLC
      Sutton Street Realty Trust
     (beneficiary is Safety-Kleen           Dizzy Bridge Realty                         $545,115.54 (8)
 Chemical Services, Inc.)                         Trust




----------------------
(8) As of October 23, 1997 (the date of the note extension).


                                                                                                   Page 2


================================================================================


                              AMENDED AND RESTATED
                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                               SAFETY-KLEEN CORP.,

                          SAFETY-KLEEN SERVICES, INC.,

                         and their domestic Subsidiaries

                                   in favor of

                         TORONTO-DOMINION (TEXAS) INC.,
                         as General Administrative Agent

                       Initially Dated as of June 11, 2000

                    Amended and Restated as of July 19, 2000


================================================================================


093110-0154-08133-A06WFTXW-CMP

                                TABLE OF CONTENTS
                                                                                                               Page

SECTION 1.  DEFINED TERMS.........................................................................................2
         1.1  Definitions.........................................................................................2
              -----------
         1.2  Other Definitional Provisions.......................................................................6
              -----------------------------

SECTION 2.  GUARANTEE.............................................................................................6
         2.1  Guarantee...........................................................................................6
              ---------
         2.2  Right of Contribution...............................................................................7
              ---------------------
         2.3  No Subrogation......................................................................................7
              --------------
         2.4  Amendments, etc. with respect to the Borrower Obligations...........................................7
              ---------------------------------------------------------
         2.5  Guarantee Absolute and Unconditional................................................................8
              ------------------------------------
         2.6  Reinstatement.......................................................................................9
              -------------
         2.7  Payments............................................................................................9
              --------

SECTION 3.  GRANT OF SECURITY INTEREST............................................................................9

SECTION 4.  REPRESENTATIONS AND WARRANTIES.......................................................................10
         4.1  Representations in Credit Agreement; Holdings Representations......................................10
              -------------------------------------------------------------
         4.2  Title; No Other Liens..............................................................................11
              ---------------------
         4.3  Priority of Liens..................................................................................11
              -----------------
         4.4  Jurisdiction of Organization; Chief Executive Office...............................................12
              ----------------------------------------------------
         4.5  Inventory and Equipment............................................................................13
              -----------------------
         4.6  Farm Products......................................................................................13
              -------------
         4.7  Investment Property................................................................................13
              -------------------
         4.8  Receivables........................................................................................13
              -----------
         4.9  Intellectual Property..............................................................................13
              ---------------------

SECTION 5.  COVENANTS............................................................................................14
         5.1  Covenants in Credit Agreement......................................................................14
              -----------------------------
         5.2  Delivery of Instruments, Certificated Securities and Chattel Paper.................................14
              ------------------------------------------------------------------
         5.3  Maintenance of Insurance...........................................................................14
              ------------------------
         5.4  Payment of Obligations.............................................................................15
              ----------------------
         5.5  Maintenance of Perfected Security Interest; Further Documentation..................................15
              -----------------------------------------------------------------
         5.6  Changes in Locations, Name, etc....................................................................16
              --------------------------------
         5.7  Notices............................................................................................16
              -------
         5.8  Investment Property................................................................................16
              -------------------
         5.9  Receivables........................................................................................17
              -----------
         5.10  Intellectual Property.............................................................................17
               ---------------------
         5.11  Special Covenants of Holdings.....................................................................19
               -----------------------------

SECTION 6.  REMEDIAL PROVISIONS..................................................................................20
         6.1  Remedies; Obtaining Collateral Upon Default........................................................20
              -------------------------------------------
         6.2  Remedies; Disposition of the Collateral............................................................21
              ---------------------------------------
         6.3  Pledged Stock......................................................................................21
              -------------
         6.4  Application of Proceeds............................................................................22
              -----------------------
         6.5  Registration Rights................................................................................23
              -------------------

                                       ii

SECTION 7.  THE GENERAL ADMINISTRATIVE AGENT.....................................................................24
         7.1  Administrative Agent's Appointment as Attorney-in-Fact, etc........................................24
              -----------------------------------------------------------
         7.2  Duty of General Administrative Agent...............................................................26
              ------------------------------------
         7.3  Execution of Financing Statements..................................................................26
              ---------------------------------
         7.4  Authority of General Administrative Agent..........................................................26
              -----------------------------------------

SECTION 8.  MISCELLANEOUS........................................................................................27
         8.1  Amendments in Writing..............................................................................27
              ---------------------
         8.2  Notices............................................................................................27
              -------
         8.3  No Waiver by Course of Conduct; Cumulative Remedies................................................27
              ---------------------------------------------------
         8.4  Enforcement Expenses; Indemnification..............................................................27
              -------------------------------------
         8.5  Successors and Assigns.............................................................................28
              ----------------------
         8.6  Set-Off............................................................................................28
              -------
         8.7  Counterparts.......................................................................................28
              ------------
         8.8  Severability.......................................................................................28
              ------------
         8.9  Section Headings...................................................................................29
              ----------------
         8.10  Integration.......................................................................................29
               -----------
         8.11  GOVERNING LAW.....................................................................................29
               -------------
         8.12  Submission To Jurisdiction; Waivers...............................................................29
               -----------------------------------
         8.13  Acknowledgments...................................................................................30
               ---------------
         8.14  Absence of Prejudice with Respect to Matters Before the Bankruptcy Court..........................30
               ------------------------------------------------------------------------
         8.15  WAIVER OF JURY TRIAL..............................................................................30
               --------------------


SCHEDULES

Schedule 1        Investment Property
Schedule 2        Jurisdictions of Organization and Chief Executive Offices
Schedule 3        Inventory and Equipment Locations
Schedule 4        Intellectual Property
Schedule 5        Prepetition Real Estate Collateral

                              AMENDED AND RESTATED

                       GUARANTEE AND COLLATERAL AGREEMENT

                  AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, initially dated as of June 11, 2000, amended and restated as of as of July 19, 2000, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "GRANTORS"), in favor of TORONTO DOMINION (TEXAS), INC., as General Administrative Agent (in such capacity, the "GENERAL ADMINISTRATIVE AGENT") for the banks and other financial institutions or entities (the "LENDERS") from time to time parties to the Debtor in Possession Credit Agreement, initially dated as of June 11, 2000, amended and restated as of as of July 19, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among SAFETY-KLEEN SERVICES, INC. (the "BORROWER"), THE TORONTO DOMINION BANK, HOUSTON AGENCY, as letter of credit issuing bank, the Lenders, the General Administrative Agent, and THE CIT GROUP/BUSINESS CREDIT, INC. as collateral agent and underwriter.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, on June 9, 2000 (the "PETITION DATE"), the Borrower, its sole shareholder, Safety-Kleen Corp., a Delaware corporation ("HOLDINGS"), and the subsidiaries of the Borrower incorporated under the laws of one of the United States of America (the "SUBSIDIARIES"; collectively with Holdings, the "Guarantors") filed voluntary petitions under Section 301 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the "BANKRUPTCY COURT") initiating their Chapter 11 cases (the "CASES") and have continued in the possession of their assets and in the management of their business pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

         WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

         WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

         WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

         WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Extensions of Credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the General Administrative Agent for the ratable benefit of the Lenders;

         NOW, THEREFORE, in consideration of the premises and to induce the General Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the General Administrative Agent, for the ratable benefit of the Lenders, as follows:

                SECTION 1. DEFINED TERMS

         1.1 DEFINITIONS (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Documents, Equipment, Farm Products, Instruments and Inventory.

         (b) The following terms shall have the following meanings:

          "AGREEMENT": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "BORROWER OBLIGATIONS": the collective reference to the unpaid principal of and interest on the Loans, Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and the Reimbursement Obligations) to the General Administrative Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, guarantee obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the General Administrative Agent that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

          "COLLATERAL": as defined in Section 3.

          "COLLATERAL ACCOUNT": any collateral account established by the General Administrative Agent as provided in Section 6.1.

          "COPYRIGHT LICENSES": all written agreements naming any Grantor as licensor or licensee (including, without limitation, those listed in
     SCHEDULE 4 to be delivered on or prior to the date of entry of the Final Order), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

          "COPYRIGHTS": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in SCHEDULE 4), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

          "DEPOSIT ACCOUNT": as defined in the New York UCC and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution and all money on deposit therein.

          "FOREIGN SUBSIDIARY": any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

          "FOREIGN SUBSIDIARY VOTING STOCK": the voting Capital Stock of any Foreign Subsidiary.

          "GENERAL INTANGIBLES": all "general intangibles" as such term is defined in Section 9-106 of the New York UCC and, in any event, including, without limitation, whether or not encompassed by the definition of "general intangibles" in the New York UCC with respect to any Grantor, all causes of action (other than causes of action that may be commenced under chapter 5 of the Bankruptcy Code), all contracts, agreements, instruments and indentures in any form (including, without limitation, contracts for sale of real estate, and insurance contracts excluded from coverage of
     Article 9 of the New York UCC), and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith,
     (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder, in each case to the extent the terms thereof (after giving effect to any consent that has been obtained, it being understood that such Grantor is not obligated to obtain any such consent) do not prohibit the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest therein without the consent of any other party thereto and do not give any other party thereto the right to terminate its obligations thereunder; PROVIDED, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Receivable or any money or other amounts due or to become due or other right to payment under any such contract, agreement, instrument or indenture.

          "GUARANTOR OBLIGATIONS": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the General Administrative

     Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

          "GUARANTORS": the collective reference to each Grantor other than the Borrower.

          "HOLDINGS": as defined in the recitals to this Agreement.

          "INTELLECTUAL PROPERTY": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "INTERCOMPANY NOTE": any promissory note evidencing loans made by any Grantor to Holdings or any other Grantor.

          "INVESTMENT PROPERTY": the collective reference to (i) all "investment property" as such term is defined in Section 9-115 of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock") and (ii) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Stock.

          "ISSUERS": the collective reference to each issuer of Investment Property.

          "LENDERS":   as  defined  in  the  preambles  to  this  Agreement  and
     including, unless the context otherwise requires, each Affiliate of any Lender that has entered into any Hedging Agreement with the Borrower.

          "NEW YORK UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

          "OBLIGATIONS":   (i)  in  the  case  of  the  Borrower,  the  Borrower
     Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

          "PATENT LICENSE": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in SCHEDULE 4 to be delivered on or prior to the date of entry of the Final Order.

          "PATENTS": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in SCHEDULE 4 to be delivered on or prior to the date of entry of the Final Order, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in SCHEDULE 4 to be delivered on or prior to the date of entry of the Final Order, and (iii) all rights to obtain any reissues or extensions of the foregoing.

          "PETITION  DATE":  as  defined  in the  recitals  to  this  Agreement.

          "PLEDGED NOTES": all promissory notes listed on SCHEDULE 1 to be delivered on or prior to the date of entry of the Final Order, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

          "PLEDGED STOCK": the shares of Capital Stock listed on SCHEDULE 1 to be delivered on or prior to the date of entry of the Final Order, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; PROVIDED that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be included in this defined term.

          "PREPETITION  REAL ESTATE  COLLATERAL":  all real  property  listed on
     SCHEDULE 5.

          "PROCEEDS": all "proceeds" as such term is defined in Section 9-306(1) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

          "RECEIVABLE": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

          "SECURITIES ACT": the Securities Act of 1933, as amended.

          "TRADEMARK LICENSE": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in SCHEDULE 4 to be delivered on or prior to the date of entry of the Final Order.

          "TRADEMARKS": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in SCHEDULE 4 to be delivered on or prior to the date of entry of the Final Order, and (ii) the right to obtain all renewals thereof.

          "VEHICLES": all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

          1.2 OTHER DEFINITIONAL PROVISIONS (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                              SECTION 2. GUARANTEE

          2.1  GUARANTEE  (a)  Each  of  the  Guarantors  hereby,   jointly  and
severally, unconditionally and irrevocably, guarantees to the General Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

          (b) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from the Borrower Obligations.

          (c) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the General Administrative Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment
received  or  collected   from  such   Guarantor  in  respect  of
the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

          2.2 RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the General Administrative Agent and the Lenders, and each Guarantor shall remain liable to the General Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

          2.3 NO SUBROGATION. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the General Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the General Administrative Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the General Administrative Agent or any Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the General Administrative Agent and the Lenders by the Borrower on account of the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the General Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the General Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the General Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the General Administrative Agent may determine.

          2.4 AMENDMENTS, ETC. WITH RESPECT TO THE BORROWER OBLIGATIONS. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the General Administrative Agent or any Lender may be rescinded by the General Administrative Agent or such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the General Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the General Administrative Agent (or the

Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the General Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the General Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this
Section 2 or any property subject thereto.

          2.5 GUARANTEE ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the General Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the General Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the General Administrative Agent or any Lender, (b) any defense, set-off or counterclaim
(other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the General Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the General Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the General Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the General Administrative Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          2.6 REINSTATEMENT. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the General Administrative Agent or any Lender all as though such payments had not been made.

          2.7 PAYMENTS. Each Guarantor hereby guarantees that payments hereunder will be paid to the General Administrative Agent without set-off or counterclaim in U.S. Dollars at the office of the General Administrative Agent referred to in
Section 11.2 of the Credit Agreement.


                      SECTION 3. GRANT OF SECURITY INTEREST

          Each Grantor hereby assigns and transfers to the General Administrative Agent, and hereby grants to the General Administrative Agent, for the ratable benefit of the Lenders, a mortgage on and security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "COLLATERAL"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's
Obligations:

          (a) all Accounts;

          (b) all Chattel Paper;

          (c) all Deposit Accounts;

          (d) all Documents;

          (e) all Equipment (other than Equipment subject to Liens permitted by Section 8.3(g) of the Credit Agreement);

          (f) all General Intangibles;

          (g) all Instruments;

          (h) all Intellectual Property;

          (i) all Inventory;

          (j) all Investment Property;

          (k) all Vehicles;

          (l) all Leaseholds;

          (m) all Prepetition Real Estate Collateral; PROVIDED, that the Lien on the Elgin Loan Collateral shall (i) not arise until the Elgin Loan Obligations shall have been repaid, and (ii) be limited in amount to the sum of (i) the amount of the Elgin Loan Obligations so repaid and (ii) the amount of interest accrued and paid on Loans used to repay the Elgin Loan Obligations;

          (n) all books and records pertaining to any and all of the foregoing; and

          (o) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing (other than an amount not to exceed $300,000 held by Wachovia Bank, N.A. as security against chargebacks in respect of transferes required by any Blocked Account Agreement between the Borrower and Wachovia Bank, N.A.).

                    SECTION 4. REPRESENTATIONS AND WARRANTIES

                  To induce the General Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Extensions of Credit to the Borrower thereunder, each Grantor hereby represents and warrants to the General Administrative Agent and each Lender that:

          4.1 REPRESENTATIONS IN CREDIT AGREEMENT; HOLDINGS REPRESENTATIONS. (a) In the case of each Guarantor, the representations and warranties set forth in
Section 5 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the General Administrative Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 4.1(a), be deemed to be a reference to such Guarantor's knowledge.

               (b) In the case of Holdings,

                    (i) Holdings is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) subject to Section 363(b) of the Bankruptcy Code, has the corporate or other organizational power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign corporation or other entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification (unless the failure to be qualified shall not constitute a Material Adverse Effect) and (iv) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                    (ii) Upon entry of the Interim Order, Holdings shall have the corporate or other organizational power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of the Loan Documents to which Holdings is a party. This Agreement has been, and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of Holdings. Upon entry of the Interim Order, this Agreement will constitute, and each other Loan Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of Holdings enforceable against Holdings in accordance with its terms and the terms of the Orders.

                    (iii) The  execution,  delivery and  performance of the Loan
          Documents to which Holdings is a party will not violate any Requirement of Law or Contractual Obligation of Holdings or any other Grantor and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation (other than pursuant to this Agreement).

                    (iv) Except for the Cases, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of Holdings, threatened by or against Holdings or any other Grantor or against any of its or their respective properties or revenues (x) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (y) which could reasonably be expected to have a Material Adverse Effect.

          4.2 TITLE; NO OTHER LIENS. Except for the security interest granted to the General Administrative Agent for the ratable benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the General Administrative Agent, for the ratable benefit of the Lenders, pursuant to this Agreement or as are permitted by the Credit Agreement.

          4.3 PRIORITY OF LIENS. (a) Each Grantor hereby covenants, represents and warrants that, upon entry of the Interim Order, the Obligations of the Borrower and the Guarantors hereunder and under the other Loan Documents, (i) pursuant to Section 364(c)(1) of the Bankruptcy Code, shall at all times constitute allowed Super-Priority Claims, (ii) pursuant to Section 364(c)(2) of the Bankruptcy Code, shall at all times be secured by a perfected first priority Lien on all Collateral, including without limitation, all cash maintained in the Cash Collateral Account and the Concentration Account and any direct investments of the funds contained therein, that is otherwise not encumbered by a valid and perfected Lien as of the

Petition Date, (iii) pursuant to Section 364(c)(3) of the Bankruptcy Code, shall be secured by a perfected second priority Lien upon all Collateral (other than the Prepetition Collateral of the Borrower and the Guarantors, as to which the Lien in favor of the General Administrative Agent will be as described in clause
(iv) of this sentence) that is subject to valid and perfected Liens in existence on the Petition Date or valid Liens perfected (but not granted) thereafter to the extent such post-Petition Date perfection in respect of a pre-Petition Date claim is expressly permitted under the Bankruptcy Code, junior to such Liens, PROVIDED that the Liens granted in favor of the General Administrative Agent (for the benefit of the General Administrative Agent and the Lenders) shall be senior to any Lien which is expressly stated herein to be junior to the Liens in favor of the General Administrative Agent, and (iv) pursuant to Section 364(d)(1) of the Bankruptcy Code, shall be secured by a perfected first priority, senior priming Lien on all of the Prepetition Collateral of the Borrower and the Guarantors that is not subject to a Lien permitted under the Prepetition Credit Agreement and any property of the Borrower and the Guarantors on which a Lien is granted after the Petition Date to provide adequate protection in respect of the Prepetition Obligations, subject and subordinate in each case with respect to subclauses (i) through (iv) above, only to a carve-out (the "CARVE-OUT") for (x) following the occurrence and during the continuance of an Event of Default and notice from the General Administrative Agent of the triggering of such carve-out to the Debtors, their counsel and counsel to any statutory committee appointed in the Cases, the payment (as the same may be due and payable) of professional fees and disbursements allowed by order of the Bankruptcy Court and incurred by the Borrower or any Guarantor and any statutory committee appointed in the Cases in an aggregate amount not to exceed $7,500,000 (in addition to compensation previously incurred to the extent subsequently allowed) and (y) the payment of unpaid fees pursuant to 28 U.S.C. ss. 1930 and any fees payable to the Clerk of the Bankruptcy Court, PROVIDED FURTHER that following the Termination Date, amounts in the Cash Collateral Account shall not be subject to the Carve-Out. Without prejudice to any Lender's right to object to the interim or final allowance of any compensation or reimbursement of expenses, the Lenders agree that so long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall be permitted to pay compensation and reimbursement of expenses allowed and payable under Sections 330 and 331 of the Bankruptcy Code, as the same may be payable, and the amounts so paid shall not reduce the Carve-Out.

          (b) Each Grantor acknowledges that, pursuant to the Orders, the Liens granted in favor of the General Administrative Agent (for the benefit of the General Administrative Agent and the Lenders) in all of the Collateral shall be perfected without the recordation of any Uniform Commercial Code financing statements, notices of Lien, fee or leasehold mortgages or other instruments of mortgage or assignment. Each Grantor further agrees that if requested by the General Administrative Agent, it shall execute and deliver to the General Administrative Agent all such financing statements, notices of Lien, fee or leasehold mortgages or other instruments of mortgage and assignment in form and substance reasonably satisfactory to the General Administrative Agent.

          4.4 JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE. On the date hereof, such Grantor's jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on SCHEDULE 2 which shall be delivered on or before the date of entry of the Final Order.

          4.5 INVENTORY AND EQUIPMENT. On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on SCHEDULE 3 which shall be delivered on or before the date of entry of the Final Order.

          4.6 FARM PRODUCTS. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

          4.7 INVESTMENT. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

          (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

          (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement or as permitted by the Credit Agreement.

          4.8 RECEIVABLES. (a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the General Administrative Agent.

          (b) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate in all material respects.

          4.9 INTELLECTUAL PROPERTY. (a) SCHEDULE 4 which shall be delivered on or before the date of entry of the Final Order lists all Intellectual Property owned by such Grantor in its own name on the date hereof.

          (b) On the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person.

          (c) Except as set forth in SCHEDULE 4, which shall be delivered on or before the date of the Final Order, on such date, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

          (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

          (e) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

                              SECTION 5. COVENANTS

          Each Grantor covenants and agrees with the General Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

          5.1 COVENANTS IN CREDIT AGREEMENT. In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

          5.2 DELIVERY OF INSTRUMENTS, CERTIFICATED SECURITIES AND CHATTEL PAPER. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the General Administrative Agent, duly indorsed in a manner satisfactory to the General Administrative Agent, to be held as Collateral pursuant to this Agreement.

          5.3 MAINTENANCE OF INSURANCE. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory, Equipment and Vehicles against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the General
Administrative Agent and (ii) to the extent requested by the General Administrative Agent, insuring such Grantor, the General Administrative Agent and the Lenders against liability for personal injury and property damage relating to such Inventory, Equipment and Vehicles, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the General Administrative Agent and the Lenders.

          (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the General Administrative Agent of written notice thereof, (ii) name the General Administrative Agent as insured party or loss payee, (iii) if reasonably requested by the General Administrative Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the General Administrative Agent.

          (c) The Borrower shall deliver to the General Administrative Agent and the Lenders a report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of the Borrower's audited annual financial statements and such supplemental reports with respect thereto as the General Administrative Agent may from time to time reasonably request.

          5.4 PAYMENT OF OBLIGATIONS. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral arising after the Petition Date or that constitute valid, perfected Liens prior to the Liens granted thereunder, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

          5.5 MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER DOCUMENTATION.
(a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in
Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.

          (b) Such Grantor will furnish to the General Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the General Administrative Agent may reasonably request, all in reasonable detail.

          (c) At any time and from time to time, upon the written request of the General Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the General Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts and any other relevant Collateral, taking any actions necessary to enable the General Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

          5.6 CHANGES IN LOCATIONS, NAME, ETC. In the event that financing statements shall have been recorded as contemplated in Section 5.5(c), no Grantor will, except upon 15 days' prior written notice to the General Administrative Agent and delivery to the General Administrative Agent of (a) all additional executed financing statements and other documents reasonably requested by the General Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to SCHEDULE 3 showing any additional location at which Inventory or Equipment shall be kept:

               (i) permit any of the Inventory or Equipment to be kept at a location other than those listed on SCHEDULE 3;

               (ii) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in Section 4.3; or

               (iii) change its name, identity or corporate or other organizational structure to such an extent that any financing statement filed by the General Administrative Agent in connection with this Agreement would become misleading.

          5.7 NOTICES. Such Grantor will advise the General Administrative Agent and the Lenders promptly, in reasonable detail, of:

          (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the General Administrative Agent to exercise any of its remedies hereunder; and

          (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

          5.8 INVESTMENT. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the General
Administrative  Agent and the  Lenders,  hold the same in trust for the  General
Administrative Agent and the Lenders and deliver the same forthwith to the General Administrative Agent in the exact form received, duly indorsed by such Grantor to the General Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the General Administrative Agent so requests, signature guaranteed, to be held by the General Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the General Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the General Administrative Agent, be delivered to the General Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the General Administrative Agent, hold such money or property in trust for the General Administrative Agent and the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the General Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or permitted by the Credit Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the General Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

          (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the General Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.5 shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.5 with respect to the Investment Property issued by it.

          5.9 RECEIVABLES. (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

          (b) Such Grantor will deliver to the General Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 1% of the aggregate amount of the then outstanding Receivables.

          5.10 INTELLECTUAL. (a) Such Grantor (either itself or through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the General Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

          (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

          (c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

          (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

          (e) Such Grantor will notify the General Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

          (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the General Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the General Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the General Administrative Agent may request to evidence the General Administrative Agent's and the Lenders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

          (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

          (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the General Administrative Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

          5.11 SPECIAL COVENANTS OF HOLDINGS. Holdings hereby covenants and agrees that

          (a) Sections 7.5, 7.6, 7.7, 7.8, 7.9 and 7.10 of the Credit Agreement shall apply to Holdings, MUTATIS MUTANDIS, to the same extent as if the references to a Borrower therein were references to Holdings, and Holdings will perform and satisfy all such covenants as so applied to it.

          (b) Holdings shall take, or shall refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 7 or 8 of the Credit Agreement, and so that no Default or Event of Default, is caused by any act or failure to act of Holdings.

          (c) Holdings shall not incur any Indebtedness or Guarantee Obligations, or make any investments in, or loans or advances to any Person, or merge or consolidate with any Person, or conduct, transact or otherwise engage, or commit to transact, conduct or otherwise engage, in any business or operations other than (i) the ownership of the capital stock of the Borrower and the exercise of rights and performance of obligations in connection therewith,
(ii) the entry into, and exercise of rights and performance of obligations in respect of, this Agreement, registration rights agreements, voting and other stockholder agreements and engagement letters, (iii) compliance with applicable reporting and other obligations, under federal, state or other securities laws,
(iv) the listing of its equity securities and compliance with applicable reporting and other obligations in connection therewith, (v) the retention of transfer agents, private placement agents, underwriters, counsel, accountants and other advisors and consultants, (vi) the performance of obligations under and in compliance with its certificate of incorporation and by-laws, or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including, without limitation, as a result of or in connection with the activities of the Borrower, (vii) the incurrence and payment of any taxes for which it may be liable and (viii) other activities directly related to the foregoing.

                         SECTION 6. REMEDIAL PROVISIONS

          6.1 REMEDIES; OBTAINING COLLATERAL UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default, subject to applicable provisions of the Orders, the General Administrative Agent, in addition to any rights now or hereafter existing under applicable law, and without application to or order of the Bankruptcy Court, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

          (a) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from the Borrower, any Guarantor or any other Person who then has possession of any part thereof with or without notice or process of law (but subject to any Requirements of Law), and for that purpose may enter upon the Borrower's or any Guarantor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, property and other facilities of the Borrower or Guarantors;

          (b) instruct the obligor or obligors on any agreements, instrument or other obligation constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Concentration Account or Cash Collateral Account;

          (c) withdraw all monies, securities and instruments in the Concentration Account or Cash Collateral Account for application to the Obligations and convert any monies not in United States Dollars to United States Dollars;

          (d) sell, assign or otherwise liquidate, or direct the Borrower or any Guarantor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

          (e) take possession of the Collateral or any part thereof, by directing the Borrower or any Guarantor in writing to deliver the same to the General Administrative Agent at any place or places designated by the General Administrative Agent, in which event the Borrower or such Guarantor shall at its own expense:

               (i)(A) forthwith cause the same to be moved to the place or places so designated by the General Administrative Agent and there delivered to the General Administrative Agent;

               (B)(ii) store and keep any Collateral so delivered to the General Administrative Agent at such place or places pending further action by the General Administrative Agent as provided in Section 6.2; and

               (C)(iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

it being understood that the Borrower's or any Guarantor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to the Bankruptcy Court, the General Administrative Agent shall be entitled to a decree requiring specific performance by the Borrower or any Guarantor of such obligation.

          6.2 REMEDIES; DISPOSITION OF THE COLLATERAL. Upon the occurrence and during the continuance of an Event of Default, and subject to applicable provisions of the Orders, without application to or order of the Bankruptcy Court, any Collateral repossessed by the General Administrative Agent under or pursuant to Section 6.1 or the Orders or otherwise, and any other Collateral whether or not so repossessed by the General Administrative Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the General Administrative Agent may, in compliance with any Requirements of Law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the General
Administrative Agent or after any overhaul or repair which the General Administrative Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceeding permitted by applicable Requirements of Law shall be made upon not less than 10 days' written notice to the Grantors specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the Grantors or any nominee thereof to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by applicable Requirements of Law shall be made upon not less than 10 days' written notice to the Grantors specifying the time and place of such sale and, in the absence of applicable Requirement of Law, shall be by public auction (which may, at the General Administrative Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers of national circulation. The General Administrative Agent on behalf of the Lenders may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the Grantors (except to the extent of surplus money received). If, under mandatory Requirements of Law, the General Administrative Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Borrower or Guarantors as hereinabove specified, the General Administrative Agent need give the Borrower and Guarantors only such notice of disposition as shall be reasonably practicable.

          6.3 PLEDGED STOCK. (a) Unless an Event of Default shall have occurred and be continuing and the General Administrative Agent shall have given notice to the relevant Grantor of the General Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the

Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; PROVIDED, HOWEVER, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the General Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

          (b) If an Event of Default shall occur and be continuing and the General Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the General Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the General Administrative Agent may determine, and (ii) any or all of the Investment Property shall be registered in the name of the General Administrative Agent or its nominee, and the General
Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the General Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the General Administrative Agent may determine), all without liability except to account for property actually received by it, but the General Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the General Administrative Agent in writing that
(x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the General Administrative Agent.

          6.4 APPLICATION OF PROCEEDS. (a) Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, (i) if the General Administrative Agent takes action under clause (i) or (ii) of Section 9 of the Credit Agreement upon the occurrence and during the continuance of an Event of Default, any payment by the Borrower or Guarantors on account of the Obligations and any proceeds arising out of any realization (including after foreclosure) upon the Collateral shall be applied, subject to the Carve-Out, as follows: FIRST, to the payment in full of all costs and expenses (including without limitation, reasonable attorneys' fees and disbursements) paid or incurred by the General Administrative Agent or any of the Lenders in connection with any such realization upon the Collateral, SECOND, as a permanent reduction of the Revolving Credit Commitments, pro rata to the payment in full of the Revolving Credit Loans (including any accrued and unpaid interest thereon, and any fees and other Obligations in respect thereof), THIRD, to the payment in full of unreimbursed amounts paid under any Letter of Credit, FOURTH, to cash collateralize unreimbursed amounts paid under any Letter of Credit in an amount equal to 105% of any such amount, FIFTH, subject to the terms of the Final Order, to the Prepetition Agent for application to the Prepetition Obligations to the extent of any diminution in value in the Prepetition Collateral since the Petition Date, and SIXTH, to the extent of any Proceeds of Collateral that are also Proceeds of Prepetition Collateral, to the payment in full of the Prepetition Obligations, and (ii) any payments or distributions of any kind or character, whether in cash, property or securities, made by the Grantors or otherwise in a manner inconsistent with clause (i) of this Section 6.4(a) shall be held in trust and paid over or delivered to the General Administrative Agent so that the priorities and requirements set forth in such clause (i) are satisfied.

          (b) It is understood that the Borrower and the Guarantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the amount of the Obligations.

          6.5 REGISTRATION. (a) If the General Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.1, and if in the opinion of the General Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the General Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the General Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the General Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) Each Grantor recognizes that the General Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The General Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

          (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.5 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.5 will cause irreparable injury to the General Administrative Agent and the Lenders, that the General Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

                   SECTION 7. THE GENERAL ADMINISTRATIVE AGENT

          7.1 ADMINISTRATIVE AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT, ETC. (a) Each Grantor hereby irrevocably constitutes and appoints the General Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the General Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the General Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the General Administrative Agent may request to evidence the General Administrative Agent's and the Lenders' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (iv) execute, in connection with any sale provided for in Section 6.1 or 6.2, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the General Administrative Agent or as the General Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the General Administrative Agent may deem appropriate; (7) assign any Intellectual Property (along with the goodwill of the business to which any such Intellectual Property pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the General Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the General Administrative Agent were the absolute owner thereof for all purposes, and do, at the General Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the General Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the General Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

          Anything in this Section 7.1(a) to the contrary notwithstanding, the General Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

          (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the General Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          (c) The expenses of the General Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on past due Revolving Credit Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the General Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the General Administrative Agent on demand.

          (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          7.2 DUTY OF GENERAL ADMINISTRATIVE. The General Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the General Administrative Agent deals with similar property for its own account. Neither the General Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the General Administrative Agent and the Lenders hereunder are solely to protect the General Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the General Administrative Agent or any Lender to exercise any such powers. The General Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          7.3 EXECUTION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the New York UCC and any other applicable law, each Grantor authorizes the General Administrative Agent, in its sole discretion, to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the General Administrative Agent determines reasonably appropriate to perfect the security interests of the General Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

          7.4 AUTHORITY OF GENERAL ADMINISTRATIVE AGENT. Each Grantor acknowledges that the rights and responsibilities of the General Administrative Agent under this Agreement with respect to any action taken by the General Administrative Agent or the exercise or non-exercise by the General Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the General Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the General Administrative Agent and the Grantors, the General Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                            SECTION 8. MISCELLANEOUS

          8.1 AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.1 of the Credit Agreement.

          8.2 NOTICES. All notices, requests and demands to or upon the General Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 11.2 of the Credit Agreement.

          8.3 NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES. Neither the General Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the General Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the General Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the General Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          8.4 ENFORCEMENT EXPENSES; INDEMNIFICATION. (a) Each Guarantor agrees to pay or reimburse the General Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to the General Administrative Agent.

          (b) Each Guarantor agrees to pay, and to save the General Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

          (c) Each Guarantor agrees to pay, and to save the General Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to
Section 11.5 of the Credit Agreement.

          (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

          8.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the General Administrative Agent and the Lenders and their successors and assigns; PROVIDED that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the General Administrative Agent.

          8.6 SET-OFF. Each Grantor hereby irrevocably authorizes the General Administrative Agent and each Lender at any time and from time to time while an Event of Default pursuant to Section 9(a) of the Credit Agreement shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the General Administrative Agent or such Lender to or for the credit or the account of such Grantor, or any part thereof in such amounts as the General Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to the General Administrative Agent or such Lender hereunder and claims of every nature and description of the General Administrative Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the General Administrative Agent or such Lender may elect, whether or not the General Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The General Administrative Agent and each Lender shall notify such Grantor promptly of any such set-off and the application made by the General Administrative Agent or such Lender of the proceeds thereof, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the General Administrative Agent and each Lender under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the General Administrative Agent or such Lender may have.

          8.7 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          8.8 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          8.9 SECTION HEADINGS. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          8.10 INTEGRATION. This Agreement and the other Loan Documents represent the agreement of the Grantors, the General Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the General Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

          8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          8.12  SUBMISSION  TO  JURISDICTION;   WAIVERS.   Each  Grantor  hereby
irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Bankruptcy Court and, if the Bankruptcy Court does not have or abstains from jurisdiction, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the General Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          8.13 ACKNOWLEDGMENTS. Each Grantor hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

          (b) neither the General Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the General Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

          8.14  ABSENCE  OF  PREJUDICE   WITH  RESPECT  TO  MATTERS  BEFORE  THE
BANKRUPTCY COURT. The Borrower and the Guarantors acknowledge that the Bankruptcy Code and Bankruptcy Rules require them to seek Bankruptcy Court authorization for certain matters that may also be addressed in this Agreement. Neither the Borrower nor the Guarantors will mention in any pleading or argument before the Bankruptcy Court in support of, or in any way relating to, a position that Bankruptcy Court authorization should be granted on the ground that such authorization is permitted by this Agreement (unless a Person opposing any such pleading or argument relies on this Agreement to assert or question the propriety of such).

          8.15 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                 SAFETY-KLEEN CORP. (formerly known as
                                   Laidlaw Environmental Services, Inc.)

                                 By:   /s/ Henry H. Taylor
                                        Name:  Henry H. Taylor
                                        Title: Senior Vice President, General
                                                  Counsel & Secretary

                                 SAFETY-KLEEN SERVICES, INC. (formerly
                                   known as LES, Inc.)
                                 SAFETY-KLEEN (PECATONICA), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services of Illinois, Inc.)
                                 GSX CHEMICAL SERVICES OF OHIO, INC.
                                 SAFETY-KLEEN (BDT), INC. (formerly known as Laidlaw Environmental Services (BDT), Inc.) SAFETY-KLEEN (FS), INC. (formerly known as
                                    Laidlaw Environmental Services (FS), Inc.)
                                 SAFETY-KLEEN (GS), INC. (formerly known as
                                    Laidlaw Environmental Services (GS), Inc.)
                                 SAFETY-KLEEN (CHATTANOOGA), INC.
                                    (formerly known as Laidlaw Environmental
                                    Services of Chattanooga, Inc.)
                                 SAFETY-KLEEN (WHITE CASTLE), INC.
                                    (formerly known as Laidlaw Environmental
                                    Services of White Castle, Inc.)
                                 SAFETY-KLEEN (CROWLEY), INC. (formerly
                                    known as Laidlaw Environmental Services
                                    (Recovery), Inc.)
                                 SAFETY-KLEEN (TS), INC. (formerly known as
                                    Laidlaw Environmental Services (TS), Inc.)
                                 SAFETY-KLEEN (WESTMORLAND), INC.
                                    (formerly known as Laidlaw Environmental
                                    Services (Imperial Valley), Inc.)
                                 SAFETY-KLEEN (BUTTONWILLOW), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Lokern), Inc.)

                                 SAFETY-KLEEN (CALIFORNIA), INC.
                                   (formerly known as Laidlaw Environmental of California, Inc.)
                                 SAFETY-KLEEN (PINEWOOD), INC. (formerly
                                   known as Laidlaw Environmental Services of South Carolina, Inc.)
                                 SAFETY-KLEEN (NE), INC. (formerly known as
                                   Laidlaw Environmental Services
                                   (North East), Inc.)
                                 SAFETY-KLEEN (LAPORTE), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (TES), Inc.)
                                 SAFETY-KLEEN CHEMICAL SERVICES, INC.
                                   (formerly known as Laidlaw Chemical Services, Inc.)
                                 SAFETY-KLEEN (ROEBUCK), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (TOC), Inc.)
                                 SAFETY-KLEEN (TG), INC. (formerly known as
                                   Laidlaw Environmental Services (TG), Inc.)
                                 SAFETY-KLEEN (ALTAIR), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Altair), Inc.)
                                 SAFETY-KLEEN (WT), INC. (formerly known as
                                   Laidlaw Environmental Services (WT), Inc.)
                                 SAFETY-KLEEN (BARTOW), INC. (formerly
                                   known as Laidlaw Environmental Services of Bartow, Inc.)
                                 SAFETY-KLEEN (COLFAX), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Thermal Treatment), Inc.)
                                 LEMC, INC.
                                 SAFETY-KLEEN OSCO HOLDINGS, INC.
                                   (formerly known as Laidlaw OSCO Holdings,
                                   Inc.)
                                 SAFETY-KLEEN (NASHVILLE), INC. (formerly
                                   known as Laidlaw Environmental Services of Nashville, Inc.)
                                 SAFETY-KLEEN (CLIVE), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Clive), Inc.)
                                 SAFETY-KLEEN (LONE AND GRASSY
                                   MOUNTAIN), INC. (formerly known as
                                   Laidlaw Environmental Services
                                   (Lone and Grassy Mountain), Inc.)

                                 SAFETY-KLEEN (TULSA), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Tulsa), Inc.)
                                 SAFETY-KLEEN (SAN ANTONIO), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (San Antonio), Inc.)
                                 SAFETY-KLEEN (WICHITA), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Wichita), Inc.)
                                 SAFETY-KLEEN (DELAWARE), INC. (formerly
                                   known as Laidlaw Environmental Services of Delaware, Inc.)
                                 USPCI, INC. OF GEORGIA
                                 SAFETY-KLEEN (SAN JOSE), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (San Jose), Inc.)
                                 SAFETY-KLEEN (SAWYER), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Sawyer), Inc.)
                                 CHEMCLEAR, INC. OF LOS ANGELES
                                 SAFETY-KLEEN (ROSEMOUNT), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Rosemount), Inc.)
                                 SAFETY-KLEEN HOLDING'S, INC. (formerly
                                   known as LES Holding's, Inc.)
                                 SAFETY-KLEEN (PPM), INC. (formerly known
                                   as Laidlaw Environmental Services (Tucker),
                                   Inc.)
                                 NINTH STREET PROPERTIES, INC.
                                 SAFETY-KLEEN (MT. PLEASANT), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Mt. Pleasant), Inc.)
                                 SAFETY-KLEEN (DEER TRAIL), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Deer Trail), Inc.)
                                 SAFETY-KLEEN (MINNEAPOLIS), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Minneapolis), Inc.)
                                 SAFETY-KLEEN (LOS ANGELES), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Los Angeles), Inc.)
                                 SAFETY-KLEEN (BATON ROUGE), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Baton Rouge), Inc.)

                                 SAFETY-KLEEN (PLAQUEMINE), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Plaquemine), Inc.)
                                 SAFETY-KLEEN (BRIDGEPORT), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Bridgeport), Inc.)
                                 SAFETY-KLEEN (DEER PARK), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Deer Park), Inc.)
                                 SAFETY-KLEEN (TIPTON), INC.
                                  (formerly known as Laidlaw Environmental
                                   Services (Tipton), Inc.)
                                 SAFETY-KLEEN (SUSSEX), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Sussex), Inc.)
                                 SAFETY-KLEEN (GLOUCESTER), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Gloucester), Inc.)
                                 SAFETY-KLEEN (CUSTOM TRANSPORT),
                                   INC. (formerly known as Laidlaw Environmental Services (Custom Transport), Inc.)
                                 SAFETY-KLEEN (ARAGONITE), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Aragonite), Inc.)
                                 SAFETY-KLEEN (PUERTO RICO), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Puerto Rico), Inc.)
                                 SAFETY-KLEEN SYSTEMS, INC. (formerly
                                   known as Safety-Kleen Corp.)
                                 DIRT MAGNET, INC.
                                 THE MIDWAY GAS & OIL CO.
                                 ELGINT CORP.
                                 SAFETY-KLEEN ENVIROSYSTEMS
                                   COMPANY
                                 SAFETY-KLEEN ENVIROSYSTEMS
                                   COMPANY OF PUERTO RICO, INC.
                                 PETROCON, INC.
                                 PHILLIPS ACQUISITION CORP.
                                 SAFETY-KLEEN (CONSULTING), Inc. (formerly
                                    known as Virogroup, Inc., which was formerly known as Safety-Kleen Aviation, Inc.)
                                 SK REAL ESTATE, INC.
                                 SAFETY-KLEEN INTERNATIONAL, INC.
                                 SAFETY-KLEEN OIL RECOVERY CO.
                                 SAFETY-KLEEN OIL SERVICES, INC.

                                 THE SOLVENTS RECOVERY SERVICE OF
                                    NEW JERSEY, INC.
                                 ECOGARD, INC.
                                 SAFETY-KLEEN (ENCOTEC), INC. (formerly
                                   known as Laidlaw Environmental, Inc.)
                                 SK SERVICES (EAST), L.C.
                                 SK SERVICES, L.C.
                                 SK EUROPE, INC.

                                 By: /s/ Henry H. Taylor
                                    -----------------------------------
                                     Name:   Henry H. Taylor
                                     Title:  President


                                                                                         SCHEDULE 1 TO THE GUARANTEE
                                                                                            AND COLLATERAL AGREEMENT


                                                 DESCRIPTION OF PLEDGED SECURITIES

             PLEDGED STOCK                CLASS OF STOCK   STOCK         NO. OF                  SHAREHOLDER
                                                           CERT. NO.     SHARES
                                                                         ISSUED
                                                                                           <

Safety-Kleen Services, Inc. (fka
LES, Inc. fka Laidlaw Chem-                   Common           6           112      Safety-Kleen Corp. (fka Laidlaw
Waste, Inc.)                                                                        Environmental Services, Inc. fka
                                                               7           100      Rollins Environmental Services,
                                                                                    Inc.)

                                                               8            10

                                                               9             1
Safety-Kleen (Consulting), Inc. (fka          Common           3           100      Safety-Kleen Services, Inc. (2)
ViroGroup, Inc. fka Safety-Kleen
Aviation, Inc.) (1)                                            2          1000      Safety-Kleen Systems, Inc.

Safety-Kleen (Lone and Grassy                 Common           9         3,076,872  Safety-Kleen Services, Inc. as
Mountain), Inc. (fka Laidlaw                                                        successor to USPCI, Inc. (3)
Environmental Services (Lone and
Grassy Mountain), Inc. fka United
States Pollution Control, Inc.

Safety-Kleen (Tulsa), Inc. (fka               Common          C-1        10,000     Safety-Kleen (Lone and Grassy
Laidlaw Environmental Services                                                      Mountain), Inc.
(Tulsa), Inc.fka Hydrocarbon
Recyclers, Inc.)

Safety-Kleen (San Antonio), Inc.
(fka Laidlaw Environmental                    Common           1          3402      Safety-Kleen (Tulsa), Inc.
Services (San Antonio), Inc. fka
Hydrocarbon Recyclers, Inc. of
San Antonio)

Safety-Kleen (Wichita), Inc. (fka             Common           2           100      Safety-Kleen (Tulsa), Inc.
Laidlaw Environmental Services
(Wichita), Inc. fka Hydrocarbon
Recyclers, Inc. of Wichita)

Safety-Kleen (Delaware), Inc. (fka            Common           1          1000      Safety-Kleen (Lone and Grassy
Laidlaw Environmental Services of


-----------------
(1) LES Merger, Inc. was merged into ViroGroup,  Inc. (a Florida  corporation) on October 30, 1998. LES Merger, Inc.
formerly had 1000 shares of common stock issued to Laidlaw  Environmental  Services (US), Inc. on stock  certificate number 001. ViroGroup,  Inc., the Florida  corporation,  was thereafter merged into Safety-Kleen  Aviation,  Inc. on
November 20, 1998. ViroGroup, Inc. formerly had 397,607 shares of common stock issued to Laidlaw Osco Holdings, Inc.
[Safety-Kleen Aviation, Inc. thereafter changed its name to ViroGroup, Inc., a Delaware corporation].

(2) Safety-Kleen  Services,  Inc. is the successor to Safety-Kleen Services (US), Inc. following a merger on 9/1/98.
Safety-Kleen Services (US), Inc. formerly had 105 common shares issued to Safety-Kleen Services, Inc. on certificate number 3 and 100 common shares issued to Safety-Kleen Services,  Inc. on certificate number 4. Safety-Kleen Services
(US),  Inc. was fka Laidlaw  Environmental  Services (US),  Inc. fka Laidlaw  Environmental  Services,  Inc. fka GSX
Chemical Services, Inc.

UPC Holding Corp. had been merged into Laidlaw Environmental  Services (US), Inc. on May 23, 1997. UPC Holding Corp.
formerly had 100 common shares issued to Laidlaw Environmental Services (US), Inc. on certificate number 3.

Redox, Inc. was merged into Laidlaw  Environmental  Services (US), Inc. on August 22, 1997. Redox, Inc. formerly had
100 common shares issued to Laidlaw Environmental Services (US), Inc. on certificate number 3.

East Carbon Development Financial Partners, Inc. was merged into Laidlaw Environmental Services (US), Inc. on August
28, 1998.  East Carbon  Development  Financial  Partners,  Inc.  formerly had 1000 common  shares  issued to Laidlaw
Environmental Services (US), Inc. on certificate number 1.

USPCI of Pennsylvania,  Inc. was dissolved on August 15, 1997. USPCI of Pennsylvania,  Inc. formerly had 1053 common shares issued to USPCI, Inc.

(3) USPCI, Inc. was merged into Laidlaw Environmental Services (US), Inc. on May 23, 1997.

                                                                                                         Page 1 of 7

                                                                                         Schedule 1 to the Guarantee
                                                                                            And Collateral Agreement

Delaware, Inc. fka Northeastern                                                      Mountain), Inc.
Remedial Corporation)

Safety-Kleen (Rosemount), Inc.                Common           1          5000      Safety-Kleen Services, Inc. as
(fka Laidlaw Environmental                                                          successor to USPCI, Inc.
Services (Rosemount), Inc. fka
Minnesota Industrial Containment
Facility, Inc.)

Safety-Kleen (Sawyer), Inc. (fka              Common           2          1000      Safety-Kleen Services, Inc. as
Laidlaw Environmental Services                                                      successor to Safety-Kleen (US), Inc.
(Sawyer), Inc. fka Municipal
Services Corporation)

Safety-Kleen (PPM), Inc. (fka                 Common           1           100      Safety-Kleen Services, Inc. as
Laidlaw Environmental Services                                                      successor to USPCI. Inc.
(Tucker), Inc. fka PPM, Inc. of
Georgia)

Ninth Street Properties, Inc.                 Common           1          1000      Safety-Kleen (PPM), Inc.

Safety-Kleen (San Jose), Inc. (fka            Common          C-1          100      Safety-Kleen Services, Inc. as
Laidlaw Environmental Services                                                 successor to USPCI, Inc.
(San Jose), Inc. fka Solvent Service
Co.,  Inc.)

Chemclear, Inc. of Los Angeles                Common           1          1000      Safety-Kleen Services, Inc. as
                                                                                    successor to USPCI, Inc.
USPCI, Inc. of Georgia                        Common           1           100      Safety-Kleen Services, Inc. as
                                                                                    successor to USPCI, Inc.
Safety-Kleen Holdings, Inc. (fka LES          Common       Replace        1000      Safety-Kleen Services, Inc. as
Co.,Holdings, Inc. fka McDuffie                             ment 1                  successor to USPCI, Inc.
County Environmental Facility,
Inc.)

Safety-Kleen (Westmorland), Inc.              Common           2           10       Safety-Kleen Services, Inc. as
(fka Laidlaw Environmental                                                          successor to Safety-Kleen (US), Inc.
Services (Imperial Valley), Inc. fka
GSX Services (Imperial Valley)
Inc.)
                                                               1           10       Safety-Kleen (California), Inc.

Safety-Kleen (Buttonwillow), Inc.             Common           2            3       Safety-Kleen Services, Inc. as
(fka Laidlaw Environmental                                                          successor to Safety-Kleen (US), Inc.
Services (Lokern), Inc. fka GSX
Services (Petroleum Waste), Inc.)                                                            Safety-Kleen (California), Inc.
                                                               1           10
Safety-Kleen (NE), Inc. (fka                  Common           5           100      Safety-Kleen Services, Inc. as
Laidlaw Environmental Services                                                      successor to Safety-Kleen (US), Inc.
(North East), Inc. fka North East
Solvents Reclamation Corporation)

Safety-Kleen (Crowley), Inc. (fka             Common           2           105      Safety-Kleen Services, Inc. as
Laidlaw Environmental Services                                                      successor to Safety-Kleen (US), Inc.
(Recovery), Inc.)

                                                                                                         Page 2 of 7


                                                                                         Schedule 1 to the Guarantee
                                                                                            And Collateral Agreement

Safety-Kleen (LaPorte), Inc. (fka             Common           7         10,000     Safety-Kleen Services, Inc. as
Laidlaw Environmental Services                                                      successor to Safety-Kleen (US), Inc.
(TES), Inc.) (4)

Safety-Kleen (TG), Inc. (fka                  Common           3          1000      Safety-Kleen Services, Inc. as
Laidlaw Environmental Services                                                      successor to Safety-Kleen (US), Inc.
(TG), Inc. fka Willms Trucking
Company, Inc.)

Safety-Kleen (Roebuck), Inc. (fka             Common           3           100      Safety-Kleen Services, Inc. as
Laidlaw Environmental Services                                                      successor to Safety-Kleen (US), Inc.
(TOC), Inc. fka Thermal Oxidation
Corporation)

Safety-Kleen (TS), Inc. (fka                  Common           2           100      Safety-Kleen Services, Inc. as
Laidlaw Environmental Services                                                      successor to Safety-Kleen (US), Inc.
(TS), Inc. fka GSX Services, Inc.)

Safety-Kleen (Colfax), Inc. (fka              Common           1           100      Safety-Kleen Services, Inc. as
Laidlaw Environmental Services                                                      successor to Safety-Kleen (US), Inc.
(Thermal Treatment), Inc. fka
Laidlaw Environmental Services of
Arizona, Inc.)

GSX Chemical Services of Ohio,
Inc.                                          Common           4           500      Safety-Kleen Services, Inc. as
                                                                                    successor to Safety-Kleen (US), Inc.
LEMC, Inc. (fka S.M.C., Inc.)                 Common           1           10       Safety-Kleen Services, Inc. as
                                                                                    successor to Safety-Kleen (US), Inc.
Safety-Kleen Chemical Services,               Common           7          3000      Safety-Kleen Services, Inc. as
Inc. (fka Laidlaw Chemical                                                          successor to Safety-Kleen (US), Inc.
Services, Inc. fka Service Chemical
Corporation)

Safety-Kleen (Altair), Inc. (fka              Common           3          1000      Safety-Kleen Services, Inc. as
Laidlaw Environmental Services                                                      successor to Safety-Kleen (US), Inc.
(Altair), Inc.)

Safety-Kleen (FS), Inc. (fka                  Common          004         1000      Safety-Kleen (Altair), Inc.
Laidlaw Environmental Services
(FS), Inc.)                                                    3          6500      Safety-Kleen Services, Inc. as
                                                                                    successor to Safety-Kleen (US), Inc.
Safety-Kleen (BDT), Inc. (fka                 Common           12         7510      Safety-Kleen Services, Inc. as
Laidlaw Environmental Services                                                      successor to Safety-Kleen (US), Inc.
(BDT), Inc. fka BDT, Inc.)

Safety-Kleen (GS), Inc. (fka                  Common           12          10       Safety-Kleen Services, Inc. as
Laidlaw Environmental Services (                                                    successor to Safety-Kleen (US), Inc.
GS), Inc. fka GSX Government
Services, Inc.)

-----------------
(4) Safety-Kleen  (LaPorte),  Inc. previously owned 250 common shares of Corsan Trucking, Inc. issued on certificate number 3. Laidlaw Environmental Services (US), Inc. owned the remaining issued shares of Corsan Trucking,  Inc. that being 750 common shares issued on certificate number 4. Corsan Trucking, Inc. was dissolved on August 14, 1998.


                                                                                                         Page 3 of 7

                                                                                         Schedule 1 to the Guarantee
                                                                                            And Collateral Agreement

Safety-Kleen (Clive), Inc. (fka Laidlaw       Common           11         1000      Safety-Kleen Services, Inc. as
Environmental Services (Clive), Inc.                                                successor to Safety-Kleen (US), Inc.
fka USPCI Clive Incineration Facility,
Inc.)

Safety-Kleen (WT), Inc. (fka Laidlaw          Common          C-1        201,000    Safety-Kleen Services, Inc. as
Environmental Services (WT), Inc.)                                                  successor to Safety-Kleen (US), Inc.

Safety-Kleen OSCO Holdings, Inc. (fka         Common           1           100      Safety-Kleen Services, Inc. as
Laidlaw Osco Holdings, Inc.) (5)                                                    successor to Safety-Kleen (US), Inc.

Safety-Kleen (Nashville), Inc. (fka           Common           2          1000      Safety-Kleen OSCO Holdings, Inc.
Laidlaw Environmental Services of
Nashville, Inc.)

Safety-Kleen (Bartow), Inc. (fka              Common           2          1000      Safety-Kleen Services, Inc. as
Laidlaw Environmental Services of                                                   successor to Safety-Kleen (US), Inc.
Bartow, Inc.)

Safety-Kleen (California), Inc. (fka          Common           3           100      Safety-Kleen Services, Inc.
Laidlaw Environmental Services of
California, Inc.) (6)

Safety-Kleen (Chattanooga), Inc. (fka         Common           2           100      Safety-Kleen Services, Inc. as
Laidlaw Environmental Services of                                                   successor to Safety-Kleen (US), Inc.
Chattanooga, Inc. fka GSX Hydrotech
Systems, Inc.)

Safety-Kleen (Pecatonica), Inc. (fka          Common           2           500      Safety-Kleen Services, Inc. as
Laidlaw Environmental Services of                                                   successor to Safety-Kleen (US), Inc.
Illinois, Inc. fka FIW, Inc.)

Safety-Kleen (Pinewood), Inc. (fka            Common          222           1       Safety-Kleen Services, Inc. as
Laidlaw Environmental Services of South                                             successor to Safety-Kleen (US), Inc.
Carolina, Inc. fka GSX Services of
South Carolina, Inc.)

Safety-Kleen (White Castle), Inc. (fka        Common           10        17,820     Safety-Kleen Services, Inc. as
Laidlaw Environmental Services of White                                             successor to Safety-Kleen (US), Inc.
Castle, Inc. fka GSX Land Treatment,
Inc.)

Safety-Kleen (Bridgeport), Inc. fka           Common           7          1000      Safety-Kleen Services, Inc.
Laidlaw Environmental Services
(Bridgeport), Inc. fka Rollins
Environmental Services (NJ) Inc.)

Safety-Kleen (Deer Park), Inc. (fka           Common           2          1000      Safety-Kleen Services, Inc.
Laidlaw Environmental Services (Deer
Park), Inc. fka Rollins Environmental
Services (TX), Inc.)

-----------------------
(5) Osco  Environmental  Services,  Inc.  was merged into  Laidlaw  Osco  Holdings,  Inc. on August 21,  1997,  Osco
Environmental  Services,  Inc.  formerly had 100 shares of common stock  issued to Laidlaw  Osco  Holdings,  Inc. on certificate number 2.

(6) Greenfield Services Corporation was merged into Laidlaw Environmental  Services of California,  Inc. on July 30,
1997,  Greenfield Services Corporation  formerly had 100,000 shares of common stock issued to Laidlaw  Environmental
Services  (US),  Inc. on  certificate  number 2. Master Wash  Products,  Inc. was merged into Laidlaw  Environmental
Services of California,  Inc. on August 29, 1997. Master Wash Products, Inc. formerly had 5,100,000 shares of common stock issued to Laidlaw Environmental Services (US), Inc. on certificate number C101.

                                                                                                         Page 4 of 7

                                                                                         Schedule 1 to the Guarantee
                                                                                            And Collateral Agreement

Safety-Kleen (Baton Rouge), Inc. (fka         Common           2          1000      Safety-Kleen Services, Inc.
Laidlaw Environmental Services (Baton
Rouge), Inc. fka Rollins Environmental
Services (LA) Inc.)

Safety-Kleen (Plaquemine), Inc. (fka          Common           2          1000      Safety-Kleen Services, Inc.
Laidlaw Environmental Services
(Plaquemine), Inc. fka Rollins
Environmental Services of Louisiana,
Inc.)

Safety-Kleen (Custom Transport), Inc.         Common           2          1000      Safety-Kleen Services, Inc.
(fka Laidlaw Environmental Services
(Custom Transport), Inc. fka Custom
Environmental Transport, Inc.)

Safety-Kleen (Los Angeles), Inc. (fka         Common           4          1000      Safety-Kleen Services, Inc.
Laidlaw Environmental Services (Los
Angeles), Inc. fka Rollins O.P.C. Inc.)

Safety-Kleen (Tipton), Inc. (fka              Common           3          1000      Safety-Kleen Services, Inc.
Laidlaw Environmental Services
(Tipton), Inc. fka Tipton Environmental
Technology, Inc.)

Safety-Kleen (Gloucester), Inc. (fka          Common           3          1000      Safety-Kleen Services, Inc.
Laidlaw Environmental Services
(Gloucester), Inc. fka Gloucester
County Construction Co.)

Safety-Kleen (Deer Trail), Inc. (fka          Common           5           500      Safety-Kleen Services, Inc.
Laidlaw Environmental Services (Deer
Trail), Inc. fka Highway 36 Land
Development Company)

Safety-Kleen (Mt. Pleasant), Inc. (fka        Common           2          1000      Safety-Kleen Services, Inc.
Laidlaw Environmental Services (Mt.
Pleasant), Inc. fka Allworth of
Tennessee, Inc.)

Safety-Kleen (Minneapolis), Inc. (fka         Common           11         3000      Safety-Kleen Services, Inc.
Laidlaw Environmental Services
(Minneapolis), Inc. fka National
Electric, Inc.)

Safety-Kleen (Aragonite), Inc. (fka           Common           3          1000      Safety-Kleen (Minneapolis), Inc.
Laidlaw Environmental Services
(Aragonite), Inc. fka Aptus, Inc.)

Safety-Kleen (Sussex), Inc. (fka              Common           2           500      Safety-Kleen Services, Inc.
Laidlaw Environmental Services
(Sussex), Inc. fka Sussex Contractors,
Inc.)

Safety-Kleen (Encotec), Inc. (fka             Common           2          1000      Safety-Kleen Services, Inc.
Laidlaw Environmental, Inc. fka Rollins
Environmental, Inc.)

                                                                                                         Page 5 of 7

                                                                                         Schedule 1 to the Guarantee
                                                                                            And Collateral Agreement

Safety-Kleen Systems, Inc.  (fka              Common          001           1       Safety-Kleen Services, Inc.
Safety-Kleen Corp.) (7)

Ecogard, Inc.                                 Common           4           10       Safety-Kleen Systems, Inc.

SK Europe, Inc.                               Common          001          10       Safety-Kleen Systems, Inc.

Safety-Kleen Europe Limited (44%)             Common           16        2,640,000  SK Europe, Inc.

Dirt Magnet, Inc.                             Common           38        44,387     Safety-Kleen Systems, Inc.

The Midway Gas and Oil Co.                    Common           38          26       Dirt Magnet, Inc.

Elgint Corp.                                  Common           1          2500      Safety-Kleen Systems, Inc.

Safety-Kleen Envirosystems Company            Common           1          1000      Safety-Kleen Systems, Inc.

Safety-Kleen Envirosystems Company of         Common           1           10       Safety-Kleen Envirosystems Company
Puerto Rico, Inc.

Petrocon, Inc.                                Common           1           100      Safety-Kleen Systems, Inc.

Phillips Acquisition Corp.                    Common           1          3000      Safety-Kleen Systems, Inc.

SK Real Estate Inc.                           Common           1           100      Safety-Kleen Systems, Inc.

Safety-Kleen International, Inc.              Common           1           100      Safety-Kleen Systems, Inc.

Safety-Kleen Oil Recovery Co.                 Common           2          1000      Safety-Kleen Systems, Inc.

Safety-Kleen Oil Services, Inc.               Common           2           100      Safety-Kleen Systems, Inc.

The Solvents Recovery Service of New          Common           11          200      Safety-Kleen Systems, Inc.
Jersey, Inc.

See also Attachment A to Schedule 1 of
the Guarantee & Collateral Agreement

          FOREIGN SUBSIDIARIES            CLASS OF STOCK   STOCK         NO. OF     SHAREHOLDER
                                                           CERT. NO.     SHARES
                                                                         ISSUED

Safety-Kleen (Puerto Rico), Inc. (fka         Common           4            1       Safety-Kleen Services, Inc.
Laidlaw Environmental Services (Puerto
Rico), Inc.)

Laidlaw Environmental Services de            Series A                      51       Safety-Kleen Services, Inc.
Mexico, S.A. de C.V. (8)
                                             Series B                      449
---------------
(7) LES Acquisition,  Inc. was merged into Safety-Kleen Corp. (nka Safety-Kleen Systems,  Inc.) on May 20, 1998. LES
Acquisition, Inc. formerly had 1 common share issued to LES, Inc. on certificate number 001.

(8) Safety-Kleen Services, Inc. pledged 260 shares of Laidlaw Environmental Services de Mexico, S.A. de C.V. because it believed that it held 400 series B shares and that Ametch Inc. and unrelated shareholder held 49 shares of series
B and that Odeberto Ramos held 51 series A shares.  Based on this  information  Mexican counsel was asked to prepare two share certificates dividing the 400 series B shares into 65% and 35% interests.  It appears that Mexican counsel issued two certificates to Safety-Kleen Services,  Inc. (fka LES, Inc.) certificate 5 in the amount of 260 shares of
Series A and certificate 6 in the amount of 191 shares of series A.


                                                                                                         Page 6 of 7

                                                                                         Schedule 1 to the Guarantee
                                                                                            And Collateral Agreement

Safety-Kleen Canada, Inc.                     Class A         CA-4        1000      Safety-Kleen Systems, Inc. (9)

                                              Class B         CB-4        6500      Safety-Kleen Systems, Inc.

                                              Class C         CC-4       36,531     Safety-Kleen Systems, Inc.

                                              Class Z         CZ-3       417,528    Safety-Kleen Systems, Inc.
Safety-Kleen Ltd (successor to Laidlaw        Class A                               Safety-Kleen Services, Inc.
Environmental Services (Canada) Ltd.)
                                              Class B

----------------------------
(9) 1000 Shares of Class A stock are issued to Safety-Kleen  Systems,  Inc. and 650 of these are pledged securities.
10,000 shares of Class B stock are issued to Safety-Kleen  Systems,  Inc. and 6500 of these are pledged  securities.
56,203 shares of Class C stock are issued to Safety-Kleen  Systems, Inc. and 36,531 of these are pledged securities.
1,353,550  shares of Class Z stock are issued.  Safety-Kleen  Systems,  Inc.  holds 642,351 of these shares of which
417,528 are pledged.  3095-7146  Quebec Inc.  holds 711,199 Class Z shares  (however,  they are  physically  held by
Safety-Kleen Canada Inc. and Safety-Kleen Systems, Inc. as collateral for payment of outstanding loans).


                                                                                                         Page 7 of 7


                                                                                        Schedule 2
                                                                Guarantee and Collateral Agreement

                                CORPORATE ORGANIZATIONAL STRUCTURE
                                 SAFETY-KLEEN CORP. - - NYSE: (SK)

THE FOLLOWING LIST SETS FORTH THE SUBSIDIARIES OF SAFETY-KLEEN  CORP. AS OF JULY 20, 2000.  PARENT
SUBSIDIARY RELATIONS ARE INDICATED BY INDENTATIONS. UNLESS OTHERWISE INDICATED, 100% OF THE VOTING
SECURITIES OF EACH SUBSIDIARY IS OWNED BY THE INDICATED PARENT OF SUCH SUBSIDIARY.

THE CHIEF EXECUTIVE OFFICE OF EACH  COMPANY EXCEPT ELGINT CORP. IS 1301 GERVAIS STREET, SUITE 300,
COLUMBIA, SOUTH  CAROLINA  29201.   THE CHIEF EXECUTIVE  OFFICE FOR ELGINT CORP. IS 101 CONVENTION
CENTER DRIVE, SUITE 850, LAS VEGAS, NEVADA 89109.
------------------------------------------------------------------------------------ --------------
                                NAME OF CORPORATION                        STATE OF INCORPORATION
---------------------------------------------------------------------------------------------------
SAFETY-KLEEN CORP.                                                              Delaware
---------------------------------------------------------------------------------------------------
    SAFETY-KLEEN SERVICES, INC.                                                 Delaware
------- -------------------------------------------------------------------------------------------
        SAFETY-KLEEN (CONSULTING), INC. (7.8635%)                               Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (LONE AND GRASSY MOUNTAIN), INC.                           Oklahoma
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN (TULSA), INC.                                          Oklahoma
---------------------------------------------------------------------------------------------------
                SAFETY-KLEEN (SAN ANTONIO), INC.                                Texas
---------------------------------------------------------------------------------------------------
                SAFETY-KLEEN (WICHITA), INC.                                    Kansas
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN (DELAWARE), INC.                                       Delaware
---------------------------------------------------------------------------------------------------
                SK SERVICES (EAST), L.C.                                        Utah
---------------------------------------------------------------------------------------------------
                SK SERVICES, L.C.                                               Utah
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (ROSEMOUNT), INC.                                          Minnesota
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (SAWYER), INC.                                             Oklahoma
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (PPM), INC.                                                Georgia
---------------------------------------------------------------------------------------------------
            NINTH STREET PROPERTIES, INC.                                       Missouri
---------------------------------------------------------------------------------- ----------------
        SAFETY-KLEEN (SAN JOSE), INC.                                           California
---------------------------------------------------------------------------------------------------
        CHEMCLEAR, INC. OF LOS ANGELES                                          Delaware
---------------------------------------------------------------------------------------------------
        USPCI, INC. OF GEORGIA                                                  Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN HOLDINGS, INC.                                             Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (WESTMORLAND), INC. (50%)                                  California
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (BUTTONWILLOW), INC. (23%)                                 California
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (NE), INC.                                                 New Hampshire
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (CROWLEY), INC.                                            Louisiana
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (LAPORTE), INC.                                            Texas
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (TG), INC.                                                 Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (ROEBUCK), INC.                                            South Carolina
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (TS), INC.                                                 Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (COLFAX), INC.                                             Delaware
---------------------------------------------------------------------------------------------------
        GSX CHEMICAL SERVICES OF OHIO, INC.                                     Ohio
---------------------------------------------------------------------------------------------------
        LEMC, INC.                                                              Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN CHEMICAL SERVICES, INC.                                    Massachusetts
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (ALTAIR), INC.                                             Texas
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN (FS), INC. (13%)                                       Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (BDT), INC.                                                New York
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (FS), INC. (87%)                                           Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (GS), INC.                                                 Tennessee
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (CLIVE), INC.                                              Oklahoma
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (WT), INC.                                                 Ohio
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN OSCO HOLDINGS, INC.                                        Delaware
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN (NASHVILLE), INC.                                      Tennessee
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (BARTOW), INC.                                             Florida
---------------------------------------------------------------------------------------------------

                                                                                             Page 1

                                                                                         Schedule 2
                                                                 Guarantee and Collateral Agreement

        SAFETY-KLEEN (CALIFORNIA), INC.                                         California
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN (BUTTONWILLOW), INC. (77%)                             California
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN (WESTMORLAND), INC. (50%)                              California
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (CHATTANOOGA), INC.                                        Tennessee
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (PECATONICA), INC.                                         Illinois
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (PINEWOOD), INC.                                           South Carolina
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (WHITE CASTLE), INC.                                       Colorado
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (PUERTO RICO), INC.                                        Puerto Rico
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (BRIDGEPORT), INC.                                         Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (DEER PARK), INC.                                          Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (BATON ROUGE), INC.                                        Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (PLAQUEMINE), INC.                                         Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (CUSTOM TRANSPORT), INC.                                   Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (LOS ANGELES), INC.                                        California
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (TIPTON), INC.                                             Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (GLOUCESTER), INC.                                         Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (DEER TRAIL), INC.                                         Colorado
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (MT. PLEASANT), INC.                                       Tennessee
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (MINNEAPOLIS), INC.                                        Minnesota
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN (ARAGONITE), INC.                                      Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (SUSSEX), INC.                                             Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN (ENCOTEC), INC.                                            Delaware
---------------------------------------------------------------------------------------------------
        SAFETY-KLEEN SYSTEMS, INC.                                              Wisconsin
---------------------------------------------------------------------------------------------------
            ECOGARD, INC.                                                       Delaware
---------------------------------------------------------------------------------------------------
            SK EUROPE, INC.                                                     Nevada
---------------------------------------------------------------------------------------------------
            DIRT MAGNET, INC.                                                   Colorado
---------------------------------------------------------------------------------------------------
                THE MIDWAY GAS AND OIL CO.                                      Colorado
---------------------------------------------------------------------------------------------------
            ELGINT CORP.                                                        Nevada
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN ENVIROSYSTEMS COMPANY                                  California
---------------------------------------------------------------------------------------------------
                SAFETY-KLEEN ENVIROSYSTEMS COMPANY OF PUERTO RICO, INC.         Indiana
---------------------------------------------------------------------------------------------------
            PETROCON, INC.                                                      Delaware
---------------------------------------------------------------------------------------------------
            PHILLIPS ACQUISITION CORP.                                          Delaware
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN (CONSULTING), INC. (78.6349%)                          Delaware
---------------------------------------------------------------------------------------------------
            SK REAL ESTATE INC.                                                 Illinois
---------------------------------------------------------------------------------- ----------------
            SAFETY-KLEEN INTERNATIONAL, INC.                                    Delaware
---------------------------------------------------------------------------------- ----------------
            SAFETY-KLEEN OIL RECOVERY CO.                                       Delaware
---------------------------------------------------------------------------------------------------
            SAFETY-KLEEN OIL SERVICES, INC.                                     Delaware
---------------------------------------------------------------------------------------------------
            THE SOLVENTS RECOVERY SERVICE OF NEW JERSEY, INC.                   New Jersey
---------------------------------------------------------------------------------------------------

                                                                                             Page 2


                                                                      SCHEDULE 3

                      LOCATION OF INVENTORY AND EQUIPMENT


                        (Intentionally omitted)

                                                              Schedule 4 to the Guarantee and Collateral Agreement


                                                   U.S. TRADEMARK REGISTRATIONS


 REG. NO.     TRADEMARK                   ISSUE DATE   EXP. DATE             GOODS/SERVICES
----------    ------------                ----------   ----------  -------------------------

  918,839     SAFETY-KLEEN                08/24/71     08/24/01    Mechanical parts cleaning units comprising a
                                                                   solvent reservoir, a parts sink and a solvent
                                                                   circulating pump, and parts of such apparatus

  939,055     SAFETY-KLEEN                07/25/72     07/25/02    Leasing of cleaning apparatus for cleaning
                                                                   mechanical parts and components and periodic
                                                                   renewal of solvent furnished with the apparatus

1,125,019     SK LOGO                     09/11/79     09/11/09    Leasing of cleaning apparatus for cleaning
                                                                   mechanical parts and components and periodic
                                                                   renewal of solvent furnished with the apparatus

1

                                                              Schedule 4 to the Guarantee and Collateral Agreement

1,166,399     SAFETY-KLEEN                08/25/81     08/25/01    Hood and duct grease filters used with commercial
                                                                   cooking equipment

1,183,410     SAFETY-KLEEN                12/29/81     12/29/01    Cleaning and degreasing solvent for industrial use

1,184,136     SAFETY-KLEEN                12/29/81     12/29/01    Services performed in cleaning and repair services
                                                                   in the field of commercial cooking duct and hood
                                                                   filters

1,205,741     SAFETY-KLEEN                08/17/82     08/17/02    Cleaning and recycling services - namely,
                                                                   removing, cleaning and replacing solvent in parts
                                                                   washers used in service, maintenance, repair and
                                                                   manufacturing facilities

1,493,807     SAFETY-KLEEN                06/28/88     06/28/08    Cleaning preparations, namely, cream waxes, finish
                                                                   glazes for vehicles, liquid cleaners and waxes for
                                                                   vehicles, tire cleaners, carburetor and small
                                                                   parts


                                                            2

                                                                   Schedule 4 to the Guarantee and Collateral Agrement


                                                                   cleaners, brake cleaners, glass cleaners, gneral
                                                                   purpose cleaners, dry cleaning solvents, hand
                                                                   cleaners, abrasive cleaners, upholstery shampoos,
                                                                   and heavy duty liquid cleaning solution, compounds
                                                                   or rubbing, polishing and cleaning vehicles

1,493,903     SAFETY-KLEEN                06/28/88     06/28/08    Sand, grit and bead blasting machines; mechanical
                                                                   parts cleaning units comprising a cleaning liquid
                                                                   reservoir, parts receptacle, and parts of such
                                                                   apparatus

1,496,177     SAFETY-KLEEN                07/12/88     07/12/08    Cleaning and recycling services, namely, removing
                                                                   waste solvent and solvent filters; cleaning and
                                                                   recycling industrial solvents, hazardous liquids
                                                                   and solvents used in the dry cleaning industry;
                                                                   removing, cleaning and


                                                           3

                                                                   Schedule 4 to the Guarantee and Collateral Agrement


                                                                   recycling buffing pads; removing and disposing of
                                                                   waste paint and paint thinners; leasing of sand,
                                                                   grit and bead blasting apparatus; leasing of spray
                                                                   gun equipment

1,496,478     SAFETY-KLEEN                07/19/88     07/19/08    Penetrating and lubricating compositions

1,502,737     SAFETY-KLEEN                09/06/88     09/06/08    Fillers for use in connection with repairing
                                                                   automobile and truck bodies


                                                           4

                                                                   Schedule 4 to the Guarantee and Collateral Agrement


1,502,824     SK LOGO SAFETY-KLEEN        09/06/88     09/06/08    Sand, grit and bead blasting machines; mechanical
                                                                   parts cleaning units comprising a solvent
                                                                   reservoir, a parts sink and a solvent circulating
                                                                   pump, and parts of such apparatus; and mechanical
                                                                   parts cleaning apparatus comprising a cleaning
                                                                   liquid reservoir, parts receptacle and parts of
                                                                   such apparatus


                                                           5

                                                                   Schedule 4 to the Guarantee and Collateral Agrement


1,503,281     SK LOGO SAFETY-KLEEN        09/06/88     09/06/08    Cleaning and recycling services, namely, removing,
                                                                   cleaning and replacing solvent in parts washers
                                                                   used in service, maintenance, repair and
                                                                   manufacturing facilities; removing waste solvent
                                                                   and solvent filters; cleaning and recycling
                                                                   industrial solvents used in the dry cleaning
                                                                   industry; removing, cleaning and recycling
                                                                   industrial solvents and hazardous liquids;
                                                                   removing cleaning and recycling buffing pads;
                                                                   removing and disposing of waste paint and paint
                                                                   thinners; leasing of sand, grit and bead blasting
                                                                   apparatus; and leasing of spray gun equipment

1,507,691     SK LOGO SAFETY-KLEEN        10/11/88     10/11/08    Cleaning preparations, namely, cleaning and
                                                                   degreasing solvents, cream waxes for vehicles,
                                                                   finish glazes for

                                                           6

                                                                   Schedule 4 to the Guarantee and Collateral Agrement


                                                                   vehicles, liquid cleaners and waxes for vehicles,
                                                                   carburetor and small parts cleaners, brake cleaners,
                                                                    dry cleaning solvents, abrasive cleaners, heavy
                                                                   duty liquid cleaning solutions; and compounds for
                                                                   rubbing, polishing and cleaning vehicles

1,685,676     WE CARE...WE USE SAFETY-    05/05/92     05/05/02    Promoting public awareness of the need for
              KLEEN'S ENVIRONMENTALLY                              responsible recycling of petroleum products and
              FRIENDLY FLUID RECOVERY                                              consultation related thereto.
              SERVICE

1,691,114     FINISH LINE                 06/09/92     06/09/02    Automobile fluids, namely, motor oil, engine oil
                                                                   and lubricants

                                                           7

                                                                   Schedule 4 to the Guarantee and Collateral Agreement

1,718,814     FIRST RECOVERY              09/22/92     09/22/02    Temporary collection and transportation services
                                                                   of used motor oil and waste and recyclable
                                                                   automobile chemicals; technical advisory services
                                                                   in the field of temporary collection and
                                                                   transportation of used motor vehicle fluids and
                                                                   recyclable automotive chemicals

1,787,196     WE CARE & DESIGN            08/10/93     08/10/03    Promoting public awareness of the need for
                                                                   responsible recycling of petroleum products and
                                                                   consultation related thereto.

1,787,197     WE CARE                     08/10/93     08/10/03    Promoting public awareness of the need for
                                                                   responsible recycling of petroleum products and
                                                                   consultation related thereto.

                                                           8

                                                                   Schedule 4 to the Guarantee and Collateral Agreement


1,837,598     FIRST RECOVERY & DESIGN     05/31/94     05/31/04    Gasoline antifreeze; motor oil; industrial sink
                                                                   for washing parts; air, gas, and oil filters for
                                                                   land vehicles; temporary collection of used motor
                                                                   oils and waste and recyclable automobile
                                                                   chemicals; technical advisory services rendered in
                                                                   the field of temporary collection and
                                                                   transportation of used motor vehicle fluids and
                                                                   recyclable automobile chemicals

1,861,305     SK SAFETY-KLEEN THE WE      11/01/94     11/01/04    Promoting public awareness of the need for
              CARE COMPANY                                         responsible recycling of petroleum products and
                                                                   consultation related thereto

                                                           9

                                                                   Schedule 4 to the Guarantee and Collateral Agreement


1,862,111     WE CARE SAFETY-KLEEN        11/08/94     11/08/04    Promoting public awareness of the need for
              THE WE CARE COMPANY &                                responsible recycling of petroleum products and
              DESIGN                                               consultation related thereto

1,866,006     FIRST RECOVERY & DESIGN     12/06/94     12/06/04    Recycling, namely, the recycling of automotive
                                                                   waste, hazardous waste, asphalt waste, automotive
                                                                   chemicals and automotive parts

                                                           10

                                                                   Schedule 4 to the Guarantee and Collateral Agreement


1,867,412     AMERICA'S PRIDE             12/13/94     12/13/04    Automotive vehicle lubricants; namely, motor oil,
                                                                   refined motor oil, synthetic motor oil, automotive
                                                                   oils, synthetic automotive oils, heavy duty motor
                                                                   oil, non-detergent oil, synthetic diesel motor
                                                                   oil, synthetic racing oils, two cycle motor oil,
                                                                   multi-purpose gear oil, synthetic gear oil,
                                                                   snowmobile oil, red chain oil, transmission fluid,
                                                                   multi-purpose grease and water pump lubricant

1,867,929     THE ENVIRONMENTAL WAY       12/20/94     12/20/04    Motor oil, refined motor oil, automotive oils and
                                                                   non-detergent motor oil

                                                           11

                                                                   Schedule 4 to the Guarantee and Collateral Agreement


1,882,503     MISCELLANEOUS DESIGN        03/07/95     03/07/05    Collection used motor oils, waste and automotive
                                                                   chemicals for recycling; transportation of used
                                                                   motor oils, waste and automotive chemicals for
                                                                   recycling

1,891,392     ENVIROSYSTEMS               04/25/95     04/25/05    Recyclable waste fluids treatment services, liquid
                                                                   waste recycling services

1,897,259     CHECKERED FLAG              06/06/95     06/06/05    Motor oil and refined motor oil

1,905,251     AMERICA'S CHOICE & DESIGN   07/18/95     07/18/05    Automotive fluids prepared in whole or in part
                                                                   from recycled or re-refined oils; namely, motor
                                                                   oil, refined motor oil, non-detergent motor oil

1,905,252     AMERICA'S CHOICE            07/18/95     07/18/05    Automotive fluids prepared in whole or in part
                                                                   from recycled or re-refined oils; namely, motor
                                                                   oil, refined motor oil, non-detergent motor oil

                                                           12

                                                                   Schedule 4 to the Guarantee and Collateral Agreement


1,974,438     NATIONAL                    05/21/96     05/21/06    Motor oil

2,039,494     FIRST RECOVERY & DESIGN     02/18/97     02/18/07    Collection of used motor oils, waste and
                                                                   automotive chemicals for recycling; transportation
                                                                   of used motor oils, waste and automotive chemicals
                                                                   via truck for recycling

2,096,368     AQUAWORKS                   09/16/97     09/16/07    Aqueous cleaning solution for industrial cleaning
                                                                   and degreasing

2,139,068     MISCELLANEOUS DESIGN        02/24/98     02/24/98    Collection of used motor oils, waste and
                                                                   automotive chemicals for recycling; transportation
                                                                   of used motor oils, waste and automotive chemicals
                                                                   via truck for recycling

                                                           13

                                                                   Schedule 4 to the Guarantee and Collateral Agreement


2,140,925     FIRSTRECOVERY               03/03/98     03/03/08    Collection of used motor oils, waste and
                                                                   automotive chemicals for recycling; transportation
                                                                   of used motor oils, waste and automotive chemicals
                                                                   via truck for recycling

2,147,579     SUPERCAN                    03/31/98     03/31/08    Silver recovery cartridges for use in silver
                                                                   recovery machines

2,207,231     CONTINUED USE               12/01/98     12/01/08    Recycling hazardous waste materials and handling
                                                                   hazardous waste materials

                                                           14

                                                                   Schedule 4 to the Guarantee and Collateral Agreement


2,233,352     TEAM TOTAL ENVIRONMENTAL    03/23/99     03/23/09    Preparing business reports for others in the field
              ACTIVITY MANAGEMENT                                  of environmental compliance; environmental servoces,
                                                                   namely hazardous and non-hazardous waste disposal and
                                                                   cleaning service for others; transportation of waste
                                                                   materials by truck, train or air and warehouse storage
                                                                   for others; treatment of waste and recycling for others;
                                                                   educational services,  namely providing  classes in the
                                                                   field of hazardous and non-hazardous waste disposal;
                                                                   environmental  services;  namely  waste  management,
                                                                   hazardous waste management and sorting of waste and
                                                                   recyclable material; reviewing company practices and
                                                                   policies to assure compliance with environmental
                                                                   laws and regulations

                                                           15

                                                                   Schedule 4 to the Guarantee and Collateral Agreement


2,250,097     SILVER KLEEN                06/01/99     06/01/99    Machines for filtering and recovering silver

2,265,573     THE POWER OF WATER          07/27/99     07/27/09    Aqueous cleaning solutions for industrial cleaning
                                                                   and degreasing

2,286,346     PROMAX                      10/12/99     10/12/09    Cleaning preparations, namely, cleaners and degreasers
                                                                   for removing oils, greases and dirt from automotive and
                                                                   industrial parts

2,343,725     CABPAK                      04/18/2000   04/18/2010  Waste management services, namely, management of small waste containers from generation to disposal


                                                           16

                                                                   Schedule 4 to the Guarantee and Collateral Agreement


                                TERM FOR TRADEMARKS REGISTERED PRIOR TO 11/16/89 - 20 YEARS
                              TERM FOR MARKS REGISTERED OR RENEWED AFTER 11/16/89 - 10 YEARS

                                                           17

                                                                   Schedule 4 to the Guarantee and Collateral Agreement

                                            PENDING TRADEMARK APPLICATIONS

SERIAL NO.    FILING DATE                 TRADEMARK                DESCRIPTION OF GOODS

75/632,313    02/02/99                    RECOVERY IN MOTION       Collection of used motor oils, waste and automotive chemicals for recycling; transportation of used motor oils, waste and
                                                                   automotive chemicals via truck for recycling

75/729,454    06/15/99                    WE CARE                  Promoting public awareness of the need for responsible recycling and consultation related thereto

75/729,455    06/15/99                    WE CARE & DESIGN         Promoting public awareness of the need for responsible recycling and consultation related thereto

                                                           18

                                                                   Schedule 4 to the Guarantee and Collateral Agreement


75/908,823    02/03/2000                  JUST ASK                 Preparing business reports for others in the field of
                                                                   environmental compliance; environmental services, namely
                                                                   hazardous and non-hazardous waste disposal and cleaning service for others; cleaning and recycling services, namely removing, cleaning and replacing solvents in parts washers used in service, maintenance, repair and manufacturing facilities; removing waste solvent and solvent filters; cleaning and recycling industrial solvents used in the drycleaning industry; removing, cleaning and recycling industrial solvents and hazardous liquids; removing cleaning and recycling buffing pads; removing and disposing ofd waste paint and paint thinners; transportation of waste materials by truck, train or air and warehouse storage for others;
                                                                   treatment of waste and recycling for others; educational
                                                                   services, namely, providing classes in the field of hazardous and non-hazardous waste disposal; environmental services, namely, waste management and sorting of waste and recyclable material and reviewing

                                                                 19

                                                                                Schedule 4 to the Guarantee and Collateral Agreement


                                                                   company practices and policies to assure compliance with
                                                                   environmental laws and regulations and chemical analysis;
                                                                   leasing of cleaning apparatus for cleaning mechanical parts and components and periodic renewalof solvent furnished
                                                                   with the apparatus.

78/908,749    02/03/2000                  SAFETY-KLEEN             Preparing business reports for others in the field of
                                                                   environmental compliance; environmental services, namely,
                                                                   hazardous and non-hazardous waste disposal and cleaning service for others; transportation of waste materials by truck, train or air and warehouse storage for others; treatment of waste and recycling for others; educational services, namely, providing classes in the field of hazardous and non-hazardous waste
                                                                   disposal; environmental services, namely, waste management and sorting of waste and recyclable material and reviewing company practices and policies to assure compliance with environmental laws and regulations and chemical analysis.


                                                                 20

                                                                                Schedule 4 to the Guarantee and Collateral Agreement


75/908,824    02/03/2000                  SK LOGO                  Preparing business reports for others in the field of
                                                                   environmental compliance; environmental services, namely,
                                                                   hazardous and non-hazardous waste disposal and cleaning service for others; transportation of waste materials by truck, train or air and warehouse storage for others; treatment of waste and recycling for others; educational services, namely, providing classes in the field of hazardous and non-hazardous waste
                                                                   disposal; environmental services, namely, waste management and sorting of waste and recyclable material and reviewing company practices and policies to assure compliance with environmental laws and regulations and chemical analysis.


                                                                 21

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


                                                      AUSTRALIA - REGISTRATIONS

===================================================================================================================================
REG. NO.      TRADEMARK                  FILE DATE        EXPIRY DATE                          GOODS/SERVICES
===================================================================================================================================
B290,214      SAFETY-KLEEN               09/02/75         09/02/06        Metalwashing machinery and parts thereof
-----------------------------------------------------------------------------------------------------------------------------------
A373,451      SAFETY-KLEEN               03/26/82         03/26/03        Leasing of cleaning apparatus including leasing of
                                                                          cleaning apparatus for cleaning mechanical parts and
                                                                          components, and such services in this class as are
                                                                          incidental or ancillary to said leasing, including
                                                                          leasing and supply of cleaning materials furnished
                                                                          or to be furnished with the apparatus
-----------------------------------------------------------------------------------------------------------------------------------
A373,452      SK LOGO                    03/26/82         03/26/03        Metalwashing machinery and parts thereof
-----------------------------------------------------------------------------------------------------------------------------------
A373,453      SK LOGO                    03/26/82         03/26/03        Parts cleaner and solvent exchange services


                                                                 22

                                                                               Schedule 4 to the Guarantee and Collateral Agreement

-----------------------------------------------------------------------------------------------------------------------------------
A544,732      SAFETY-KLEEN               10/26/90         10/26/07        Cleaning and degreasing solvents; finish glazes for
                                                                          vehicles; liquid cleaners and waxes for vehicles;
                                                                          carburetor and small parts cleaners, brake cleaners,
                                                                          glass cleaners, general purpose cleaners; hand
                                                                          cleaners; abrasive cleaners, heavy duty liquid cleaning
                                                                          solutions; compounds for rubbing, polishing and
                                                                          cleaning vehicles
-----------------------------------------------------------------------------------------------------------------------------------
A544,733      SAFETY-KLEEN               10/26/90         10/26/07        Metal washing machinery and parts thereof
-----------------------------------------------------------------------------------------------------------------------------------
A544,734      SAFETY-KLEEN               10/26/90         10/26/07        Parts cleaner and solvent exchange services
-----------------------------------------------------------------------------------------------------------------------------------
A544,735      SK LOGO                    10/26/90         10/26/07        Cleaning and degreasing solvents; finish glazes for
                                                                          vehicles; liquid cleaners and waxes for vehicles;
                                                                          carburetor and small parts cleaners, brake cleaners,
                                                                          glass cleaners; general purpose cleaners; hand
                                                                          cleaners; abrasive cleaners; heavy duty liquid cleaning
                                                                          solutions; compounds for rubbing, polishing and
                                                                          cleaning of vehicles

                                                                 23

                                                                               Schedule 4 to the Guarantee and Collateral Agreement

-----------------------------------------------------------------------------------------------------------------------------------
A544,736      SK LOGO                    10/26/90         10/26/07        Parts cleaner and solvent exchange services
===================================================================================================================================


                                                   RENEWABLE EVERY TEN (10) YEARS


                                                                 24

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


                                                   BENELUX COUNTRIES - REGISTRATIONS

===================================================================================================================================
REG. NO.      TRADEMARK                  FILE DATE        EXPIRY DATE                          GOODS/SERVICES
===================================================================================================================================
334,880       SAFETY-KLEEN               09/18/75         09/18/05        Machines adapted to wash automotive, aircraft and
                                                                          industrial parts


                                                                 25

                                                                               Schedule 4 to the Guarantee and Collateral Agreement

-----------------------------------------------------------------------------------------------------------------------------------
490,763       SK LOGO                    11/21/90         11/21/00        Cleaning and degreasing solvents for industrial use;
                                                                          sinks; cleaning apparatus for cleaning in service,
                                                                          maintenance, repair and manufacturing facilities; parts
                                                                          and components for cleaning units, including a solvent
                                                                          reservoir and a solvent circulating pump, their parts
                                                                          and accessories not included in other classes; leasing
                                                                          of cleaning apparatus for cleaning mechanical parts and
                                                                          components; maintenance and repair of these apparatus,
                                                                          including cleaning and replacing solvent and parts
                                                                          washers, cleaning services; recycling services

                                                                 26

                                                                               Schedule 4 to the Guarantee and Collateral Agreement

-----------------------------------------------------------------------------------------------------------------------------------
490,764       SAFETY-KLEEN               11/21/90         11/21/00        Cleaning and degreasing solvents for industrial use;
                                                                          cleaning apparatus for cleaning in service,
                                                                          maintenance, repair and manufacturing facilities;
                                                                          leasing of cleaning apparatus for cleaning mechanical
                                                                          parts and components; maintenance and repair of these
                                                                          apparatus, including cleaning and replacing solvent and
                                                                          parts washers; cleaning services; recycling services
-----------------------------------------------------------------------------------------------------------------------------------
634,449       THE POWER OF WATER         02/12/98         02/12/2008      Aqueous cleaning solutions
===================================================================================================================================



                                                   RENEWABLE EVERY TEN (10) YEARS
                                          INCLUDES BELGIUM, LUXEMBOURG AND THE NETHERLANDS

                                                                 27



                                                       CANADA - REGISTRATIONS

===================================================================================================================================
REG. NO.      TRADEMARK                  REG. DATE        EXPIRY DATE                          GOODS/SERVICES
===================================================================================================================================
271,222       SAFETY-KLEEN               07/23/82         07/23/12        Cleaning and degreasing solvents for parts washing
                                                                          machines used in service, maintenance, repair and
                                                                          manufacturing facilities, and cleaning emulsions and
                                                                          solvents used in immersion type cleaners for cleaning
                                                                          carburetors and other automotive, marine and
                                                                          agricultural vehicle parts; cleaning and recycling
                                                                          services, namely, periodically collecting, cleaning and
                                                                          replacing solvent for the parts washers used in
                                                                          service, maintenance, repair and manufacturing
                                                                          facilities

                                                                 28

                                                                               Schedule 4 to the Guarantee and Collateral Agreement

-----------------------------------------------------------------------------------------------------------------------------------
271,223       SAFETY-KLEEN               07/23/82         07/23/12        Apparatus for cleaning of mechanical parts, including
                                                                          components of automobiles, aircraft, industrial and
                                                                          agricultural machines and parts thereof used in
                                                                          manufacturing, service and repair facilities, and
                                                                          brushes, filters, and replacement parts for such
                                                                          apparatus; leasing of cleaning apparatus for cleaning
                                                                          mechanical parts, providing solvent for such apparatus,
                                                                          changing of such solvent and maintenance of such
                                                                          mechanical parts washing machines
-----------------------------------------------------------------------------------------------------------------------------------
348,226       AUTO-SPORT                 11/25/88         11/25/03        Motor oil
-----------------------------------------------------------------------------------------------------------------------------------
362,111       ALL SEASONS                11/03/89         11/03/04        Motor oil, engine oil and multi-grade engine oil.
-----------------------------------------------------------------------------------------------------------------------------------
362,524       AUTO PRIX                  11/03/89         11/03/04        Motor oil, windshield washer, anti-freeze, radiator
                                                                          anti-freeze.
-----------------------------------------------------------------------------------------------------------------------------------
368,887       NATIONALE                  05/25/90         05/25/05        Motor oil
-----------------------------------------------------------------------------------------------------------------------------------
386,039       FINISH LINE                06/28/91         06/28/08        Automobile fluids, namely motor oil, engine oil and
                                                                          lubricants

-----------------------------------------------------------------------------------------------------------------------------------
387,771       PREMIUM 1 & DESIGN         08/16/91         08/16/08        Motor oil and automotive oils

                                                                 29

                                                                               Schedule 4 to the Guarantee and Collateral Agreement

-----------------------------------------------------------------------------------------------------------------------------------
399,264       AUTO PRIX                  06/19/92         06/19/07        Motor oil, transmission fluid, power steering fluid,
                                                                          car washing formulations, antifreeze, antifreeze
                                                                          windshield washer liquid.
-----------------------------------------------------------------------------------------------------------------------------------
400,996       CANADA'S CHOICE            08/07/92         08/07/07        Automotive fluids, motor oil, refined motor oil
-----------------------------------------------------------------------------------------------------------------------------------
402,779       CANADA'S CHOICE & DESIGN   09/18/92         09/18/07        Motor oil and refined motor oil
-----------------------------------------------------------------------------------------------------------------------------------
404,047       PREMIUM 1                  10/23/92         10/23/07        Motor oil and automotive oils
-----------------------------------------------------------------------------------------------------------------------------------
405,434       FORMULA A                  11/27/92         11/27/07        Motor oil
-----------------------------------------------------------------------------------------------------------------------------------
419,387       SAFETY-KLEEN               11/12/93         11/12/08        Automotive fluids, motor oil, refined motor oil,
                                                                          automotive oils, heavy duty motor oil, non-detergent
                                                                          motor oil, tractor motor oil, high performance motor
                                                                          oil, two cycle motor oil, multipurpose gear oil, red
                                                                          chain oil, transmission fluid, multi-purpose grease,
                                                                          hydraulic oil, power steering fluid, undercoating oil
                                                                          for prevention of rust corrosion, automatic
                                                                          transmission fluids, industrial oils and universal
                                                                          tractor fluids; and re-refined motor oil.

                                                                 30

                                                                               Schedule 4 to the Guarantee and Collateral Agreement

-----------------------------------------------------------------------------------------------------------------------------------
425,449       CHECKERED FLAG             03/25/94         03/25/09        Motor oil, refined motor oil
-----------------------------------------------------------------------------------------------------------------------------------
429,254       NATIONAL                   06/24/94         06/24/09        Motor oil and diesel oil
-----------------------------------------------------------------------------------------------------------------------------------
435,190       WE CARE & DESIGN           11/04/94         11/04/09        The promotion of public awareness of the need for
                                                                          responsible recycling of petroleum products and
                                                                          consultation related thereto
-----------------------------------------------------------------------------------------------------------------------------------
439,636       FASTRAC                    02/24/95         02/24/10        Motor oil
-----------------------------------------------------------------------------------------------------------------------------------
470,356       NOUS Y CROYONS & DESIGN    02/04/97         02/04/12        The promotion of public awareness of the need for
                                                                          responsible recycling of petroleum products and
                                                                          consultation related thereto
-----------------------------------------------------------------------------------------------------------------------------------
477,708       WE CARE                    06/12/97         06/12/12        The promotion of public awareness of the need for
                                                                          responsible recycling of petroleum products and
                                                                          consultation related thereto
-----------------------------------------------------------------------------------------------------------------------------------
478,834       THE ENVIRONMENTAL WAY      07/22/97         07/22/12        Motor oil, refined motor oil
-----------------------------------------------------------------------------------------------------------------------------------
501,990       NATIONAL XTR               10/07/98         10/07/13        Automotive fluids, motor oil, refined motor oil,
                                                                          re-refined motor oil, automotive oils, heavy duty motor
                                                                          oil, diesel truck motor oil, high performance motor
                                                                          oil, transmission fluid, hydraulic oil, automatic
                                                                          transmission fluids.

                                                                                Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
516,956       SK LOGO SAFETY-KLEEN       09/24/99         09/24/14        Cleaning and recycling service, namely, the leasing of
                                                                          mechanical parts washers, used in service, maintenance,
                                                                          repair and manufacturing facilities, providing solvent
                                                                          for such apparatus, periodically collecting, cleaning
                                                                          and replacing such solvent and the maintenance of such
                                                                          mechanical parts washers; mechanical parts washers,
                                                                          including washers for cleaning components of
                                                                          automobiles, aircraft, industrial and agricultural
                                                                          machines and parts thereof used in manufacturing,
                                                                          service and repair facilities, and brushes, filters and
                                                                          replacement parts for such parts washers; cleaning and
                                                                          degreasing solvents for parts washing machines used in
                                                                          service, maintenance and repair and manufacturing, and
                                                                          cleaning emulsions and solvents used in immersion type
                                                                          cleaners for cleaning carburetors and other automotive,
                                                                          marine and agricultural vehicle parts; automotive
                                                                          fluids and motor oil, including automotive oils, heavy
                                                                          duty motor oil, non-detergent motor oil, motor oil for
                                                                          severe service, diesel truck motor oil, tractor motor
                                                                          oil, high performance motor oil, two cycle motor oil
                                                                          and refined motor oil; multi-purpose gear oil,
                                                                          snowmobile oil, red chain oil, transmission fluid,
                                                                          multi-purpose grease, hydraulic oil, oil


-----------------------------------------------------------------------------------------------------------------------------------
              SK LOGO SAFETY-                                             (Con't) for hydraulic jacks, power steering fluid, under-
              KLEEN                                                       coating oil for prevention of rust corrosion, automatic
                                                                          transmission fluids, industrial oils and universal tractor fluids; anti-freeze, ethylene glycol, anti-freeze
                                                                          windshield wash liquid; refined motor oil

                                                                               Schedule 4 to the Guarantee and Collateral Agreement

517,866       SK LOGO                    10/13/99         10/13/2014      Cleaning and recycling service, namely, the leasing of
                                                                          mechanical parts washers, used in service, maintenance,
                                                                          repair and manufacturing facilities, providing solvent
                                                                          for such apparatus, periodically collecting, cleaning
                                                                          and replacing such solvent and the maintenance of such
                                                                          mechanical parts washers; mechanical parts washers,
                                                                          including washers for cleaning components of
                                                                          automobiles, aircraft, industrial and agricultural
                                                                          machines and parts thereof used in manufacturing,
                                                                          service and repair facilities, and brushes, filters and
                                                                          replacement parts for such parts washers; cleaning and
                                                                          degreasing solvents for parts washing machines used in
                                                                          service, maintenance and repair and manufacturing, and
                                                                          cleaning emulsions and solvents used in immersion type
                                                                          cleaners for cleaning carburetors and other automotive,
                                                                          marine and agricultural vehicle parts; automotive
                                                                          fluids and motor oil, including automotive oils, heavy
                                                                          duty motor oil, non-detergent motor oil, motor oil for
                                                                          severe service, diesel truck motor oil, tractor motor
                                                                          oil, high performance motor oil, two cycle motor oil
                                                                          and refined motor oil; multi-purpose gear oil,
                                                                          snowmobile oil, red chain oil, transmission fluid,
                                                                          multi-purpose grease, hydraulic oil, oil for hydraulic
                                                                          jacks, power steering fluid, undercoating oil for
                                                                          prevention of rust corrosion, automatic transmission
                                                                          fluids, industrial oils and universal tractor fluids;
                                                                          anti-freeze, ethylene glycol, anti-freeze windshield
                                                                          wash liquid; refined motor oil

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
524,493       THE POWER OF WATER         03/08/2000       03/08/2015      Aqueous cleaning solutions for industrial cleaning and
                                                                          degreasing

===================================================================================================================================


                                                 RENEWABLE EVERY FIFTEEN (15) YEARS


                                                                               Schedule 4 to the Guarantee and Collateral Agreement

                                                       FRANCE - REGISTRATIONS

===================================================================================================================================
REG. NO.      TRADEMARK                  FILE DATE        EXPIRY DATE                          GOODS/SERVICES
===================================================================================================================================
1,321,801     SAFETY-KLEEN               09/22/75         09/22/05        Machines, in particular machines for cleaning parts of
                                                                          vehicles

-----------------------------------------------------------------------------------------------------------------------------------
1,629,087     SAFETY-KLEEN               11/22/90         11/22/00        Cleaning and degreasing solvents for industrial use;
                                                                          leasing of cleaning apparatus for cleaning mechanical
                                                                          parts and components and periodic renewal of solvent
                                                                          furnished with the apparatus; cleaning and recycling
                                                                          services, namely, removing, cleaning, and replacing
                                                                          solvent and parts washers used in service, maintenance,
                                                                          repair and manufacturing facilities

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
1,629,088     SK LOGO                    11/22/90         11/22/00        Cleaning and degreasing solvents for industrial use;
                                                                          leasing of cleaning apparatus for cleaning mechanical
                                                                          parts and components and periodic renewal of solvent
                                                                          furnished with the apparatus; cleaning and recycling
                                                                          services, namely, removing, cleaning and replacing
                                                                          solvent and parts washers used in service, maintenance,
                                                                          repair and manufacturing facilities; mechanical parts
                                                                          cleaning units comprising a solvent reservoir, parts
                                                                          sink and solvent circulating pump
-----------------------------------------------------------------------------------------------------------------------------------
98/718,194    THE POWER OF WATER         02/16/98         02/16/08        Aqueous cleaning solution
===================================================================================================================================

                                                   RENEWABLE EVERY TEN (10) YEARS


                                                                               Schedule 4 to the Guarantee and Collateral Agreement

                                                       GERMANY - REGISTRATIONS

===================================================================================================================================
REG. NO.      TRADEMARK                  FILE DATE        EXPIRY DATE                          GOODS/SERVICES
===================================================================================================================================
965,607       SAFETY-KLEEN               10/09/75         10/09/05        Washing apparatus, especially for machine and vehicle
                                                                          parts; parts of aforementioned washing apparatus
-----------------------------------------------------------------------------------------------------------------------------------
971,195       SK LOGO                    09/14/76         09/14/06        Washing apparatus, especially for machine and vehicle
                                                                          parts; parts of aforementioned washing apparatus
-----------------------------------------------------------------------------------------------------------------------------------
1,032,615     SK LOGO                    07/08/81         07/08/01        Renting and leasing of cleaning and washing apparatus,
                                                                          especially for machine parts and vehicle parts;
                                                                          installation, repair and maintenance of cleaning and
                                                                          washing apparatus; cleaning and recycling of used
                                                                          cleaning agents and solvents for re-use in cleaning and
                                                                          washing apparatus

                                                                               Schedule 4 to the Guarantee and Collateral Agreement

-----------------------------------------------------------------------------------------------------------------------------------
2,027,900     SK LOGO                    11/12/90         11/30/00        Chemical products for industrial purposes, particularly
                                                                          solvents for cleaning and/or degreasing purposes;
                                                                          removing, cleaning and recycling of cleaning agents and
                                                                          solvents used in cleaners and washers for mechanical
                                                                          parts; renting and leasing of cleaners for mechanical
                                                                          parts as well as periodic renewal of cleaning agents
                                                                          and solvents used in cleaners
-----------------------------------------------------------------------------------------------------------------------------------
2,029,187     SAFETY-KLEEN               11/12/90         11/30/00        Chemical products for industrial purposes, particularly
                                                                          solvents  for cleaning  and/or  degreasing purposes;
                                                                          removing cleaning and recycling of cleaning agents and
                                                                          solvents  used in cleaners  and washers for  mechanical
                                                                          parts

-----------------------------------------------------------------------------------------------------------------------------------
2,092,791     WE CARE & DESIGN           12/13/93         12/31/03        Promoting public awareness, in particular making people
                                                                          aware of the need for recycling petroleum products as
                                                                          well as consultation relating to the recycling of
                                                                          petroleum products
===================================================================================================================================


                                           RENEWABLE EVERY TEN (10) YEARS FROM FILING DATE


                                                                               Schedule 4 to the Guarantee and Collateral Agreement


                                                              HONG KONG

                                                            Registrations

===================================================================================================================================
REG. NO.      TRADEMARK                  FILING DATE      EXPIRY DATE                          GOODS/SERVICES
===================================================================================================================================
B02,458       SK LOGO                    10/30/90         10/30/11        Cleaning, polishing, scouring and abrasive
                                                                          preparations, including cleaning and degreasing
                                                                          solvents for industrial use
-----------------------------------------------------------------------------------------------------------------------------------
B06,426       SK LOGO                    10/30/97         10/30/11        Cleaning, polishing, scouring and abrading machines and
                                                                          apparatus, and parts and fittings therefor; reservoirs
                                                                          and sinks for containing cleaning, polishing, scouring,
                                                                          abrasive or solvent preparations and substances;
                                                                          circulating pumps and parts and fittings for such pumps
                                                                          for use with all the aforesaid goods

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
B09,374       SK LOGO                    06/11/92         06/11/13        Cleaning services, washing services, maintenance
                                                                          services, all for vehicle parts and mechanical parts,
                                                                          and for pads used in vehicle paint refinishing ; rental
                                                                          of cleaning apparatus, refurbishment of vehicles; and
                                                                          all other services included in this class
-----------------------------------------------------------------------------------------------------------------------------------
B00,585       SK LOGO                    06/11/92         06/11/13        Services included in Class 40 for the recycling of
                                                                          solvents and for the treatment and purification of
                                                                          liquids
===================================================================================================================================

                                         FIRST TERM SEVEN (7) YEARS FROM THE DATE OF FILING
                                                 SUBSEQUENT TERM FOURTEEN (14) YEARS


                                                                               Schedule 4 to the Guarantee and Collateral Agreement


                                                               ISRAEL

                                                        Pending Applications

====================================================================================================================================
SERIAL NO.    MARK                  FILE DATE                                           GOODS/SERVICES
====================================================================================================================================
73,921        SAFETY-KLEEN          10/13/89       Cleaning and degreasing solvent for industrial use
------------------------------------------------------------------------------------------------------------------------------------
73,922        SAFETY-KLEEN          10/13/89       Mechanical parts cleaning units comprising a solvent reservoir, a parts sink and a solvent circulating pump, and parts of such apparatus
------------------------------------------------------------------------------------------------------------------------------------
73,923        SAFETY-KLEEN          10/13/89       Cleaning and recycling services, being removing, cleaning and replacing solvents in parts washers used in service, maintenance, repair and manufacturing facilities
------------------------------------------------------------------------------------------------------------------------------------
73,924        SAFETY-KLEEN          10/13/89       Leasing of cleaning apparatus for cleaning mechanical parts and components and periodic renewal of solvent furnished with the apparatus

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
73,925        SK LOGO               10/13/89       Cleaning preparations, being cleaning and degreasing solvents, cream waxes for vehicles, finishing glazes for vehicles, liquid cleaners and waxes for vehicles, tire cleaners, carburetor and small parts cleaners, brake cleaners, disinfectant cleaners,glass cleaners, vinyl top cleaners, general purpose cleaners, dry cleaning solvents, hand cleaners, abrasive cleaners, stainless steel cleaners, upholstery shampoos, heavy duty liquid cleaning solutions, compounds for rubbing, polishing and cleaning vehicles
------------------------------------------------------------------------------------------------------------------------------------
73,926        SK LOGO               10/13/89       Sand, grit and bead blasting machines; mechanical parts cleaning units comprising a solvent reservoir, a parts sink and a solvent circulating pump, and parts of such apparatus; and mechanical parts cleaning apparatus comprising a cleaning liquid reservoir, parts receptacle and parts of such apparatus

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
73,927        SK LOGO            10/13/89          Cleaning and recycling services, being removing, cleaning and replacing solvent in parts washers used in service, maintenance, repair and manufacturing facilities, removing waste solvent and solvent filters, cleaning and recycling industrial solventd used in the dry cleaning industry; removing, cleaning and recycling industrial solvents and hazardous liquids; removing cleaning and recycling buffing pads; removing and disposing of waste paint and paint thinners;
                                                   leasing of sand, grit and bead blasting apparatus; leasing of spray gun equipment
------------------------------------------------------------------------------------------------------------------------------------
76,049        SK LOGO            04/19/90          Leasing of cleaning apparatus for cleaning mechanical parts and components anddic periodic renewal of solvent furnished with the apparatus
====================================================================================================================================


                                        FIRST TERM - SEVEN (7) YEARS FROM THE DATE OF FILING
                                               SUBSEQUENT TERMS - FOURTEEN (14) YEARS


                                                                               Schedule 4 to the Guarantee and Collateral Agreement

                                                        ITALY - REGISTRATIONS

===================================================================================================================================
REG. NO.      TRADEMARK                  FILE DATE        EXPIRY DATE                          GOODS/SERVICES
===================================================================================================================================
435,875       SAFETY-KLEEN               08/25/83         08/25/03        Devices for washing parts, namely, automotive,
                                                                          aircraft, or industrial machine parts washing devices
-----------------------------------------------------------------------------------------------------------------------------------
603,612       SK LOGO                    12/13/90         12/13/00        Cleaning and degreasing solvents for industrial use;
                                                                          leasing of cleaning apparatus for cleaning mechanical
                                                                          parts and components and periodic renewal of solvent
                                                                          furnished with the apparatus; cleaning and recycling
                                                                          services, namely, removing, cleaning and replacing
                                                                          solvent and parts washers used in service, maintenance,
                                                                          repair and manufacturing facilities; mechanical parts
                                                                          cleaning units comprising a solvent reservoir, parts
                                                                          sink and a solvent circulating pump and parts of such
                                                                          apparatus

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
603,613       SAFETY-KLEEN               12/13/90         12/13/00        Cleaning and degreasing solvents for industrial use;
                                                                          leasing of cleaning apparatus for cleaning mechanical
                                                                          parts and components and periodic renewal of solvent
                                                                          furnished with the apparatus; cleaning and recycling
                                                                          services, namely, removing, cleaning and replacing
                                                                          solvent and parts washers used in service, maintenance,
                                                                          repair and manufacturing facilities
-----------------------------------------------------------------------------------------------------------------------------------
686,218       WE CARE & DESIGN           11/19/93         11/19/13        Promoting public awareness of the need for responsible
                                                                          recycling of petroleum products and consultation
                                                                          relating thereto
===================================================================================================================================


                                      RENEWABLE EVERY TWENTY (20) YEARS FROM THE DATE OF FILING
                                                         PENDING APPLICATION

====================================================================================================================================
Serial No.     Trademark                     Filing Date                  Goods/Services

====================================================================================================================================

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


TO98C000743    THE POWER OF WATER            03/06/98                     Aqueous cleaning solution
====================================================================================================================================


                                                                               Schedule 4 to the Guarantee and Collateral Agreement

                                                               Lebanon

===================================================================================================================================
REG. NO.      TRADEMARK               FILE DATE        EXPIRY DATE       GOODS/SERVICES
                                      REG DATE
===================================================================================================================================
081418        SAFETY-KLEEN            10/22/99                           Cleaning and degreasing solvent; parts cleaning machines;
                                                                         recycling of cleaning solvents; leasing of parts cleaning
                                                                         machines
===================================================================================================================================


                                                                               Schedule 4 to the Guarantee and Collateral Agreement


                                                        JAPAN - REGISTRATIONS

===================================================================================================================================
REG. NO.      TRADEMARK               FILE DATE/REG. DATE EXPIRY DATE                          GOODS/SERVICES
===================================================================================================================================
1,427,758     SAFETY-KLEEN & SK LOGO     07/31/2000       07/31/2010      Machinery, parts washing machines and other goods
-----------------------------------------------------------------------------------------------------------------------------------
2,016,836     SAFETY-KLEEN               01/26/88         01/26/08        Washing machines for machinery and other goods
-----------------------------------------------------------------------------------------------------------------------------------
2,061,422     SAFETY-KLEEN               07/22/88         07/22/08        Soap and other goods
-----------------------------------------------------------------------------------------------------------------------------------
2,065,474     SK LOGO                    07/22/88         07/22/08        Soap and other goods
-----------------------------------------------------------------------------------------------------------------------------------
3,362,364     SK LOGO                    11/28/97         11/28/07        Cleaning and recycling services, namely, removing,
                                                                          cleaning and replacing solvent and parts washers used
                                                                          in service, maintenance, repair and manufacturing
                                                                          facilities
-----------------------------------------------------------------------------------------------------------------------------------
3,362,363     SAFETY-KLEEN               11/28/97         11/28/07        Cleaning and recycling services, namely, removing,
                                                                          cleaning and replacing solvent and parts washers used
                                                                          in service, maintenance, repair and manufacturing
                                                                          facilities

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
4,013,326     SK LOGO                    06/20/97         06/20/07        Leasing of cleaning apparatus for cleaning mechanical
                                                                          parts and components and periodic renewal of solvent
                                                                          furnished with the apparatus
-----------------------------------------------------------------------------------------------------------------------------------
4,099,074     SAFETY-KLEEN               01/09/98         01/09/08        Leasing of cleaning apparatus for cleaning mechanical
                                                                          parts and components and periodic renewal of solvent
                                                                          furnished with the apparatus.
===================================================================================================================================

                                                   RENEWABLE EVERY TEN (10) YEARS
                                                        KOREA - REGISTRATIONS

===================================================================================================================================
REG. NO.      TRADEMARK                  REG. DATE        EXPIRY DATE                          GOODS/SERVICES
===================================================================================================================================

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


183,883       SAFETY-KLEEN               11/25/89         11/25/09        Mechanical parts cleaning units comprising a solvent
                                                                          reservoir, a parts sink and a solvent circulating pump,
                                                                          and parts of such apparatus; sand, grit and bead
                                                                          blasting machine; mechanical parts cleaning units
                                                                          comprising a cleaning liquid reservoir, parts
                                                                          receptacle and parts of such apparatus; solvent filter
                                                                          for use in dry cleaning machine
-----------------------------------------------------------------------------------------------------------------------------------
187,717       SK LOGO                    01/29/90         01/29/10        Mechanical parts cleaning units comprising a solvent
                                                                          reservoir, a parts sink and a solvent circulating pump,
                                                                          and parts of such apparatus; sand, grit and bead
                                                                          blasting machines; mechanical parts cleaning units
                                                                          comprising a cleaning liquid reservoir, parts
                                                                          receptacle and parts of such apparatus; solvent filter
                                                                          for use in dry cleaning machines

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
192,627       SK LOGO                    05/30/2000       05/30/2010      Cleaning and degreasing solvent for industrial use;
                                                                          detergents for commercial and industrial use; liquid
                                                                          cleaners for vehicles, carburetor and small parts
                                                                          cleaners, brake cleaners, glass cleaners, vinyl top
                                                                          cleaners, general purpose cleaners, dry cleaning
                                                                          solvents, hand cleaners, abrasive cleaner, stainless
                                                                          steel cleaners, upholstery shampoos and heavy duty
                                                                          liquid cleaning solutions; compounds for rubbing,
                                                                          polishing and cleaning vehicles

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
192,638       SAFETY-KLEEN               05/30/2000       05/30/2010      Cleaning and degreasing solvent for industrial use;
                                                                          detergents for commercial and industrial use; liquid
                                                                          cleaners for vehicles, carburetor and small parts
                                                                          cleaners, brake cleaners, glass cleaners, vinyl top
                                                                          cleaners, general purpose cleaners, dry cleaning
                                                                          solvents, hand cleaners, abrasive cleaner, stainless
                                                                          steel cleaners, upholstery shampoos and heavy duty
                                                                          liquid cleaning solutions; compounds for rubbing
                                                                          polishing, and cleaning vehicles

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
12,849        SAFETY-KLEEN               11/22/90         11/22/00        Leasing of cleaning apparatus for cleaning mechanical
                                                                          parts and components and periodic renewal of solvent
                                                                          furnished with the apparatus; cleaning and recycling
                                                                          services - namely, removing cleaning and replacing
                                                                          solvent in parts washers used in service, maintenance,
                                                                          repair and manufacturing facilities; cleaning and
                                                                          recycling services - namely, removing waste solvent and
                                                                          solvent filters, cleaning and recycling industrial
                                                                          solvents, hazardous liquid and solvents used in the dry
                                                                          cleaning industry; removing cleaning and recycling
                                                                          buffing pads; removing and disposing of waste paint and
                                                                          paint thinners

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
12,850        SK LOGO                    11/22/90         11/22/00        Leasing of cleaning apparatus for cleaning mechanical
                                                                          parts and components and periodic renewal of solvent
                                                                          furnished with the apparatus; removing cleaning and
                                                                          replacing solvents in parts washer used in service,
                                                                          maintenance, repair and manufacturing facilities;
                                                                          removing waste solvent and solvent filters, cleaning
                                                                          and recycling industrial solvents, hazardous liquid and
                                                                          solvents used in the dry cleaning industry; removing,
                                                                          cleaning and recycling buffing pads; removing and
                                                                          disposing of waste paint and paint thinners; leasing of
                                                                          apparatus for cleaning kitchen utensils; and periodic
                                                                          renewal and replacement of soaking solutions furnished
                                                                          with kitchen utensil cleaning apparatus
-----------------------------------------------------------------------------------------------------------------------------------
437,661       SAFETY-KLEEN               02/09/98         02/09/08        Cleaning and degreasing solvent for industrial use

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
52,309        SAFETY-KLEEN               01/20/98         01/20/09        Leasing of cleaning apparatus for cleaning mechanical
                                                                          parts and components and periodic renewal of solvent
                                                                          furnished with apparatus
-----------------------------------------------------------------------------------------------------------------------------------
438569        SAFETY-KLEEN               01/20/98         01/20/09        Mechanical parts cleaning units comprising a solvent
                                                                          reservoir, a parts sink and a solvent circulating pump,
                                                                          and parts of such apparatus
===================================================================================================================================


                                                   RENEWABLE EVERY TEN (10) YEARS


                                                                               Schedule 4 to the Guarantee and Collateral Agreement


                                                       MEXICO - REGISTRATIONS

====================================================================================================================================
REG. NO.      TRADEMARK         FILE DATE        ISSUE DATE         EXPIRY DATE                         GOODS/SERVICES
====================================================================================================================================
349,791       SK LOGO           11/16/87         06/28/88           11/16/02      Renting services of cleaning devices and periodic
                                                                                  renewal of solvents provided with the device
------------------------------------------------------------------------------------------------------------------------------------
350,065       SK LOGO           11/16/87         07/01/88           11/16/02      Chemical products with the exclusion of
                                                                                  medicines, pharmaceutical preparations, cosmetics
                                                                                  and perfumery products
------------------------------------------------------------------------------------------------------------------------------------
352,509       SK LOGO           11/16/87         09/13/88           11/16/02      Cutlery, machines or apparatus, tools and parts
                                                                                  thereof

------------------------------------------------------------------------------------------------------------------------------------
353,167       SK LOGO           11/16/87         09/16/88           11/16/02      Cleaning and recycling services, namely,
                                                                                  removing, cleaning and replacing solvent in parts
                                                                                  washers used in service, maintenance, repair and
                                                                                  manufacturing facilities

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
355,324       SAFETY-KLEEN      11/16/87         11/16/88           11/16/02      Cutlery, machines or apparatus, tools and parts
                                                                                  thereof

------------------------------------------------------------------------------------------------------------------------------------
427,390       SAFETY-KLEEN      04/19/91         12/08/92           04/19/01      Chemical products used in industry, science,
                                                                                  photograph, agriculture, horticulture, forestry;
                                                                                  artificial and synthetic resins; plastics in the
                                                                                  form of powders, liquids or pastes, for
                                                                                  industrial use; manures (natural or artificial);
                                                                                  fire extinguishing compositions; tempering
                                                                                  substances and chemical preparations for
                                                                                  soldering; chemical substances for preserving
                                                                                  foodstuffs; tanning substances, adhesive
                                                                                  substances used in industry
------------------------------------------------------------------------------------------------------------------------------------
427,391       SAFETY-KLEEN      04/19/91         12/08/92           04/19/01      Cleaning apparatus rental services and solvents
                                                                                  periodical replacement provided with the apparatus

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
427,392       SAFETY-KLEEN      04/19/91         12/08/92           04/19/01      Cleaning and recycling services, to wit, removal,
                                                                                  cleaning and substitution of solvent in parts
                                                                                  washers used in service, maintenance, repair and
                                                                                  manufacturing facilities
====================================================================================================================================




                                FOR REGISTRATIONS ISSUED BEFORE JUNE 28, 1991, TERM IS FIVE (5) YEARS
                                       FROM THE DATE OF FILING, RENEWABLE EVERY TEN (10) YEARS


                                FOR REGISTRATIONS ISSUED AFTER JUNE 28, 1991, TERM IS TEN (10) YEARS
                                       FROM THE DATE OF FILING, RENEWABLE EVERY TEN (10) YEARS


                                                                               Schedule 4 to the Guarantee and Collateral Agreement


                                                     NEW ZEALAND - REGISTRATIONS

===================================================================================================================================
REG. NO.      TRADEMARK                  FILE DATE        EXPIRY DATE                          GOODS/SERVICES
===================================================================================================================================
136,844       SK LOGO                    04/22/81         04/22/02        Parts cleaning machinery
-----------------------------------------------------------------------------------------------------------------------------------
136,845       SK LOGO                    04/22/81         04/22/02        Chemical products used in industry, predominantly for
                                                                          cleaning

-----------------------------------------------------------------------------------------------------------------------------------
154,753       SAFETY-KLEEN               12/09/84         09/10/05        Chemical products used in industry predominantly for
                                                                          cleaning

-----------------------------------------------------------------------------------------------------------------------------------
154,754       SK LOGO                    12/09/84         03/22/05        Chemical products used in industry predominantly for
                                                                          cleaning

-----------------------------------------------------------------------------------------------------------------------------------
154,755       SAFETY-KLEEN               12/09/84         09/10/05        Parts cleaning machinery
-----------------------------------------------------------------------------------------------------------------------------------
154,756       SK LOGO                    12/09/84         09/10/05        Parts cleaning machinery

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
206,338       SAFETY-KLEEN               11/19/90         11/19/11        Cleaning and recycling services, namely, removing,
                                                                          cleaning and replacing solvent and parts washers used
                                                                          in service, maintenance, and repair facilities; leasing
                                                                          of cleaning apparatus for cleaning mechanical parts and
                                                                          components and periodic renewal of solvent furnished
                                                                          with the apparatus
-----------------------------------------------------------------------------------------------------------------------------------
206,340       SK LOGO                    11/19/90         11/19/11        Cleaning and recycling services, namely, removing,
                                                                          cleaning and replacing solvent and parts washers used
                                                                          in service, maintenance, and repair facilities; leasing
                                                                          of cleaning apparatus for cleaning mechanical parts and
                                                                          components and periodic renewal of solvent furnished
                                                                          with the apparatus
===================================================================================================================================


                                        FIRST TERM - SEVEN (7) YEARS FROM THE DATE OF FILING
                                                SUBSEQUENT TERM - FOURTEEN (14) YEARS


                                                                               Schedule 4 to the Guarantee and Collateral Agreement

                                                        PAKISTAN APPLICATIONS

====================================================================================================================================
SERIAL NO.    MARK                        FILE DATE                                            GOODS/SERVICES
====================================================================================================================================
104,261       SAFETY-KLEEN               10/11/89         Mechanical parts cleaning units comprising a solvent reservoir parts sink, and a solvent circulating pump and parts of such apparatus
------------------------------------------------------------------------------------------------------------------------------------
104,263       SAFETY-KLEEN               10/11/89         Preparations for cleaning metal parts
====================================================================================================================================

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


                                                      PORTUGAL - REGISTRATIONS

===================================================================================================================================
REG. NO.      TRADEMARK                  ISSUE DATE       EXPIRY DATE                          GOODS/SERVICES
===================================================================================================================================
233,421       SAFETY-KLEEN               08/21/91         08/21/01        Cleaning and degreasing solvent for industrial use
-----------------------------------------------------------------------------------------------------------------------------------
233,422       SAFETY-KLEEN               08/21/91         08/21/01        Mechanical parts cleaning units comprising a solvent
                                                                          reservoir, a parts sink, and a solvent circulating
                                                                          pump, and parts of such apparatus
-----------------------------------------------------------------------------------------------------------------------------------
233,423       SAFETY-KLEEN               08/21/91         08/21/09        Leasing of cleaning apparatus for cleaning mechanical
                                                                          parts and components, and periodic renewal of solvent
                                                                          furnished with apparatus
-----------------------------------------------------------------------------------------------------------------------------------
262,404       SK LOGO                    08/20/92         08/20/02        Cleaning and degreasing solvent for industrial use
-----------------------------------------------------------------------------------------------------------------------------------
262,405       SK LOGO                    08/20/92         08/20/02        Mechanical parts cleaning units comprising a solvent
                                                                          reservoir, a parts sink and a solvent circulating pump,
                                                                          and parts of such apparatus

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
262,406       SK LOGO                    02/20/92         08/20/02        Leasing and rental apparatus for cleaning mechanical
                                                                          parts and components and periodic renewal of solvent
                                                                          furnished with the apparatus
-----------------------------------------------------------------------------------------------------------------------------------
268,675       SK LOGO                    01/06/93         01/06/03        Cleaning and recycling services, namely, removing,
                                                                          cleaning and replacing solvent and parts washers using
                                                                          service, maintenance, repair and manufacturing
                                                                          facilities
-----------------------------------------------------------------------------------------------------------------------------------
273,094       SAFETY-KLEEN               03/26/93         03/26/03        Cleaning and recycling services, namely, removing,
                                                                          cleaning and replacing solvent and parts washers using
                                                                          service, maintenance, repair and manufacturing
                                                                          facilities
===================================================================================================================================


                                    RENEWABLE EVERY TEN (10) YEARS FROM THE DATE OF REGISTRATION


                                                                               Schedule 4 to the Guarantee and Collateral Agreement

                                                       SINGAPORE REGISTRATION

===================================================================================================================================
REG. NO.      TRADEMARK                  ISSUE DATE       EXPIRY DATE                          GOODS/SERVICES
===================================================================================================================================
6439/90       SAFETY-KLEEN               09/18/90         09/18/07        Industrial cleaning machines; oil filters for engines;
                                                                          parts and fittings for all the aforesaid goods
-----------------------------------------------------------------------------------------------------------------------------------
6441/90       SAFETY-KLEEN & SK LOGO     09/18/90         09/18/07        Industrial cleaning machines/ oil filters for engines;
                                                                          parts and fittings for all the aforesaid goods
-----------------------------------------------------------------------------------------------------------------------------------
B7480/92      SAFETY-KLEEN and SK LOGO   09/30/92         09/30/02        Cleaning services, washing services, maintenance
                                                                          services, all for vehicle parts, mechanical parts, pads
                                                                          used in vehicle paint finishing, and for filters used
                                                                          in restaurant kitchen installations; refurbishment of
                                                                          vehicles
===================================================================================================================================



                                                        PENDING APPLICATIONS

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


=================================================================================================================================
SERIAL NO.    MARK                        FILE DATE                                            GOODS/SERVICES
=================================================================================================================================
S7481/92      SAFETY-KLEEN and SK LOGO    09/30/92        Services for the rental of machines and apparatus
=================================================================================================================================


                                         RENEWABLE SEVEN (7) YEARS FROM DATE OF APPLICATION
                                           AND AT FOURTEEN (14) YEAR INTERVALS THEREAFTER


                                                                               Schedule 4 to the Guarantee and Collateral Agreement


                                                        SPAIN - REGISTRATIONS

===================================================================================================================================
REG. NO.      TRADEMARK                  ISSUE DATE       EXPIRY DATE                          GOODS/SERVICES
===================================================================================================================================
1,115,714     SAFETY-KLEEN               10/05/87         10/05/07        Mechanical parts cleaning units comprising a solvent
                                                                          reservoir, a parts sink and a solvent circulating pump,
                                                                          and parts of such apparatus
-----------------------------------------------------------------------------------------------------------------------------------
1,115,715     SAFETY-KLEEN               03/17/86         03/17/06        Leasing services of cleaning apparatus for cleaning
                                                                          mechanical parts and components; and periodic renewal
                                                                          of solvent of cleaning apparatus
-----------------------------------------------------------------------------------------------------------------------------------
1,115,716     SAFETY-KLEEN               10/20/87         10/20/07        Cleaning and degreasing preparations for industrial use
-----------------------------------------------------------------------------------------------------------------------------------
1,605,913     SK LOGO                    12/13/90         12/13/00        Machines and machine tools, namely, cleaning machines
                                         (Filing date)
-----------------------------------------------------------------------------------------------------------------------------------
1,605,914     SK LOGO                    12/13/90         12/13/00        Leasing of cleaning apparatus for cleaning mechanical
                                         (Filing date)                    parts and components and periodic renewal of solvent
                                                                          furnished with the apparatus

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
1,605,915     SK LOGO                    12/13/90         12/13/00        Cleaning and recycling services - namely, removing,
                                         (Filing date)                    cleaning and replacing solvent in parts washers used in
                                                                          service, maintenance, repair and manufacturing
                                                                          facilities
-----------------------------------------------------------------------------------------------------------------------------------
1,793,171     WE CARE LOGO               12/03/93         12/13/03        Advertising and publicity services regarding the
                                         (Filing date)                    services listed in Spanish Trademarks Nos.
                                                                          1,115,714/715/716 and 1,605,916
-----------------------------------------------------------------------------------------------------------------------------------
2,059,514     SK LOGO                    11/22/96         11/22/06        Cleaning and degreasing preparations for industrial use
-----------------------------------------------------------------------------------------------------------------------------------
2,059,515     SAFETY-KLEEN               11/22/96         11/22/06        Material treatment services, especially cleaning and
                                                                          recycling service of solvent of cleaning apparatus
-----------------------------------------------------------------------------------------------------------------------------------
2,148,516     THE POWER OF WATER         03/09/98         03/09/08        Aqueous cleaning solutions
===================================================================================================================================


                              REGISTRATIONS ISSUED BEFORE MAY 12, 1989 HAVE A TERM OF TWENTY (20) YEARS
                        FROM THE ISSUE DATE, NOW RENEWABLE EVERY TEN (10) YEARS COUNTED FROM THE FILING DATE

                             APPLICATIONS FILED OR GRANTED AFTER 05/12/89 -
                                              RENEWABLE EVERY TEN (10) YEARS FROM DATE OF FILING


                                                                               Schedule 4 to the Guarantee and Collateral Agreement


     TAIWAN- REGISTRATIONS

===================================================================================================================================
REG. NO.      TRADEMARK                  FILE DATE        EXPIRY DATE                          GOODS/SERVICES
===================================================================================================================================
48,002        SAFETY-KLEEN               10/16/90         10/15/00        Leasing of cleaning apparatus for cleaning mechanical
                                                                          parts and components
-----------------------------------------------------------------------------------------------------------------------------------
48,003        SK LOGO                    10/16/90         10/15/00        Leasing of cleaning apparatus for cleaning mechanical
                                                                          parts and components
===================================================================================================================================


                                                   RENEWABLE EVERY TEN (10) YEARS


                                                                               Schedule 4 to the Guarantee and Collateral Agreement

                                                       TURKEY - REGISTRATIONS

===================================================================================================================================
REG. NO.      TRADEMARK                  FILE DATE        EXPIRY DATE                          GOODS/SERVICES
===================================================================================================================================
114,388       SK LOGO                    08/28/89         08/28/09        Cleaning and degreasing solvent for industrial use;
                                                                          mechanical parts cleaning units comprising a solvent
                                                                          reservoir, parts sink, and a solvent circulating pump
                                                                          and parts of such apparatus
-----------------------------------------------------------------------------------------------------------------------------------
114,567       SAFETY-KLEEN               08/28/89         08/28/09        Cleaning and degreasing solvent for industrial use;
                                                                          mechanical parts cleaning units comprising a solvent
                                                                          reservoir, parts sink, and a solvent circulating pump
                                                                          and parts of such apparatus
===================================================================================================================================



                                           RENEWABLE EVERY TEN (10) YEARS FROM FILING DATE
                                                 SERVICE MARKS ARE NOT REGISTER ABLE


                                                                               Schedule 4 to the Guarantee and Collateral Agreement


                                                   UNITED KINGDOM - REGISTRATIONS

===================================================================================================================================
REG. NO.      TRADEMARK                  FILE DATE        EXPIRY DATE                          GOODS/SERVICES
===================================================================================================================================
1,225,688     SK LOGO                    09/01/84         09/01/05        Solvents for use in the cleaning of machines; cleaning
                                                                          preparations; degreasing preparations (not for use in
                                                                          industrial or manufacturing processes)
-----------------------------------------------------------------------------------------------------------------------------------
1,225,689     SK LOGO                    09/01/84         09/01/05        Industrial cleaning machines (other than vacuum
                                                                          cleaners); oil filters for engines; parts and fittings
                                                                          included in Class 7 for all the aforesaid goods


                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
1,274,974     SK LOGO                    10/01/86         10/01/07        Cleaning services, washing services and maintenance
                                                                          services all for vehicles parts, mechanical parts, pads
                                                                          used in vehicle paint refinishing and for filters used
                                                                          in restaurant kitchen installations; rental of cleaning
                                                                          apparatus, refurbishment of vehicles; all included in
                                                                          Class 37
-----------------------------------------------------------------------------------------------------------------------------------
1,288,712     SK LOGO                    10/01/86         10/01/07        Services included in Class 40 for the recycling of
                                                                          solvents and for the treatment and purification of
                                                                          liquids

-----------------------------------------------------------------------------------------------------------------------------------
1,225,686     SAFETY-KLEEN & SK LOGO     09/01/84         09/01/05        Solvents for use in cleaning of machines; cleaning
                                                                          preparations; degreasing preparations (not for use in
                                                                          industrial or  manufacturing processes)
-----------------------------------------------------------------------------------------------------------------------------------
1,225,687     SAFETY-KLEEN & SK LOGO     09/01/84         09/01/05        Industrial cleaning machines (other than vacuum
                                                                          cleaners); oil filters for engines; parts and fittings
                                                                          included in Class 7 for all of the aforesaid goods

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
1,274,975     SAFETY-KLEEN & SK LOGO     10/01/86         10/01/07        Cleaning services, washing services, maintenance
                                                                          services, all for vehicle parts, mechanical parts, pads
                                                                          used in vehicle paint refinishing, and for filters used
                                                                          in restaurant kitchen installations; rental of cleaning
                                                                          apparatus; refurbishment of vehicles
-----------------------------------------------------------------------------------------------------------------------------------
1,288,711     SAFETY-KLEEN & SK LOGO     10/01/86         10/01/07        Recycling of solvents; treatment and purification of
                                                                          liquids

-----------------------------------------------------------------------------------------------------------------------------------
1,472,921     SAFETY-KLEEN (Stylized)    08/09/91         08/09/08        Solvents for use in the cleaning of machines; cleaning
                                                                          preparations; degreasing preparations
-----------------------------------------------------------------------------------------------------------------------------------
1,472,922     SAFETY-KLEEN (Stylized)    08/09/91         08/09/08        Industrial cleaning machines; oil filters for engines;
                                                                          parts and fittings for all the aforesaid goods
-----------------------------------------------------------------------------------------------------------------------------------
1,472,923     SAFETY-KLEEN (Stylized)    08/09/91         08/09/08        Cleaning, washing, and maintenance of vehicle parts,
                                                                          mechanical parts, pads used in vehicle paint
                                                                          refinishing and of filters used in restaurant kitchen
                                                                          installations; rental of cleaning apparatus;
                                                                          refurbishment of vehicles

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
1,472,924     SAFETY-KLEEN (Stylized)    08/09/91         08/09/08        Recycling of solvents; treatment and purification of
                                                                          liquids

===================================================================================================================================
                                        FIRST TERM - SEVEN (7) YEARS FROM THE DATE OF FILING
                                                SUBSEQUENT TERM - FOURTEEN (14) YEARS


                                                                               Schedule 4 to the Guarantee and Collateral Agreement

                                         U.S. Patents

====================================================================================================================================
4,462,415     07/31/84     11/15/02      Otzen            Parts Cleaner         This is the bench top parts cleaner patent.  It
                                                          Adapted for           contains numerous claims to all aspects of the
                                                          Simplified Service    apparatus, including the associated container.
------------------------------------------------------------------------------------------------------------------------------------
4,623,448     11/18/86     03/12/05      O'Connell,       Removing              Claims process and apparatus to remove halogenated
                                         Wozniak          Halogen-ated          polyphenols.  Pressurized hydrogen gas is injected
                                                          Polyphenyl            flowing oil stock, the resulting blend flows through
                                                          Materials from        into guard reactor and then through a catalyst bed
                                                          Used Oil Products     to a dehalogenate.
------------------------------------------------------------------------------------------------------------------------------------
4,823,820     04/25/89     07/28/07      Larson &         Solvent Vapor         Spray gun cleaners having a collar surrounding the
                                         Justice          Collection &          basin for vapor pickup.  Claims include the collar
                                                          Evacuation System     generally, as well as in association with specific
                                                                                forms of gun cleaners.


                                                                                Schedule 4 to the Guarantee and Collateral Agreement

*    Not subject to maintenance fees.

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


------------------------------------------------------------------------------------------------------------------------------------
4,834,868     05/30/89     01/29/08      Lappin           Neutralizing          A process which injects a flow of strong base and
                                                          Oxidation Product     rerefined oil into a vacuum distilling tower,
                                                          Components in         followed Refining of Used  by condensing using a
                                                          Continuous Oil        convoluted surface.  Accomplishesneutralization of
                                                          Stocks                e.g. carboxylic acids.
------------------------------------------------------------------------------------------------------------------------------------
5,138,735     8/18/92      03/18/11      Kusz, Voss,      Buffing Pad and       This patent covers quick-release attachment systems
                                         Iliadis          Attachment System     with inherent safety features.
                                                          Therefor
-----------------------------------------------------------------------------------------------------------------------------------
5,213,119     05/25/93     05/25/10      Kusz, Justice    Recirculating Type    This application covers the spray gun cleaner system
                                                          Spray Gun Cleaner     with two solvent receptacles, two pumps and two
                                                                                nozzles arranged so that all used solvent
                                                                                accumulates in one vessel, to prevent contamination
                                                                                of the cleanest solvent which is used for final
                                                                                rinse only.
------------------------------------------------------------------------------------------------------------------------------------
5,255,492     10/26/93     07/19/11      Larson           Detachable Cover      Patent contains claims to method of using the EDDL
                                                          and Drum Liner for    and also on waste tracking using bar code, etc., on
                                                          Storage and           the liners
                                                          Trans-port
                                                          of Controlled
                                                          Substances

*    Not subject to maintenance fees.

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
5,318,056     06/07/94     06/07/11      Kusz & Justice   Solvent               Second patent directed to spray gun cleaner having
                                                          Recirculating         broader claims
                                                          Spray Gun Cleaner
------------------------------------------------------------------------------------------------------------------------------------
5,350,079     09/27/94     03/01/13      Larson,          Safety Cover and      A moveable safety cover for use with an associated
                                         Danowski, Voss   Operator Assembly     drum unit
                                                          for Open Top Drum
------------------------------------------------------------------------------------------------------------------------------------
5,353,951     10/11/94     08/11/12      Kusz, Cuveas,    Serviceable           A serviceable storage and transport container for
                                                          Storage and           use with anti-freeze solutions
                                                          Transport Container
------------------------------------------------------------------------------------------------------------------------------------
5,435,458     07/25/95     09/18/12      Bishop           Chemical Spill        Directed to a collection device used in conjunction
                                                          Containment           with railroad transported shipping containers to
                                                          Apparatus             collect chemicals that may spill during loading
                                                                                and unloading of railroad shipping containers;
                                                                                currently licensed to Merrill Bishop
------------------------------------------------------------------------------------------------------------------------------------
5,445,038     08/29/95     12/06/13      Mueller          Apparatus for         TCLP Core Sampler
                                                          Sampling
                                                          Fluid in
                                                          Containers
------------------------------------------------------------------------------------------------------------------------------------
5,478,465     12/26/95     03/30/14      Larson,          Composite Liquid      Cross-flow filter
                                         Danowski,        Filter
                                         Jacoby

*    Not subject to maintenance fees.

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
5,582,743     12/10/96     03/30/14      Larson,          Composite Liquid      Cross-flow filter  (divisional patent)
                                         Danowski,        Filter
                                         Jacoby
------------------------------------------------------------------------------------------------------------------------------------
5,598,861     02/04/97     03/07/15      Danowski,        Parts Washer with     Parallel plate separator
                                         Dvorak           Solvent Flow
                                                          Control
------------------------------------------------------------------------------------------------------------------------------------
5,698,774     12/16/97     08/30/16      Osmanski         Field Test Method     A method and several apparatus for determining the
                                                          for Determining       concentration of oil in a petroleum hydrocarbon
                                                          Oil in Solvent        solvent.  A few drops of solvent are placed on a
                                                                                two-layer sheet of paper and evaporated.  A telltale
                                                                                stain indicates the approximate concentration of oil
                                                                                in  the solvent

*    Not subject to maintenance fees.

                                                                               Schedule 4 to the Guarantee and Collateral Agreement



5,710,373     01/20/98     02/18/17      Osmanski         Test Chart &          An apparatus and method for determining the
                                                          Method                concentration of oil and contaminants in solvent.  A
                                                                                test chart includes viewing windows representing,
                                                                                respectively, increasing concentrations of oil and
                                                                                increasing concentrations of particulates.  the
                                                                                specimen is matched to the chart (and clarifying
                                                                                agent may be added to the solvent as a separate
                                                                                step) to determine the nature and extent of solvent
                                                                                contamination.
------------------------------------------------------------------------------------------------------------------------------------
5,720,308     02/24/98     03/07/15      Danowski,        Parts Washer with     Parallel plate separator (CIP)
                                         Dvorak           Solvent Flow
                                                          Control

*    Not subject to maintenance fees.

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
5,776,881     07/07/98     07/03/16      Kiany            Enhanced Solvent      A treated solvent cleaning composition and method.
                                                          Compositions          The solvent component is primarily aliphatic
                                                          (Continuation)        hydrocarbons (less than 25%  aromatic).  The
                                                                                additive is 0.1 to 10 parts C6-C14 alcohols, diols,
                                                                                polyols, glycol ethers and mixtures thereof.  The
                                                                                method includes  treating the solvent with the
                                                                                additive to create a supernatant  layer of increased
                                                                                clarity and a lower layer having the bulk of the
                                                                                impurities therein.

------------------------------------------------------------------------------------------------------------------------------------
5,955,410     09/21/99     09/21/16      Dingess &        Cleaning              Low toxicity cleaning composition which uses
                                         Osmanski         Compositions and      propylene glycol and other components
                                                          Methods
------------------------------------------------------------------------------------------------------------------------------------
6,004,434     12/21/99     07/07/14      Kiany, Blair,    Method of Recycling
                                         O'Donnell, and   Cleaning Solvent
                                         Kunkel
====================================================================================================================================

*    Not subject to maintenance fees.

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


                                                  PENDING U.S. PATENT APPLICATIONS

SERIAL NO.    FILING DATE    INVENTOR                            TITLE

08/271,190    07/07/94       Kiany, Blair, L'Donnell, Kunkel     Compositions and Methods for Treating Cleaning Solvents



09/470,872    12/23/99       Anderson, Danowski, Jacoby          Oil Skimmer

*    Not subject to maintenance fees.

                                                                               Schedule 4 to the Guarantee and Collateral Agreement


                                                          CANADIAN PATENTS

===================================================================================================================================
PATENT NO.    ISSUE DATE                                               TITLE                   CORRESPONDING US
                                                                                               PATENT/ APPLN NO.
===================================================================================================================================
1,132,882     10/05/82          Immersion Cleaner                                              4,160,603
-----------------------------------------------------------------------------------------------------------------------------------
1,148,067     06/14/83          Accessory for Parts Cleaner                                    4,261,378
-----------------------------------------------------------------------------------------------------------------------------------
1,204,367     05/13/86          Parts Cleaner Adapted for Simplified Service                   4,462,415
-----------------------------------------------------------------------------------------------------------------------------------
1,250,208     02/21/89          Degreasing Apparatus                                           4,637,413
-----------------------------------------------------------------------------------------------------------------------------------
1,298,759     03/16/87          Recirculating Type Spray Gun Cleaner                           5,213,119
-----------------------------------------------------------------------------------------------------------------------------------
1,324,334     11/16/93          Neutralizing Oxidation Product Components                      4,834,868
                                in Continuous Refining of Used Motor OilStocks
-----------------------------------------------------------------------------------------------------------------------------------
2,170,363     12/07/99          Enhanced Solvent Composition                                   5,776,881
-----------------------------------------------------------------------------------------------------------------------------------
2,170,364     12/07/99          Method of Recycling Cleaning Solvent                           6,004,434
===================================================================================================================================

                                                PENDING CANADIAN PATENT APPLICATIONS

===================================================================================================================================
APPLN. NO.    FILING DATE                                                 TITLE                CORRESPONDING US
                                                                                               PATENT/ APPLN NO.
===================================================================================================================================
2,061,946-5   02/27/92          Buffing Pad and Attachment System Therefor                     5,138,735
-----------------------------------------------------------------------------------------------------------------------------------
2,170,365     07/06/95          Compositions and Methods for Treating Cleaning                 08/271,190
                                Solvents
-----------------------------------------------------------------------------------------------------------------------------------
2,171,132     03/06/96          Parts Washer and Solvent Flow Control                          5,598,861 & 5,720,373

                                                                               Schedule 4 to the Guarantee and Collateral Agreement



-----------------------------------------------------------------------------------------------------------------------------------
2,213,983     08/25/97          Apparatus and Method for Determining Concentrations            5,698,774
                                of Oil or Other Non-Volatile Contaminants in
                                Cleaning Solvents
===================================================================================================================================


                                       CANADIAN PATENTS EXPIRE 17 YEARS FROM THE DATE OF ISSUE


                                                                               Schedule 4 to the Guarantee and Collateral Agreement


                                                     JAPANESE PATENT APPLICATION

====================================================================================================================================
SERIAL NO.    FILING DATE                                                    TITLE             CORRESPONDING US
                                                                                               PATENT/ APPLN NO.
====================================================================================================================================
7-525,846     03/30/95          Composite Liquid Filter                                        5,478,465 & 5,582,743
====================================================================================================================================

                                      JAPANESE PATENTS EXPIRE 15 YEARS FROM THE DATE OF GRANT,
                                             NOT TO EXCEED 20 YEARS FROM THE FILING DATE



                                                           MEXICAN PATENT

====================================================================================================================================
PATENT NO.    ISSUE DATE                                                     TITLE             CORRESPONDING US
                                                                                               PATENT/APPLN NO.
====================================================================================================================================
180,918       03/01/96          Detachable Cover and Drum Liner for Storage and                5,154,308
                                Transport of Controlled Substances
====================================================================================================================================


                                       MEXICAN PATENTS EXPIRE 14 YEARS FROM THE DATE OF GRANT


                                                                               Schedule 4 to the Guarantee and Collateral Agreement


                                                    LAIDLAW INTELLECTUAL PROPERTY

                                                             TRADEMARKS

====================================================================================================================================
Reg. No.      Trademark                  Issue Date      Exp. Date         Goods/Services
====================================================================================================================================
1,894,484     EARTH ACADEMY              05/06/95        05/06/05               Educational services; namely, conducting classes
                                                                                and seminars dealing with solid and hazardous
                                                                                waste management and reduction; video tapes
                                                                                dealing with solid and hazardous waste management
                                                                                and reduction; books and brochures dealing with
                                                                                solid and hazardous waste management and reduction;
                                                                                and posters and stickers

------------------------------------------------------------------------------------------------------------------------------------
1,908,234     EARTH ACADEMY & DESIGN     08/01/95        08/01/05               Video tapes dealing with solid and hazardous waste
                                                                                management and reduction; coloring books and printed
                                                                                brochures dealing with solid and hazardous waste
                                                                                management and reduction; and stickers; T-shirts;
                                                                                education services, namely conducting classes and
                                                                                seminars dealing with solid and hazardous waste
                                                                                management andreduction; ornamental novelty buttons
====================================================================================================================================


                                                                               Schedule 4 to the Guarantee and Collateral Agreement


                                                               PATENTS

====================================================================================================================================
Patent No.    Issued           Expires           Title

====================================================================================================================================
4,464,081     08/07/84         06/29/03          Process and Structure for Storing and Isolating Hazardous Waste
------------------------------------------------------------------------------------------------------------------------------------
4,637,928     01/20/87         01/20/04          Method and Apparatus for Neutralizing Reactive Material Such as Batteries
------------------------------------------------------------------------------------------------------------------------------------
5,009,266     04/23/91         04/23/08          Method for In Situ Contaminant Extraction from Soil
------------------------------------------------------------------------------------------------------------------------------------
5,040,900     08/20/91         08/20/08          Sludge stabilizing method and apparatus
====================================================================================================================================


                                                                               Schedule 4 to the Guarantee and Collateral Agreement


                                                     Itex Environmental Services
                                                         Patent Applications

                                                        Updated December 1999

-----------------------------------------------------------------------------------------------------------------------------------
File No.                  Serial No.        Title                                                 Status
Country                   Filing Date

-----------------------------------------------------------------------------------------------------------------------------------
119931-001028             09/080,062        Method for Treatment of Dredged     Response to Office Action Due August 24, 2000
United States             May 15, 1998      Materials to Form a Structural
Continuation of                             Fill
Provisional Appln.
60/046,616
(File No. 119931-
001025)
-----------------------------------------------------------------------------------------------------------------------------------
119931-002025             2,078,889         Apparatus for Mixing Solid and      Maintenance Fee Due January 8, 2000
Canada                    January 8, 1991   Semi-Solid Wastes with Additives    Final Due January 8, 2001
-----------------------------------------------------------------------------------------------------------------------------------


                                                                               Schedule 4 to the Guarantee and Collateral Agreement


                                                           Issued Patents

------------------------------------------------------------------------------------------------------------------------------------
File No.           Patent No.              Title                                                        Status
Country            Issue Date

====================================================================================================================================
119931-001013      5,007,590               Apparatus for Mixing Solid or Semi-Solid         Maintenance Fee Due October 16, 2002
United States      April 16, 1991          Wastes With Additives
------------------------------------------------------------------------------------------------------------------------------------
119931-001011      5,028,010               Apparatus for Mixing Solid or Semi-Solid         Maintenance Fee due January 2, 2003
United States      July 02, 1991           Wastes With Additives
------------------------------------------------------------------------------------------------------------------------------------
119931-001010      5,319,176               Plasma Arc Decomposition of Hazardous            Maintenance Fee Due December 7, 2001
United States      June 7, 1994            Wastes IntoVitrified Solids and Non-
                                           Hazardous Gasses
------------------------------------------------------------------------------------------------------------------------------------
119931-001012      5,353,998               Method for Mixing Solid or Semi-Solid            Maintenance Fee Due April 11, 2002
United States      October 11, 1994        Wastes With Additives
------------------------------------------------------------------------------------------------------------------------------------
119931-001017      5,451,738               Plasma Arc Decomposition of Hazardous            Maintenance Fee Due March 19, 2003
United States      September 19, 1995      Wastes Into Vitrified Solids and Non-
                                           Hazardous Gasses
------------------------------------------------------------------------------------------------------------------------------------
119931-001018      5,541,386               Plasma Arc Decomposition of Hazardous            Maintenance Fee Due January 30, 2000
United States      July 30, 1996           Wastes Into  Vitrified Solids and Non-           Paid with surcharge
Continuation of                            Hazardous Gasses
1800-2017
------------------------------------------------------------------------------------------------------------------------------------
119931-001019      5,542,614               Processing of Waste Material                     Maintenance Fee Due February 6, 2000
United States      August 6, 1996                                                           Paid with surcharge


                                                                               Schedule 4 to the Guarantee and Collateral Agreement


-----------------------------------------------------------------------------------------------------------------------------------
119931-001024      5,794,862               Processing of Waste Material                     Maintenance Fee Due February 18, 2002
United States      August 18, 1998
------------------------------------------------------------------------------------------------------------------------------------
119931-001022      5,931,605               Remediation of Earthen Material                  Maintenance Fee Due February 3, 2003
United States      August 3, 1999
------------------------------------------------------------------------------------------------------------------------------------
119931-001016      6,017,169               Remediation of Earthen Material                  Maintenance Fee Due July 25, 2003
United States      January 25, 2000
------------------------------------------------------------------------------------------------------------------------------------
119931-002029      179455                  Method and Apparatus for Mixing Solid            Renewal Fee Due January 2000
Mexico             August 31, 1995         and Semi-Solid Wastes with Additives
------------------------------------------------------------------------------------------------------------------------------------
119931-2022        179968                  Method and Apparatus for Mixing Solid            Maintenance Fee Due January 2000
Mexico             November 3, 1995        or Semi Solid Wastes With Additives
------------------------------------------------------------------------------------------------------------------------------------


SCHEDULE 4 CONTINUED

Trade Mark Licensing Agreement between Safety-Kleen Systems, Inc. and Safety-Kleen UK Limited dated December 23, 1998

Short Form License Agreement between Safety-Kleen UK Limited and Safety-Kleen Corp. (to be executed).

Non-Exclusive Tehnology License Agreement dated January 1, 1999 by Church & Dwight Co., Inc. and The ArmaKleen Company (a partnership between Church & Dwight Co. and Safety-Kleen Services, Inc.

Exclusive Purchase Agreement dated December 28, 1999 by and between SpinTek Filtration, Inc. and Safety-Kleen Services, Inc.

Non-Exclusive Trademark License dated June 23, 1997 by and between Safety-Kleen Corp. (now known as Safety-Kleen Systems, Inc.) as Licensor and Minnesota Mining and Manufacturing Company as Licensee for the trademark and logo We Care.

Non-Exclusive  Trademark  License dated May 1, 1995 by and between  Safety-Kleen
Corp.  (now  known  as  Safety-Kleen  Systems,   Inc.)  as  Licensor  and  Xerox
Engineering Systems Canada as Licensee for the trademark and logo We Care.

Non-Exclusive Trademark License by and between Safety-Kleen Systems, Inc. as Licensor and Nichibei Koyu Co. Limited as Licensee for the trademark and logo Safety-Kleen.


Safety-Kleen licenses various software programs from licensors under typical license agreements for its day to day operations (including but not limited to MicroSoft Office, Lotus Notes, PeopleSoft, and so on).

Interlink Computer Sciences Inn.  S/W License Agmt    File# 9211273 Box 1511
   39-02-01-07/08
Sandra Wilkes License Agreement    File#9211434         Box 1512 39-02-05-
15/16
Butler Corp Sales & License Agreement       File#9211648      Box 1512
                                                        Box 1664 45-02-05-01/02
Trademark License Agmts                                 File#9614865    Box 1542
      38-02-03-15/16
Korea License Agreement    File#9614867     Box 1542
Japan License Agmt         File#4814868     Box 1542
OSI Software License       Box 1647   45-03-05-13/14
Rockwell Intl License      Box 1647
Korea / Japan / Israel License Files   Box 1650    53-03-05-05/06
ASCAP Music License                    Box 1656    45-01-05-03/04

Foreign Licensed Operations           Box 1669    53-04-05-09/10
European License Agmts & Pacific Rim & Misc License     Box 1692  27-13-
03-05/06
(Japanese) License Agmt dtd 10/9/86   file 185    Box 1787

                                                                      Schedule 5
                                                                      ----------
                       PREPETITION REAL ESTATE COLLATERAL

3985 Research Park Drive, Ann Arbor, Michigan

Approximately 3.685 acres in 11 parcels of land located seven (7) miles east of Mojave in Kern County, California

Elk Grove Village, Illinois (Cook County)

Elgin, Illinois (Kane County - Safety-Kleen Headquarters)

Elgin, Illinois (Cook County - vacant land)

                           SAFETY-KLEEN SERVICES, INC.
                                                                       EXHIBIT B
                       Form of Borrowing Base Certificate*
                                                                     Page 1 of 3
                         Week Ended ______________, ____


BORROWING BASE AND EXCESS AVAILABILITY (PER DETAILED CALCULATIONS)

Collections Availability (Line C in Section I)                     $
                                                                   -------------

Sales Availability (Line E in Section II)                          $
                                                                   -------------
Availability (the lesser of Collections Availability
and Sales Availability)                                            $
                                                                   =============

OFFICER'S CERTIFICATION

Pursuant to the Amdended and Restated Debtor in Possession Credit Agreement, initally dated as of June 11, 2000 amdended and restated as of July 19, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Safety-Kleen Services, Inc., a Delaware corporation (the "BORROWER"), the financial institutions from time to time party thereto (the "LENDERS"), The Toronto-Dominion Bank, Houston Agency, as letter of credit issuing bank, Toronto Dominion (Texas), Inc, as administrative agent (the "GENERAL ADMINISTRATIVE AGENT"), and The CIT Group/Business Credit, Inc., as collateral agent and underwriter, the undersigned Responsible Officer of the Borrower certifies that the information provided herein is accurate based on the accounting records of the Borrower and its Subsidiaries. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SAFETY-KLEEN SERVICES, INC.


By:---------------------------
     Name:
     Title:

----------------

*/ Prior to the date the Final Order is entered, this Certificate may be pre-pared using minimum, as opposed to exact, numbers, so long as such calculations are reviewed and approved by the Underwriters or their representatives.

                           SAFETY-KLEEN SERVICES, INC.
                                                                       EXHIBIT B
                       Form of Borrowing Base Certificate*
                                                                     Page 2 of 3
                         Week Ended ______________, ____

I. CALCULATION OF FIVE-WEEK COLLECTIONS FROM ELIGIBLE ACCOUNT DEBTORS

A.   Aggregate collections from all account debtors for
     the  five-week  period ending on _____ ___, _____              $
                                                                   -------------
B.   Less exclusions:                                               $
                                                                   -------------

     (a)  Collections from account debtors that are                $
          Affiliates or employees of Loan Parties                  -------------
                                                                   $
     (b)  Collections  from any  account  debtor  which  has       -------------
     commenced,   or  has  had   commenced   against   them,
     proceeding  or case  seeking  (i)  its  reorganization,
     liquidation, dissolution, arrangement or winding-up, or
     the composition or readjustment of its debts,  (ii) the
     appointment   of  a   receiver,   custodian,   trustee,
     examiner,  liquidator or the like of such obligor or of
     all or any substantial  part of its property,  or (iii)
     similar relief in respect of such obligor under any law
     relating  to  bankruptcy,  insolvency,  reorganization,
     winding-up,  or composition or adjustment of debts;  or
     an order  for  relief  against  such  obligor  shall be
     entered in an  involuntary  case  under the  Bankruptcy
     Code or any other applicable bankruptcy,  insolvency or
     similar laws
                                                                   $
     (c) Collections from any account debtor located outside       -------------
     the United States of  $__________  America  (including,
     without  limitation,  territories,   commonwealths  and
     possessions), unless it has provided standby letters of credit or other instruments (in form and substance reasonably satisfactory to the Underwriters) issued or confirmed by, and payable at, banks satisfactory to the Underwriters having a place of business in the United
     States of America and payable in Dollars, which letters of credit are assigned or issued for the benefit of and delivered to the Underwriters.


C.   Collections Availability  (Line A minus Line B)               $
                                                                   =============

II.  CALCULATION OF FIVE-WEEK SALES TO ELIGIBLE ACCOUNT DEBTORS

A.   Aggregate sales to all account debtors for
     the five-week period ending on ________ ____, ______         $
                                                                   -------------
B.   Less exclusions:                                             $
                                                                   -------------

     (a) Sales to account debtors that are Affiliates or          $
     employees of Loan Parties                                     -------------

                                                                  $
     (b) Sales to any account debtor which has commenced, or       -------------
     has had  commenced  against  it, a  proceeding  or case
     seeking    (i)   its    reorganization,    liquidation,
     dissolution,   arrangement   or   winding-up,   or  the
     composition  or  readjustment  of its  debts,  (ii) the
     appointment   of  a   receiver,   custodian,   trustee,
     examiner, liquidator or the like of such obligor or of all or any substantial part of its property, or (iii) similar relief in respect of such obligor under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; or an order for relief against such obligor shall be entered in an involuntary case under the Bankruptcy
     Code or any other applicable bankruptcy, insolvency or similar laws

     (c) Sales to any account debtor located outside the United States of America (including, without limitation, territories, commonwealths and possessions), unless it
     has  provided   standby  letters  of  credit  or  other
     instruments   (in   form   and   substance   reasonably
     satisfactory to the  Underwriters)  issued or confirmed
     by,  and  payable  at,   banks   satisfactory   to  the
     Underwriters having a place of business in the United States of America and payable in Dollars, which letters of credit are assigned or issued for the benefit of and delivered to the Underwriters


C.   Aggregate five-week sales to Eligible Account Debtors        $
     (Line A minus Line B)                                         -------------

D.   Multiplier with respect to aggregate five-week sales         $
     to Eligible Account Debtors                                        75%
                                                                  $
E.   Sales Availability (product of Line C and Line D)             -------------
                                                                  $
                                                                   =============

                                                                       EXHIBIT C

                          FORM OF REVOLVING CREDIT NOTE


THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE GENERAL ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

      $                                                               [Location]
       ------------------                                                 [Date]

               FOR VALUE RECEIVED, the undersigned, SAFETY-KLEEN SERVICES, INC., a Delaware corporation (the "BORROWER"), hereby unconditionally promises to pay to ..................... (the "LENDER") or its registered assigns at the Payment
Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the
Termination   Date  the  principal  amount  of  (a)   .................  DOLLARS
($...........),  or, if less, (b) the aggregate  unpaid  principal amount of all
Revolving  Credit Loans made by the Lenders to the Borrower  pursuant to Section
2.1 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such Payment Office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 4.6 of the Credit Agreement.

               The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof and each continuation thereof. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Revolving Credit Loan.

               This Note (a) is one of the Notes referred to in the Amended and Restated Debtor in Possession Credit Agreement, initially dated as of June 11, 2000, Amended and Restated as of as of July 19, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lender, the other financial institutions from time to time party thereto, The Toronto Dominion Bank, Houston Agency, as letter of credit issuing bank, Toronto Dominion (Texas), Inc., as General Administrative Agent, The CIT Group/Business Credit, Inc., as collateral agent and underwriter, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents and the Orders. Reference is hereby made to the Loan Documents and the Orders for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

               Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement and the Orders.

               All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

               Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

               THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11.6 OF THE CREDIT AGREEMENT.

               THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                             SAFETY-KLEEN SERVICES, INC.


                             By:_______________________________
                                Name:
                                Title:


                                                                                                                          Schedule A
                                                                                                            TO REVOLVING CREDIT NOTE


                                        LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS

=====    ==============    ===============    ======================    ===================    ================    =================
                                Amount                                  Amount of Base Rate    Unpaid Principal
         Amount of Base     Converted to      Amount of Principal of    Loans Converted to     Balance of Base
Date     Rate Loans        Base Rate Loans    Base Rate Loans Repaid        LIBOR Loans           Rate Loans       Notation Made By
-----    --------------    ---------------    ----------------------    -------------------    ----------------    -----------------


-----    --------------    ---------------    ----------------------    -------------------    ----------------    -----------------


-----    --------------    ---------------    ----------------------    -------------------    ----------------    -----------------


-----    --------------    ---------------    ----------------------    -------------------    ----------------    -----------------


-----    --------------    ---------------    ----------------------    -------------------    ----------------    -----------------


-----    --------------    ---------------    ----------------------    -------------------    ----------------    -----------------


-----    --------------    ---------------    ----------------------    -------------------    ----------------    -----------------


-----    --------------    ---------------    ----------------------    -------------------    ----------------    -----------------


-----    --------------    ---------------    ----------------------    -------------------    ----------------    -----------------


-----    --------------    ---------------    ----------------------    -------------------    ----------------    -----------------


-----    --------------    ---------------    ----------------------    -------------------    ----------------    -----------------


-----    --------------    ---------------    ----------------------    -------------------    ----------------    -----------------


=====    ==============    ===============    ======================    ===================    ================    =================







                                   LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF LIBOR LOANS


=====   ===============   ============   ===================   ===================   ==================   ================  ========
                             Amount      Interest Period and   Amount of Principal     Amount of LIBOR    Unpaid Principal  Notation
        Amount of LIBOR   Converted to     LIBOR rate with       of LIBOR Loans      Loans Converted to      Balance of     Made By
Date        Loans         LIBOR Loans      Respect Thereto          Repaid             Base Rate Loans      LIBOR Loans
-----   ---------------   ------------   -------------------   -------------------   ------------------   ----------------  --------


-----   ---------------   ------------   -------------------   -------------------   ------------------   ----------------  --------


-----   ---------------   ------------   -------------------   -------------------   ------------------   ----------------  --------


-----   ---------------   ------------   -------------------   -------------------   ------------------   ----------------  --------


-----   ---------------   ------------   -------------------   -------------------   ------------------   ----------------  --------


-----   ---------------   ------------   -------------------   -------------------   ------------------   ----------------  --------


-----   ---------------   ------------   -------------------   -------------------   ------------------   ----------------  --------


-----   ---------------   ------------   -------------------   -------------------   ------------------   ----------------  --------


-----   ---------------   ------------   -------------------   -------------------   ------------------   ----------------  --------


-----   ---------------   ------------   -------------------   -------------------   ------------------   ----------------  --------


-----   ---------------   ------------   -------------------   -------------------   ------------------   ----------------  --------


-----   ---------------   ------------   -------------------   -------------------   ------------------   ----------------  --------


=====   ===============   ============   ===================   ===================   ==================   ================  ========


                                                                       EXHIBIT D

                           FORM OF CLOSING CERTIFICATE


               Pursuant to subsection 6.1(e) of the Debtor in Possession Credit Agreement dated as of June 11, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein but not defined are used as defined in the Credit Agreement), among SAFETY-KLEEN SERVICES, INC., a Delaware corporation (the "BORROWER"), the financial institutions from time to time parties thereto (the "Lenders"), TORONTO-DOMINION BANK, HOUSTON AGENCY, as letter of credit issuing bank, TORONTO DOMINION (TEXAS), INC., as administrative agent, and THE CIT GROUP/BUSINESS CREDIT, INC., as collateral agent and underwriter, the undersigned [INSERT TITLE OF OFFICER] of the Borrower hereby certifies as follows:

                  1. The representations and warranties of each Loan Party set forth in each of the Loan Documents to which it is a party or which are contained in any certificate furnished by or on behalf of each Loan Party pursuant to any of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

               2. No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Loans to be made on the date hereof.

               3. The conditions precedent set forth in Section 6.1 of the Credit Agreement were satisfied as of the Closing Date, except as set forth on
Schedule I hereto.

               4.  ..................is the duly elected and qualified Corporate
Secretary of each Loan Party and the signature set forth for such officer below is such officer's true and genuine signature.

and the undersigned Corporate Secretary of each Loan Party certifies as follows:

               5. The following persons are now duly elected and qualified officers of such Loan Party holding the offices indicated next to their respective names below, and such officers have held such offices with such Loan Party at all times since the date indicated next to their respective titles to and including the date hereof, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of such Loan Party each of the Loan Documents to which it is a party and any certificate or other document to be delivered by such Loan Party pursuant to the Loan Documents to which it is a party:

       NAME               OFFICE             DATE                 SIGNATURE





               Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have meanings given to them in the Credit Agreement.

               IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

-------------------------------                  -----------------------------
Name:                                            Name:
Title:                                           Title:  Corporate Secretary

Date:  June  ___, 2000

                                                                       EXHIBIT E

                           SAFETY-KLEEN SERVICES, INC.

                          FORM OF BORROWING CERTIFICATE

          Pursuant to subsection 6.2(e) of the Amended and Restated Debtor in Possession Credit Agreement, initially dated as of June 11, 2000, amended and restated as of July 19, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein but not defined are used as defined in the Credit Agreement), among SAFETY-KLEEN SERVICES, INC., a Delaware corporation (the "BORROWER"), the financial institutions from time to time parties thereto (the "LENDERS"), TORONTO-DOMINION BANK, HOUSTON AGENCY, as letter of credit issuing bank, TORONTO DOMINION (TEXAS), INC., as administrative agent, and THE CIT GROUP/BUSINESS CREDIT, INC., as collateral agent and underwriter, the undersigned hereby certifies to the General Administrative Agent and the Lenders by execution hereof by a Responsible Officer that:

         1. The Extension of Credit to be made by the Lenders to the Borrower on _________, _____, and the intended use thereof (a) are consistent with the terms of the Budget and the Credit Agreement and (b) are necessary, after utilization and application of the Borrower's and the Guarantors' available cash, in order for the Borrower and the Guarantors to satisfy their obligations in the ordinary course of business or as otherwise permitted under the Credit Agreement.

         2. All of the representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date of this Borrowing Certificate (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and the Borrower and the Guarantors have observed or performed in all material respects all of their respective covenants and agreements contained in the Credit Agreement, the other Loan Documents and the Orders (as applicable) such that no Default or Event of Default has occurred or is continuing, and the Borrower and the Guarantors have satisfied each condition set forth in subsections [6.1 and] 1/
6.2 of the Credit Agreement to the proposed Extension of Credit, as the case may be.

         3. The making of the Extension of Credit shall not cause the sum of the then outstanding Loans and L/C Obligations to exceed the Borrowing Base then in effect.


-------------
1/ Include bracketed language for initial Extension of Credit.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
Borrowing Certificate as of the date below written.

                                        SAFETY-KLEEN SERVICES, INC.


                                       By: ___________________________
                                           Name:
                                           Title:


Dated: __________ ___, _____

In re                              )        Chapter 11 Cases
                                   )
SAFETY-KLEEN CORP., et al.         )        Case Nos. 00-2303(PJW)
                                   )
                                   )        Jointly Administered
                  Debtors.         )



                FINAL ORDER (I) AUTHORIZING SECURED POSTPETITION
                 FINANCING ON A SUPERPRIORITY BASIS PURSUANT TO
           11 U.S.C. sec. 364, (II) AUTHORIZING USE OF CASH COLLATERAL
           PURSUANT TO 11 U.S.C. sec.363, AND (III) GRANTING ADEQUATE
             PROTECTION PURSUANT TO 11 U.S.C. sec. 363 AND sec. 364


         Upon the motion (the "MOTION") dated June 12, 2000 of Safety-Kleen Services, Inc. (the "COMPANY"), Safety-Kleen Corp. ("HOLDINGS") and the direct and indirect wholly owned subsidiaries of the Company incorporated under the laws of one of the United States of America (the "SUBSIDIARIES"; collectively with Holdings, the "GUARANTORS"), all of which are debtors and debtors in possession (collectively, the "DEBTORS"), (a) seeking this Court's authorization pursuant to Sections 363(c), 364(c)(1), 364(c)(2), 364(c)(3) and 364(d)(1) of
Title 11 of the United States Code, 11 U.S.C. sec. 101, ET SEQ. (as amended, the "BANKRUPTCY CODE") and Rules 2002, 4001(c) and 9014 of the Federal Rules of Bankruptcy Procedure (as amended, the "BANKRUPTCY RULES"), for the Company, INTER ALIA, (i) to obtain secured postpetition financing (the "POSTPETITION FINANCING") up to an aggregate principal amount not to exceed $100,000,000 (the "COMMITMENT") from Toronto Dominion (Texas), Inc. ("TD TEXAS"), as general administrative agent (in its capacity as general administrative agent for the Lenders referred to below, the "GENERAL ADMINISTRATIVE AGENT"), and a syndicate of other financial institutions (the "LENDERS") arranged by the General Administrative Agent and The CIT Group/Business Credit, Inc. ("CIT"; collectively with the General Administrative Agent, the "UNDERWRITERS"), and for the Company to execute an Amended and

Restated Debtor in Possession Credit Agreement with respect to the Postpetition Financing (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"); and for the Company to execute revolving credit notes (the "NOTES"); and for the Borrower and each Guarantor to enter into a Guarantee and Collateral Agreement to guarantee and secure the Notes and all obligations of the Company and each other Guarantor under the Credit Agreement (the Credit Agreement, the Notes, and all ancillary documents at any time executed in connection therewith, collectively, the "LOAN Documents"), (ii) to grant the Lenders, pursuant to Bankruptcy Code sec. 364(c) and sec. 364(d), security interests in all of the Debtors' presently owned and after-acquired personal property and Leaseholds (as defined in the Credit Agreement) and the Prepetition Real Estate Collateral (as defined below) to secure the Debtors' obligations under the Loan Documents and (iii) to grant the Lenders, pursuant to Bankruptcy Code ss. 364(c)(1), priority in payment with respect to such obligations over any and all administrative expenses of the kinds specified in Bankruptcy Code sec. 503(b) and sec. 507(b), other than in respect of the Carve-Out (as defined below); (b) seeking this Court's authorization, pursuant to Bankruptcy Code ss. 363(c), to use the Cash Collateral (as defined below) and, pursuant to Bankruptcy Code sec. 361, sec. 363(e) and sec. 364(d), to provide adequate protection to the Prepetition Lenders (as defined below) with respect to any diminution in the value of the Prepetition Lenders' interests in the Prepetition Collateral (as defined below) resulting from the priming liens and security interests granted in the Interim Order referred to below pursuant to Bankruptcy Code ss. 364(d) to secure the Postpetition Financing, the use of the Cash Collateral, the use, sale or lease of the Prepetition Collateral (other than the Cash Collateral) and the imposition of the automatic stay pursuant to Bankruptcy Code ss. 362(a); (c) seeking a preliminary hearing (the "PRELIMINARY HEARING") on the Motion to consider entry of an interim order pursuant to Bankruptcy Rule 4001 (the "INTERIM ORDER") authorizing the Company, INTER ALIA, to borrow and obtain letters of credit from the Lenders under the Credit Agreement up to an aggregate of $40,000,000, all upon the terms and conditions set forth in the Loan Documents and this Order pending the Final Hearing referred to below; and
(d)
requesting that a final hearing (the "FINAL HEARING"; together with the Preliminary Hearing, the "HEARINGS") be scheduled, and that notice procedures in respect of the Final Hearing be established by this Court to consider entry of a final order (this "ORDER") authorizing on a final basis, INTER ALIA, the Postpetition Financing and the use of the Cash Collateral; and due and sufficient notice of the Motion and the Hearings having been given; and the Court having entered the Interim Order at the conclusion of the Preliminary Hearing; and the Final Hearing on the Motion having been held before this Court on July 19, 2000; and upon the entire record made at the Hearings, and this Court having found good and sufficient cause appearing therefor,

                  IT IS HEREBY FOUND that:

                  A. On June 9, 2000 (the "FILING DATE"), the Debtors filed voluntary petitions for relief with this Court under Chapter 11 of the Bankruptcy Code (the "CHAPTER 11 CASES"). The Debtors are continuing in possession of their property, and operating and managing their businesses, as debtors in possession pursuant to Bankruptcy Code sec. 1107 and sec. 1108.

                  B. This Court has jurisdiction over the Chapter 11 Cases and the Motion pursuant to 28 U.S.C.sec. 157(b) and sec. 1334. Consideration of the Motion constitutes a core proceeding as defined in 28 U.S.C. sec. 157(b)(2).

                  C. Pursuant to an Amended and Restated Credit Agreement dated as of April 3, 1998 (as amended, supplemented or otherwise modified prior to the Filing Date, the "PREPETITION CREDIT AGREEMENT"), among the Company, Safety-Kleen (Canada) Ltd. (the "CANADIAN BORROWER"), the lenders from time to time parties thereto (the "PREPETITION LENDERS"), TD Texas, as general administrative agent for the Prepetition Lenders (in such capacity, the "PREPETITION AGENT"), The Toronto-Dominion Bank, as Canadian administrative agent, TD Securities (USA) Inc. as advisor and arranger, The Bank of Nova Scotia, Bank of America (formerly known as Nationsbank, N.A.), Bank One, N.A., (formerly known as The First National Bank of Chicago) and Wachovia Bank, N.A., as managing agents, The Bank of Nova

Scotia and Bank One, N.A. (formerly known as The First National Bank of Chicago), as co-documentation agents, and Bank of America (formerly known as Nationsbank, N.A.), as syndication agent, the Prepetition Lenders made loans and other financial accommodations to or for the benefit of the Debtors, in the aggregate principal amount of US$1,557,000,000 and issued letters of credit in the aggregate outstanding face amount of US$83,794,204.08. In addition, certain Prepetition Lenders based in Canada extended approximately C$71,892,450.07 in loans and letters of credit to the Canadian Borrower, guaranteed by the Debtors and secured by the Prepetition Loan Documents. All such loans, financial accommodations and other amounts owing under, or in connection with, the Prepetition Credit Agreement and all collateral and ancillary documents executed in connection therewith (collectively, the "PREPETITION LOAN DOCUMENTS"), are hereinafter referred to as the "PREPETITION LOAN OBLIGATIONS." Finally, the Prepetition Loan Documents secured interest rate protection agreements between one or more of the Debtors and any of the Prepetition Lenders ("INTEREST RATE PROTECTION AGREEMENTS").

                  D.  Without  prejudice  to the rights of any other  party (but subject to the limitations thereon described below in decretal paragraph 16), the Debtors admit that, in accordance with the terms of the Prepetition Loan Documents and the Interest Rate Protection Agreements, the Debtors are truly and justly indebted to the Prepetition Lenders, without defense, counterclaim or offset of any kind, and that as of the Filing Date (i) the Company and the Canadian Borrower was liable to the Prepetition Lenders in respect of loans made by the Prepetition Lenders to the Company pursuant to the Prepetition Credit Agreement in the aggregate amount of US$1,557,000,000 and C$71,892,450.07, respectively (inclusive of interest and fees accrued and unpaid thereon), (ii) the Company was contingently liable to the Prepetition Lenders in the aggregate face amount of approximately US$83,794,204.08 in respect of letters of credit issued pursuant to the Prepetition Credit Agreement and which remained outstanding as of the Filing Date, (iii) the Company was contingently liable to certain Prepetition Lenders in the aggregate amount of US$69,460,689 in respect of Interest Rate Protection

Agreements, inclusive of interest accrued and unpaid thereon (the "SWAP OBLIGATIONS"; together with the Prepetition Loan Obligations, the "PREPETITION OBLIGATIONS"), (iv) the Company was liable to the Prepetition Agent and the Prepetition Lenders for accrued and unpaid interest, commitment fees, attorneys' and advisors' fees, other out-of-pocket expenses, costs and indemnities in an aggregate amount of US$37,520,227.07 and C$955,041.41, respectively, and (v) each Debtor was contingently liable to the Prepetition Lenders pursuant to its guarantee of the Prepetition Obligations.

                  E.  Without  prejudice  to the rights of any other  party (but subject to the limitations thereon described below in decretal paragraph 16), the Debtors further admit that the Prepetition Obligations are secured by valid, perfected, enforceable, first-priority security interests (subject only to liens permitted under the Prepetition Loan Documents to have higher priority ("PERMITTED PRIOR LIENS")) granted by the applicable Debtor to the Prepetition Agent, for the ratable benefit of the Prepetition Lenders, upon and in substantially all of the Company's and the other applicable Debtors' personal property (other than vehicles) and certain real estate (the "PREPETITION REAL ESTATE COLLATERAL") listed on Schedule 5 to the Guarantee and Collateral Agreement hereto (including the setoff rights described in the Prepetition Loan Documents and arising by operation of law, the "PREPETITION COLLATERAL"), including without limitation, inventory, accounts receivable, equipment, general intangibles, stock in subsidiaries and other tangible and intangible personal property and the proceeds thereof. The Debtors' cash constitutes proceeds of the Prepetition Collateral and, therefore, is cash collateral of the Prepetition Lenders within the meaning of Bankruptcy Code sec. 363(a) (the "CASH COLLATERAL"). The Prepetition Lenders are entitled, pursuant to Bankruptcy Code sec. 361 and sec. 363(e), to adequate protection of their interest in the Prepetition Collateral, including for the use of the Cash Collateral, the use, sale or lease of the Prepetition Collateral other than the Cash Collateral and the imposition of the automatic stay.

                  F. The Debtors do not have sufficient available sources of working capital and financing to operate their business in the ordinary course of business or operate their business and maintain their property in accordance with state and federal law without the Postpetition Financing and the use of the Cash Collateral. The Debtors' ability to maintain business relationships with their vendors, suppliers and customers, to pay more than 10,000 employees and otherwise finance their operations, is essential to the Debtors' continued viability. In addition, the Debtors' need for financing is immediate. In the absence of the Postpetition Financing and the use of the Cash Collateral, the continued operation of the Debtors' businesses would not be possible, and serious and irreparable harm to the Debtors and their estates would occur. The preservation, maintenance and enhancement of the going concern value of the Debtors are of the utmost significance and importance to a successful reorganization of the Debtors under Chapter 11 of the Bankruptcy Code.

                  G. Given the Debtors' current financial condition, financing arrangements and capital structure, the Debtors cannot obtain unsecured credit allowable under Bankruptcy Code ss. 503(b)(1) as an administrative expense. Financing on a postpetition basis is not otherwise available without the Debtors
(i) granting, pursuant to Bankruptcy Code ss. 364(c)(1), claims having priority over any and all administrative expenses of the kinds specified in Bankruptcy Code sec. 503(b) and sec. 507(b), other than as described below in respect of Chapter 5 Actions and the Carve-Out, (ii) securing, pursuant to Bankruptcy Code sec. 364(c) and (d), such indebtedness and obligations with security interests in and liens on all of the Debtors' personal property and Leaseholds as described below, and (iii) providing for adequate protection of the Prepetition Lenders' interests as described below.

                  H. Notice of the Final Hearing and the relief requested in the Motion has been given to (i) the Office of the United States Trustee, (ii) counsel to the informal steering committee of Prepetition Lenders (the "STEERING COMMITTEE") and the Prepetition Agent, (iii) the creditors holding the 20 largest unsecured claims against each Debtor, (iv) proposed counsel to the Official Committee of Unsecured Creditors (the "COMMITTEE") appointed to the Chapter 11 Cases and (v) any party who filed a request for notices in the Chapter 11 Cases pursuant to Bankruptcy Rule 2002 prior to the date set forth in the Interim Order for service of notice of the Final Hearing. Such notice of the Final Hearing and the relief requested in the Motion complies with the requirements of Bankruptcy Code sec. 102(1), sec. 364(c) and sec. 364(d) and Bankruptcy Rules 2002 and 4001(c) and the notice procedures established pursuant to the Interim Order.

                  I. Based on the record presented to the Court by the Debtors at the Preliminary Hearing, the Postpetition Financing has been negotiated in good faith by the Underwriters and at arm's length between the Debtors and the Underwriters, and any credit extended, letters of credit issued and loans made to the Debtors pursuant to the Credit Agreement shall be deemed to have been extended, issued or made, as the case may be, in good faith by the Lenders as required by, and within the meaning of, Bankruptcy Code ss. 364(e).

                  J. Based on the record presented to the Court by the Debtors at the Hearings, the terms of the Postpetition Financing appear to be fair and reasonable, are ordinary and appropriate for secured financing to debtors in possession, reflect the Debtors' exercise of prudent business judgment consistent with their fiduciary duties, and are supported by reasonably equivalent value and fair consideration.

                  K. The Debtors have requested immediate entry of this Order pursuant to Bankruptcy Rules 4001(b)(2) and 4001(c)(2). The permission granted herein to enter into the Postpetition Financing and obtain funds thereunder, and to use the Cash Collateral, is necessary to avoid immediate and irreparable harm to the Debtors. This Court concludes that entry of this Order is in the best interest of the Debtors' respective estates and creditors as its implementation will, among other things, provide the Debtors with the necessary liquidity to sustain the operation of the Debtors' businesses and enhance the Debtors' prospects for successful reorganization.

                  Based upon the foregoing findings and conclusions, and upon the record made before this Court at the Hearings, and good and sufficient cause appearing therefor;

                  IT IS HEREBY ORDERED that:

                  1. The Motion is granted, subject to the terms and conditions set forth in this Order.

                  2. The Debtors are expressly authorized and empowered to execute and deliver the Credit Agreement, the Notes and any other Loan Document to be executed and delivered in connection therewith. The Company and the
Guarantors are authorized to comply with and perform all of the terms and conditions of the Loan Documents, and the Company is directed to repay amounts borrowed and reimbursement obligations incurred, and each Guarantor is further directed to repay amounts guaranteed, with interest to the Lenders in accordance with and subject to the terms and conditions set forth in the Loan Documents and this Order. The Debtors are further authorized and directed to pay all commitment  and other  fees and  expenses,  including  without  limitation,  all reasonable fees and expenses of professionals engaged by the General Administrative Agent, the Underwriters and the Steering Committee and those reasonable fees and expenses provided for in paragraph 8 of this Order, in accordance with the terms of the Credit Agreement and the fee letter between the General Administrative Agent and the Debtors. All loans made under the Credit Agreement (the "LOANS") and interest thereon, together with all reimbursement and other obligations in respect of letters of credit issued under the Credit Agreement ("LETTERS OF CREDIT"), and all fees, costs, expenses, indebtedness, obligations and liabilities of the Company and each Guarantor to the General Administrative Agent and the Lenders under the Loan Documents and this Order, are hereinafter referred to as the "OBLIGATIONS."

                  3. The Company is expressly authorized to borrow from the Lenders, on the terms and subject to the conditions set forth in the Loan Documents and this Order, a total of US$100,000,000 (inclusive of the issuance of up to an aggregate face amount of US$35,000,000 of Letters of Credit) under the Credit Agreement, and the Guarantors are expressly authorized to guarantee all Obligations in respect of such Loans and Letters of Credit. The Company is authorized to use the proceeds of the Loans, to use the Cash Collateral and to request the issuance of Letters of Credit in the operation of the Debtors' businesses, PROVIDED, that (a) the proposed Loan, Letter of Credit or use of the Cash Collateral is consistent with the terms of the Credit Agreement and this Order and will be used to pay when due expenses of the types set forth in the Budget (as defined in the Credit Agreement) and (b) any requested Loan is necessary after the application of available Cash Collateral. Safety-Kleen Systems, Inc., as borrower, and Safety-Kleen Services, Inc., as guarantor are further expressly authorized and directed to repay in full the Elgin Loan Obligations directly to each older of the Elgin Loan Obligations, and discharge the Liens that secure the Elgin Loan Obligations, provided, that the amount of such repayment in respect of Laidlaw, Inc.'s ratable portion of the Elgin Loan Obligations shall be deposited by Safety-Kleen Systems, Inc., or Safety-Kleen Services, Inc., as the case may be, into an interest-bearing account of such Debtor and any liens that may exist in favor of Laidlaw, Inc. In respect of the Elgin Loan Obligations prior to such repayment and discharge shall attach to such deposit with the same right, priority and validity as such liens had in respect of the Elgin Loan Collateral, and such deposit and interest thereon shall only be released upon further order of this Court; and such deposit shall constitute full repayment of the Elgin Loan Obligations for all purposes of the Demand Loan Agreement, dated as of March 14, 2000. A copy of this Order shall be served upon Laidlaw, Inc.

                  4. If an Event of Default (as defined in the Credit Agreement) occurs and is continuing, subject to the requirement contained in the Credit Agreement with respect to specified remedies to provide five business days' prior written notice to the Company, the United States Trustee and the Committee, the General Administrative Agent may terminate the Postpetition Financing (the date of any such termination, the "TERMINATION DATE") and declare the Loans to be due and payable, and the automatic stay pursuant to Bankruptcy Code ss. 362(a) shall be deemed lifted and modified, without further order of this Court, to permit the General Administrative Agent and the Lenders to exercise any and all of their rights and remedies under the Credit Agreement, the other Loan Documents and this Order. In addition, the Company's right to use the Cash Collateral shall terminate automatically on the Termination Date or on the fifth business day after the General Administrative Agent provides written notice to the Company, the United States Trustee and the Committee of the occurrence of an Event of Default and that such use of the Cash Collateral shall terminate as a result thereof. Notwithstanding anything herein to the contrary, no Loans, Letters of Credit, Collateral, Cash Collateral or any portion of the Carve-Out may be used to object to or contest in any manner, or raise any defenses to, the amount, validity, perfection, priority, extent or enforceability of the Prepetition Obligations, the Obligations or the liens securing the Prepetition Obligations or the Obligations, or to assert any claims or causes of action against the Prepetition Lenders, the Prepetition Agent, the Lenders or the General Administrative Agent.

                  5. In accordance with Bankruptcy Code ss.  364(c)(1),  subject to Paragraph 7 below, the Obligations shall constitute claims (the "SUPERPRIORITY CLAIMS") with priority in payment over any and all administrative expenses of the kinds specified or ordered pursuant to any provision of the Bankruptcy Code, including, without limitation, Bankruptcy Code secs. 105, 326, 328, 330, 331, 503(b), 506(c), 507(a), 507(b) and 726, and shall at all times be senior to the rights of the Debtors, and any successor trustee or any creditor, in the Chapter 11 Cases or any subsequent proceedings under the Bankruptcy Code. Subject only to the Carve-Out, no cost or expense of administration under Bankruptcy Code secs. 105, 364(c)(1), 503(b), 506(c), 507(b) or otherwise, including those resulting from the conversion of any of the Chapter 11 Cases pursuant to Bankruptcy Code ss. 1112, shall be senior to, or PARI PASSU with, the Superpriority Claims of the Lenders arising out of the Obligations.

                  6. As security for the Obligations, the General Administrative Agent for the benefit of the Lenders shall have and is hereby granted (effective upon the date of this Order and without the necessity of the recordation of mortgages, security agreements, pledge agreements, financing statements or otherwise), valid and perfected security interests in, and liens on (the "LIENS"), all present and after-acquired personal property and Leaseholds and the Prepetition Real Estate Collateral of the Debtors of any nature whatsoever (provided that the amount of the lien on the Elgin Loan
Collateral shall be limited to the sum of (i) the amount of Elgin Loan Obligations repaid after the Filing Date and (ii) the amount of interest accrued and paid on Loans used to repay the Elgin Loan Obligations, and shall not arise until such Elgin Loan Obligations shall have been repaid in full), including, without limitation, all cash contained in any account maintained by the Debtors, accounts receivable, inventory, equipment, vehicles, furniture, intellectual property, investment property, intercompany claims, general intangibles and the proceeds of all causes of action (other than causes of action arising under the Bankruptcy Code) (collectively with all proceeds and products of any or all of the foregoing, including proceeds of sale of real property, the "Collateral"):

                  (a) pursuant to Bankruptcy Code ss. 364(c)(2), a first priority, perfected Lien upon all of the Debtors' right, title and interest in, to and under all Collateral that is not otherwise encumbered by a validly perfected security interest or lien on the Filing Date;

                  (b) pursuant to Bankruptcy Code ss. 364(d)(1), a first priority, senior, priming, perfected Lien upon all of the Debtors' right, title and interest in, to and under the Prepetition Collateral, provided that the amount of Obligations secured by the Lien on the Elgin Loan Collateral shall be limited to the sum of (i) the amount of Elgin Loan Obligations repaid after the Filing Date and (ii) the amount of interest accrued and paid on Loans used to repay the Elgin Loan Obligations and shall not arise until such Elgin Loan Obligations shall have been repaid in full); and provided further that such first priority, senior, priming Lien shall be subject to all Permitted Prior Liens; and

                  (c) pursuant to Bankruptcy Code ss. 364(c)(3), a second priority, junior, perfected Lien upon all of the Debtors' right, title and interest in, to and under all other Collateral which is subject to a validly perfected security interest or lien in existence as of the Filing Date, or a valid lien perfected (but not granted) after the Filing Date to the extent such perfection in respect of a pre-Filing Date claim is expressly permitted under the Bankruptcy Code.

Except to the extent expressly set forth in clause (c) of this paragraph 6 and paragraph 7, the Liens granted pursuant to this Order and the Loan Documents to the General Administrative Agent for the benefit of the

Lenders to secure the Obligations shall not be subordinated to or made PARI PASSU with any other lien or security interest.

                  7. Any provision of this Order or the Credit Agreement to the contrary notwithstanding, the Liens and Superpriority Claims granted to the General Administrative Agent and the Lenders pursuant to the Credit Agreement and this Order shall be subject and subordinate to a carve-out (the "CARVE-OUT") for (a) following the occurrence and during the pendency of a Default or an Event of Default (as each such term is defined in the Credit Agreement), the payment of allowed professional fees and disbursements incurred by the professionals retained, pursuant to Bankruptcy Code secs. 327 or 1103(a), by the Debtors and the Committee (and any other statutory committee appointed in the Chapter 11 Cases) and any disbursements of any member of the Committee in an aggregate amount not to exceed US$7,500,000 (plus professional fees and disbursements incurred prior to such Default or Event of Default to the extent subsequently awarded) and (b) quarterly fees required to be paid pursuant to 28 U.S.C. ss. 1930(a)(6) and any fees payable to the Clerk of the Bankruptcy Court; PROVIDED, HOWEVER, (x) following the Termination Date, any amounts in the Cash Collateral Account (as defined in the Credit Agreement) shall not be subject to the Carve-Out and (y) the Carve-Out shall not include professional fees and disbursements incurred in connection with asserting any claims or causes of action against the Prepetition Lenders or the Prepetition Agent and/or challenging or raising any defense to the Prepetition Obligations, any lien of the Prepetition Agent or the Prepetition Lenders. As long as no Default or Event of Default shall have occurred and be continuing, the Company and the Guarantors shall be permitted to pay compensation and reimbursement of expenses, allowed and payable under Bankruptcy Code secs. 330 and sec. 331, as the same may be payable, and the amount so paid shall not reduce the Carve-Out.

                  8. (a) The Debtors are hereby authorized to use the Cash Collateral, PROVIDED that the holders of Prepetition Obligations are granted adequate protection as hereinafter set forth.

                      (b) As adequate protection for any diminution in the value of the Prepetition Collateral resulting from (i) the priming granted in this Order and the Loan Documents pursuant to Bankruptcy Code ss. 364(d), (ii) the use of the Cash Collateral pursuant to Bankruptcy Code ss. 363(c), (iii) the use, sale or lease of the Prepetition Collateral (other than the Cash Collateral) pursuant to Bankruptcy Code ss. 363(c) and (iv) the imposition of the automatic stay pursuant to Bankruptcy Code ss. 362(a):

                  (i) the Prepetition Agent for the ratable benefit of the holders of Prepetition Obligations shall be and hereby is granted (effective upon the date of the Interim Order and without the necessity of the execution by the Debtors of mortgages, security agreements, pledge agreements, financing statements or otherwise), valid and perfected, replacement security interests in, and liens on (the "REPLACEMENT LIENS"), all of the Debtors' right, title and interest in, to and under the Collateral, subject only to (x) the Carve-Out, (y) the Liens granted pursuant to this Order and the Loan Documents to the General Administrative Agent and the Lenders to secure the Obligations and (z) any validly perfected liens which remain senior (after giving effect to this Order) to the Liens granted to the General Administrative Agent and the Lenders pursuant to this Order and the Loan Documents;

                  (ii) the Prepetition Agent for the ratable benefit of the holders of Prepetition Obligations shall be and hereby is granted, pursuant to Bankruptcy Code ss. 364(c)(1), Superpriority Claims, junior only to (x) the Superpriority Claims granted pursuant to this Order to the General Administrative Agent and the Lenders in respect of the Obligations and (y) the Carve-Out;

                  (iii) on the Closing Date (as defined in the Credit Agreement) and thereafter on the last business day of each month, the Debtors shall reimburse the Prepetition Agent and the Steering Committee for all reasonable fees, costs and charges previously or hereafter incurred by the Prepetition Agent and the Steering Committee of Prepetition Lenders (including without limitation, internal collateral auditing and monitoring expenses and the reasonable fees and out-of-pocket disbursements of any financial consultants and outside counsel advising the Prepetition Agent and the Steering Committee) in connection with the advice, analysis, negotiation, enforcement and protection of the claims, rights and interests of the Prepetition Agent and the Prepetition Lenders in the Chapter 11 Cases);

                  (iv) to the extent the Debtors shall receive Net Cash Proceeds (as defined in the Prepetition Credit Agreement) from the sale of the Elgin Loan Collateral, in excess of the sum of (i) the amount of Elgin Loan Obligations repaid after the Filing Date and (ii) the amount of interest accrued and paid on Loans used to repay the Elgin Loan
         Obligations,  such  excess  Net  Cash  Proceeds  shall  be  paid to the
         Prepetition Agent for ratable distribution to the holders of Prepetition Obligations; and

                  (v) upon receipt of the proceeds of sale of the remaining equity interest in Safety-Kleen (Europe) Limited, regardless of when consummated, such proceeds (the "EUROPEAN PROCEEDS") shall be added to the amounts already received from the sale of assets by Safety-Kleen (Rosemount), Inc. which are currently on deposit in the cash collateral account established prior to the Petition Date for the benefit of the Prepetition Agent and the Prepetition Lenders (the "PREPETITION CASH COLLATERAL ACCOUNT"), which combined amounts (the "COMBINED PROCEEDS") shall promptly be released as follows:

                                (A) an  amount  equal  to  50%  of the  Combined
                        Proceeds  shall  be   distributed  to  the   Prepetition
                        Lenders, PRO RATA, as adequate protection payments on account of the Prepetition Obligations;

                                (B) an amount equal to the lesser of (i) $10,000,000 and (ii) the remaining 50% of the Combined Proceeds shall be disbursed to the Debtors for use in purchasing or securing performance under automobile, liability, workers' compensation and similar insurance coverage previously provided by Laidlaw, Inc. and its affiliates (the "REPLACEMENT INSURANCE") upon satisfaction of the Prepetition Agent as to the need for such funds; PROVIDED, that if the amount available for disbursement under this clause (B) shall exceed the amount needed for Replacement Insurance such excess shall be distributed under clause (D) below; PROVIDED FURTHER, that amounts distributed under this clause (B) shall be drawn first from the Rosemount Proceeds and last from the European Proceeds;

                                (C) until the disbursements contemplated by clauses (A) and (aB) above have been made, the
                        Prepetition  Agent  may  from  time  to time  debit  the
                        Prepetition Cash Collateral Account in which Combined Proceeds may be deposited, to the extent of available funds, to pay or reimburse its out-of-pocket expenses, including, without limitation, fees and expenses of counsel, forensic advisors and financial advisors, to the Prepetition Agent and the Steering Committee, subject to paragraph 8(d) of this Order;

                                (D) the balance of any Combined  Proceeds (after
                        the disbursements provided for in clauses (A) and (B) above or reserves therefor, and after any disbursements which may have taken place pursuant to clause (C) above) shall be disbursed to the Debtors.

                  (vi) the Debtors shall deliver to the Prepetition Agent, for transmission to the Prepetition Lenders, all historical financial statements delivered monthly, quarterly and annually under the Loan Documents and all notices that refer to any material adverse development concerning any Debtor.

                  (vii) As additional adequate protection for the use of cash collateral, (i) the Debtors shall, on or before August 7, 2000, fulfill all conditions precedent to Extensions of Credit under the Credit Agreement, as set forth in subsections 6.1 and 6.2 of the Credit
         Agreement, except (x) as may be waived in writing by the Prepetition Agent upon consultation with the Steering Committee (y) conditions requiring a Budget as to which the Debtors shall have until August 21, 2000, or such later date as the Prepetition Agent may specify in writing after consultation with the Steering Committee to fulfill such condition, and (z) the condition pertaining to approval by this Court of the retention of Jay Alix and Associates or other firm reasonably acceptable to the Prepetition Agent, as to which the Debtors shall have until August 12,2000, or such later date as the Prepetition Agent may specify in writing after consultation with the Steering Committee to fulfill such condition, and
         (ii) after August 7, 2000 during any period when no Extensions of Credit are outstanding, Debtors shall observe and perform all of the covenants in the Loan Documents for the benefit of the Prepetition Lenders, except to the extent waived by the Prepetition Agent; PROVIDED, that, for avoidance of doubt, nothing in this paragraph shall be construed to relieve debtors of (I) the conditions precedent to Extensions of Credit before August 7, 2000 if they seek an Extension of Credit prior to such date or (II) their obligations to the General Administrative Agent and the Lenders to observe and perform the covenants in the Loan Documents.

         If the Debtors should fail to provide the Prepetition Lenders the adequate protection set forth in this paragraph (vii), the Prepetition Agent may, after consultation with the Steering Committee, upon 5 business days' notice to the Company, the Committee and the United States Trustee, terminate the Debtors' right to use cash collateral and take any other action or exercise any other right or remedy permitted to the Prepetition Agent and/or the Prepetition Lenders under the Prepetition Loan Documents, this Order or by operation of law.

                  (c) As adequate protection for, and to the extent of, any diminution in value of any interest of Bank One, NA and Wachovia Bank, N.A. in the Debtors' Cash Collateral under Bankruptcy Code sec. 363 consisting of balances in deposit accounts of Bank One, NA and Wachovia Bank, N.A. as of the Petition Date each of Bank One, NA and Wachovia Bank, N.A. each is granted a Superpriority Claim pursuant to Bankruptcy Code sec. 364(c)(1) to the extent it has valid setoff rights against the Debtors under applicable non-bankruptcy law and the Bankruptcy Code, junior only to (x) the Superpriority Claims granted pursuant to this Order to the General Administrative Agent and the Lenders in respect of the Obligations, (y) the Superpriority Claims granted pursuant to this Order to the Prepetition Agent for the ratable benefit of the holders of Prepetition Obligations, and (z) the Carve-Out.

                  (d) The debtors and the Committee shall have the right to review and object to the reasonableness of any fees and expenses paid pursuant to paragraphs 8(b)(iii) and 8(b)(v)(C) of this

Order in accordance with the following procedures: Counsel for the Prepetition Agent and the Steering Committee shall provide to counsel for the Debtors and the Committee, by no later than the 15th calendar day of each month, a request for reimbursement of actual fees and expenses (including disbursements, costs and charges) incurred during the preceding calendar month. Each of the Debtors and the Committee shall have until the 10th calendar day after receipt of such request (the "REVIEW PERIOD") to object to the Debtors' payment of any such fees and expenses on the basis that such fees and expenses are unreasonable by providing written notice to the Debtors and the party requesting such reimbursement. If no timely objections are made with respect to any particular request for reimbursement, the Debtors shall pay such request on the first business day following the expiration of the Review Period. If any objection is timely made to any particular request for reimbursement, such objection shall specify the basis for which the objecting party challenges the reasonableness of such fees or expenses and the Debtors shall pay within one business day of the expiration of the Review Period any portion of such request which was not the subject of such objection. If any objection to reasonableness cannot be resolved by the parties, the Court shall resolve such objections.

                  (e) The Committee reserves its rights, and shall have the right at any time prior to a disclosure statement hearing in the Chapter 11 Cases to seek (i) a determination by the Court that the Prepetition Agent and the Prepetition Lenders are not entitled to some or all of the adequate protection provided or contemplated by this order or the Interim Order and (ii) recharacterization, reallocation, disgorgement or other appropriate relief as a result of any such determination.

                  9. Under the circumstances, the adequate protection provided herein is reasonable and sufficient to protect the interests of the Prepetition Lenders. Notwithstanding any other provision hereof, the grant of adequate protection to the Prepetition Agent and the Prepetition Lenders pursuant hereto is without prejudice to the holders of Prepetition Obligations to seek modification of the grant of adequate protection provided hereby so as to provide different or additional adequate protection, and without prejudice to the right of the Debtors or any other party in interest to contest any such modification.

                  10. Except as set forth in paragraphs 6(c), 7 and 8(b) above, the Liens and Replacement Liens shall be prior and senior to all liens and encumbrances of all other secured creditors in and to such Collateral granted, or arising, after the Filing Date (including, without limitation, liens and security interests, if any, granted in favor of any federal, state, municipal or other governmental unit, commission, board or court for any liability of the Debtors). Other than the Carve-Out, the Debtors shall not assert a claim under Bankruptcy Code ss. 506(c) for any costs and expenses incurred in connection with the preservation, protection or enhancement of, or realization by the General Administrative Agent, the Lenders, the Prepetition Agent or the holders of Prepetition Obligations upon the Collateral or the Prepetition Collateral. The Liens and Replacement Liens granted pursuant to this Order shall constitute valid and duly perfected security interests and liens, and the General Administrative Agent, the Lenders, the Prepetition Agent and the holders of Prepetition Obligations shall not be required to file or serve financing statements, notices of lien or similar instruments which otherwise may be required under federal or state law in any jurisdiction, or take any action, including taking possession, to validate and perfect such security interests and liens; and the failure by the Debtors to execute any documentation relating to the Liens or Replacement Liens shall in no way affect the validity, perfection or priority of such Liens or Replacement Liens. If, however, the General
Administrative Agent or the Prepetition Agent, in their respective sole discretion, shall determine to file any such financing statements, notices of lien or similar instruments, or to otherwise confirm perfection of such Liens or Replacement Liens, the Debtors are directed to cooperate with and assist in such process, the stay imposed by Bankruptcy Code ss. 362(a) is hereby lifted to allow the filing and recording of a certified copy of this Order or any such financing statements, notices of lien or similar instruments, and all such documents shall be deemed to have been filed or recorded at the time of and on the date of this Order.

                  11. As long as any portion of the Obligations remains unpaid, or any Loan Document remains in effect, the Debtors shall not seek, and it shall constitute an Event of Default (and automatic occurrence of the Termination
Date) if any of the Debtors seek, or if there is entered, an order dismissing any of the Chapter 11 Cases. If an order dismissing any of the Chapter 11 Cases under Bankruptcy Code ss.1112 or otherwise is at any time entered, such order shall provide (in accordance with Bankruptcy Code ss.ss.105 and 349) that (a) the Superiority Claims, Liens and Replacement Liens granted pursuant to this Order to the General Administrative Agent and the Lenders and to the Prepetition Agent and the holders of Prepetition Obligations, as the case may be, shall continue in full force and effect and shall remain binding on all parties in interest notwithstanding such dismissal and until the Obligations and the obligations in respect of the adequate protection granted herein shall have been paid and satisfied in full and (b) this Court shall retain jurisdiction, to the extent that it has the authority to do so, notwithstanding such dismissal, for the purposes of enforcing such Superpriority Claims, Liens and Replacement Liens and (c) if such dismissal occurs prior to the expiration of the periods granted to any statutory committee of unsecured creditors pursuant to decretal paragraph 16(a) of this Order, such committee's right to bring in this Court actions described in decretal paragraph 17(a) of this Order shall survive until the expiration of the last day of the period specified in 16(a) notwithstanding the entry of such dismissal order.

                  12. Upon the occurrence and during the continuance of an Event of Default, the General Administrative Agent, acting at the direction of the Required Lenders, may exercise rights and remedies and take all or any of the following actions without further modification of the automatic stay pursuant to Bankruptcy Code ss. 362 (which is hereby deemed modified and vacated to the extent necessary to permit such exercise of rights and remedies and the taking of such actions) or further order of or application to this Court: (a) terminate the Commitments and thereafter cease to issue Letters of Credit or make Loans to the Company; (b) declare the principal of and accrued interest, fees and other liabilities constituting the Obligations to be due and payable; (c) setoff amounts in the Concentration Account and the Cash Collateral Account (as defined in the Credit Agreement) or any other accounts maintained with a Lender, or otherwise enforce rights against any other Collateral in the possession of the General Administrative Agent or any Lender; and/or (d) take any other action or exercise any other right or remedy permitted to the General Administrative Agent or the Lenders under the Loan Documents, this Order or by operation of law; PROVIDED, HOWEVER, the General Administrative Agent and the Lenders may take the actions described in clauses
(c) or (d) above only after providing five business days' prior written notice to the Company, the United States Trustee and the Committee and PROVIDED that no order prohibiting such actions is entered by this Court during such five business day period. The Debtors waive any right to seek relief under the Bankruptcy Code, including without limitation, under Bankruptcy Code ss. 105, to the extent any such relief would in any way restrict or impair the rights and remedies of the General Administrative Agent and the Lenders set forth in this Order and in the Loan Documents, PROVIDED that such waiver shall not preclude the Debtors from contesting whether a Default or Event of Default has occurred and is then continuing.

                  13. The Debtors are authorized to perform all acts, and execute and comply with the terms of such other documents, instruments and agreements in addition to the Loan Documents, as the General Administrative Agent or the Lenders may reasonably require, as evidence of and for the protection of the Obligations, or which otherwise may be deemed reasonably necessary by the General Administrative Agent or the Lenders to effectuate the terms and conditions of this Order and the Loan Documents. The Debtors, the General Administrative Agent and the Lenders are hereby authorized to implement, in accordance with the terms of the Credit Agreement, any modifications (including without limitation, any change in the number or composition of the Lenders) of the Credit Agreement which are not material and adverse to the Debtors without further Order of this Court.

                  14. Having been found to be extending credit, issuing Letters of Credit and making Loans to the Debtors in good faith, the General Administrative Agent and the Lenders shall be entitled to the full protection of Bankruptcy Code ss. 364(e) with respect to the Obligations and the Liens created or authorized by this Order in the event that this Order or any authorization contained herein is stayed, vacated, reversed or modified on appeal. Any stay, modification, reversal or vacation of this Order shall not affect the validity of any obligation of the Debtors to the General Administrative Agent or the Lenders incurred pursuant to this Order.
Notwithstanding any such stay, modification, reversal or vacation, all Loans made and all Letters of Credit issued pursuant to this Order and the Credit Agreement, all uses of the Cash Collateral and all Obligations incurred by the Debtors pursuant hereto or the Loan Documents prior to written notice to the General Administrative Agent and the Prepetition Agent of the effective date of such stay, modification, reversal or vacation, shall be governed in all respects by the original provisions hereof and the General Administrative Agent, the Lenders, the Prepetition Agent and the Prepetition Lenders shall be entitled to all the rights, privileges and benefits, including without limitation, the Liens, Replacement Liens and Superpriority Claims granted herein.

                  15. The provisions of this Order and any actions taken pursuant hereto shall survive entry of any order which may be entered (a) confirming any plan of reorganization in any of the Chapter 11 Cases (and the Obligations shall not be discharged by the entry of any such order or pursuant to Bankruptcy Code ss. 1141(d)(4), the Debtors having hereby waived such discharge); (b) converting any of the Chapter 11 Cases to a Chapter 7 case; or
(c) dismissing any of the Chapter 11 Cases, and the terms and provisions of this Order as well as the Superpriority Claims, Liens and Replacement Liens granted pursuant to this Order and the Loan Documents shall continue in full force and effect notwithstanding the entry of such order, and such Superpriority Claims, Liens and Replacement Liens shall maintain their priority as provided by this Order until all of the Obligations and all obligations in respect of the matters set forth in clauses (ii) and (iii) of paragraph 8(b) and paragraph 8(c) are indefeasibly paid in full and discharged.

                  16. The findings contained in paragraphs D and E shall be binding upon all parties in interest, including without limitation, the Debtors and the Committee, unless (a) a party in interest (including without limitation the Committee) has properly filed an adversary proceeding or contested matter (subject to the limitation set forth in the last sentence of decretal paragraph
4) challenging the amount, validity, enforceability, perfection or priority of the Prepetition Obligations or the Prepetition Agent's liens on the

Prepetition Collateral in respect thereof, or otherwise asserting any claims or causes of action against the Prepetition Agent or the holders of Prepetition Obligations on behalf of the Debtors' estates, no later than the date that is ninty (90) days after the date of the appointment of the Committee to commence such advesary proceedings or contested matter with respect to the due execution, authorization or perfection of the Prepetition Agent's liens on the Prepetition Collateral, and (ii) 150 days after the date of appointment of the Committee with respect to any other challenge relating to the Prepetition Obligations or the Prepetition Agent's liens on the Prepetition Collateral, or otherwise relating to any claims or causes of action against the Prepetition Agent or the holders of the Prepetition Obligations, and (b) the Court rules in favor of the plaintiff in any such timely filed adversary proceeding or contested matter. If no such adversary proceeding or contested matter is commenced as of such dates, the Prepetition Obligations shall constitute allowed claims, not subject to subordination and otherwise unavoidable, for all purposes in the Chapter 11 Cases and any subsequent Chapter 7 cases, the Prepetition Agent's and the Prepetition Lenders' liens on the Prepetition Collateral shall be deemed legal, valid, binding, perfected, not subject to defense, counterclaim, offset of any kind, subordination and otherwise unavoidable, and the Prepetition Agent, the Prepetition Lenders, the Prepetition Obligations and the Prepetition Agent's and the Prepetition Lenders' liens on the Prepetition Collateral shall not be subject to any other or further challenge by any party in interest seeking to exercise the rights of the Debtors' estates, including without limitation, any successor thereto.

                  17. Entry of this Order shall be without prejudice to any and all rights, remedies, claims and causes of action which the Prepetition Agent or the Prepetition Lenders may have against the Debtors or third parties, and without prejudice to the right of the Prepetition Agent and the Prepetition Lenders to seek relief from the automatic stay in effect pursuant to Bankruptcy Code sec. 362, or any other relief in the Chapter 11 Cases, and the right of the Debtors to oppose any such relief. The provisions of this Order shall be binding upon and inure to the benefit of the Agent, the Lenders, the Prepetition Agent, the holders of Prepetition Obligations, the Debtors, and their respective successors and assigns, including any trustee or other fiduciary hereafter appointed in the Chapter 11 Cases as a legal representative of the Debtors or the Debtors' estates.

                  18. Nothing in this Order or the Loan Documents shall relieve any Debtor of any obligations or responsibility to comply with environmental laws enforceable against such Debtor or imposes on any Debtor any obligations to comply with environmental laws which are not otherwise enforceable against such Debtor.

                  19. Notwithstanding any term or provision of the Interim Order, this Order, or the loan Documents to the contrary, the General Administrative Agent on behalf of the Lenders, and the Prepetition Agent on behalf of the Prepetition lenders, shall not exercise any right or remedy with respect to any security interests, liens or Superpriority Claims on causes of action of the Debtors against any third party (including, without limitation, affiliates and insiders of the Debtors) arising directly or indirectly out of the events relating to the Debtors' accounting irregularities publicly disclosed in March 2000, or thereafter (collectively, the "THIRD-PARTY CAUSES OF ACTION"), or the proceeds thereof, unless and until the General Administrative Agent and the Prepetition Agent have used all commercially reasonable efforts to liquidate all other Collateral and applied the proceeds thereof to satisfy the Obligations and the adequate protection obligations of the Debtors, if any, under paragraph 8 of this Order. In the event of any recovery from any of the Third-Party Causes of Action, the Debtors shall deposit such proceeds in a segregated account of the Debtors to be held, and not used for working capital or other corporate purposes, pending the application of such proceeds in accordance with the provisions hereof. The provisions of this paragraph shall be binding on the General Administrative Agent, the Lenders, the Prepetition Agent, and the Prepetition Lenders, and their respective successors and assigns.

                  20. The Liens and Adequate Protection Liens granted pursuant to this Order and the Loan Documents to the General Administrative Agent and the Lenders and the Prepetition Agent and the Prepetition Lenders, respectively, to the extent they attach to a lease of Star-Attack ionizing paint guns or the proceeds and rents therefrom ("PAINT GUNS") under which a Debtor is the lessor (a "SUBLEASE"), which Paint Guns are subject to a purported lease (a "MASTER LEASE") under which such Debtor is the purported lessee from AEA shall be entitled to payments of any amounts that become due under the Master Lease postpetition, subject to Section 365(d)(10) of the Bankruptcy Code, except to the extent that such amounts exceed the amount of the rents from the related Sublease(s) during the related time period. The foregoing sentence shall not limit either the amount of any prepetition claim by AEA resulting from rejection of the Master Lease nor the amount required to cure a default under the Master Lease as a condition of assumption of the Master Lease. Nothing contained in this Order shall be deemed to be a determination as to the characterization of the Master Lease as a true lease or a disguised secured financing and the Debtors (and any representative of their estates) expressly reserve the right to seek such a determination by the Court as to such characterization and any appropriate relief relating thereto, including disgorgement of any payments made to AEA thereunder.


                  21. Except as specifically amended, modified or supplemented hereby, all of the provisions of the Interim Order shall remain in full force and effect and are ratified by this Order. In the event of any inconsistency between the terms of this Order and the terms of the Interim Order or the Loan Documents, the terms of this Order shall control.

Dated:   July 19, 2000
         Wilmington, Delaware


                                              /s/ illegible signature
                                            ------------------------------------
                                            CHIEF UNITED STATES BANKRUPTCY JUDGE

                                                                       EXHIBIT G

                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE


               Reference is made to the Amended and Restated Debtor in Possession Credit Agreement, initially dated as of June 11, 2000, amended and restated as of July 19, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among SAFETY-KLEEN SERVICES, INC., a Delaware corporation (the "BORROWER"), the financial institutions from time to time parties thereto Agreement (the "LENDERS"), TORONTO-DOMINION BANK, HOUSTON AGENCY, as letter of credit issuing bank, TORONTO DOMINION (TEXAS), INC., as administrative agent (the "GENERAL ADMINISTRATIVE AGENT"), and THE CIT GROUP/BUSINESS CREDIT, INC., as collateral agent and underwriter. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

               The Assignor identified on Schedule l hereto (the "ASSIGNOR") and the Assignee identified on Schedule l hereto (the "ASSIGNEE") agree as follows:

               1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "ASSIGNED INTEREST") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an "ASSIGNED FACILITY"; collectively, the "ASSIGNED FACILITIES"), in a principal amount for each Assigned Facility as set forth on Schedule 1 hereto.

               2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim;
(b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Assigned Facilities and (i) requests that the General Administrative Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the General Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

               3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to subsection 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 4.12(b) of the Credit Agreement.

               4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the "EFFECTIVE DATE"). Following the execution of this Assignment and Acceptance, it will be delivered to the General Administrative Agent for acceptance by it and recording by the General Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the General Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the General Administrative Agent).

               5. Upon such acceptance and recording, from and after the Effective Date, the General Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

               6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

               7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

               IN  WITNESS   WHEREOF,   the  parties  hereto  have  caused  this
Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   Schedule 1
                          to Assignment and Acceptance

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

      Credit                  Principal
 Facility Assigned         Amount Assigned        Commitment Percentage Assigned
------------------         ---------------        ------------------------------
                             $                                        %

[Name of Assignee]                                  [Name of Assignor]




By: ----------------------------------    By: ----------------------------------
    Title                                     Title

Accepted:                                 Consented To:

TORONTO DOMINION (TEXAS), INC., as        TORONTO DOMINION (TEXAS) INC., as
General Administrative Agent              General Administrative Agent

By: ----------------------------------    By: ----------------------------------
    Title                                     Title

                                                                       EXHIBIT H

                         TORONTO DOMINION (TEXAS) INC.,
                     as General Administrative Agent ("TD")

                      THE CIT GROUP/BUSINESS CREDIT, INC.,
                          as Collateral Agent ("CITBC")

                           SAFETY-KLEEN SERVICES, INC.
                                 (the "Company")

                                                           August 11, 2000

                            BLOCKED ACCOUNT AGREEMENT

Bank of America
Attn:    Mr. Dale E. Dyer

Ladies and Gentlemen:

               We refer to Account Nos. 3750844212 and 8188002446 (the "ACCOUNTS") maintained with you, Bank of America, N.A., ("Bank") by Safety-Kleen Services, Inc. (the "COMPANY") into which certain monies, instruments and other property are deposited from time to time. The Company has granted to TD, as agent for the lenders under the Amended and Restated Debtor in Possession Credit Agreement dated as of July 19,2000 (the "CREDIT AGREEMENT") among Safety-Kleen Services, Inc., the several lenders parties thereto, TD as General Administrative Agent and CITBC as Collateral Agent, as the same may be amended from time to time hereafter, a security interest in certain assets and properties of the Company including, among other things, the Accounts, the Company's accounts receivable, proceeds of pledged collateral and all monies, instruments and other property deposited therein and all certificates and instruments, if any representing or evidencing any of the foregoing. It is a condition to the continued maintenance of the Accounts with Bank that it agrees to this Agreement.

1. By signing this Agreement, Bank irrevocably agrees that from the date hereof the Accounts shall be subject to the exclusive joint direction of TD and CITBC, and all monies, instruments and other property of the Company received for deposit in the

        Accounts shall be held solely in accordance with the terms of this Agreement. The Accounts shall be subject to joint written instructions only from TD and CITB C jointly and. absent written notice jointly from TD and CITBC to the contrary, no officer or agent of the Company shall have the authority to withdraw or provide payment instructions as to any amounts in the Accounts or otherwise exercise any authority with respect to the Accounts. Joint instructions from TD and CITBC (or the Company, to the extent that TD and CUBC jointly direct Bank to follow the instructions of the Company) with respect to the disposition of any and all money deposited in the Accounts shall be understood to refer to, and be effective as to, only the disposition of collected funds and all funds as they become collected and available funds from time to time-Bank is not in any event obligated to transfer uncollected or unavailable funds out of the Accounts. Bank hereby agrees to:

                       (1) follow its usual operating procedures for the handling of any deposit received for the Accounts, in accordance with its standard account agreement with Company, except as modified by this Agreement;

                       (2)    charge the Accounts for all returned  remittances,
                              service  charges,   and  other  fees  and  charges
                              associated with this Agreement;

                       (3) follow its usual procedures in the event the Accounts or any remittance should be or become the subject of any writ levy, order or other similar judicial or regulatory order or process;

                       (4) not commingle any cash or other payments deposited in the Accounts with other funds; and

                       (5) maintain a record of all checks, deposits and any and all other remittance items deposited into the Accounts and, in addition, to provide to the Company and/or CITBC, upon request therefor, with copies of such checks and other remittance items and deposits received, as well as a monthly statement and furnish to CITBC its regular bank statement with respect to the Accounts, subject to its standard charges for such services.

2. Unless Bank is notified by joint written request of TD and CITBC to the contrary, Bank shall transfer each Business Day, in same day funds, all collected and available funds on deposit in the Accounts, less charges for returned items received on the date of such transfer, to the following account:
                              Bank One / FCNBD
                              ABA #: 071-000-013
                              For the A/C of Safety-Kleen Services, Inc.
                              A/C #: 10-64716
        or such other account as may be designated by joint written notice from TD and CITBC. Bank agrees that each such transfer of funds by it to said account shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred. Funds are not available if, in the reasonable determination of Bank, they are subject to a hold, dispute or legal process preventing their withdrawal. A "Business Day" is each day except Saturdays, Sundays and Bank holidays.

3.      (a)     If the balances in the Accounts are not  sufficient  to pay Bank for any returned Check, CITBC agrees to pay Bank on Demand the amount due bank.

        (b) If the balances in the Accounts are not sufficient to compensate Bank for any fees or charges due Bank in connection with this Agreement, Company agrees to pay Bank on demand the amount due Bank. Company will have breached this Agreement if it has not paid Bank, within 30 days after the demand, the amount due Bank.

        (c) Company hereby authorizes Bank, without prior notice, from time to time to debit any other account Company may have with Bank for the amount or amounts due Bank under subsection 3 (a) or 3(b).

4. Bank hereby waives and agrees not to assert, claim or endeavor to exercise, and by executing this Agreement bars and estops itself from asserting, claiming or exercising, and Bank acknowledges that it has NOT heretofore received a currently effective notice from any other party asserting, claiming or exercising, any right of setoff, banker's lien or other purported form of claim with respect to the Accounts and funds from time to time therein, except with respect to Bank's eight to charge the Accounts for any reasonable fees and expenses, or charge backs for uncollected items or other deposits, all in accordance with its customary practices and procedures. Except for such rights, Bank shall have no rights in the Accounts or the funds therein. To the extent Bank may ever have any such other rights, it hereby expressly subordinates all such rights to all rights of TD and CITBC.

5. It is expressly agreed that any and all fees and charges associated with the Accounts shall be payable exclusively by the Company. Such fees and charges shall be included in the monthly statement furnished to the Company and CITBC. Such statement shall be accompanied by supporting documentation as to the fees and charges payable for such month. If the Company fails to pay any such fees or charges and you cannot setoff any such amounts from funds in the Accounts, CITBC shall pay same upon your written request.

6.      (a)     Bank may terminate  this Letter  Agreement only upon thirty (30)
                days prior written notice to that effect to the Company,  TD and
                CITBC by closing the Accounts  maintained with you and,  pending
                the  effective  date  of  such  termination,   transferring  all
                collected mid available funds, if any, in such

                Accounts as directed by TD and CITBC. After the effective date of any such termination, Bank shall return anything from time to time received for deposit in the Accounts marked "account closed".

        (b) Notwithstanding subsection 6(a), Bank may terminate this Agreement at any 6rQe by written notice to Company, TD and CMC if any of Company, TD or CITBC breaches any of the terms of this Agreement.

7. Notwithstanding anything contained herein to the contrary, this Agreement shall terminate on such date as (i) the Credit Agreement has terminated in accordance with its terms and (ii) all obligations of the Company or any of its affiliates thereunder have been indefeasibly paid in full. TD and CITBC shall notify Bank promptly in writing upon payment n full of Company's obligations,

8.      (a)     Bank will not be liable to Company, TD or CITBC for any expense, claim, loss, damage or cost ("Damages") arising out of or relating to its performance under this Agreement other d= those Damages which result directly from its acts or omissions constituting negligence.

        (b) In no event will Bank be liable for any special, indirect, exemplary or consequential damages, including but not limited to lost profits.

        (c) Bank will be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of Bank, if
                (i) such failure or delay is caused by circumstances beyond Bank's reasonable control, including but not limited to legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communications or transmission facilities, equipment failure, or act, negligence or default of Company, TD or CITBC or (ii) such failure or delay resulted from Bank's reasonable belief that the action would have violated any guideline, rule or regulation of any governmental authority.

9. Company shall indemnify Bank against, and hold it harmless from, any and all liabilities, claims, costs, expenses and damages of any nature (including but not limited to allocated costs of staff counsel, other reasonable attorney's fees and any fees and expenses incurred in enforcing this Agreement) in any way arising out of or relating to disputes or legal actions concerning this Agreement, or any Check. This section does not apply to any cost or damage attributable to the gross negligence or intentional misconduct of Bank. Company's obligations under this section shall survive termination of this Agreement.

10. Company agrees to pay to Bank, upon receipt of Bank's invoice, all reasonable costs, expenses and attorneys' fees (including allocated costs for in-house legal services) incurred by Bank in connection with the enforcement of this Agreement and any instrument or agreement required hereunder, including but not limited to any such costs, expenses and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action. Company agrees to pay Bank, upon receipt of Bank's invoice, all reasonable costs, expenses and attorneys' fees (including allocated costs for in-house legal services) incurred by Bank in the preparation and administration of this Agreement (including any amendments hereto or instruments or agreements required hereunder).

11. This Agreement may be amended only by a writing signed by Company, TD, CITBC and Bank; except that Bank's charges are subject to change by Bank upon 30 days' prior written notice to Company.

12. This Agreement may be executed in counterparts; all such counterparts shall constitute but one and the same agreement.

13. Any written notice or other written communication to be given under this Agreement shall be addressed to each party at its address set forth on the signature page of this Agreement or to such other address as a party may specify in writing. Except as otherwise expressly provided herein, any such notice shall be effective upon receipts

14. This Agreement controls in the event of any conflict between this Agreement and any other document or written or oral statement. This Agreement supersedes all prior understandings, writings, proposals, representations and communications, oral or written, of any party relating to the subject matter hereof.

15. Nothing contained in the Agreement shall create any agency, fiduciary, joint venture or partnership relationship between Bank and TD, CITBC or Company.

               This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                 Sincerely,

                                 SAFETY-KLEEN SERVICES, INC.


                                 By: /S/ Henry H. Taylor
                                     ---------------------------------
                                     Title:  President

                                 Address for notices

                                 SAFETY-KLEEN SERVICES, INC.
                                 ATTENTION KAHN D. HOBBS
                                 1301 GERVAIS ST. SUITE 300, COLUMBIA, SC 29201
                                 FAX:   803-933-4346

                                 THE CIT GROUP/BUSINESS CREDIT,
                                 INC., as Collateral Agent

                                 By: /s/ Mark J. Long
                                     ---------------------------------
                                     Title:  Vice President

                                 Address for Notices

                                 -------------------------------------

                                 -------------------------------------

                                 -------------------------------------


                                 TORONTO DOMINION (TEXAS) INC.,
                                 as General Administrative Agent

                                 By: /s/ Illegible signature
                                     ---------------------------------
                                     Title:

                                 Address for Notices

                                 -------------------------------------

                                 -------------------------------------

                                 -------------------------------------


Acknowledged and Agreed To as the date first above written:

Bank of America, N.A.


By:  /s/ Dale E. Dyer
     --------------------------------
     Title:  Vice President

Address for Notices

-------------------------------------

-------------------------------------

-------------------------------------

                                                                       EXHIBIT H

                         TORONTO DOMINION (TEXAS) INC.,
                     As General Administrative Agent ("TD")


                      THE CIT GROUP/BUSINESS CREDIT, INC.,
                          As collateral Agent ("CITBC")

                           SAFETY-KLEEN SYSTEMS, INC.
                                  The "Company"

                                                               August 11, 2000

                            BLOCKED ACCOUNT AGREEMENT

Bank One / FCNBD
Attn: Richard Babcock
1 Bank One Plaza
Chicago, Illinois 60670

Ladies and Gentlemen:

               We refer to Account No. 10-35872 (the "ACCOUNT") maintained with you by Safety-Kleen Services, Inc. (the "Company") into which certain monies, instruments and other property are deposited from time to time. The Company has granted to TD, as agent for the lenders under the Amended and Restated Debtor in Possession Credit Agreement dated as of July 19,2000 (the "CREDIT AGREEMENT") among Safety-Kleen Services, Inc., the several lenders parties thereto, TD as General Administrative Agent and CITBC as Collateral Agent, as the same may be amended from time to time hereafter, a security interest in certain assets and properties of the Company including, among other things, the Account, the company's accounts receivable, proceeds of pledged collateral and all monies, instruments and other property deposited therein and all certificates and instruments, if any representing or evidencing any of the foregoing. It is a condition to the continued maintenance of the Account with you that you agree to this Letter Agreement.

1. By signing this Letter Agreement, you irrevocably agree that from the date hereof the Account shall be subject to the exclusive direction of TD and CITBC, and all monies, instruments and other property of the Company received for deposit in the Account shall be held solely in accordance with the terms of this agreement. The Account shall be subject to written instructions only from TD and CITBC and, absent written notice from TD and CITBC to the contrary, no officer or agent of the Company shall have the authority to withdraw or provide payment instructions as to any amounts in the Account or otherwise exercise any authority with respect to the Account. Instructions from TD and CITBC (or the Company, to the extent that TD and CITBC direct you to follow the instructions of the Company) with respect to the disposition of any and all money deposited in the Account shall be understood to refer to, and be effective as to, only the collected funds from time to time; you are not in any event obligated to transfer uncollected funds out of the Account. You hereby agree to:

              (a) follow your usual operating procedures for the handling of any remittance received in the Account that contains restrictive endorsements or irregularities such as a variance between the Written and numerical amounts, undated or postdated items, missing signature, incorrect payee, etc.;

              (b) endorse and process, in accordance with your customary collection procedures, all eligible checks and other remittance items (not covered by subparagragh (a) above) you receive for deposit into the Account from third-party remitters and deposit such checks and other remittance items in the Accounts;

              (c) not commingle any cash or other payments deposited in the Account with other funds; and

              (d) maintain a record of all checks, deposits and any and all other remittance items deposited into the Account and, in additions, to provide to the Company and/or CITBC your regular bank statement with respect to the Account, subject to your standard charges for such services.

2. Unless you are notified by joint written request of TD and CITBC to the contrary, you shall transfer daily, in available funds, all collected funds on deposit in the Account No. 10-35872, less charges for returned item received on the date of such transfer, to the following account:

                           Bank One/ FCNBD
                           ABA # 071-000-013
                           For the A/C for Safety-Kleen Services, Inc.
                           A/C #: 10-64716

        or such other account as may be designated by joint written notice from TD and CITBC. You agree that each such transfer of funds by you to said account shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred.

3.      Alternatively,  absent  joint  written  notice  from TD and CITBC to the
        contrary,   Company   may   initiate   transfers   of   funds   to   the
        above-referenced account.

4. You hereby waive and agree not to assert, claim or endeavor to exercise, and by executing this Letter Agreement bar and estop yourself from asserting, claiming or exercising, and you acknowledge that you have not heretofore received a notice from any other party asserting, claiming or exercising, and right of setoff, banker's lien or other purported form of claim with respect to the Account and funds from time to time therein, except with respect to your right to charge the Account for any reasonable fees and expenses, or charge backs with your customary practices and procedures. Except for such therein, to the extent you may ever have any such other rights, you hereby expressly subordinate all such right to all rights of TD and CITBC.

5. It is expressly agreed that any and all fees and charges associated with the Account shall be payable exclusively by the Company. Such fees and charges shall be included in the monthly statement furnished to the Company and CITBC. Such to the fees and charges payable for such month. If the Company fails to pay any such fees or charges, you may get off any such amounts from funds in the Account. If there are insufficient funds in the Account. CITBC shall pay same upon your written request.

6. You may terminate this Letter Agreement only upon thirty (30) days' prior written notice to that effect to the Company, TD and CITBC by canceling the Account maintained with you and, pending the effective date of such termination, transferring all funds as they become collected funds, if any, in such Account as directed by TD and CITBC. After the effective date of any such termination, you shall nonetheless remain obligated promptly to transfer anything from time to time received in the Account including, but not Limited to, and funds received for deposit in the Account as they become collected funds, pursuant to the directions of the Company of CITBC, as then applicable.

7. Notwithstanding anything contained herein to the contrary, this Letter Agreement shall terminate on such date as (i) the Credit Agreement has terminated in accordance with its terms and (ii) all obligations of the Company or any of its affiliates thereunder have been indefeasibly paid in full.

8. You will be liable only for direct damages in the event you fail to exercise ordinary care. You shall be deemed to have exercised ordinary care if your action or failure to act is in conformity with general banking usages or is otherwise a commercially reasonable practice of the banking industry. You shall not be liable for any special, indirect or consequential damages, even if you have been advised of the possibility of these damages.

9.      The parties  acknowledge that you may assign or transfer your rights and
        obligations   hereunder  to  a  wholly-owned   subsidiary  of  Bank  One
        Corporation.

10. The Company agrees to indemnify you for, and hold you harmless from, all claims, damages, losses, liabilities and expenses, including legal fees and expenses, resulting from or with respect to this Letter Agreement and the administration and maintenance of the Account and the services provided hereunder, including, without limitation: (a) any action taken, or not taken, by you in regard thereto in accordance with the terms of this Letter Agreement, (b) the breach of any representation or warranty made by the Company pursuant to this Letter Agreement, (c) any item, including, without limitation, any automated clearinghouse transaction, which is returned for any reason, and (d) any failure of the Company to pay any invoice or charge to you for services in respect to this Letter Agreement and the Account or any amount owing to you from the Company with respect thereto or to the service provided hereunder.

THIS LETTER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

Sincerely,

Safety-Kleen Systems, Inc.


By:   /s/  Henry H. Taylor
     ----------------------------
     Name:  Henry H. Taylor
     Title:    President

The CIT Group/Business Credit, Inc., as Collateral Agent

By:   /s/  Mark J. Long
     ----------------------------
     Name:  Mark J. Long
     Title:    Vice President

Toronto Dominion (Texas), Inc. as General Administrative
Agent.

By:  /s/  Illegible signature
     ----------------------------
     Name:
     Title:


Acknowledged and Agreed To
   as the date first above
   written:

Bank One N.A.


By:  /s/ Richard BabcocK
     ----------------------------
     Title:   Vice President

                                                                       EXHIBIT H

                         TORONTO DOMINION (TEXAS) INC.,
                     as General Administrative Agent ("TD")

                      THE CIT GROUP/BUSINESS CREDIT, INC.,
                          as collateral Agent ("CITBC")

                           SAFETY-KLEEN SERVICES, INC.
                                  The "Company"

                                                             August 11, 2000

                            BLOCKED ACCOUNT AGREEMENT

Bank One / FCNBD
Attn: Richard Babcock
1 Bank One Plaza
Chicago, Illinois 60670

Ladies and Gentlemen:

               We refer to Account No. 10-64716 (the "ACCOUNT") maintained with you by Safety-Kleen Services, Inc. (the "COMPANY") into which certain monies, instruments and other property are deposited from time to time. The Company has granted to TD, as agent for the lenders under the Amended and Restated Debtor in Possession Credit Agreement dated as of July 19,2000 (the "Credit Agreement") among Safety-Kleen Services, Inc., the several lenders parties thereto, TD as General Administrative Agent and CITBC as Collateral Agent, as the same may be amended from time to time hereafter, a security interest in certain assets and properties of the Company including, among other things, the Account, the company's accounts receivable, proceeds of pledged collateral and all monies, instruments and other property deposited therein and all certificates and instruments, if any representing or evidencing any of the foregoing. It is a condition to the continued maintenance of the Account with you that you agree to this Letter Agreement.

1. By signing this Letter Agreement, you irrevocably agree that from the date hereof the Account shall be subject to the exclusive direction of TD and CITBC, and all monies, instruments and other property of the Company received for deposit in the Account shall be held solely in accordance with the terms of this agreement. The Account shall be subject to written instructions only from TD and CITBC and, absent written notice from TD and CITBC to the contrary, no officer or agent of the Company shall have the authority to withdraw or provide payment instructions as to any amounts in the Account or otherwise exercise any authority with respect to the Account. Instructions from TD and CITBC (or the Company, to the extent that TD and CITBC direct you to follow the instructions of the Company) with respect to the disposition of any and all money deposited in the Account shall be understood to refer to, and be effective as to, only the collected funds from time to time; you are not in any event obligated to transfer uncollected funds out of the Account. You hereby agree to:

                (a) follow your usual operating procedures for the handling of any remittance received in the Account that contains restrictive endorsements or irregularities such as a variance between the Written and numerical amounts, undated or postdated items, missing signature, incorrect payee, etc.;

                (b) endorse and process, in accordance with your customary collection procedures, all eligible checks and other remittance items (not covered by subparagragh (a) above) you receive for deposit into the Account from third-party remitters and deposit such checks and other remittance items in the accounts;

                (c) not commingle any cash or other payments deposited in the Account with other funds; and

                (d) maintain a record of all checks, deposits and any and all other remittance items deposited into the Account and, in additions, to provide to the Company and/or CITBC your regular bank statement with respect to the Account, subject to your standard charges for such services.

2. Promptly upon the joint written request of TD and CITBC, you shall transfer daily, in available funds, all collected funds on deposit in the Account No. 10-64716, less charges for returned items received on the date of such transfer, to an account maintained with CITBC at:

                             The Chase Manhattan Bank
                             ABA #: 021 000 021
                             For the A/C of CITBC
                             A/C #: To be provided in writing by CITBC

        or such other account as may be designated by joint written notice from TD and CITBC. In order to enable CITBC to properly reconcile the Company's records, you agree that each such transfer of funds by you to said account shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred.

3. Alternatively, absent joint written notice from TD and CITBC to the contrary, Company may initiate transfers of funds to CITBC's account at The Chase Manhattan Bank through ACH.

4. The automatic daily transfer of funds referred to in Paragraph 2 above may be suspended upon joint written request from TD, CITBC and the Borrower. Notwithstanding the foregoing, such transfers may be resumed at any time and from time to time by joint written notice from TD and CITBC as provided in Paragraph 2.

5. You hereby waive and agree not to assert, claim or endeavor to exercise, and by executing this Letter Agreement bar and estop yourself from asserting, claiming or exercising, and you acknowledge that you have not heretofore received a notice from any other party asserting, claiming or exercising, and right of setoff, banker's lien or other purported form of claim with respect to the Account and funds from time to time therein, except with respect to your right to charge the Account for any reasonable fees and expenses, or charge backs with your customary practices and procedures. Except for such therein, to the extent you may ever have any such other rights, you hereby expressly subordinate all such right to all rights of TD and CITBC.

6. It is expressly agreed that any and all fees and charges associated with the Account shall be payable exclusively by the Company. Such fees and charges shall be included in the monthly statement furnished to the Company and CITBC. Such to the fees and charges payable for such month. If the Company fails to pay any such fees or charges, you may get off any such amounts from funds in the Account. If there are insufficient funds in the Account. CITBC shall pay same upon your written request.

7. You may terminate this Letter Agreement only upon thirty (30) days' prior written notice to that effect to the Company, TD and CITBC by canceling the Account maintained with you and, pending the effective date of such termination, transferring all funds as they become collected funds, if any, in such Account as directed by TD and CITBC. After the effective date of any such termination, you shall nonetheless remain obligated promptly to transfer anything from time to time received in the Account including, but not Limited to, and funds received for deposit in the Account as they become collected funds, pursuant to the directions of the Company of CITBC, as then applicable.

8. Notwithstanding anything contained herein to the contrary, this Letter Agreement shall terminate on such date as (i) the Credit Agreement has terminated in accordance with its terms and (ii) all obligations of the Company or any of its affiliates thereunder have been indefeasibly paid in full.

9. You will be liable only for direct damages in the event you fail to exercise ordinary care. You shall be deemed to have exercised ordinary care if your action or failure to act is in conformity with general banking usages or is otherwise a commercially reasonable practice of the banking industry. You shall not be liable for any special, indirect or consequential damages, even if you have been advised of the possibility of these damages.

10.     The parties  acknowledge that you may assign or transfer your rights and
        obligations   hereunder  to  a  wholly-owned   subsidiary  of  Bank  One
        Corporation.

11. The Company Agrees to indemnify you for, and hold you harmless from, all claims, damages, losses, liabilities and expenses, including legal fees and expenses, resulting from or with respect to this Letter Agreement and the administration and maintenance of the Account and the services provided hereunder, including, without limitation: (a) any action taken, or not taken, by you in regard thereto in accordance with the terms of this Letter Agreement, (b) the breach of any representation or warranty made by the Company pursuant to this Letter Agreement, (c) any item, including, without limitation, any automated clearinghouse transaction, which is returned for any reason, and (d) any failure of the Company to pay any invoice or charge to you for services in respect to this Letter Agreement and the Account or any amount owing to you from the Company with respect thereto or to the service provided hereunder.

THIS LETTER AGREEMENT AND THE RIGHTS AND OBLIGATINS OF THE PARTIES HEREUNDER WILL BE GOVERENED BY AND CONTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STAT OF ILLINOIS.

Sincerely,

Safety-Kleen Services, Inc.


By: /s/  Henry H. Taylor
    ---------------------------------
    Name:  Henry H. Taylor
    Title: President

The CIT Group/Business Credit, Inc., as Collateral Agent

By: /s/  Mark J. Long
    ---------------------------------
    Name:  Mark J. Long
    Title: Vice President

Toronto Dominion (Texas), Inc. as General Administrative Agent.

By: /s/  Illegible signature
    --------------------------------
Name:
Title:


Acknowledged and Agreed To
   as the date first above
   written:

Bank One N.A.


By: /s/ Richard Babcock
    --------------------------------
    Title: Vice President

                                                                      EXHIBIT H

                         TORONTO DOMINION (TEXAS) INC.,
                     as General Administrative Agent ("TD")

                      THE CIT GROUP/BUSINESS CREDIT, INC.,
                          as Collateral Agent ("CITBC")

                            SAFETY-KLEEN SYSTEMS, INC
                                 (the "Company")

                                                           August 14, 2000


                            BLOCKED ACCOUNT AGREEMENT

      The Northern Trust Company
      Attn: Don Dabisch
      50 South LaSalle Street
      Chicago, IL 60675

      Ladies and Gentlemen:

               We refer to Account No. 99740 (the "ACCOUNT") maintained with you by SAFETY-KLEEN SYSTEMS, INC (the "COMPANY") into which certain monies, instruments and other property are deposited from time to time. The Company has granted to TD, as agent for the lenders under the Amended and Restated Debtor in Possession Credit Agreement dated as of July 19, 2000 (the "CREDIT AGREEMENT") among Safety-Kleen Services, Inc., the several lenders parties thereto, TD as General Administrative Agent and CITBC as Collateral Agent, as the same may be amended from time to time hereafter, a security interest in certain assets and properties of the Company including, among other things, the Account, the Company's accounts receivable, proceeds of pledged collateral and all monies, instruments and other property deposited therein and all certificates and instruments if any representing or evidencing any of the foregoing.

1. By signing this Letter Agreement, you irrevocably agree that from the date hereof the Account shall be subject to the exclusive direction of TD and CITBC, and all monies, instruments and other property of the Company received for deposit in the Account shall be held solely in accordance with the terms of this agreement. The Account shall be subject to joint written instructions only from TD and CITBC and, absent joint written notice from TD and CITBC to the contrary, no officer or agent of the Company shall have the authority to withdraw or provide payment instructions as to any amounts in the Account or otherwise exercise any authority with respect to the Account. Joint written instructions from TD and CITBC (or the Company, to the extent that TD and CITBC direct you to follow the instructions of the Company) with respect to the disposition of any and all money deposited in the Account shall be understood to refer to, and be effective as to, only the disposition of collected funds and all funds as they become collected funds from time to time; you are not in any event obligated to transfer uncollected funds Out of the Account. You hereby agree to:

                (1) follow your usual operating procedures for the handing of any remittance received in the Account that contains restrictive endorsements or irregularities such as a variance between the written and numerical amounts, undated or postdated items, missing signature, incorrect payee, etc.;

                (2) indorse and process, in accordance with your customary collection procedures, all eligible checks and other remittance items (not covered by subparagraph (a) above) you receive for deposit into the Account from third-party remitters and deposit such checks and other remittance items in the Account;

                (3) not commingle any cash or other payments deposited in the Account with other funds; and

                (4) maintain a record of all checks, deposits and any and all other remittance items deposited into the Account and, in additions, to provide to the Company and/or CITBC, upon request therefor, photostats of such checks and other remittance items and deposits received, as well as a monthly statement, and furnish to CITBC your regular bank statement with respect to the Account, subject to your standard charges for such services.

2. Unless you are notified by joint written request of TD and CITBC to the contrary, you shall transfer daily, in same day funds, all collected funds on deposit in the Account No. 99740, less charges for returned items received on the date of such transfer, to the following account:

                         Bank One / FCNBD
                         ABA #: 071-000-013
                         For the A/C of the Company: Safety-Kleen Services, Inc. A/C #: 10-64716

        or such other account as may be designated by joint written notice from TD and CITBC. You agree that each such transfer of funds by you to said account shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred.

3       Alternatively,  absent  joint  written  notice  from TD and  CIBC to the
        contrary,   Company   may   initiate   transfers   of   funds   to   the
        above-referenced account.

4. You hereby waive and agree not to assert, claim or endeavor to exercise, and by executing this Letter Agreement bar and estop yourself from asserting, claiming or exercising, and you acknowledge that you have not heretofore received a notice from any other party asserting, claiming or exercising, any right of setoff, banker's lien or other purported form of claim with respect to the Account and funds from time to time therein, except with respect to Your right to charge the Account for any reasonable fees and expenses, or charge backs for uncollected items or other deposits, all in accordance with your customary Practices and procedures. Except for such rights, you shall have no rights in the Account or the funds therein. To the extent you may ever have any such other rights, you hereby expressly subordinate all such rights to all rights of TD and CITBC.

5. It is expressly agreed that any and all fees and charges associated with the Account shall be payable exclusively by the Company. Such fees and charges shall be included in the monthly statement furnished to the Company and CITBC. Such statement shall be accompanied by supporting documentation as to the fees and charges payable for such month. If the Company fails to pay any such fees or charges and you cannot setoff any such amounts from funds in the Account, CITBC shall pay same upon your written request.

6. You may terminate this Letter Agreement only upon thirty (30) days prior written notice to that effect to the Company, TD and CITBC by canceling the Account maintained with you and, pending the effective date of such termination, transferring all funds as they become collected funds, if any, in such Account as directed by TD and CITBC. After the effective date of any such termination, you shall nonetheless remain obligated promptly to transfer anything from time to time received in the Account including, but not limited to, any funds received for deposit in the Account as they become collected funds, pursuant to the directions of the Company or CITBC, as then applicable.

7. Notwithstanding anything contained herein to the contrary, for a period not to exceed 75 days from the date hereof, the Borrower may direct you to transfer, and you are hereby authorized to transfer, any amounts owing by the Borrower in respect of sales and use taxes to the appropriate taxing authorities in accordance with existing arrangements.

8. Notwithstanding anything contained herein to the contrary, this Letter Agreement shall terminate on such date as (i) the Credit Agreement has terminated in accordance with its terms and (ii) all obligations of the Company or any of its affiliates thereunder have been indefeasibly paid in full.

               This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                        Sincerely,

                                        SAFETY-KLEEN SYSTEMS, INC.


                                        By:  /s/Henry H. Taylor
                                             -----------------------------
                                             Title: President

                                        THE CIT GROUP/BUSINESS CREDIT,
                                        INC., as Collateral Agent

                                        By:  /s/ Mark J. Long
                                             -----------------------------
                                             Title:  Vice President

                                        TORONTO DOMINION (TEXAS) INC.,
                                        as General Administrative Agent

                                        By:  /s/ Illegible signature
                                             -----------------------------
                                             Title:



Acknowledged and Agreed To
  as the date first above
  written:

THE NORTHERN TRUST


By:  /s/ Donald D. Dabisch
     -------------------------------
     Title: Vice President

                              NOTICE OF ASSIGNMENT

Wachovia Bank, N.A.
Mr. Donald E. Sellers
1401 Main Street, Suite 705
Columbia, SC 29226

Gentlemen:

               Reference is made to the account at your institution in the name of Safety-Kleen Services, Inc. (the "BORROWER"), account number 320652738, and bearing the name Safety-Kleen Services, Inc., together with all sums now or in the future in such account (collectively, the ACCOUNT). The Borrower has granted to Toronto Dominion (Texas), Inc. ("TD"), as agent for the lenders under the Amended and Restated Debtor in Possession Credit Agreement initially dated as of June 11, 2000, amended and restated as of July 19, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the several lenders parties thereto, TD, as general administrative agent and The CIT Group/Business Credit, Inc. ("CITBC") as collateral agent, a security interest in certain assets and properties of the Borrower including, among other things, the Account, the Borrower accounts receivable, proceeds of pledged collateral and all monies, instruments and other property deposited in the Account and all certificates and instruments, if any representing or evidencing any of the foregoing. It is a condition to the continued maintenance of the Account with you that you agree to the terms of this agreement


               Unless you are notified to the contrary by joint written request of TD and CITBC, you shall, without need for any further inquiry to any other party, transfer daily, in same day funds, all collected Binds on deposit in the Account less charges for returned items received on the date of such transfer, to the following account:

                         Bank One / FCNBD
                         ABA #: 071-000-013
                         For the A/C of Safety-Kleen Services, Inc.
                         A/C #: 10-64716

or such other account as may be designated by joint written notice from TD and CITBC. You agree that each such transfer of funds by you to said account shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred. All joint notifications and instructions from TD and CITBC shall be reasonable, must be received by -you and you shall have a reasonable time to comply with such instructions which shall be not less than two (2) business days exclusive of the day that actual notice is received by you in the manner specified herein.

                You agree that all amounts on deposit in the Account will not be subject to deduction, setoff, bankers lien or other right in your favor, except that you retain (a) the right to charge-back against the Account the face amount of any item deposited in or credited to the Account which is subsequently returned for any reason, the right to charge the Account for your customary charges for the administration of such Account or other fees or charges due and payable in connection with such Account, and the right to charge the Account for any erroneous crediting of funds by you to such Account, (b) the right to retain a minimum balance in the Account of $300,000 (the "RESERVE") with respect to such to be applied by you in respect of any amounts specified in clause (a) of this paragraph for which there are not otherwise sufficient collected funds in the Account (c) in the event the Account is closed pursuant to a written notice of the Agent specified in the preceding paragraph, the right to retain all amounts (to the extent not prohibited by applicable law) with respect to such Account (including the Reserve with respect to such Account) for a period of fourteen days from the date such Account is closed, to be applied by you in respect of any amounts specified in clause (a) of this paragraph, (d) the adequate protection provided to you in decretal paragraph 8(c) of the Final Order, and (e) any security interest to which you are entitled pursuant to Section 4-208 of the Uniform Commercial Code as in effect in South Carolina.

               The Borrower, TD and CITBC hereby grant you an irrevocable power of attorney, coupled with an interest, to endorse all checks, drafts, remittances and receipts of every kind and nature (collectively ITEMS) deposited in the Account. We request you endorse such Items, provided such remittances are payable to "Safety-Kleen Services, Inc.", or any reasonable variation thereof as follows: "For deposit to Account". The Borrower agrees that such endorsement shall constitute the proper endorsement of the Borrower. We understand that you do not warrant any endorsements.

               You may terminate this agreement upon not less than thirty (30) days prior written notice to that effect to -the Company, TD and CITBC by canceling the Account maintained with you and, pending the effective date of such termination, transferring all funds as they become collected funds, if any, in such Account as in accordance with the terms hereof or as otherwise directed by joint written notice from TD and CITBC. After the effective date of any such termination, you shall nonetheless remain obligated to promptly transfer anything from time to time received in the Account including, but not limited to, any funds received for deposit in the Account as they become collected funds, pursuant joint written notice from TD and CITBC.

               You are authorized to supply TD, CIT13C and the Lenders upon TD's, CITBC's or the Lender's request with copies of all written agreements, balances, written notices, account information and procedures related to the Account in effect from time to time; provided, however, you shall have no liability for your failure or delay in providing any such written agreements, balances, written notices, account information and procedures. You have no responsibility to provide the Borrower, TD, CITBC or the Lenders any Internal communications (whether written, oral, or computer generated) by, between, or among your employees and agents related to the Account, and such internal communications shall not be considered account information or notice regarding the Account, Except as specified herein and to the contrary, the agreement governing the Account and your rules and regulations applicable to the Account shall continue in full force and effect and you shall not be bound in any way by any contract, loan

Dated: August 11, 2000

Acknowledgment of Notice of Assignment of Account

               We hereby acknowledge receipt of the foregoing Notice of Assignment. We agree that the Account is/are held in the above referenced name and that no other person or entity is shown by our records to have an interest in the Account.

Dated August 11, 2000               WACHOVIA BANK, N.A.

                                         By:  /s/ Donald E. Sellers, Jr.
                                             -----------------------------
                                             Name:  Donald E. Sellers, Jr.
                                             Title: Senior Vice President

                                         SAFETY-KLEEN SERVICES, INC.

                                         By:  /s/ Henry H. Taylor
                                             -----------------------------
                                             Name:  Henry H. Taylor
                                             Title: President

Acknowledged By:
                                         TORONTO-DOMINION (TEXAS), INC.

                                         By:  /s/ Illegible signature
                                             -----------------------------
                                             Name:
                                             Title:

                                         THE CIT GROUP/BUSINESS CREDIT, INC.

                                         By:  /s/ Mark J. Long
                                             -----------------------------
                                             Name:  Mark J. Long
                                             Title: Vice President